Exhibit 10.1

EXECUTION VERSION

$1,500,000,000 REVOLVING CREDIT FACILITY

AMENDED AND RESTATED

CREDIT AGREEMENT

by and among

CONSOL ENERGY INC.

and

THE GUARANTORS PARTY HERETO FROM TIME TO TIME

and

THE LENDERS PARTY HERETO

and

PNC BANK, NATIONAL ASSOCIATION,

as the Administrative Agent

and

BANK OF AMERICA, N.A.,

as the Syndication Agent

and

THE BANK OF NOVA SCOTIA

THE ROYAL BANK OF SCOTLAND PLC, and

SOVEREIGN BANK,

as the Co-Documentation Agents

and

PNC CAPITAL MARKETS LLC and

MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED

as Joint Lead Arrangers

Dated as of April 12, 2011

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LIST OF SCHEDULES AND EXHIBITS

SCHEDULES

SCHEDULE 1.1(A)	-	PRICING GRID
SCHEDULE 1.1(B)	-	COMMITMENTS OF LENDERS AND ADDRESSES FOR NOTICES
SCHEDULE 1.1(P)	-	PERMITTED LIENS
SCHEDULE 1.1(R)	-	REAL PROPERTY
SCHEDULE 2.9	-	EXISTING LETTERS OF CREDIT
SCHEDULE 6.1.1	-	QUALIFICATIONS TO DO BUSINESS
SCHEDULE 6.1.2	-	SUBSIDIARIES
SCHEDULE 6.1.13	-	INSURANCE POLICIES
SCHEDULE 6.1.24	-	STATUS OF PLEDGED COLLATERAL
SCHEDULE 7.1.14.1	-	AMENDMENTS AND ASSIGNMENTS OF SECURITY DOCUMENTS
SCHEDULE 7.1.14.2	-	LIEN SEARCHES
SCHEDULE 8.1.14	-	ASSETS EXCLUDED FROM LIENS
SCHEDULE 8.1.16	-	POST-CLOSING MATTERS
SCHEDULE 8.2.1	-	PERMITTED INDEBTEDNESS
SCHEDULE 8.2.3	-	PERMITTED GUARANTIES

EXHIBITS

EXHIBIT 1.1(A)	-	ASSIGNMENT AND ASSUMPTION AGREEMENT
EXHIBIT 1.1(B)	-	NEW LENDER JOINDER
EXHIBIT 1.1(G)(1)	-	GUARANTOR JOINDER
EXHIBIT 1.1(G)(2)	-	CNX GAS GUARANTY AGREEMENT
EXHIBIT 1.1(I)(1)	-	INDEMNITY
EXHIBIT 1.1(I)(2)	-	CNX GAS INTERCOMPANY SUBORDINATION AGREEMENT
EXHIBIT 1.1(I)(3)	-	INTERCOMPANY SUBORDINATION AGREEMENT
EXHIBIT 1.1(M)	-	MORTGAGE
EXHIBIT 1.1(N)	-	SWING LOAN NOTE
EXHIBIT 1.1(R)	-	REVOLVING CREDIT NOTE
EXHIBIT 2.5.1	-	LOAN REQUEST
EXHIBIT 2.5.2	-	SWING LOAN REQUEST
EXHIBIT 7.1.4(A)	-	OPINION OF COUNSEL
EXHIBIT 7.1.4(B)	-	OPINION OF REED SMITH LLP
EXHIBIT 7.1.4(C)	-	OPINION OF LOCAL COUNSEL
EXHIBIT 8.2.6	-	ACQUISITION COMPLIANCE CERTIFICATE
EXHIBIT 8.3.4	-	QUARTERLY COMPLIANCE CERTIFICATE

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AMENDED AND RESTATED CREDIT AGREEMENT

THIS AMENDED AND RESTATED CREDIT AGREEMENT is dated as of April 12, 2011 and is made by and among CONSOL ENERGY INC., a Delaware corporation (the “Borrower”), EACH OF THE GUARANTORS (as hereinafter defined), the LENDERS (as hereinafter defined), BANK OF AMERICA, N.A., in its capacity as syndication agent (the “Syndication Agent”), and PNC BANK, NATIONAL ASSOCIATION, in its capacity as administrative agent for the Lenders under this Agreement (the “Administrative Agent”).

WITNESSETH:

WHEREAS, the Borrower, the Guarantors, the lenders party thereto, Bank of America, N.A., as syndication agent, and PNC Bank, National Association, as administrative agent for the Lenders, entered into that certain Amended and Restated Credit Agreement, dated as of May 7, 2010 (the “2010 Credit Agreement”), providing for a $1,500,000,000 revolving credit facility to the Borrower; and

WHEREAS, the Borrower has requested the Lenders amend and restate the 2010 Credit Agreement as set forth herein; and

WHEREAS, the Lenders agree to amend and restate the 2010 Credit Agreement subject to the terms and conditions in this Agreement; and

WHEREAS, the liens, security interests and guaranties securing and supporting the 2010 Credit Agreement shall continue to secure and support the Obligations as amended and restated pursuant to this Agreement.

NOW, THEREFORE, the parties hereto, in consideration of their mutual covenants and agreements hereinafter set forth and intending to be legally bound hereby, covenant and agree as follows:

1. CERTAIN DEFINITIONS

1.1 Certain Definitions. In addition to words and terms defined elsewhere in this Agreement, the following words and terms shall have the following meanings, respectively, unless the context hereof clearly requires otherwise:

“2007 Credit Agreement” shall mean the Credit Agreement dated as of June 27, 2007 among the Borrower, the guarantors party thereto, the lenders party thereto, PNC Bank, National Association, as co-administrative agent for the lenders, and certain other parties.

“2010 Credit Agreement” shall have the meaning assigned to that term in the recitals hereof.

“Account” shall have the meaning set forth in the Security Agreement.

“Administrative Agent” shall mean PNC Bank, National Association, and its successors and assigns.

“Administrative Agent’s Fee” shall have the meaning specified in Section 10.9 [Administrative Agent’s Fee].

“Administrative Agent’s Letter” shall have the meaning specified in Section 10.9 [Administrative Agent’s Fee].

“Affiliate” as to any Person shall mean any other Person (i) which directly or indirectly controls, is controlled by, or is under common control with such Person, (ii) which beneficially owns or holds 10% or more of any class of the voting or other equity interests of such Person, or (iii) 10% or more of any class of voting interests or other equity interests of which is beneficially owned or held, directly or indirectly, by such Person. Control, as used in this definition, shall mean the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of a Person, whether through the ownership of voting securities, by contract or otherwise, including the power to elect a majority of the directors or trustees of a corporation or trust, as the case may be.

“Anti-Terrorism Laws” shall mean any Laws relating to terrorism or money laundering, including Executive Order No. 13224, the USA Patriot Act, the Laws comprising or implementing the Bank Secrecy Act, and the Laws administered by the United States Treasury Department’s Office of Foreign Asset Control (as any of the foregoing Laws may from time to time be amended, renewed, extended, or replaced).

“Applicable Commitment Fee Rate” shall mean the percentage rate per annum based on the Leverage Ratio then in effect according to the pricing grid on Schedule 1.1(A) below the heading “Commitment Fee.”

“Applicable Letter of Credit Fee Rate” shall mean the percentage rate per annum based on the Leverage Ratio then in effect according to the pricing grid on Schedule 1.1(A) below the heading “Letter of Credit Fee.”

“Applicable Margin” shall mean, as applicable:

(A) the percentage spread to be added to the Base Rate applicable to Revolving Credit Loans under the Base Rate Option based on the Leverage Ratio then in effect according to the pricing grid on Schedule 1.1(A) below the heading “Revolving Credit Base Rate Spread”, or

(B) the percentage spread to be added to the LIBOR Rate applicable to Revolving Credit Loans under the LIBOR Rate Option based on the Leverage Ratio then in effect according to the pricing grid on Schedule 1.1(A) below the heading “Revolving Credit LIBOR Rate Spread”.

“Applicable Senior Notes Indenture Cap” shall mean the maximum amount of Indebtedness permitted under Section 4.03(b)(1) of the Senior Notes (2010) Indentures (as such Section is in effect from time to time); provided that if the Senior Notes (2010) Indentures have been discharged or defeased, Applicable Senior Notes Indenture Cap shall mean the maximum amount of Indebtedness permitted under Section 4.03(b)(1) of the Senior Notes (2011) Indenture (as such Section is in effect from time to time).

“Appraisal” shall mean the appraisal dated June 21, 2010 of the Appraised Collateral prepared by John T. Boyd Company, bearing file no. 2755-64.

“Appraised Collateral” shall mean the UCC Collateral, the Intellectual Property Collateral, the real property that is the subject of the Mortgages (other than the real property that consists of Proved Gas Reserves or any other Gas Properties) and the vessels that are the subject of the Ship Mortgages, but shall not include any asset that shall have been released, pursuant to Sections 10.10 [Authorization to Release Collateral and Guarantors; Certain Amendments] or 11.1.4 [Release of Collateral], from the Liens created in connection with this Agreement.

“Approved Fund” shall mean any fund that is engaged in making, purchasing, holding or investing in bank loans and similar extensions of credit in the ordinary course of business and that is administered or managed by (a) a Lender, (b) an Affiliate of a Lender or (c) an entity or an Affiliate of an entity that administers or manages a Lender.

“Assignment and Assumption Agreement” shall mean an assignment and assumption agreement entered into by a Lender and an assignee permitted under Section 11.8 [Successors and Assigns], in substantially the form of Exhibit 1.1(A).

“Authorized Financial Officer” of any Person shall mean the chief financial officer, treasurer or vice-president finance of such Person or, if there is no chief financial officer, treasurer or vice-president finance of such Person, a vice president of such Person, designated by such Person as being a financial officer authorized to deliver and certify financial information on behalf of the Loan Parties required hereunder.

“Authorized Officer” shall mean those individuals, designated by written notice to the Administrative Agent from the Borrower, authorized to execute notices, reports and other documents on behalf of the Loan Parties required hereunder. The Borrower may amend such list of individuals from time to time by giving written notice of such amendment to the Administrative Agent.

“Availability” shall mean, as of the date of determination, an amount, which equals the sum of (i) the amount of cash or cash equivalents as of such date of the Loan Parties that is not subject to any Lien or other restriction limiting the availability of such funds to repay the Loans, (ii) the difference (if a positive number) between the amount of the Revolving Credit Commitments as of such date, less the Revolving Facility Usage as of such date, and (iii) unused availability under the Permitted Receivables Financing.

“Baltimore Dock Facility” shall mean that certain terminal, storage, loading and dock facility, including all facilities and equipment supporting such facility, located in Baltimore, Maryland owned as of the Closing Date by CNX Marine Terminals, Inc., including all related easements, rights of way and the similar interests used or useful in connection with such facility.

“Baltimore Revenue Bonds” shall mean the $102,865,000 aggregate principal amount of Port Facilities Refunding Revenue Bonds (CNX Marine Terminals Inc. Port of Baltimore Facility) Series 2010.

“Base Rate” shall mean, for any day, a fluctuating per annum rate of interest equal to the highest of (a) the Federal Funds Open Rate, plus 0.5%, (b) the Prime Rate, and (c) the Daily LIBOR Rate, plus 100 basis points (1.0%). Any change in the Base Rate (or any component thereof) shall take effect at the opening of business on the day such change occurs.

“Base Rate Option” shall mean the option of the Borrower to have Loans bear interest at the rate and under the terms set forth in Section 4.1.1(i) [Revolving Credit Base Rate Option].

“Black Lung Act” shall mean, collectively, the Black Lung Benefits Revenue Act of 1977, as amended and the Black Lung Benefits Reform Act of 1977, as amended.

“Blocked Person” shall have the meaning assigned to such term in Section 6.1.20.2 [Executive Order No. 13224].

“Borrower” shall mean CONSOL Energy Inc., a corporation organized and existing under the laws of the State of Delaware.

“Borrowing Date” shall mean, with respect to any Loan, the date for the making thereof or the renewal or conversion thereof at or to the same or a different Interest Rate Option, which date shall be a Business Day.

“Borrowing Tranche” shall mean specified portions of Loans outstanding as follows: (i) any Loans to which a LIBOR Rate Option applies which become subject to the same Interest Rate Option under the same Loan Request by the Borrower and which have the same Interest Period shall constitute one Borrowing Tranche, and (ii) all Loans to which a Base Rate Option applies shall constitute one Borrowing Tranche.

“Business Day” shall mean any day other than a Saturday or Sunday or a legal holiday on which commercial banks are authorized or required to be closed for business in Pittsburgh, Pennsylvania and if the applicable Business Day relates to any Loan to which the LIBOR Rate Option applies, such day must also be a day on which dealings are carried on in the London interbank market.

“Capture” shall mean to collect, treat (if necessary), process (if necessary), transport, store (if necessary), market, and sell Gas that is available from any well or any bore or vent hole.

“Cash Collateral” shall mean the cash or deposit account balances deposited with and pledged to the applicable Issuing Lender, as collateral for any Obligations arising under any Letter of Credit with an expiration date that extends beyond the Expiration Date.

“Cash On Hand” shall mean, as of any date of determination, an amount equal to the aggregate amount of all cash and cash equivalents of the Loan Parties as of such date, whether such proceeds are pledged, held in a segregated account or escrow or otherwise by a Loan Party, an escrow agent or another Person, other than cash pledged, escrowed or on deposit to secure performance obligations.

“Casualty Event” shall mean, with respect to any assets of any Loan Party, any loss of title to, any damage to or destruction of, or any condemnation or other taking (including by any Official Body) of, any such assets that occurs after the Closing Date for which the Borrower or any other Loan Party receives insurance proceeds or proceeds of a condemnation award or any other compensation; provided, however, no such event or series of related events shall constitute a Casualty Event if such proceeds or other compensation in respect thereof is less than the Threshold Amount in the aggregate with respect to such event or series of related events. Casualty Event shall include but not be limited to any taking of all or any part of any real property of the Borrower or any other Loan Party in or by condemnation or other eminent domain proceedings pursuant to any Law, or by reason of the temporary requisition or the use or occupancy of all or any part of any real property by any Official Body, civil or military.

“Change in Law” shall mean the occurrence, after the date of this Agreement, of any of the following: (a) the adoption or taking effect of any Law, (b) any change in any Law or in the administration, interpretation, implementation or application thereof by any Official Body or (c) the making or issuance of any request, rule, guideline or directive (whether or not having the force of Law) by any Official Body; provided that notwithstanding anything herein to the contrary, (x) the Dodd-Frank Wall Street Reform and Consumer Protection Act and all requests, rules, guidelines or directives thereunder or issued in connection therewith and (y) all requests, rules, guidelines or directives promulgated by the Bank for International settlements, the Basel Committee on Banking Supervision (or any successor or similar authority) or the United States or foreign regulatory authorities, in each case pursuant to Basel III, shall in each case be deemed to be a “Change in Law”, regardless of the date enacted, adopted or issued.

“Closing Date” shall mean the date of this Agreement.

“CNX Funding” shall mean CNX Funding Corporation, a Delaware corporation.

“CNX Gas” shall mean CNX Gas Corporation, a Delaware corporation.

“CNX Gas Credit Agreement” shall mean the Amended and Restated Credit Agreement, dated as of the date hereof, by and among CNX Gas, the guarantors party thereto, PNC Bank, National Association as the Administrative Agent and the other agents and lenders party thereto, including any related notes, guarantees, collateral documents, instruments and agreements executed in connection therewith.

“CNX Gas Guaranty Agreement” shall mean the Amended and Restated Continuing Agreement of Guaranty and Suretyship, dated as of the Closing Date, in substantially the form of Exhibit 1.1(G)(2), executed and delivered by the CNX Gas Loan Parties.

“CNX Gas Loan Parties” shall mean, collectively, CNX Gas and any of its Subsidiaries from time to time party to the CNX Gas Credit Agreement.

“CNX Gas Intercompany Subordination Agreement” shall mean the Subordination Agreement among the Loan Parties and the CNX Gas Loan Parties in the form attached hereto as Exhibit 1.1(I)(2).

“Coal” shall mean all types of solid naturally occurring hydrocarbons (other than oil shale or Gilsonite), including without limitation, bituminous and sub-bituminous coal, and lignite.

“Coal Act” shall mean the Coal Industry Retiree Health Benefits Act of 1992, as amended.

“Coal Gas” shall mean occluded methane gas and all associated natural gas and other hydrocarbons of whatever quality or quantity, whether known or unknown, that are, can be, or historically have been produced or emitted from coalbeds, coal formations, coal seams, mined out areas, gob areas, or any related, associated, or adjacent rock material or strata, together with all substances produced with each of the foregoing or refined therefrom. For the avoidance of doubt, the term “Coal Gas” shall expressly include all substances commonly known as “coalbed methane,” “coal mine methane,” and “gob gas.”

“Coal Operations” shall mean, with respect to the Loan Parties, taken as a whole, the business operations of the Loan Parties as conducted as of the Closing Date and as thereafter conducted in reasonable conformity with operations contemplated in the Financial Projections, including without limitation coal mining activities based upon the mining used in the preparation of the Financial Projections, but excluding Gas recovery, production and transmission and other Gas operations.

“Code” shall mean the Internal Revenue Code of 1986, as the same may be amended or supplemented from time to time, and any successor statute of similar import, and the rules and regulations thereunder, as from time to time in effect.

“Collateral” shall mean any collateral under any Security Document, but shall not include any asset that shall have been released, pursuant to Sections 10.10 [Authorization to Release Collateral and Guarantors; Certain Amendments] or 11.1.4 [Release of Collateral], from the Liens under such Security Document.

“Collateral Coverage” shall mean the ratio of (i) the appraised value of the Appraised Collateral to (ii) the Revolving Credit Commitments.

“Collateral Trust Agreement” shall mean the Amended and Restated Collateral Trust Agreement, dated as of the Original Closing Date, among the Collateral Trustee and the Loan Parties.

“Collateral Trustee” shall mean PNC Bank, National Association, not in its individual capacity but solely as corporate trustee under the Collateral Trust Agreement (together with any successor corporate trustee appointed pursuant to the Collateral Trust Agreement).

“Commercial Letter of Credit” shall mean any letter of credit which is a commercial letter of credit issued in respect of the purchase of goods or services by one or more of the Loan Parties in the ordinary course of their business.

“Commitment” shall mean as to any Lender its Revolving Credit Commitment and, in the case of PNC, its Swing Loan Commitment, and “Commitments” shall mean the aggregate of the Revolving Credit Commitments and Swing Loan Commitment of all of the Lenders.

“Commitment Fee” shall have the meaning specified in Section 2.3 [Commitment Fees].

“Compliance Certificate” shall have the meaning specified in Section 8.3.4 [Certificate of the Borrower].

“Consideration” shall mean with respect to any Permitted Acquisition, without duplication, the aggregate of (i) the cash paid by any of the Loan Parties, directly or indirectly, to the seller in connection therewith, (ii) the Indebtedness incurred or assumed by any of the Loan Parties, whether in favor of the seller or otherwise and whether fixed or contingent, (iii) any Guaranty given to, or incurred by any Loan Party in connection therewith, and (iv) any other consideration given or obligation incurred by any of the Loan Parties in connection therewith.

“Consolidated Cash Interest Expense” for any period of determination shall mean, the amount of interest expense (in each case required in accordance with the terms of the note, instrument or other agreement applicable thereto to be payable in cash, other than to the extent the borrower thereunder has elected to pay such interest in kind) of the Loan Parties and CNX Funding for such period determined and consolidated in accordance with GAAP.

“Consolidated EBITDA” for any period of determination shall mean, without duplication, the sum of (i) Consolidated Net Income (excluding non-cash compensation expenses related to common stock and other equity securities issued to employees, extraordinary gains and losses, and gains or losses on discontinued operations) plus (ii) to the extent deducted in determining Consolidated Net Income, (a) interest expense (net of interest income), plus (b) the sum of all income tax expense, depreciation, depletion and amortization of property, plant, equipment and intangibles, plus (c) non-cash debt extinguishment costs, plus (d) non-cash charges due to cumulative effects of changes in accounting principles, plus (e) non-recurring transaction costs expensed (in accordance with GAAP) by the Loan Parties in connection with the Dominion Acquisition of up to 10% of Consolidated EBITDA plus (iii) cash dividends or distributions received by the Loan Parties from Excluded Subsidiaries and Affiliates that are not Loan Parties except to the extent that any cash dividends or distributions received by the Loan Parties in connection with a Permitted Gas Properties Disposition are used for a distribution or dividend by the Borrower, for such period determined and consolidated in accordance with GAAP and provided, further, that for the purposes of this definition, with respect to any Material

Acquisition/Disposition by the Loan Parties or a Permitted Gas Properties Disposition, Consolidated EBITDA shall be calculated as if such Material Acquisition/Disposition or Permitted Gas Properties Disposition had been consummated at the beginning of such period.

“Consolidated Net Income” shall mean for any period, the consolidated net income (or loss) of the Loan Parties (specifically excluding dividends and distributions received from, and net income (or loss) attributable to, Excluded Subsidiaries (other than CNX Funding) and Affiliates that are not Loan Parties) and CNX Funding, determined in accordance with GAAP.

“Conventional O & G” shall mean all liquid or gaseous hydrocarbons, other than Coal Gas, including, without limitation, condensate, distillate, and other substances produced with each of the foregoing or refined therefrom, in each case, whether known or unknown. For the avoidance of doubt, the term “Conventional O & G” shall expressly include, without limitation, all substances commonly known as “conventional oil and gas.”

“Daily LIBOR Rate” shall mean, for any day, the rate per annum determined by the Administrative Agent by dividing (x) the Published Rate by (y) a number equal to 1.00 minus the LIBOR Reserve Percentage on such day.

“Defaulting Lender” shall mean any Lender that (a) has failed to fund any portion of the Loans, participations with respect to Letters of Credit, or participations in Swing Line Loans required to be funded by it hereunder within two Business Days of the date required to be funded by it hereunder unless such failure has been cured and all interest accruing as a result of such failure has been fully paid in accordance with the terms hereof, (b) has otherwise failed to pay over to the Administrative Agent or any other Lender any other amount required to be paid by it hereunder within two Business Days of the date when due, unless the subject of a good faith dispute or unless such failure has been cured and all interest accruing as a result of such failure has been fully paid in accordance with the terms hereof, (c) has failed at any time to comply with the provisions of Section 5.3 [Sharing of Payments by Lenders] with respect to purchasing participations from the other Lenders, whereby such Lender’s share of any payment received, whether by setoff or otherwise, is in excess of its Ratable Share of such payments due and payable to all of the Lenders, or (d) has since the date of this Agreement been deemed insolvent by an Official Body or become the subject of a public bankruptcy, receivership, conservatorship or insolvency proceeding, or has a parent company that since the date of this Agreement been deemed insolvent by an Official Body or become the subject of a public bankruptcy, receivership, conservatorship or insolvency proceeding; provided that a Lender shall not be a Defaulting Lender solely by virtue of the ownership or acquisition of any equity interest in that Lender or any direct or indirect parent company thereof by an Official Body.

“Dollar, Dollars, U.S. Dollars” and the symbol “$” shall mean lawful money of the United States of America.

“Dominion Acquisition” shall mean the acquisition by Borrower on April 30, 2010 of all of the capital stock of Dominion Exploration & Production, Inc. and Dominion Reserves, Inc. and certain assets of Dominion Transmissions, Inc. from Dominion Resources, Inc. and certain of its Subsidiaries.

“Drawing Date” shall have the meaning specified in Section 2.9.3 [Participations, Disbursements, Reimbursement].

“Environment” shall mean ambient air, indoor air, surface water, groundwater, drinking water, land surface and sub-surface strata and natural resources such as wetlands, flora and fauna.

“Environmental Laws” shall mean any and all applicable current and future federal, state, local and foreign statutes, laws, regulations, ordinances, rules, judgments, orders, decrees, permits, concessions, grants, franchises, licenses, agreements or other governmental restrictions or common law causes of action relating to (a) protection of the Environment or to emissions, discharges, Releases or threatened Releases of Hazardous Materials, (b) human health as affected by Hazardous Materials, or (c) mining operations and activities to the extent relating to protection of the Environment or reclamation, including the Surface Mining Control and Reclamation Act, provided that “Environmental Laws” do not include any laws relating to worker or retiree benefits, including benefits arising out of occupational diseases.

“Environmental Liability” shall mean any liability, contingent or otherwise (including any liability for damages, costs of environmental remediation, fines, penalties or indemnities), of the Borrower or any other Loan Party directly or indirectly resulting from or based upon (a) violation of any Environmental Law, (b) the generation, use, handling, transportation, storage, treatment or disposal of any Hazardous Materials, (c) exposure to any Hazardous Materials, (d) the Release or threatened Release of any Hazardous Materials or (e) any contract, agreement or other consensual arrangement pursuant to which liability is assumed or imposed with respect to any of the foregoing.

“ERISA” shall mean the Employee Retirement Income Security Act of 1974, as the same may be amended or supplemented from time to time, and any successor statute of similar import, and the rules and regulations thereunder, as from time to time in effect.

“ERISA Affiliate” shall mean, at any time, any trade or business (whether or not incorporated) under common control with the Borrower within the meaning of Section 414(b) or (c) of the Code (and Sections 414(m) and (o) of the Code for purposes of provisions relating to Section 412 of the Code).

“ERISA Event” shall mean (a) a Reportable Event with respect to a Pension Plan; (b) a withdrawal by Borrower or any ERISA Affiliate from a Pension Plan subject to Section 4063 of ERISA during a plan year in which it was a substantial employer (as defined in Section 4001(a)(2) of ERISA) or a cessation of operations that is treated as such a withdrawal under Section 4062(e) of ERISA; (c) a complete or partial withdrawal by the Borrower or any ERISA Affiliate from a Multiemployer Plan or notification that a Multiemployer Plan is in reorganization or experienced a mass withdrawal within the meaning of Section 4219 of ERISA; (d) the filing of a notice of intent to terminate, or the treatment of a Pension Plan amendment as a termination under Sections 4041 or 4041A of ERISA; (e) the commencement of proceedings by the PBGC to terminate a Pension Plan or Multiemployer Plan; (f) an event or condition which constitutes grounds under Section 4042 of ERISA for the termination of, or the appointment of a trustee to administer, any Pension Plan or Multiemployer Plan of the Borrower or any ERISA Affiliate; (g)

the determination that any Pension Plan is considered an at-risk plan within the meaning of Section 430 of the Code or Section 303 of ERISA; (h) Borrower or an ERISA Affiliate is informed that any Multiemployer Plan to which Borrower or the ERISA Affiliate contributes is in endangered or critical status within the meaning of Sections 431 and 432 of the Code or Sections 304 and 305 of ERISA, or (i) the imposition of any liability under Title IV of ERISA, other than for PBGC premiums due but not delinquent under Section 4007 of ERISA, upon Borrower or any ERISA Affiliate.

“ERISA Group” shall mean, at any time, the Borrower and all members of a controlled group of corporations and all trades or businesses (whether or not incorporated) under common control and all other entities which, together with the Borrower, are treated as a single employer under Section 414 of the Internal Revenue Code.

“Event of Default” shall mean any of the events described in Section 9.1 [Events of Default] and referred to therein as an “Event of Default.”

“Exchange Act” shall mean the Securities Exchange Act of 1934, as amended.

“Excluded Properties” shall mean the real property and other property interests of the Borrower and its Subsidiaries set forth specifically or otherwise of a type described on Schedule 8.1.14.

“Excluded Subsidiary” shall mean each individually, and “Excluded Subsidiaries” shall mean collectively, (a) CNX Funding, Fairmont Supply, each Foreign Subsidiary and each direct or indirect Subsidiary of the foregoing; and (b) each Subsidiary of the Borrower that is not directly or indirectly wholly-owned by the Borrower; provided that a Subsidiary that is a Loan Party shall not become an Excluded Subsidiary by virtue of a transfer of a portion of the equity in such Subsidiary until a majority of such equity interests in such Subsidiary are invested, sold, transferred or disposed of in accordance with the provisions of Sections 8.2.4 [Loans and Investments] or 8.2.7 [Dispositions of Assets or Subsidiaries]. Notwithstanding the foregoing, any Person that becomes a “Subsidiary Guarantor” under the Senior Notes (2010) Indentures or the Senior Notes (2011) Indenture, as such term is defined in such indentures, shall no longer be an Excluded Subsidiary and shall become Guarantor pursuant to Section 8.2.9 [Subsidiaries, Partnerships and Joint Ventures].

“Excluded Taxes” shall mean, with respect to the Administrative Agent, the Syndication Agent, any Lender, the Issuing Lender or any other recipient of any payment to be made by or on account of any obligation of the Borrower hereunder, (a) Taxes imposed on or measured by its overall net income (however denominated), and franchise taxes imposed on it (in lieu of net income taxes), by the jurisdiction (or any political subdivision thereof) under the Laws of which such recipient is organized or in which its principal office is located or, in the case of any Lender, in which its applicable lending office is located, (b) any branch profits taxes imposed by the United States of America or any similar tax imposed by any other jurisdiction in which the Borrower is located and (c) in the case of a Foreign Lender, any withholding tax that is imposed on amounts payable to such Foreign Lender at the time such Foreign Lender becomes a party hereto (or designates a new lending office) or is attributable to such Foreign Lender’s failure or inability (other than as a result of a Change in Law) to comply with Section 5.9.5 [Status of

Lenders; Refunds], except to the extent that such Foreign Lender (or its assignor, if any) was entitled, at the time of designation of a new lending office (or assignment), to receive additional amounts from the Borrower with respect to such withholding tax pursuant to Section 5.9.1 [Payment Free of Taxes].

“Executive Order No. 13224” shall mean the Executive Order No. 13224 on Terrorist Financing, effective September 24, 2001, as the same has been, or shall hereafter be, renewed, extended, amended or replaced.

“Existing Letters of Credit” shall have the meaning assigned to that term in Section 2.9.1.1.

“Expiration Date” shall mean the fifth anniversary of the Closing Date.

“Fairmont Supply” shall mean Fairmont Supply Company, a Delaware corporation.

“Federal Funds Effective Rate” for any day shall mean the rate per annum (based on a year of 360 days and actual days elapsed and rounded upward to the nearest 1/100 of 1%) announced by the Federal Reserve Bank of New York (or any successor) on such day as being the weighted average of the rates on overnight federal funds transactions arranged by federal funds brokers on the previous trading day, as computed and announced by such Federal Reserve Bank (or any successor) in substantially the same manner as such Federal Reserve Bank computes and announces the weighted average it refers to as the “Federal Funds Effective Rate” as of the date of this Agreement; provided, if such Federal Reserve Bank (or its successor) does not announce such rate on any day, the “Federal Funds Effective Rate” for such day shall be the Federal Funds Effective Rate for the last day on which such rate was announced.

“Federal Funds Open Rate” for any day shall mean the rate per annum (based on a year of 360 days and actual days elapsed) which is the daily federal funds open rate as quoted by ICAP North America, Inc. (or any successor) as set forth on the Bloomberg Screen BTMM for that day opposite the caption “OPEN” (or on such other substitute Bloomberg Screen that displays such rate), or if there shall at any time, for any reason, no longer exist a Bloomberg Screen BTMM (or any substitute screen), as set forth on such other recognized electronic source used for the purpose of displaying such rate as selected by the Administrative Agent (for the purposes of this definition only, an “Alternate Source”) (or if such rate for such day does not appear on the Bloomberg Screen BTMM (or any substitute screen) or on any Alternate Source, or if there shall at any time, for any reason, no longer exist a Bloomberg Screen BTMM (or any substitute screen) or any Alternate Source, a comparable replacement rate determined by the Administrative Agent at such time (which determination shall be conclusive absent manifest error); provided however, that if such day is not a Business Day, the Federal Funds Open Rate for such day shall be the “open” rate on the immediately preceding Business Day. If and when the Federal Funds Open Rate changes, the rate of interest with respect to any advance to which the Federal Funds Open Rate applies will change automatically without notice to the Borrower, effective on the date of any such change.

“Financial Covenant Debt” as of any date of determination shall mean the difference between the amounts determined under the following clauses (A) and (B) reduced by Cash On Hand:

(A) the sum (without duplication) for the Loan Parties of the following: (i) all Indebtedness of the type specified in clauses (a), (b), (c), (d), (e), (f), and (h) of the definition of Indebtedness, plus (ii) all reimbursement obligations under standby letters of credit (whether or not issued under this Agreement), plus (iii) all non-contingent reimbursement or other matured obligations with respect to Indebtedness of the type specified in clause (c) of the definition of Indebtedness, minus

(B) the sum (without duplication) for the Loan Parties of the following but only to the extent that any of the following is included in the amount determined under clause (A) above: (i) all obligations under undrawn standby letters of credit (whether or not issued under this Agreement) issued with respect to performance obligations under sales contracts, performance obligations with respect to mine reclamation, performance obligations relating to black lung benefit liabilities, and performance obligations relating to workers compensation and other employee benefit liabilities, (ii) all obligations under each other letter of credit in respect of which any Loan Party has provided Letter of Credit Support, but only in an amount equal to such Letter of Credit Support, and (iii) all obligations in respect of advance royalty commitments.

“Financial Projections” shall have the meaning assigned to such term in Section 6.1.7(ii) [Financial Projections].

“Financials Delivery Date” shall mean the date on which the Compliance Certificate is required to be delivered to the Administrative Agent pursuant to Section 8.3.4 [Certificate of Borrower].

“Flood Laws” shall mean (i) the National Flood Insurance Act of 1968, (ii) the Flood Insurance Disaster Protection Act of 1973, (iii) the National Flood Insurance Reform Act of 1994, (iv) the Flood Insurance Reform Act of 2004 and (v) all other applicable Laws relating to policies and procedures that address requirements placed on federally regulated lenders relating to flood matters, in each case, as now or hereafter in effect or any successor statute thereto.

“Foreign Lender” shall mean any Lender that is organized under the Laws of a jurisdiction other than that in which the Borrower is resident for tax purposes. For purposes of this definition, the United States of America, each State thereof and the District of Columbia shall be deemed to constitute a single jurisdiction.

“Foreign Subsidiaries” shall mean, for any Person, each Subsidiary of such Person that is incorporated or organized under the laws of any jurisdiction other than the United States of America or any state or territory thereof.

“GAAP” shall mean generally accepted accounting principles as are in effect from time to time, subject to the provisions of Section 1.3 [Accounting Principles], and applied on a consistent basis both as to classification of items and amounts.

“Gas” shall mean Conventional O & G and Coal Gas.

“Gas Properties” shall mean (i) the Hydrocarbon Property and (ii) any capital stock, partnership interests, membership interests or other ownership interests of any Person that is created for the purpose of holding or that otherwise holds, directly or indirectly, Hydrocarbon Property, so long as substantially all of such Person’s operating assets, held directly or indirectly, consist of Hydrocarbon Property.

“Guarantor” shall mean each of the parties to this Agreement that is designated as a “Guarantor” on the signature page hereof and each other Person that joins this Agreement as a Guarantor after the date hereof, in each case, until such Person ceases to be a Guarantor in accordance with this Agreement.

“Guarantor Joinder” shall mean a joinder by a Person as a Guarantor under the Loan Documents in the form of Exhibit 1.1(G)(1).

“Guaranty” of any Person shall mean any obligation of such Person guaranteeing or in effect guaranteeing any liability or obligation of any other Person in any manner, whether directly or indirectly, including any agreement to indemnify or hold harmless any other Person, any performance bond or other suretyship arrangement and any other form of assurance against loss, including Letters of Credit issued for the account of Persons other than Loan Parties, except endorsement of negotiable or other instruments for deposit or collection in the ordinary course of business.

“Guaranty Agreement” shall mean the Amended and Restated Continuing Agreement of Guaranty and Suretyship, dated as of the Original Closing Date, executed and delivered by each of the Loan Parties.

“Hazardous Materials” shall mean (i) any explosive substances or wastes and (ii) any chemicals, pollutants or contaminants, substances, materials or wastes, in any form, regulated under, or that could reasonably be expected to give rise to liability under, any applicable Environmental Law, including, without limitation, asbestos and asbestos containing materials, polychlorinated biphenyls, urea-formaldehyde insulation, gasoline or petroleum (including crude oil or any fraction thereof) or petroleum products or any Coal Gas, coal ash, coal combustion by-products or waste, boiler slag, scrubber residue or flue desulphurization residue.

“Historical Statements” shall have the meaning assigned to that term in Section 6.1.7(i) [Historical Statements].

“Hydrocarbon Property” shall mean all of the following:

(i) all right, title, interest and estate of any Loan Party, whether now owned or hereafter acquired (“Gas Rights”) in and to:

(A) any “drilling unit,” as that term is commonly used in the Gas business, including but not limited to those that are (x) established or prescribed by field rules or other regulatory orders or (y) otherwise designated any Person,

(B) any well or any vent or bore hole drilled and permitted for the commercial production of Gas and/or degasification of a coalbed, coal formation, coal seam or mine area and any site on which it is located,

(C) equipment that is used or useful in connection with the Capture or monitoring of Gas produced from any well or any vent or bore hole described in clause (B) above, including, without limitation, any wellhead equipment, compressor, treating facility, storage facility, processing plant and gathering or transportation line, but not including any equipment which if sold would disrupt or negatively affect the Coal Operations of the Loan Parties in any material respect or prevent the Loan Parties from conducting their Coal Operations in reasonable conformity with the operations as contemplated in the Financial Projections as they relate to the Coal Operations,

(D) all assets associated with any item described in clauses (A) through (C) above, including, without limitation, Gas reserves, surface rights of way and all geological, geophysical, engineering, accounting, title, legal, and other technical or business data concerning Gas,

(E) any Gas and any right to Capture Gas,

(F) any lease, agreement, instrument, order, declaration, understanding or other arrangement, as the same may be amended, modified, supplemented, replaced, or amended and restated, relating to (i) the Capture of Gas, or (ii) the pooling, unitization, or communization of Gas,

(G) Buchanan Generation, LLC, and

(H) other assets used in the ordinary course of business in connection with the operation, administration, or management of Gas operations;

(ii) All tenements, hereditaments, appurtenances and properties now owned or hereafter acquired by any Loan Party to which the Gas Rights described above in paragraph (i) are, in any way, appertaining, belonging, affixed or incidental, including, without limitation, any and all property, real or personal, now owned or hereafter acquired and situated upon, used, held for use, or useful in connection with the operating, working or development of any of such Gas Rights or the lands pooled or unitized therewith including any and all surface leases, rights-of-way, easements, servitudes, licenses and other surface and subsurface rights together with all additions, substitutions, replacements, accessions, and attachments to any and all of the foregoing properties;

(iii) All of the rights, titles, and interests of every nature whatsoever now owned or hereafter acquired by any Loan Party in and to (a) the items described above in paragraphs (i) and (ii), as the same may be enlarged by the discharge of any payment out of production or by the removal of any charge or Permitted Lien to which any such item described above in paragraphs (i) and (ii) is subject, and (b) any and all additional interests of any kind hereafter acquired by any Loan Party in and to Gas Rights; and

(iv) All accounts, contract rights, inventory, general intangibles, insurance contracts, and insurance proceeds (including, but not limited to, Coal Gas Credits (as defined below)) constituting a part of, relating to, or arising out of those items that are described in paragraphs (i) through (iii) above and all proceeds and products and payments in lieu of production (such as “take or pay” payments), whether such proceeds or payments are goods, money, documents, instruments, chattel paper, securities, accounts, general intangibles, fixtures, real property, or other assets.

As used herein, “Coal Gas Credits” shall mean any and all emission reduction credits and renewable energy certificates related to the production, use, sale, capture, flaring, burning, destruction, processing, conversion, utilization, fueling, storage or sequestration of Gas.

“Increasing Lender” shall have the meaning assigned to that term in Section 2.11 [Increase in Revolving Credit Commitments].

“Indebtedness” shall mean, as to any Person at any time, without duplication, (a) all indebtedness of such Person for borrowed money, (b) all obligations of such Person evidenced by notes, bonds, debentures or similar instruments or that bear interest, (c) all reimbursement and other obligations of such Person with respect to letters of credit and bankers’ acceptances, whether or not matured, (d) all indebtedness of such Person for the deferred purchase price of property or services (other than trade payables incurred in the ordinary course of business and payable in accordance with customary practices that are not overdue for more than ninety (90) days unless contested in good faith and by appropriate proceedings if adequate reserves in accordance with GAAP have been established on the books of such Person and accrued expenses incurred in the ordinary course of business), (e) all indebtedness of such Person created or arising under any conditional sale or other title retention agreement with respect to property acquired by such Person (even though the rights and remedies of the seller or lender under such agreement in the event of default are limited to repossession or sale of such property), (f) all obligations of such Person under any capital lease (other than advance royalties under a mineral lease), (g) all obligations of such Person under any Guaranty provided by such Person in respect of Indebtedness for borrowed money of another Person, (h) all obligations of such Person to purchase, redeem, retire, defease or otherwise acquire for value any capital stock or other equity interest of such Person, valued, in the case of redeemable preferred stock, at the greater of its voluntary liquidation preference and its involuntary liquidation preference plus accrued and unpaid dividends, (i) all net payments that such Person would have to make in the event of an early termination on the date Indebtedness of such Person is being determined in respect of any Swap Agreement of such Person, (j) all indebtedness and other obligations in respect of the Permitted Receivables Financing of such Person, and (k) all obligations for borrowed money or having the commercial effect of a borrowing of money (specifically including all surety and performance bonds for borrowed money), secured by (or for which the holder of such Indebtedness has an existing right, contingent or otherwise, to be secured by) any Lien (other than Liens of the type described in clauses (iii) and (vi) of the definition of Permitted Liens and nonconsensual statutory or common law Liens) upon or in property (including accounts and general intangibles) owned by such Person, even though such Person has not assumed or become liable for the payment of such obligations, but only to the extent of the fair market value of such property.

“Indemnified Taxes” shall mean Taxes other than Excluded Taxes.

“Indemnitee” shall have the meaning specified in Section 11.3.2 [Indemnification by the Borrower].

“Indemnity” shall mean the Amended and Restated Regulated Substances Certificate and Indemnity Agreement, in substantially the form of Exhibit 1.1(I)(1), executed and delivered by each of the Loan Parties to the Administrative Agent for the benefit of the Secured Parties.

“Information” shall mean all information received from the Loan Parties or any of their Subsidiaries relating to the Loan Parties or any of such Subsidiaries or any of their respective businesses, other than any such information that is available to the Administrative Agent, any Lender or the Issuing Lender on a non-confidential basis prior to disclosure by the Loan Parties or any of their Subsidiaries.

“Insolvency Proceeding” shall mean, with respect to any Person, (a) a case, action or proceeding with respect to such Person (i) before any court or any other Official Body under any bankruptcy, insolvency, reorganization or other similar Law now or hereafter in effect, or (ii) for the appointment of a receiver, liquidator, assignee, custodian, trustee, sequestrator, conservator (or similar official) of any Loan Party or otherwise relating to the liquidation, dissolution, winding-up or relief of such Person, or (b) any general assignment for the benefit of creditors, composition, marshaling of assets for creditors, or other, similar arrangement in respect of such Person’s creditors generally or any substantial portion of its creditors, undertaken under any Law.

“Intellectual Property Collateral” shall mean all of the property described as “Patents, Trademarks and Copyrights” in the Patent, Trademark and Copyright Security Agreement.

“Intercompany Subordination Agreement” shall mean the Amended and Restated Subordination Agreement among the Loan Parties, dated as of the Closing Date, in substantially the form of Exhibit 1.1(I)(3), executed and delivered by the Loan Parties.

“Interest Coverage Ratio” shall mean the ratio of Consolidated EBITDA to Consolidated Cash Interest Expense, determined as of the end of each fiscal quarter of the Borrower for the four fiscal quarters then ended.

“Interest Period” shall mean the period of time selected by the Borrower in connection with (and to apply to) any election permitted hereunder by the Borrower to have Revolving Credit Loans bear interest under the LIBOR Rate Option. Subject to the last sentence of this definition, such period shall be one or two weeks or one, two, three or six Months. Such Interest Period shall commence on the effective date of such Interest Rate Option, which shall be the Borrowing Date. Notwithstanding the second sentence hereof: (A) any Interest Period which would otherwise end on a date which is not a Business Day shall be extended to the next succeeding Business Day unless such Business Day falls in the next calendar month, in which case such Interest Period shall end on the next preceding Business Day, and (B) the Borrower shall not select, convert to or renew an Interest Period for any portion of the Loans that would end after the Expiration Date.

“Interest Rate Option” shall mean any LIBOR Rate Option or Base Rate Option.

“Investments” shall mean collectively all of the following with respect to any Person: (i) the purchase or other acquisition of capital stock or other securities of another Person, (ii) investments or contributions by any of the Loan Parties directly or indirectly in or to the capital of or other payments to (except in connection with any Joint Operating Agreement or transactions for the sale of goods or services for fair value) such Person, (iii) loans or advances by any of the Loan Parties to such Person, (iv) any Guaranty by any Loan Party directly or indirectly of the obligations of such Person, (v) other credit enhancements of any Loan Party to or for the benefit of such Person, or (vi) if such Loan Party is liable as a matter of law for the obligations of such Person, obligations, contingent or otherwise, of such Person. Notwithstanding the foregoing, if the objective of a transaction or series of transactions is for the Loan Parties to acquire all or substantially all of the ownership interests or assets of another Person, such transaction shall be considered an acquisition and not an Investment.

“IRS” shall mean the Internal Revenue Service.

“Issuer Documents” means with respect to any Letter of Credit, the Letter of Credit application, and any other document, agreement and instrument entered into by the Issuing Lender and any Loan Party or in favor of an Issuing Lender and relating to any such Letter of Credit.

“Issuing Lender” shall mean (a) PNC Bank, National Association or any of its Affiliates issuing Letters of Credit hereunder, (b) The Bank of Nova Scotia or Bank of America, N.A. or any of their Affiliates, each to the extent that such Lender agrees to act as an Issuing Lender hereunder at the request of the Borrower, issues Letters of Credit, and provides notice to the Administrative Agent and the Borrower as provided in Section 11.5 [Notices; Effectiveness; Electronic Communication] and (c) the Administrative Agent in respect of each Existing Letter of Credit.

“Joint Operating Agreement” shall mean any joint operating agreement or other similar contract that is usual and customary in the oil and gas business.

“Joint Venture” shall mean a corporation, partnership, limited liability company or other entity in which any Person other than the Loan Parties and their Subsidiaries holds, directly or indirectly, an equity interest.

“Labor Contracts” shall mean all employment agreements, employment contracts, collective bargaining agreements and other agreements among any Loan Party and its employees.

“Law” shall mean any law (including common law), constitution, statute, treaty, regulation, rule, ordinance, opinion, release, ruling, order, injunction, writ, decree, bond,

judgment, authorization or approval, lien or award by or settlement agreement with any Official Body.

“LC Disbursement” shall mean a payment made by an Issuing Lender pursuant to a Letter of Credit issued by such Issuing Lender.

“Lender Group Collateral Agent” shall have the meaning assigned to that term in Section 9.2.5.2 [Collateral Trust Agreement].

“Lenders” shall mean the financial institutions named on Schedule 1.1(B) and their respective successors and assigns as permitted hereunder, each of which is referred to herein as a Lender. For the purpose of any grant in any Loan Document of a security interest or other Lien to the Lenders or to the Collateral Trustee for the benefit of the Lenders as security for the Obligations, “Lenders” shall include any Affiliate of a Lender to which such Obligation is owed.

“Letter of Credit” shall have the meaning assigned to that term in Section 2.9.1.1 [Issuance of Letters of Credit].

“Letter of Credit Borrowing” shall have the meaning assigned to such term in Section 2.9.3.2(ii) [Participations, Disbursements, Reimbursement].

“Letter of Credit Fee” shall have the meaning assigned to that term in Section 2.9.2.1 [Letter of Credit Fees].

“Letter of Credit Obligations” shall mean, as of any date of determination, the aggregate amount available to be drawn under all outstanding Letters of Credit on such date (if any Letter of Credit shall increase in amount automatically in the future, such aggregate amount available to be drawn shall currently give effect to any such future increase) plus the aggregate outstanding Reimbursement Obligations and Letter of Credit Borrowings on such date. The Letter of Credit Obligations of any Lender at any time shall be its Ratable Share of the total Letter of Credit Obligations at such time.

“Letter of Credit Support” shall mean, at any time, the aggregate amount of cash or other liquid securities pledged as collateral for letters of credit issued for the account of the Borrower or the other Loan Parties (whether or not issued pursuant to this Agreement).

“Leverage Ratio” shall mean the ratio of Financial Covenant Debt to Consolidated EBITDA. For purposes of calculating the Leverage Ratio, Financial Covenant Debt shall be determined as of the end of each fiscal quarter of the Borrower and Consolidated EBITDA shall be determined as of the end of each fiscal quarter of the Borrower for the four fiscal quarters then ended.

“LIBOR Rate” shall mean, with respect to the Loans comprising any Borrowing Tranche to which the LIBOR Rate Option applies for any Interest Period, the interest rate per annum determined by the Administrative Agent by dividing (the resulting quotient rounded upwards, if necessary, to the nearest 1/100th of 1% per annum) (i) the rate which appears on the Bloomberg Page BBAM1 (or on such other substitute Bloomberg page that displays rates at which US dollar deposits are offered by leading banks in the London interbank deposit market), or if there shall at any time, for any reason, no longer exist a Bloomberg page BBAM1 (or any substitute page), or the rate which is quoted by another source selected by the Administrative Agent which has been approved by the British Bankers’ Association as an authorized information vendor for the purpose of displaying rates at which US dollar deposits are offered by leading banks in the London interbank deposit market (an “Alternate Source”), at approximately 11:00 a.m., London time, two (2) Business Days prior to the commencement of such Interest Period as the London interbank offered rate for U.S. Dollars for an amount comparable to such Borrowing Tranche and having a borrowing date and a maturity comparable to such Interest Period (or if there shall at any time, for any reason, no longer exist a Bloomberg Page BBAM1 (or any substitute page) or any Alternate Source, a comparable replacement rate determined by the Administrative Agent at such time (which determination shall be conclusive absent manifest error)), by (ii) a number equal to 1.00 minus the LIBOR Reserve Percentage. LIBOR may also be expressed by the following formula:

LIBOR Rate =	London interbank offered rates quoted by Bloomberg or appropriate successor as shown on Bloomberg Page BBAM1
1.00 – LIBOR Reserve Percentage

The LIBOR Rate shall be adjusted with respect to any Loan to which the LIBOR Rate Option applies that is outstanding on the effective date of any change in the LIBOR Reserve Percentage as of such effective date. The Administrative Agent shall give prompt notice to the Borrower of the LIBOR Rate as determined or adjusted in accordance herewith, which determination shall be conclusive absent manifest error.

“LIBOR Rate Option” shall mean the option of the Borrower to have Loans bear interest at the rate and under the terms set forth in Section 4.1.1(ii) [Revolving Credit LIBOR Rate Option].

“LIBOR Reserve Percentage” shall mean as of any day the maximum percentage in effect on such day, as prescribed by the Board of Governors of the Federal Reserve System (or any successor) for determining the reserve requirements (including supplemental, marginal and emergency reserve requirements) with respect to eurocurrency funding (currently referred to as “Eurocurrency Liabilities”).

“Lien” shall mean any mortgage, deed of trust, pledge, lien, security interest, charge or other similar encumbrance or security arrangement of any nature whatsoever, whether voluntarily or involuntarily given, including any conditional sale or title retention arrangement, and any assignment, deposit arrangement or lease intended as, or having the effect of, security and any filed financing statement or other notice of any of the foregoing (whether or not a lien or other encumbrance is created or exists at the time of the filing), but shall not include any operating lease.

“LLC Interests” shall have the meaning given to such term in Section 6.1.2 [Subsidiaries].

“Loan Documents” shall mean this Agreement, the Administrative Agent’s Letter, the Collateral Trust Agreement, the Guaranty Agreement, the CNX Gas Guaranty Agreement, the Indemnity, the Intercompany Subordination Agreement, the CNX Gas Intercompany Subordination Agreement, the Notes, the Security Documents, the Successor Agent Agreement, and amendments, supplements, joinders or assignments to the foregoing, and any other instruments, certificates or documents (expressly excluding any Specified Swap Agreement or any other Swap Agreement) delivered or contemplated to be delivered hereunder or thereunder or in connection herewith or therewith, and “Loan Document” shall mean any of the Loan Documents.

“Loan Parties” shall mean the Borrower and the Guarantors, but excluding the CNX Gas Loan Parties.

“Loan Request” shall have the meaning specified in Section 2.5 [Revolving Credit Loan Requests; Swing Loan Requests].

“Loans” shall mean collectively all Revolving Credit Loans and Swing Loans and “Loan” shall mean separately any Revolving Credit Loan or Swing Loan.

“Mahoning Valley Designated Reserves” shall mean a portion of those coal reserves associated with the Mahoning Valley Mine located in Athens Township, Harrison County, Ohio, consisting of approximately 584 acres of the #8 and #8A coal seams.

“Material Acquisition/Disposition” shall mean any Permitted Acquisition or any disposition of assets pursuant to Section 8.2.7(viii) [Dispositions of Assets or Subsidiaries] that results in (a) an acquisition or disposition of assets, the fair market value of which assets exceeds $10,000,000 or (b) a change in pro forma Consolidated EBITDA that exceeds $10,000,000 per annum, taking into account any such acquisition or disposition.

“Material Adverse Change” shall mean any set of circumstances or events that (a) has or would reasonably be expected to have any material adverse effect whatsoever upon the validity or enforceability of this Agreement or any other Loan Document, (b) is or would reasonably be expected to be material and adverse to the business, properties, assets, financial condition, or results of operations of the Loan Parties taken as a whole, (c) impairs materially or would reasonably be expected to impair materially the ability of the Loan Parties taken as a whole to duly and punctually pay or perform their Indebtedness under this Agreement or any other Loan Document, or (d) impairs materially or would reasonably be expected to impair materially the ability of the Administrative Agent or any of the Lenders, to the extent permitted, to enforce their legal remedies pursuant to this Agreement or any other Loan Document.

“Material Contract” shall mean the Senior Notes (2010), the Senior Notes (2011), and any other agreement that is material to the conduct of the business of the Loan Parties, taken as a whole.

“Month,” with respect to an Interest Period under the LIBOR Rate Option, shall mean the interval between the days in consecutive calendar months numerically corresponding to the first day of such Interest Period. If any LIBOR Rate Interest Period begins on a day of a calendar month for which there is no numerically corresponding day in the month in which such

Interest Period is to end, the final month of such Interest Period shall be deemed to end on the last Business Day of such final month.

“Moody’s” shall mean Moody’s Investors Service, Inc. and its successors.

“Mortgages” shall mean, collectively, (i) the mortgages or deeds of trust with respect to Real Property in which a security interest has been granted prior to the Closing Date and (ii) the mortgages or deeds of trust with respect to Real Property in which a security interest is granted after the Closing Date in substantially the form of Exhibit 1.1(M), in each case, executed and delivered by the applicable Loan Parties to the Collateral Trustee to secure the Obligations, for the benefit of the Secured Parties, and “Mortgage” shall mean, individually, any of the Mortgages.

“Multiemployer Plan” shall mean any employee benefit plan which is a “multiemployer plan” within the meaning of Section 4001(a)(3) of ERISA and to which the Borrower or any member of the ERISA Group is then making or accruing an obligation to make contributions or, within the preceding five Plan years, has made or had an obligation to make such contributions.

“Net Cash Proceeds” shall mean, with respect to any sale, transfer or lease of assets, an amount equal to:

(a) the cash proceeds received by the Borrower or any other Loan Party from or in respect of such transaction (including, when received: (i) any cash proceeds received as income or other deferred cash proceeds, or (ii) cash proceeds of any non-cash proceeds of such transaction, converted to cash), less

(b) the sum of the following to the extent incurred or payable by the Borrower or any other Loan Party:

(i) any foreign, federal, state or local income taxes paid or payable in respect of the proceeds of such sale or disposition or any other foreign, federal, state or local taxes paid in connection with such sale or disposition, with all amounts under this clause (b)(i) being determined for the Borrower and its Subsidiaries on a tax consolidated basis (after application of all credits and other offsets),

(ii) any customary and reasonable brokerage commissions and all other customary and reasonable fees and expenses related to such sale or disposition (including without limitation financial advisory fees, legal fees and accountants’ fees),

(iii) any amounts estimated in good faith by an Authorized Financial Officer of the Borrower to provide reserves in accordance with GAAP for payment of indemnities or liabilities that may be incurred in connection with such sale or disposition,

(iv) the amount of any debt secured by a Lien on the related asset and which debt is discharged as part of such asset sale, and

(v) any insurance proceeds, condemnation awards or other compensation to the extent such proceeds are used for reinvestment, substitution, replacement, repair or restoration in accordance with the terms hereof.

For purposes of this definition, if taxes or other customary fees or expenses payable in connection with the sale, transfer or lease of any asset are not known as of the date of such sale, transfer or lease, then such fees, expenses or taxes shall be estimated in good faith by an Authorized Financial Officer of the Borrower and such estimated amounts shall be deducted for purposes of determining Net Cash Proceeds in accordance with the immediately preceding sentence.

“New Lender” shall have the meaning assigned to that term in Section 2.11 [Increase in Revolving Credit Commitments].

“New Lender Joinder” shall mean the joinder whereby each New Lender joins this Agreement in substantially the form attached hereto as Exhibit 1.1(B).

“Non-Consenting Lender” shall have the meaning specified in Section 11.1 [Modifications, Amendments or Waivers].

“Non-Strategic Assets” shall mean (A) all those assets of the Loan Parties that (i) qualify as Excluded Properties and (ii) could be sold or disposed of by the Loan Parties without causing any material effect on, or increased cost to, the operation and management of the Coal Operations and (B) the Mahoning Valley Designated Reserves.

“Notes” shall mean, collectively, the promissory notes in the form of Exhibit 1.1(R) evidencing the Revolving Credit Loans and in the form of Exhibit 1.1(N) evidencing the Swing Loans.

“Obligation” shall mean any obligation or liability of any of the Loan Parties, howsoever created, arising or evidenced, whether direct or indirect, absolute or contingent, now or hereafter existing, or due or to become due (including interest and other monetary obligations accruing and/or incurred during the pendency of any bankruptcy, insolvency, receivership or other similar proceeding, regardless of whether allowed or allowable in such proceeding), under or in connection with (i) this Agreement, the Notes, the Letters of Credit, the Administrative Agent’s Letter or any other Loan Document whether to the Administrative Agent, any Issuing Lender, any of the Lenders or their Affiliates or other persons provided for under such Loan Documents, (ii) any Specified Swap Agreement or (iii) any Other Lender Provided Financial Service Product.

“Official Body” shall mean the government of the United States of America or any other nation, or of any political subdivision thereof, whether state or local, and any agency, authority, instrumentality, regulatory body, court, central bank or other entity exercising executive, legislative, judicial, taxing, regulatory or administrative powers or functions of or pertaining to government (including any supra-national bodies such as the European Union or the European Central Bank).

“Oil and Gas Liens” shall mean (i) Liens on any specific property or any interest therein, construction thereon or improvement thereto to secure all or any part of the costs incurred for surveying, exploration, drilling, extraction, development, operation, production, construction, alteration, repair or improvement of, in, under or on such property and the plugging and abandonment of wells located thereon (it being understood that, in the case of oil and gas producing properties, or any interest therein, costs incurred for “development” shall include costs incurred for all facilities relating to such properties or to projects, ventures or other arrangements of which such properties form a part or which relate to such properties or interests); (ii) Liens on an oil or gas producing property to secure obligations incurred or guarantees of obligations incurred in connection with or necessarily incidental to commitments for the purchase or sale of, or the transportation or distribution of, the products derived from such property; (iii) Liens arising under partnership agreements, oil and gas leases, overriding royalty agreements, joint operating agreements or similar agreements, net profits agreements, production payment agreements, royalty trust agreements, incentive compensation programs on terms that are reasonably customary in the oil and gas business for geologists, geophysicists and other providers of technical services to any of the Loan Parties, master limited partnership agreements, farm-out agreements, farm-in agreements, division orders, contracts for the sale, purchase, exchange, transportation, gathering or processing of oil, gas or other hydrocarbons, unitizations and pooling designations, declarations, orders and agreements, development agreements, operating agreements, production sales contracts, area of mutual interest agreements, gas balancing or deferred production agreements, injection, repressuring and recycling agreements, salt water or other disposal agreements, seismic or geophysical permits or agreements, and other agreements which are customary in the oil and gas business; provided, however, that in all instances such Liens are limited to the assets that are the subject of the relevant agreement, program, order or contract; and (iv) Liens on pipelines or pipeline facilities that arise by operation of law.

“Order” shall have the meaning specified in Section 2.9.9 [Liability for Acts and Omissions].

“Original Closing Date” shall mean May 7, 2010.

“Other Lender Provided Financial Service Product” shall mean agreements or other arrangements under which any Lender or Affiliate of a Lender provides any of the following products or services to any of the Loan Parties: (a) credit cards, (b) credit card processing services, (c) debit cards, (d) purchase cards, (e) ACH transactions, (f) cash management, including controlled disbursement, accounts or services, or (g) foreign currency exchange.

“Other Taxes” shall mean all present or future stamp or documentary taxes or any other excise or property taxes, charges or similar levies arising from any payment made hereunder or under any other Loan Document or from the execution, delivery or enforcement of, or otherwise with respect to, this Agreement or any other Loan Document.

“Participant” shall have the meaning specified in Section 11.8.4 [Participations].

“Participation Advance” shall have the meaning specified in Section 2.9.3 [Participations, Disbursements, Reimbursement].

“Partnership Interests” shall have the meaning given to such term in Section 6.1.2 [Subsidiaries].

“Patent, Trademark and Copyright Security Agreement” shall mean the Patent, Trademark and Copyright Security Agreement, dated as of the Original Closing Date, executed and delivered by each of the Loan Parties to the Collateral Trustee for the benefit of the Secured Parties.

“Payment Date” shall mean the first Business Day of each calendar quarter after the date hereof and on the Expiration Date or upon termination of the Commitments.

“Payment In Full” shall mean the indefeasible payment in full in cash of the Loans and other Obligations under the Loan Documents, termination of the Commitments and expiration or termination of all Letters of Credit (or, with respect to any Letters of Credit with an expiration date that extends beyond the Expiration Date, the cash collateralization of such Letter of Credit pursuant to Section 2.9.10 [Cash Collateral Prior to the Expiration Date]).

“PBGC” shall mean the Pension Benefit Guaranty Corporation established pursuant to Subtitle A of Title IV of ERISA or any successor.

“Pension Act” shall mean the Pension Protection Act of 2006, as amended from time to time.

“Pension Funding Rules” shall mean the rules of the Code and ERISA regarding minimum required contributions (including any installment payment thereof) to Pension Plans and set forth in, with respect to plan years ending prior to the effective date of the Pension Act, Section 412 of the Code and Section 302 of ERISA, each as in effect prior to the Pension Act and, thereafter, Section 412, 430, and 432 of the Code and Sections 302, 303, and 305 of ERISA.

“Pension Plan” shall mean any “employee pension benefit plan” (as such term is defined in Section 3(2) of ERISA), other than a Multiemployer Plan, that is subject to Title IV of ERISA and is sponsored or maintained by Borrower or any ERISA Affiliate or to which Borrower or any ERISA Affiliate contributes or has an obligation to contribute, or in the case of a multiple employer or other plan described in Section 4064(a) of ERISA, has made contributions at any times during the immediately preceding five plan years.

“Permitted Acquisitions” shall have the meaning assigned to such term in Section 8.2.6 [Liquidations, Mergers, Consolidations, Acquisitions].

“Permitted Coal Properties Disposition” shall mean any disposition of coal reserves or other property or assets related to coal mining or operations with an aggregate value not to exceed $1,750,000,000 from and after the Closing Date.

“Permitted Gas Properties Disposition” shall have the meaning assigned to such term in Section 8.2.7(x) [Dispositions of Assets and Subsidiaries].

“Permitted Investments” shall mean:

(i) direct obligations of the United States of America or any agency or instrumentality thereof or obligations backed by the full faith and credit of the United States of America;

(ii) commercial paper (A) rated not lower than A-1, by Standard & Poor’s or P-1 by Moody’s on the date of acquisition or (B) issued by any of (x) the Administrative Agent, (y) the Syndication Agent, or (z) any Lender;

(iii) demand deposits, time deposits or certificates of deposit and other obligations issued by any of (w) the Administrative Agent, (x) the Syndication Agent, (y) any Lender, or (z) any other domestic or foreign commercial bank that has stockholders equity of $100,000,000 or more on the date of acquisition;

(iv) obligations of any foreign government or obligations that possess a guaranty of the full faith and credit of any foreign government;

(v) obligations of any United States government-sponsored enterprises, federal agencies or federal financing banks that are not otherwise authorized, including, but not limited to, the following:

(x) United States government-sponsored enterprises such as instrumentalities of the Federal Credit System (Bank for Cooperatives, Federal Land Banks), Federal Home Loan Banks and Federal National Mortgage Association; and

(y) Federal agencies such as instrumentalities of the Department of Housing and Urban Development (Federal Housing Administration, Government National Mortgage Association), Export-Import Bank, Farmers Home Administration and Tennessee Valley Authority;

(vi) obligations of states, counties, and municipalities of the United States;

(vii) debt obligations (other than commercial paper obligations) of domestic or foreign corporations;

(viii) preferred stock obligations with a floating rate dividend that is reset periodically at auction;

(ix) investments in repurchase agreements collateralized by any of the above securities eligible for outright purchase, provided the collateral is delivered to a bank custody account in accordance with the terms of a written repurchase agreement with a dealer or bank; and

(x) investments in shares of institutional mutual funds whose investment policies are essentially in agreement with the above type and criteria for investments otherwise set forth in this definition of “Permitted Investments,”

provided that investments described in clauses (i), (iv), (v), (vi), (vii), (viii), (ix) and (x) above are restricted to obligations rated no lower than A-3 or P-1 by Moody’s or A- or A-1 by Standard & Poor’s.

“Permitted Liens” shall mean:

(i) Liens for Taxes, assessments, or similar charges, incurred in the ordinary course of business and which are not yet due and payable or the validity of which are being contested in good faith by appropriate proceedings and as to which appropriate reserves have been established in accordance with GAAP;

(ii) pledges, deposits or bonds made in the ordinary course of business to secure payment of reclamation liabilities or workmen’s compensation, or to participate in any fund in connection with workmen’s compensation, unemployment insurance, old-age pensions or other social security programs (including pledges or deposits of cash securing Letters of Credit that secure payment of such workmen’s compensation, unemployment insurance, old-age pensions or other social security programs);

(iii) Liens of mechanics, materialmen, warehousemen, carriers, or other like Liens (including any other statutory nonconsensual or common law Liens), securing obligations incurred in the ordinary course of business that are not yet due and payable and Liens of landlords securing obligations to pay lease payments that are not yet due and payable or in default (including pledges or deposits of cash securing Letters of Credit that secure such Liens of landlords securing obligations to make lease payments that are not yet due and payable or in default) or, with respect to any of the foregoing, that are being contested in good faith by appropriate proceedings and as to which appropriate reserves have been established in accordance with GAAP;

(iv) good-faith pledges or deposits made or other Liens granted in the ordinary course of business to secure performance of bids, tenders, contracts (other than for the repayment of borrowed money) or leases, not in excess of the aggregate amount due thereunder or other amounts as may be customary, or to secure statutory obligations, or surety, appeal, indemnity, performance or other similar bonds required in the ordinary course of business (including pledges or deposits of cash securing Letters of Credit that secure such performance of bids, tenders, contracts (other than for the repayment of borrowed money) or leases, not in excess of the aggregate amount due thereunder or other amounts as may be customary, or that secure such statutory obligations, or such surety, appeal, indemnity, performance or other similar bonds required in the ordinary course of business);

(v) encumbrances consisting of zoning restrictions, licenses, easements or other restrictions on the use of real property, none of which materially impairs the use of such property or the value thereof, and none of which is violated in any material respect by existing or proposed structures or land use;

(vi) Liens, security interests and mortgages in favor of the Collateral Trustee for the benefit of the Secured Parties or Liens and security interests in favor of the Administrative Agent for the benefit of the Lenders, in each case securing (a) the Obligations including liabilities under any Specified Swap Agreement and (b) the Secured Debt;

(vii) Purchase Money Security Interests and Liens on property leased by any Loan Party under capital leases securing obligations of such Loan Party to the lessor under such leases, provided that the aggregate amount of Indebtedness secured by such Liens shall not exceed the amount of Indebtedness permitted by Section 8.2.1(iii) [Indebtedness];

(viii) any Lien existing on the date of this Agreement and described on Schedule 1.1(P);

(ix) (a) any Lien securing obligations in an aggregate amount not to exceed $20,000,000, provided, however, that such Lien shall no longer be permitted if it shall not be terminated within a period of thirty (30) days after any Responsible Officer of any Loan Party becomes aware of the existence thereof or (b) Liens securing obligations in an aggregate amount not to exceed $20,000,000 that have been outstanding longer than thirty (30) days after any Responsible Officer of any Loan Party becomes aware of the existence thereof so long as the Loan Parties are using their best efforts to diligently terminate such Lien;

(x) Liens and security interests in favor of an Issuing Lender for the benefit of the Lenders securing Letter of Credit Obligations with respect to such Letters of Credit that have an expiration date that extends beyond the Expiration Date;

(xi) Liens to secure obligations under the Permitted Receivables Financing, in those Accounts or contracts giving rise to Accounts of the Borrower or any Loan Party or of the Securitization Subsidiary, which Accounts or contracts giving rise to Accounts are either to be sold by the Borrower or any Loan Party to the Securitization Subsidiary as part of the Permitted Receivables Financing or that are an asset of the Securitization Subsidiary;

(xii) Liens, securing Indebtedness up to $250,000,000 in the aggregate at any time outstanding, consisting of (a) Liens on stock or assets permitted to be acquired pursuant to Sections 8.2.4 [Loans and Investments] and 8.2.6 [Liquidations, Mergers, Consolidations, Acquisitions] incurred at the time of such acquisition of such stock or assets (or within one year thereof) to finance the acquisition of such stock or assets, and (b) Liens existing on any assets at the date of acquisition of such assets, as such acquisition is permitted by Sections 8.2.4 [Loans and Investments] and 8.2.6 [Liquidations, Mergers, Consolidations, Acquisitions], in each case as refinanced, extended, renewed or refunded, provided that, the amount of Indebtedness secured thereby is not increased when so refinanced, extended, renewed or refunded and that no additional assets become subject to such Liens;

(xiii) statutory and common law banker’s Liens and rights of setoff on bank deposits;

(xiv) any Lien arising out of the refinancing, extension, renewal or refunding of any Indebtedness secured by any Lien that is permitted by clauses (viii), (xv) or (xx), provided that such Indebtedness is not increased when so refinanced, extended, renewed or refunded and that no additional assets become subject to such Liens other than replacements or substitutions permitted by the agreement creating such Lien;

(xv) Liens, not otherwise permitted by any other clause of this definition of Permitted Liens, that are subordinated to the Liens on the Collateral that secure the Obligations pursuant to an intercreditor agreement reasonably satisfactory to the Administrative Agent; provided that the amount of Indebtedness secured shall not exceed the amount permitted by Section 8.2.1(viii) [Indebtedness];

(xvi) Liens upon real or personal property other than the Collateral, including any attachment of personal property or real property or other legal process prior to adjudication of a dispute on the merits, (A) if the validity or amount thereof is being contested in good faith by appropriate and lawful proceedings diligently conducted so long as levy and execution thereon have been stayed or bonded and continue to be stayed or bonded, (B) if a final judgment is entered and such judgment is discharged within thirty (30) days of entry, or (C) the payment of which is covered in full (subject to customary deductible) by insurance;

(xvii) Liens arising out of final judgments, awards, or orders not constituting an Event of Default;

(xviii) precautionary filings under the UCC by a lessor with respect to personal property leased to such Person under an operating lease;

(xix) Liens on the equity interests or assets of any of the Excluded Subsidiaries or any Person who is not a Subsidiary of Borrower, other than Loan Parties’ equity interests in CNX Gas;

(xx) Liens existing as of the Closing Date on any of the Excluded Properties;

(xxi) [Reserved];

(xxii) Liens on the Baltimore Dock Facility securing Indebtedness up to $150,000,000 in the aggregate;

(xxiii) option agreements and rights of first refusal granted with respect to assets that are permitted to be disposed of pursuant to the terms of Section 8.2.7 [Dispositions of Assets or Subsidiaries];

(xxiv) [Reserved];

(xxv) any leases of assets permitted by Section 8.2.7 [Disposition of Assets or Subsidiaries];

(xxvi) Oil and Gas Liens, in each case which are not incurred in connection with the borrowing of money, the obtaining of advances or credit or the payment of the deferred purchase price of property (other than trade accounts payable arising in the ordinary course of business);

(xxvii) Liens resulting from the deposit of funds or evidences of Indebtedness in trust for the purpose of decreasing or legally defeasing Indebtedness of the Loan Parties permitted hereby so long as such decrease or defeasance is not prohibited hereby;

(xxviii) rights granted to CNX Gas and its Subsidiaries under and pursuant to that certain Master Cooperation and Safety Agreement dated August 1, 2005 among CNX Gas, the Borrower and certain other parties; and

(xxix) Liens securing Swap Agreements that are in effect immediately prior to the Original Closing Date and that are not Specified Swap Agreements.

“Permitted Receivables Financing” shall mean (i) the Receivables Purchase Agreement, or (ii) any replacement of the Receivables Purchase Agreement consisting of a transaction or series of transactions pursuant to which the Securitization Subsidiary purchases Accounts and related rights or contracts giving rise to Accounts from any Loan Party and finances such Accounts through the issuance of Indebtedness or equity interests or through the sale of such Accounts; provided, with respect to clause (i) or (ii) above in the case of clauses (a) through (f) below and with respect to clause (ii) above in the case of clause (g) below, that (a) the Borrower shall have determined in good faith that such Permitted Receivables Financing is economically fair and reasonable to the Borrower and each other Loan Party, (b) all sales of Accounts to the Securitization Subsidiary are made at fair market value (as determined in good faith by the Borrower), (c) the provisions thereof shall be market terms (as determined in good faith by the Borrower), (d) no portion of the Indebtedness of the Securitization Subsidiary is guaranteed by or is recourse to the Borrower or any of the other Loan Parties (other than recourse for customary representations, warranties, covenants and indemnities, none of which shall related to the collectability of such Accounts), (e) neither the Borrower nor any of the other Loan Parties has any obligation to maintain or preserve such Securitization Subsidiary’s financial condition, (f) the aggregate “capital” or other liabilities of the Securitization Subsidiary under the transaction shall not exceed $250,000,000, and (g) such transaction shall otherwise be under terms no less favorable to the Securitization Subsidiary and the Loan Parties than the terms of the Receivables Purchase Agreement.

“Person” shall mean any individual, corporation, partnership, limited liability company, association, joint-stock company, trust, unincorporated organization, joint venture, Official Body, or any other entity.

“Plan” shall mean at any time an employee pension benefit plan (including a Pension Plan) which is covered by Title IV of ERISA or is subject to the minimum funding standards under Section 412 of the Code and either (i) is maintained by any number of ERISA Group members for employees of any member of the ERISA Group or (ii) has at any time within the preceding five years been maintained by any entity which was at such time a member of the ERISA Group for employees of any entity which was at such time a member of the ERISA Group.

“Pledge Agreement” shall mean the Amended and Restated Pledge Agreement, dated as of the Original Closing Date, executed and delivered by each of the Loan Parties to the Collateral Trustee for the benefit of the Secured Parties.

“Pledged Collateral” shall mean all of the property described as “Pledged Collateral” in the Pledge Agreement.

“PNC” shall mean PNC Bank, National Association, its successors and assigns.

“Potential Default” shall mean any event or condition which with notice, passage of time, or any combination of the foregoing, would constitute an Event of Default.

“Prime Rate” shall mean the interest rate per annum announced from time to time by the Administrative Agent at its Principal Office as its then prime rate, which rate may not be the lowest or most favorable rate then being charged to commercial borrowers or others by the Administrative Agent. Any change in the Prime Rate shall take effect at the opening of business on the day such change is announced.

“Principal Office” shall mean the main banking office of the Administrative Agent in Pittsburgh, Pennsylvania.

“Prior Security Interest” shall mean a valid and enforceable perfected first-priority security interest under the Uniform Commercial Code in the UCC Collateral and the Pledged Collateral which is subject only to Liens for Taxes not yet due and payable to the extent such prospective tax payments are given priority by statute or Purchase Money Security Interests as permitted hereunder.

“Proved Gas Reserves” shall mean the proved Gas reserves owned by any of the Loan Parties.

“Published Rate” shall mean the rate of interest published each Business Day in The Wall Street Journal “Money Rates” listing under the caption “London Interbank Offered Rates” for a one month period (or, if no such rate is published therein for any reason, then the Published Rate shall be the rate at which U.S. dollar deposits are offered by leading banks in the London interbank deposit market for a one month period as published in another publication selected by the Administrative Agent).

“Purchase Money Security Interest” shall mean Liens upon tangible personal property securing loans to any Loan Party or deferred payments by such Loan Party for the purchase of such tangible personal property.

“Ratable Share” shall mean the proportion that a Lender’s Commitment (excluding the Swing Loan Commitment) bears to the Commitments (excluding the Swing Loan Commitment) of all of the Lenders. If the Commitments have terminated or expired, the Ratable Shares shall be determined based upon the Commitments (excluding the Swing Loan Commitment) most recently in effect, giving effect to any assignments.

“Real Property” shall mean, individually as the context requires, the real property (other than the Excluded Properties) that is owned or leased by any Loan Party, including, but not limited to the surface, Coal, methane gas and other mineral rights, interests and coal leases associated with the properties described on Schedule 1.1(R) (other than the Excluded Properties), and “Real Property” shall mean, collectively, as the context requires, all of the foregoing but shall not include any asset that shall have been released, pursuant to Sections 10.10 [Authorization to Release Collateral or Guarantors; Certain Amendments] or 11.1.4 [Release of Collateral] from the Liens created in connection with this Agreement.

“Receivables Purchase Agreement” shall mean collectively, (i) that certain Amended and Restated Receivables Purchase Agreement, dated as of April 30, 2007 (as modified, amended, restated, supplemented, refinanced, extended, renewed, increased or otherwise modified from time to time, but not replaced), by and among CNX Funding, the Borrower, the Sub-Servicers (as defined therein), the conduit purchasers party thereto, the purchaser agents party thereto, the financial institutions from time to time parties thereto, and PNC, and (ii) that certain Purchase and Sale Agreement, dated as of April 30, 2003 (as modified, amended, restated, supplemented, refinanced, extended, renewed, increased or otherwise modified from time to time, but not replaced), by and among the Borrower, as the servicer, CNX Funding, CONSOL Energy Sales Company, CONSOL of Kentucky Inc., Consol Pennsylvania Coal Company LLC, Consolidation Coal Company, Island Creek Coal Company, Windsor Coal Company, McElroy Coal Company, Keystone Coal Mining Corporation, Eighty-Four Mining Company, and CNX Marine Terminals Inc.

“Refinance” shall mean, in respect of any Indebtedness, to refinance, extend, renew, refund, repay, prepay, redeem, replace, defease or retire, or to issue other Indebtedness in exchange or replacement for, such Indebtedness; provided, however, that “Refinance” shall not include (i) any increase in the amount of such Indebtedness or (ii) any change in the terms or conditions of such Indebtedness that is materially more restrictive on any Loan Party party to such Indebtedness. “Refinanced” and “Refinancing” shall have correlative meanings.

“Regulation U” shall mean Regulation U, T or X as promulgated by the Board of Governors of the Federal Reserve System, as amended from time to time.

“Reimbursement Obligation” shall have the meaning assigned to such term in Section 2.9.3.2 [Participations, Disbursements, Reimbursement].

“Related Parties” shall mean, with respect to any Person, such Person’s Affiliates and the partners, directors, officers, employees, agents and advisors of such Person and of such Person’s Affiliates.

“Release” shall mean any spilling, leaking, pumping, pouring, emitting, emptying, discharge, injecting, escaping, leaching, dumping, disposing, depositing or migration into the Environment, or into, from or through any building or structure.

“Reportable Event” shall mean a reportable event described in Section 4043 of ERISA and regulations thereunder with respect to a Plan or Multiemployer Plan.

“Required Lenders” shall mean Lenders (other than any Defaulting Lender) having more than 50% of the aggregate amount of the Revolving Credit Commitments of the Lenders (excluding any Defaulting Lender) or, after the termination of the Revolving Credit Commitments, the outstanding Revolving Credit Loans and Ratable Share of Letter of Credit Obligations of the Lenders (excluding any Defaulting Lender).

“Required Mining Permits” shall mean all permits, licenses, authorizations, plans, approvals and bonds necessary under the applicable Laws for the Loan Parties to continue to conduct coal mining and related operations on, in or under such parties’ real property, and any and all other mining properties owned or leased by the Borrower or any such Loan Party (collectively “Mining Property”) substantially in the manner as such operations had been authorized immediately prior to such Loan Party’s acquisition of its interests in such real property and as may be necessary for such Loan Party to conduct, in all material respects, coal mining and related operations on, in or under the Mining Property as described in any plan of operation.

“Required Share” shall have the meaning assigned to such term in Section 5.11 [Settlement Date Procedures].

“Responsible Officer” shall mean each of the chief executive officer, president, chief financial officer and treasurer of each Loan Party.

“Revolving Availability Period” shall mean the period from and including the Closing Date to but excluding the earlier of the Expiration Date and the date of termination of the Revolving Credit Commitments.

“Revolving Credit Commitment” shall mean, as to any Lender at any time, the amount initially set forth opposite its name on Schedule 1.1(B) in the column labeled “Amount of Commitment for Revolving Credit Loans,” as such Commitment is thereafter assigned pursuant to an Assignment and Assumption Agreement, and “Revolving Credit Commitments” shall mean the aggregate Revolving Credit Commitments of all of the Lenders.

“Revolving Credit Loans” shall mean collectively and “Revolving Credit Loan” shall mean separately all Revolving Credit Loans or any Revolving Credit Loan made by the Lenders or one of the Lenders to the Borrower pursuant to Section 2.1 [Revolving Credit Commitments] or 2.9.3 [Participations, Disbursements, Reimbursement].

“Revolving Credit Notes” shall mean collectively and “Revolving Credit Note” shall mean separately all the Revolving Credit Notes of the Borrower in the form of Exhibit 1.1(R) evidencing the Revolving Credit Loans.

“Revolving Exposure” shall mean, with respect to any Lender at any time, the sum of the outstanding principal amount of such Lender’s Revolving Credit Loans and its Letter of Credit Obligations and Swingline Exposure at such time.

“Revolving Facility Usage” shall mean at any time the sum of the outstanding Revolving Credit Loans, the outstanding Swing Loans, and the Letter of Credit Obligations.

“Secured Debt” shall have the meaning set forth in the Collateral Trust Agreement, as such definition may be amended from time to time.

“Secured Parties” shall mean, collectively, the Collateral Trustee, the Administrative Agent, the Lenders and any provider of a Specified Swap Agreement or Other Lender Provided Financial Service Product.

“Securitization Subsidiary” shall mean CNX Funding, which is a Subsidiary of the Borrower (all of the outstanding equity interests of which, other than de minimis preferred stock and director’s qualifying shares, if any, are owned, directly or indirectly, by the Borrower), or a special purpose vehicle established for the limited purpose of acquiring and financing Accounts and contracts giving rise to Accounts of the Borrower or any Loan Party and engaging in activities ancillary thereto, all in connection with the transactions contemplated by the Permitted Receivables Financing.

“Security Agreement” shall mean the Amended and Restated Security Agreement, dated as of the Original Closing Date, executed and delivered by each of the Loan Parties to the Collateral Trustee for the benefit of the Secured Parties.

“Security Documents” shall mean, collectively, the Collateral Trust Agreement, the Security Agreement, the Pledge Agreement, the Mortgages, the Ship Mortgages, the Patent, Trademark and Copyright Security Agreement, the control agreements required by the Security Agreement and each other security document or pledge agreement delivered in accordance with applicable local or foreign Law to grant a valid, perfected security interest in any property as Collateral for the Obligations, and all UCC or other financing statements or instruments of perfection required by this Agreement or any other such security document or pledge agreement to be filed with respect to the security interests in property and fixtures created pursuant to any document or instrument utilized to pledge or grant or purport to pledge or grant a security interest or lien on any property as Collateral for the Obligations, and amendments, supplements or joinders to the foregoing.

“Senior Notes (2010)” shall mean $1.5 billion aggregate principal amount of 8.00% senior notes due 2017 and $1.25 billion aggregate principal amount of 8.25% senior notes due 2020 of the Borrower outstanding on the Closing Date.

“Senior Notes (2010) Indentures” shall mean the indentures for the Senior Notes (2010), each dated April 1, 2010, among the Borrower, certain of its Subsidiaries, and The Bank of Nova Scotia Trust Company of New York, as trustee.

“Senior Notes (2011)” shall mean $250.0 million aggregate principal amount of 6.375% senior notes due 2021 of the Borrower outstanding on the Closing Date.

“Senior Notes (2011) Indenture” shall mean the indenture for the Senior Notes (2011), dated March 9, 2011, among the Borrower, certain of its Subsidiaries, and The Bank of Nova Scotia Trust Company of New York, as trustee.

“Senior Secured Leverage Ratio” shall mean the ratio of Secured Debt to Consolidated EBITDA. For purposes of calculating the Senior Secured Leverage Ratio, Secured Debt shall be determined as of the end of each fiscal quarter of the Borrower and Consolidated EBITDA shall be determined as of the end of each fiscal quarter of the Borrower for the four fiscal quarters then ended.

“Settlement Date” shall mean the Business Day on which the Administrative Agent elects to effect settlement pursuant to Section 5.11 [Settlement Date Procedures].

“Ship Mortgages” shall mean collectively and “Ship Mortgage” shall mean separately all ship mortgages or any ship mortgage, in a form acceptable to the Administrative Agent, with respect to vessels registered by the Loan Parties with the U.S. Coast Guard, executed and delivered by certain of the Loan Parties to the Collateral Trustee for the benefit of the Secured Parties.

“Solvent” shall mean, with respect to any Person on any date of determination, taking into account such right of reimbursement, contribution or similar right available to such Person from other Persons, that on such date (a) the fair value of the property of such Person is greater than the total amount of liabilities, including contingent liabilities, of such Person, (b) the present fair saleable value of the assets of such Person is not less than the amount that will be required to pay the probable liability of such Person on its debts as they become absolute and matured, (c) such Person does not intend to, and does not believe that it will, incur debts or liabilities beyond such Person’s ability to pay such debts and liabilities as they mature, (d) such Person is not engaged in business or a transaction, and is not about to engage in business or a transaction, for which such Person’s property would constitute an unreasonably small capital, and (e) such Person is able to pay its debts and liabilities, contingent obligations and other commitments as they mature in the ordinary course of business.

“Specified Swap Agreement” shall mean (i) any Swap Agreement entered into by (a) any Loan Party and (b) any Lender or any Affiliate thereof, or any Person that was a Lender or an Affiliate thereof when such Swap Agreement was entered into as counterparty, or (ii) any Swap Agreement in effect immediately prior to the Closing Date entered into by (a) any Loan Party and (b) any Person if such Person or its Affiliate was a Lender on the Closing Date; provided that the designation of any Swap Agreement as a Specified Swap Agreement shall not create in favor of any Lender or Affiliate thereof that is a party thereto any rights in connection with the management or release of any Collateral or of any obligations of any Loan Party under any of the Loan Documents.

“Specified Swap Agreement Provider” shall have the meaning assigned to that term in Section 9.2.5.2 [Collateral Trust Agreement].

“Standard & Poor’s” shall mean Standard & Poor’s Ratings Services, a division of The McGraw-Hill Companies, Inc.

“Standby Letter of Credit” shall mean a Letter of Credit issued to support obligations of one or more of the Loan Parties, contingent or otherwise, which finance the working capital and business needs of the Loan Parties incurred in the ordinary course of business.

“Subsidiary” of any Person at any time shall mean (i) any corporation or trust of which more than 50% (by number of shares or number of votes) of the outstanding capital stock or shares of beneficial interest normally entitled to vote for the election of one or more directors or trustees (regardless of any contingency which does or may suspend or dilute the voting rights) is at such time owned directly or indirectly by such Person or one or more of such Person’s Subsidiaries, (ii) any partnership of which such Person is a general partner or of which more than 50% of the partnership interests is at the time directly or indirectly owned by such Person or one or more of such Person’s Subsidiaries, (iii) any limited liability company of which such Person is a member and of which more than 50% of the limited liability company interests is at the time directly or indirectly owned by such Person or one or more of such Person’s Subsidiaries or (iv) any corporation, trust, partnership, limited liability company or other entity which is controlled by such Person or one or more of such Person’s Subsidiaries.

“Subsidiary Shares” shall have the meaning assigned to that term in Section 6.1.2 [Subsidiaries].

“Successor Agent Agreement” shall mean the Successor Agent Agreement, dated as of the date hereof among Wilmington Trust Company, a Delaware banking corporation, the Collateral Trustee and the Loan Parties.

“Super-Majority Lenders” shall mean, at any time, Lenders having in the aggregate Revolving Exposures and unused Revolving Credit Commitments representing more than 75% of the sum of the total Revolving Exposures and unused Revolving Credit Commitments at such time.

“Swap Agreement” shall mean any agreement with respect to any swap, forward, future or derivative transaction or option or similar agreement involving, or settled by reference to, one or more rates, currencies, commodities, equity or debt instruments or securities, or economic, financial or pricing indices or measures of economic, financial or pricing risk or value or any similar transaction or any combination of these transactions; provided that no phantom stock or similar plan providing for payments only on account of services provided by current or former directors, officers, employees or consultants of the Borrower or any of the Loan Parties shall be a “Swap Agreement.”

“Swap Transaction” shall mean any transaction pursuant to any Swap Agreement.

“Swingline Exposure” shall mean, at any time, the aggregate principal amount of all Swing Loans outstanding at such time. The Swingline Exposure of any Lender at any time shall be its Ratable Share of the total Swingline Exposure at such time.

“Swing Loan Commitment” shall mean PNC’s commitment to make Swing Loans to the Borrower pursuant to Section 2.1.2 [Swing Loan Commitment] in an aggregate principal amount up to $50,000,000.

“Swing Loan Note” shall mean the Amended and Restated Swing Loan Note of the Borrower in the form of Exhibit 1.1(N) evidencing the Swing Loans.

“Swing Loan Request” shall mean a request for Swing Loans made in accordance with Section 2.5.2 [Swing Loan Requests].

“Swing Loans” shall mean collectively and “Swing Loan” shall mean separately all Swing Loans or any Swing Loan made by PNC to the Borrower pursuant to Section 2.1.2 [Swing Loan Commitment].

“Syndication Agent” shall mean Bank of America, N.A. and its successors and assigns.

“Taxes” shall mean all present or future taxes, levies, imposts, duties, deductions, withholdings, assessments, fees or other charges imposed by any Official Body, including any interest, additions to tax or penalties applicable thereto.

“Threshold Amount” shall mean $75,000,000.

“UCC Collateral” shall mean the property of the Loan Parties in which security interests are granted under the Security Agreement.

“Uniform Commercial Code” shall mean the Uniform Commercial Code as in effect in each applicable jurisdiction or other applicable Law entitled to all the rights, benefits and priorities provided by the Uniform Commercial Code or such Law.

“United States or U.S.” shall mean the United States of America.

“USA Patriot Act” shall mean the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001, Public Law 107-56, as the same has been, or shall hereafter be, renewed, extended, amended or replaced.

1.2 Construction.

Unless the context of this Agreement otherwise clearly requires, the following rules of construction shall apply to this Agreement and each of the other Loan Documents: (i) references to the plural include the singular, the plural, the part and the whole and the words “include,” “includes” and “including” shall be deemed to be followed by the phrase “without limitation”; (ii) the words “hereof,” “herein,” “hereunder,” “hereto” and similar terms in this Agreement or any other Loan Document refer to this Agreement or such other Loan Document as a whole; (iii) article, section, subsection, clause, schedule and exhibit references are to this Agreement or other Loan Document, as the case may be, unless otherwise specified; (iv) reference to any Person includes such Person’s successors and assigns; (v) unless otherwise provided, reference to any agreement, including this Agreement and any other Loan Document together with the schedules and exhibits hereto or thereto, document, instrument, order, declaration, understanding or other arrangement means such agreement, document, instrument, order, declaration, understanding or other arrangement as amended, restated, supplemented, modified, extended, renewed, refunded, superseded, substituted for, replaced, refinanced or increased in whole or in part from time to time; (vi) relative to the determination of any period of time, “from” means “from and including,” “to” means “to but excluding,” and “through” means “through and including”; (vii) the words “asset” and “property” shall be construed to have the same meaning and effect and to refer to any and all tangible and intangible assets and properties, including cash, securities, accounts and contract rights; (viii) section headings herein and in each other Loan Document are included for convenience and shall not affect the interpretation of this Agreement or such Loan Document; and (ix) unless otherwise specified, all references herein to times of day shall be references to Eastern Time.

1.3 Accounting Principles. Except as otherwise provided in this Agreement, all computations and determinations as to accounting or financial matters and all financial statements to be delivered pursuant to this Agreement shall be made and prepared in accordance with GAAP (including principles of consolidation where appropriate), and all accounting or financial terms shall have the meanings ascribed to such terms by GAAP; provided, however, that all accounting terms used in Section 8.2 [Negative Covenants] (and all defined terms used in the definition of any accounting term used in Section 8.2 [Negative Covenants] shall have the meaning given to such terms (and defined terms) under GAAP as in effect on the date hereof applied on a basis consistent with those used in preparing the Historical Statements referred to in Section 6.1.7(i) [Historical Statements]. In the event of any change after the date hereof in GAAP, and if such change would result in the inability to determine compliance with the financial covenants set forth in Section 8.2 [Negative Covenants] based upon the Borrower’s regularly prepared financial statements by reason of the preceding sentence, then the parties hereto agree to endeavor, in good faith, to agree upon an amendment to this Agreement that would adjust such financial covenants in a manner that would not affect the substance thereof, but would allow compliance therewith to be determined in accordance with the Borrower’s financial statements at that time, provided that, until so amended such financial covenants shall continue to be computed in accordance with GAAP prior to such change therein.

1.4 Valuations. Whenever this Agreement requires the determination of the monetary value of “other consideration”, a Guaranty, “other obligations” or an Investment and the computation method to determine such monetary value is not already addressed by GAAP, (i) the monetary value of “other consideration” or an Investment of tangible property shall be calculated as the fair market value of such consideration or tangible property, (ii) the monetary value of any Guaranty at any time of a fixed monetary obligation shall be the amount of such fixed monetary obligation at such time, (iii) the monetary value of any Guaranty of a fixed stream of monetary obligations at any time shall be the present value of the remaining amounts of such stream of monetary obligations at such time discounted at a rate equal to the Borrower’s cost of funds at such time, (iv) the monetary value of a Guaranty of performance or of contingent liabilities at any time shall be the amount which, in light of all the facts and circumstances existing at the time, represent the amount which would reasonably be expected to become an actual or matured monetary obligation or liability of the Person making such Guaranty determined by such Person in good faith, or (v) the monetary value of “other obligations”, contingent or otherwise, at any time shall be the amount which, in light of all the facts and circumstances existing at the time, represent the amount which would reasonably be expected to become an actual or matured monetary obligation or liability of the Person who is obligated for such “other obligations”.

2. REVOLVING CREDIT AND SWING LOAN FACILITIES

2.1 Revolving Credit Commitments.

2.1.1 Revolving Credit Loans.

Subject to the terms and conditions hereof and relying upon the representations and warranties herein set forth, each Lender severally agrees to make Revolving Credit Loans to the Borrower at any time or from time to time on or after the date hereof to the Expiration Date; provided that after giving effect to each such Loan (i) the aggregate amount of Revolving Credit Loans from such Lender shall not exceed such Lender’s Revolving Credit Commitment minus such Lender’s Ratable Share of the Letter of Credit Obligations and the outstanding Swing Loans, (ii) the Revolving Facility Usage shall not exceed the Revolving Credit Commitments and (iii) the aggregate amount of Indebtedness (as defined in the Senior Notes (2011) Indenture) under this Agreement and the CNX Gas Credit Agreement shall not exceed the Applicable Senior Notes Indenture Cap; provided, further, that (x) at the Administrative Agent’s request, the Borrower shall provide the Administrative Agent calculations and supporting information reasonably satisfactory to the Administrative Agent showing compliance with clause (iii) and (y) notwithstanding the foregoing clause (x), the Administrative Agent shall have no obligation to request such calculation or information or to determine compliance with clause (iii), and shall be fully entitled to assume (without any further investigation) that each borrowing of Revolving Credit Loans complies with clause (iii) if the Borrower makes a Loan Request for such borrowing. Within such limits of time and amount and subject to the other provisions of this Agreement, the Borrower may borrow, repay and reborrow pursuant to this Section 2.1.1.

2.1.2 Swing Loan Commitment.

Subject to the terms and conditions hereof and relying upon the representations and warranties herein set forth, and in order to facilitate loans and repayments between Settlement Dates, PNC may, at its option, cancelable at any time for any reason whatsoever, make swing loans (the “Swing Loans”) to the Borrower at any time or from time to time after the date hereof to, but not including, the Expiration Date, in an aggregate principal amount up to but not in excess of $50,000,000 (the “Swing Loan Commitment”), provided that after giving effect to such Loan, the Revolving Facility Usage shall not exceed the Revolving Credit Commitments. Within such limits of time and amount and subject to the other provisions of this Agreement, the Borrower may borrow, repay and reborrow pursuant to this Section 2.1.2.

2.2 Nature of Lenders’ Obligations with Respect to Revolving Credit Loans.

Each Lender shall be obligated to participate in each request for Revolving Credit Loans pursuant to Section 2.5 [Revolving Credit Loan Requests; Swing Loan Requests] in accordance with its Ratable Share. The aggregate of each Lender’s Revolving Credit Loans outstanding hereunder to the Borrower at any time shall never exceed its Revolving Credit Commitment minus its Ratable Share of the outstanding Swing Loans and Letter of Credit Obligations. The obligations of each Lender hereunder are several. The failure of any Lender to perform its obligations hereunder shall not affect the Obligations of the Borrower to any other party nor shall any other party be liable for the failure of such Lender to perform its obligations hereunder. The Lenders shall have no obligation to make Revolving Credit Loans hereunder on or after the Expiration Date.

2.3 Commitment Fees.

Accruing from the date hereof until the Expiration Date, the Borrower agrees to pay to the Administrative Agent for the account of each Lender according to its Ratable Share, a nonrefundable commitment fee (the “Commitment Fee”) equal to the Applicable Commitment Fee Rate (computed on the basis of a year of 365 or 366 days, as the case may be, and actual days elapsed) multiplied by the average daily difference between the amount of (i) the Revolving Credit Commitments (for purposes of this computation, PNC’s Swing Loans shall not be deemed to be borrowed amounts under its Revolving Credit Commitment) and (ii) the Revolving Facility Usage; provided, however, that any Commitment Fee accrued with respect to the Revolving Credit Commitment of a Defaulting Lender during the period prior to the time such Lender became a Defaulting Lender and unpaid at such time shall not be payable by the Borrower so long as such Lender shall be a Defaulting Lender except to the extent that such Commitment Fee shall otherwise have been due and payable by the Borrower prior to such time; and provided further that no Commitment Fee shall accrue with respect to the Revolving Commitment of a Defaulting Lender so long as such Lender shall be a Defaulting Lender. Subject to the proviso in the directly preceding sentence, all Commitment Fees shall be payable in arrears on each Payment Date.

2.4 Voluntary Commitment Reduction.

The Borrower shall have the right any time and from time to time, without premium or penalty, upon three (3) Business Days’ prior written, irrevocable notice to the Administrative Agent to permanently reduce, in whole multiples of $5,000,000 of principal, or terminate the Revolving Credit Commitments; provided that any such reduction or termination shall be accompanied by (a) the payment in full of any Commitment Fee then accrued on the amount of such reduction or termination and (b) the prepayment of the Revolving Credit Loans, together with the full amount of interest accrued on the principal sum to be prepaid (and all amounts referred to in Section 5.10 [Indemnity] hereof), to the extent that the Revolving Facility Usage exceeds the Revolving Credit Commitment as so reduced or terminated, and provided further that the Revolving Credit Commitments may not be reduced below the Revolving Facility Usage. Each reduction of Revolving Credit Commitments shall pro-ratably reduce the Revolving Credit Commitments of the Lenders. From the effective date of any such reduction or termination the obligations of Borrower to pay the Commitment Fee pursuant to Section 2.3 [Commitment Fees] shall correspondingly be reduced or cease.

2.5 Revolving Credit Loan Requests; Swing Loan Requests.

2.5.1 Revolving Credit Loan Requests.

Except as otherwise provided herein, the Borrower may from time to time prior to the Expiration Date request the Lenders to make Revolving Credit Loans, or renew or convert the Interest Rate Option applicable to existing Revolving Credit Loans pursuant to Section 4.2 [Interest Periods], by delivering to the Administrative Agent, not later than 11:00 a.m., (i) three (3) Business Days prior to the proposed Borrowing Date with respect to the making of Revolving Credit Loans to which the LIBOR Rate Option applies or the conversion to or the renewal of the LIBOR Rate Option for any Loans; and (ii) the same Business Day of the proposed Borrowing Date with respect to the making of a Revolving Credit Loan to which the Base Rate Option applies or the last day of the preceding Interest Period with respect to the conversion to the Base Rate Option for any Loan, of a duly completed request therefor substantially in the form of Exhibit 2.5.1 or a request by telephone immediately confirmed in writing by letter, facsimile or telex in such form (each, a “Loan Request”), it being understood that the Administrative Agent may rely on the authority of any individual making such a telephonic request without the necessity of receipt of such written confirmation. Each Loan Request shall be irrevocable and shall specify or certify, as applicable (i) the proposed Borrowing Date; (ii) the aggregate amount of the proposed Loans comprising each Borrowing Tranche, which amount shall be in (x) an integral multiple of $1,000,000 and not less than $5,000,000 for each Borrowing Tranche under the LIBOR Rate Option, and (y) an integral multiple of $50,000 and not less than the lesser of $500,000 or the maximum amount available for Borrowing Tranches to which the Base Rate Option applies; (iii) whether the LIBOR Rate Option or Base Rate Option shall apply to the proposed Loans comprising the applicable Borrowing Tranche; and (iv) in the case of a Borrowing Tranche to which the LIBOR Rate Option applies, an appropriate Interest Period for the Loans comprising such Borrowing Tranche.

2.5.2 Swing Loan Requests.

Except as otherwise provided herein, the Borrower may from time to time prior to the Expiration Date request PNC to make Swing Loans by delivery to PNC not later than 2:00 p.m. on the proposed Borrowing Date of a duly completed request therefor substantially in the form of Exhibit 2.5.2 hereto or a request by telephone immediately confirmed in writing by letter, facsimile or telex (each, a “Swing Loan Request”), it being understood that PNC may rely on the authority of any individual making such a telephonic request without the necessity of receipt of such written confirmation. Each Swing Loan Request shall be irrevocable and shall specify the proposed Borrowing Date and the principal amount of such Swing Loan, which shall be in integral multiples of $50,000 and shall be not less than $100,000.

2.6 Making Revolving Credit Loans and Swing Loans; Presumptions by the Administrative Agent; Repayment of Loans.

2.6.1 Making Revolving Credit Loans.

The Administrative Agent shall, promptly after receipt by it of a Loan Request pursuant to Section 2.5.1 [Revolving Credit Loan Requests], notify the Lenders of its receipt of such Loan Request specifying the information provided by the Borrower and the apportionment among the Lenders of the requested Revolving Credit Loans as determined by the Administrative

Agent in accordance with Section 2.2 [Nature of Lenders’ Obligations with Respect to Revolving Credit Loans]. Each Lender shall remit the principal amount of each Revolving Credit Loan to the Administrative Agent such that the Administrative Agent is able to, and the Administrative Agent shall, to the extent the Lenders have made funds available to it for such purpose and subject to Section 7.2 [Each Additional Loan or Letter of Credit], fund such Revolving Credit Loans to the Borrower in U.S. Dollars and immediately available funds at the Principal Office prior to 2:00 p.m., on the applicable Borrowing Date; provided that if any Lender fails to remit such funds to the Administrative Agent in a timely manner, the Administrative Agent may elect in its sole discretion to fund with its own funds the Revolving Credit Loans of such Lender on such Borrowing Date, and such Lender shall be subject to the repayment obligation in Section 2.6.2 [Presumptions by the Administrative Agent].

2.6.2 Presumptions by the Administrative Agent.

Unless the Administrative Agent shall have received notice from a Lender prior to 1:00 p.m. on the proposed date of any Loan that such Lender will not make available to the Administrative Agent such Lender’s share of such Loan, the Administrative Agent may assume that such Lender has made such share available on such date in accordance with Section 2.6.1 [Making Revolving Credit Loans] and may, in reliance upon such assumption, make available to the Borrower a corresponding amount. In such event, if a Lender has not in fact made its share of the applicable Loan available to the Administrative Agent, then the applicable Lender and the Borrower severally agree to pay to the Administrative Agent forthwith on demand such corresponding amount with interest thereon, for each day from and including the date such amount is made available to the Borrower to but excluding the date of payment to the Administrative Agent, at (i) in the case of a payment to be made by such Lender, the greater of the Federal Funds Effective Rate and a rate determined by the Administrative Agent in accordance with banking industry rules on interbank compensation and (ii) in the case of a payment to be made by the Borrower, the interest rate applicable to Loans under the Base Rate Option. If such Lender pays its share of the applicable Loan to the Administrative Agent, then the amount so paid shall constitute such Lender’s Loan. Any payment by the Borrower shall be without prejudice to any claim the Borrower may have against a Lender that shall have failed to make such payment to the Administrative Agent.

2.6.3 Making Swing Loans.

So long as PNC elects to make Swing Loans, PNC shall, after receipt by it of a Swing Loan Request pursuant to Section 2.5.2 [Swing Loan Requests], fund such Swing Loan to the Borrower in U.S. Dollars and immediately available funds at the Principal Office prior to 3:00 p.m. on the Borrowing Date.

2.6.4 Repayment of Loans.

The Borrower shall repay all Loans together with all outstanding interest thereon on the Expiration Date.

2.7 Notes.

If requested by any Lender, the obligation of the Borrower to repay the aggregate unpaid principal amount of the Revolving Credit Loans or Swing Loans made to it by such Lender, together with interest thereon, shall be evidenced by a Revolving Credit Note or a Swing Loan Note, as applicable, dated the Closing Date payable to the order of such Lender in a face amount equal to the Revolving Credit Commitment or Swing Loan Commitment, as applicable, of such Lender.

2.8 Use of Proceeds. The proceeds of the Loans shall be used in accordance with Section 8.1.8 [Use of Proceeds].

2.9 Letter of Credit Subfacility.

2.9.1 Issuance of Letters of Credit.

2.9.1.1 On the Closing Date, the outstanding Letters of Credit previously issued by PNC as an “Issuing Lender” under the 2010 Credit Agreement that are set forth on Schedule 2.9 (the “Existing Letters of Credit”) will automatically, without any action on the part of any Person, be deemed to be Letters of Credit issued hereunder for the account of the Borrower for all purposes of this Agreement and the other Loan Documents. In addition, subject to the terms and conditions of this Agreement, Borrower may request the issuance of a letter of credit (each a “Letter of Credit”) on behalf of itself or another Loan Party or any Affiliate thereof by delivering or having such other Loan Party or such Affiliate deliver to an Issuing Lender (with a copy to the Administrative Agent) a completed application and agreement for letters of credit and other Issuer Documents in such form as such Issuing Lender may specify from time to time by no later than 11:00 a.m., at least three (3) Business Days, or such shorter period as may be agreed to by such Issuing Lender, in advance of the proposed date of issuance. The Borrower shall be a co-applicant and a co-obligor with respect to each Letter of Credit issued for the account of any other Loan Party or such Affiliate, in which case each of the co-applicants and co-obligors will have joint and several liability with respect to any such Letter of Credit. The Issuing Lender and the Lenders shall be permitted to seek reimbursement of any LC Disbursement directly from the Borrower and shall have no obligation to pursue any action against any co-applicant. Letters of Credit may be issued in the form of a Standby Letter of Credit or a Commercial Letter of Credit. Letters of Credit shall only be issued in U.S. Dollars. For the avoidance of doubt, the Loan Parties acknowledge that each Letter of Credit issued for the account of Persons other than the Loan Parties (even though the Borrower is a co-applicant thereon) shall constitute an Investment and Guaranty, without duplication, and shall be subject to the limitations set forth herein.

Promptly after receipt of any letter credit application, the applicable Issuing Lender shall confirm with the Administrative Agent (by telephone or in writing) that the Administrative Agent has received a copy of such Letter of Credit application from the Borrower and, if not, such Issuing Lender shall provide the Administrative Agent with a copy of the application and all of the Issuer Documents. Unless such Issuing Lender has received written notice from any Lender, the Administrative Agent or any Loan Party, at least one (1) Business Day prior to the requested date of issuance or amendment of the applicable Letter of Credit, that one or more applicable conditions contained in this Agreement shall not then be satisfied, then, such Issuing

Lender may issue the applicable Letter of Credit in accordance with its standard customs and practices and such Letter of Credit shall constitute a “Letter of Credit” hereunder.

Promptly after its delivery of any Letter of Credit to an advising bank with respect thereto or to the beneficiary thereof, the applicable Issuing Lender will also deliver to the Borrower and the Administrative Agent a true and complete copy of such Letter of Credit.

2.9.1.2 The Borrower may make a request for the issuance of Letters of Credit from any Issuing Lender, at Borrower’s election, at any time and from time to time during the Revolving Availability Period. Subject to the terms and conditions hereof and in reliance on the agreements of the other Lenders set forth in this Section 2.9, such Issuing Lender or any of the Issuing Lender’s Affiliates will issue, amend, extend or renew a Letter of Credit; provided that after giving effect to such issuance, amendment, extension or renewal:

(i) each Letter of Credit shall expire at or prior to the close of business on the earlier of (A) the date twenty-four (24) months from the date of issuance; provided that any such Letter of Credit may automatically renew if such Letter of Credit has an automatic renewal feature set forth in the terms thereof, unless the applicable Issuing Lender or Issuing Lender’s Affiliate gives notice of non-renewal of such Letter of Credit, or (B) a date that is ten (10) Business Days prior to the Expiration Date; provided that any Letter of Credit scheduled to expire after the Expiration Date is subject to the requirements in Section 2.9.10 [Cash Collateral Prior to the Expiration Date]; and

(ii) the Letter of Credit Obligations shall not exceed the amount of the total Revolving Credit Commitments minus the Loans.

Notwithstanding the foregoing, no Issuing Lender shall be required to issue any Letter of Credit if a default of any Lender’s obligations to fund under Section 2.9.3.2(i) [Participations, Disbursements, Reimbursement] exists or any Lender is at such time a Defaulting Lender hereunder, unless such Issuing Lender has entered into satisfactory arrangements with the Borrower or such Lender to eliminate such Issuing Lender’s risk with respect to such Lender.

In the event of any inconsistency between the terms and conditions of this Agreement and the terms and conditions of any Issuer Documents, relating to any Letter of Credit, the terms and conditions of this Agreement shall control. No Issuing Lender shall amend any Letter of Credit if such Issuing Lender would not be permitted at such time to issue such Letter of Credit in the amended form under the terms hereof.

2.9.2 Letter of Credit Fees.

2.9.2.1 Letter of Credit Fees.

With respect to each Letter of Credit, the Borrower shall pay to the Administrative Agent for the ratable account (determined based upon Ratable Share) of the Lenders a fee (the “Letter of Credit Fee”) equal to the Applicable Letter of Credit Fee Rate, per annum, then in effect (computed on the basis of a year of 360 days and actual days elapsed) on the aggregate daily amount available to be drawn under the Letters of Credit (if any Letters of Credit shall increase in amount automatically in the future, such amount available to be drawn shall currently give effect to any such future increase), payable in arrears on each Payment Date.

2.9.2.2 Fronting Fees.

In addition, the Borrower shall pay to each Issuing Lender for its own account a fronting fee equal to 0.125% per annum (computed on the basis of a year of 360 days and actual days elapsed), which fees shall be computed on the daily average amount available to be drawn under such Issuing Lender’s Letters of Credit outstanding (if any such Letters of Credit shall increase in amount automatically in the future, such amount available to be drawn shall currently give effect to any such future increase) and shall be payable in arrears on each Payment Date.

2.9.2.3 Customary Fees and Expenses.

The Borrower shall also pay to the Administrative Agent for each Issuing Lender’s sole account such Issuing Lender’s then in effect customary fees and administrative expenses payable with respect to the Letters of Credit issued by such Issuing Lender, all as such Issuing Lender may generally charge or incur from time to time in connection with the issuance, maintenance, extension, renewal, amendment, modification (if any), assignment or transfer (if any), negotiation, and administration of Letters of Credit. For each Commercial Letter of Credit, the Borrower shall pay to each Issuing Lender for its own account, a negotiation fee of 0.25% of each draw on each Letter of Credit issued by such Issuing Lender, payable at the time of the drawing.

2.9.3 Participations, Disbursements, Reimbursement.

2.9.3.1 Immediately upon the issuance of each Letter of Credit, each Lender shall be deemed to, and hereby irrevocably and unconditionally agrees to, purchase from the Issuing Lender thereof a participation in such Letter of Credit (including the Existing Letters of Credit) and, without duplication, each drawing thereunder in an amount equal to such Lender’s Ratable Share of the maximum amount available to be drawn under such Letter of Credit and the amount of such drawing, respectively.

2.9.3.2 In the event of any request for a drawing under a Letter of Credit by the beneficiary or transferee thereof, the applicable Issuing Lender shall promptly notify the Administrative Agent and the Borrower, provided that any failure of such Issuing Lender to promptly notify the Borrower shall not release the Borrower from its Reimbursement Obligation. The Borrower shall reimburse such Issuing Lender, in immediately available funds, in an amount equal to the amount so paid by such Issuing Lender (such obligation to reimburse such Issuing Lender shall sometimes be referred to as a “Reimbursement Obligation”). Each Reimbursement Obligation shall be received by such Issuing Lender prior to 12:00 noon, on the date that an amount is paid by such Issuing Lender under any Letter of Credit (each such date, a “Drawing Date”), unless the Borrower was not provided with notice of a Letter of Credit drawing prior to such time (in which case, the Reimbursement Obligation shall be paid promptly upon notice from such Issuing Lender). In the event the Borrower (or any other account party) fails to reimburse such Issuing Lender for the full amount of any drawing under any Letter of Credit by 12:00 noon (or upon notice from the applicable Issuing

Lender if the Borrower was not provided written notice of a Letter of Credit drawing prior to such time) on the Drawing Date:

(i) with respect to a failure to reimburse any amount drawn under a Letter of Credit, such Issuing Lender will promptly notify, in writing, the Administrative Agent (who in turn will notify each Lender) of the applicable LC Disbursement, the payment then due from the Borrower in respect thereof and such Lender’s Ratable Share thereof. The Borrower shall be deemed to have requested that Revolving Credit Loans be made by the Lenders under the Base Rate Option to be disbursed on the Drawing Date with respect to such Letter of Credit, subject to the conditions set forth in Section 7.2 [Each Additional Loan or Letter of Credit] other than any notice requirements. Any notice given by the Administrative Agent pursuant to this Section 2.9.3.2 may be oral if immediately confirmed in writing; provided that the lack of such an immediate confirmation shall not affect the conclusiveness or binding effect of such notice. Each Lender shall upon any notice pursuant to this Section 2.9.3.2 make available to the Administrative Agent, for the account of such Issuing Lender, an amount in immediately available funds equal to its Ratable Share of the amount of the drawing, whereupon the participating Lenders shall (subject to Section 2.9.3.2(ii)) each be deemed to have made a Revolving Credit Loan under the Base Rate Option to the Borrower in that amount and the Reimbursement Obligation shall be deemed fulfilled. If any Lender so notified fails to make available to the Administrative Agent for the account of the Administrative Agent the amount of such Lender’s Ratable Share of such amount by no later than 2:00 p.m., on the Drawing Date, then interest shall accrue on such Lender’s obligation to make such payment, from the Drawing Date to the date on which such Lender makes such payment (i) at a rate per annum equal to the Federal Funds Effective Rate during the first three days following the Drawing Date and (ii) at a rate per annum equal to the rate applicable to Loans under the Base Rate Option on and after the fourth day following the Drawing Date. The Administrative Agent will promptly give notice of the occurrence of the Drawing Date, but failure of the Administrative Agent to give any such notice on the Drawing Date or in sufficient time to enable any Lender to effect such payment on such date shall not relieve such Lender from its obligation under this subparagraph (i).

(ii) with respect to any unreimbursed drawing under a Letter of Credit that is not converted into Revolving Credit Loans under the Base Rate Option to the Borrower in whole or in part as contemplated by Section 2.9.3.2(i), because of the Borrower’s failure to satisfy the conditions set forth in Section 7.2 [Each Additional Loan or Letter of Credit], other than any notice requirements, or for any other reason, the Borrower shall be deemed to have incurred from the Administrative Agent a borrowing (each a “Letter of Credit Borrowing”) in the amount of such drawing and the Reimbursement Obligation shall be deemed fulfilled. Such Letter of Credit Borrowing shall be due and payable on demand (together with interest) and shall bear interest at the rate per annum applicable to the Revolving Credit Loans under the Base Rate Option. Each Lender’s payment to the Administrative Agent pursuant to this Section 2.9.3.2 shall be paid to the applicable Issuing Lender and be deemed to be a payment in respect of its participation in such Letter of Credit Borrowing and shall constitute a “Participation Advance” from such Lender in satisfaction of its participation obligation under subparagraph (i).

2.9.4 Repayment of Participation Advances.

2.9.4.1 Upon receipt by the Administrative Agent for its account of immediately available funds from the Borrower (i) in reimbursement of any payment made by the Administrative Agent under a Letter of Credit with respect to which any Lender has made a Participation Advance to the Administrative Agent, or (ii) in payment of interest on such a payment made by the Administrative Agent under such a Letter of Credit, the Administrative Agent will pay to each Lender, in the same funds as those received by the Administrative Agent, the amount of such Lender’s Ratable Share of such funds, except the Administrative Agent shall retain the amount of the Ratable Share of such funds of any Lender that did not make a Participation Advance in respect of such payment by the Administrative Agent.

2.9.4.2 If such Issuing Lender or the Administrative Agent is required at any time to return to any Loan Party, or to a trustee, receiver, liquidator, custodian, or any official in any Insolvency Proceeding, any portion of the payments made by any Loan Party to the Administrative Agent pursuant to Section 2.9.4.1 in reimbursement of a payment made under a Letter of Credit or interest or fee thereon, each Lender shall, on demand of the Administrative Agent or such Issuing Lender, forthwith return to the Administrative Agent or such Issuing Lender the amount of its Ratable Share of any amounts so returned by the Administrative Agent or such Issuing Lender plus interest thereon from the date such demand is made to the date such amounts are returned by such Lender to the Administrative Agent or such Issuing Lender, as the case may be, at a rate per annum equal to the Federal Funds Effective Rate in effect from time to time.

2.9.5 Documentation.

Each Loan Party agrees to be bound by the terms of such Issuing Lender’s Issuer Documents and written regulations and customary practices relating to letters of credit, though such interpretation may be different from such Loan Party’s own. In the event of a conflict between Issuer Documents and this Agreement, this Agreement shall govern. It is understood and agreed that, except in the case of gross negligence or willful misconduct, each Issuing Lender shall not be liable for any error, negligence and/or mistakes, whether of omission or commission, in following any Loan Party’s instructions or those contained in the Letters of Credit or any modifications, amendments or supplements thereto.

2.9.6 Determinations to Honor Drawing Requests.

In determining whether to honor any request for drawing under any Letter of Credit by the beneficiary thereof, the applicable Issuing Lender shall be responsible only to determine that the documents and certificates required to be delivered under such Letter of Credit have been delivered and that they comply on their face with the requirements of such Letter of Credit.

2.9.7 Nature of Participation and Reimbursement Obligations.

Each Lender’s obligation in accordance with this Agreement with respect to Letters of Credit and the Obligations of the Borrower to reimburse each respective Issuing Lender upon a draw under a Letter of Credit shall be absolute, unconditional and irrevocable, and shall be performed strictly in accordance with the terms of this Section 2.9 [Letter of Credit Subfacility] under all circumstances, including the following circumstances:

(i) any set-off, counterclaim, recoupment, defense or other right which such Lender may have against any Issuing Lender or any of its Affiliates, the Borrower or any other Person for any reason whatsoever;

(ii) with respect to Letters of Credit, the failure of any Loan Party or any other Person to comply, in connection with a Letter of Credit Borrowing, with the conditions set forth in Section 2.1 [Revolving Credit Commitments], 2.5.1 [Revolving Credit Loan Requests], 2.5.2 [Swing Loan Requests] or 7.2 [Each Additional Loan or Letter of Credit] or as otherwise set forth in this Agreement for the making of a Revolving Credit Loan, it being acknowledged that such conditions are not required for the making of a Letter of Credit Borrowing and the obligation of the Lenders to make Participation Advances under Section 2.9.3 [Participations, Disbursements, Reimbursement];

(iii) any lack of validity or enforceability of any Letter of Credit;

(iv) any claim of breach of warranty that might be made by any Loan Party or any Lender against any beneficiary of a Letter of Credit, or the existence of any claim, set-off, recoupment, counterclaim, crossclaim, defense or other right which any Loan Party or any Lender may have at any time against a beneficiary, successor beneficiary any transferee or assignee of any Letter of Credit or the proceeds thereof (or any Persons for whom any such transferee may be acting), any Issuing Lender or its Affiliates or any Lender or any other Person or, whether in connection with this Agreement, the transactions contemplated herein or any unrelated transaction (including any underlying transaction between any Loan Party or Subsidiaries of a Loan Party and the beneficiary for which any Letter of Credit was procured);

(v) the lack of power or authority of any signer of (or any defect in or forgery of any signature or endorsement on) or the form of or lack of validity, sufficiency, accuracy, enforceability or genuineness of any draft, demand, instrument, certificate or other document presented under or in connection with any Letter of Credit, or any fraud or alleged fraud in connection with any Letter of Credit, or the transport of any property or provisions of services relating to a Letter of Credit, in each case even if such Issuing Lender or any of such Issuing Lender’s Affiliates has been notified thereof;

(vi) payment by such Issuing Lender or any of its Affiliates under any Letter of Credit against presentation of a demand, draft or certificate or other document which does not comply with the terms of such Letter of Credit;

(vii) the solvency of, or any acts or omissions by, any beneficiary of any Letter of Credit, or any other Person having a role in any transaction or obligation relating to a Letter of Credit, or the existence, nature, quality, quantity, condition, value or other characteristic of any property or services relating to a Letter of Credit;

(viii) any failure by such Issuing Lender or any of such Issuing Lender’s Affiliates to issue any Letter of Credit in the form requested by any Loan Party, unless such Issuing Lender has received written notice from such Loan Party of such failure within three (3) Business Days after such Issuing Lender shall have furnished such Loan Party a copy of such Letter of Credit and such error is material and no drawing has been made thereon prior to receipt of such notice and such Letter of Credit has been returned to such Issuing Lender for reissuance;

(ix) any adverse change in the business, operations, properties, assets, condition (financial or otherwise) or prospects of any Loan Party or Subsidiaries of a Loan Party;

(x) any breach of this Agreement or any other Loan Document by any party thereto;

(xi) the occurrence or continuance of an Insolvency Proceeding with respect to any Loan Party;

(xii) the fact that an Event of Default or a Potential Default shall have occurred and be continuing;

(xiii) the fact that the Expiration Date shall have passed or this Agreement or the Commitments hereunder shall have been terminated; and

(xiv) any other circumstance or happening whatsoever, whether or not similar to any of the foregoing.

2.9.8 Indemnity.

In addition to amounts payable as provided in Section 11.3.2 [Indemnification by the Borrower], the Borrower hereby agrees to protect, indemnify, pay and save harmless each Issuing Lender, in its capacity as issuer of a Letter of Credit, and any of such Issuing Lender’s Affiliates that has issued a Letter of Credit from and against any and all claims, demands, liabilities, damages, Taxes as provided for pursuant to Section 5.9 [Taxes], penalties, interest, judgments, losses, costs, charges and expenses (including reasonable out-of-pocket fees, expenses and disbursements of counsel) which each Issuing Lender or any of such Issuing Lender’s Affiliates may incur or be subject to as a consequence, direct or indirect, of the issuance of any Letter of Credit issued by it, other than as a result of (A) the gross negligence or willful misconduct of such Issuing Lender as determined by a final judgment of a court of competent jurisdiction or (B) the wrongful dishonor by such Issuing Lender or any of such Issuing Lender’s Affiliates of a proper demand for payment made under any Letter of Credit, except if such dishonor resulted from any act or omission, whether rightful or wrongful, of any present or future de jure or de facto government or governmental authority.

2.9.9 Liability for Acts and Omissions.

As between any Loan Party and an Issuing Lender, or such Issuing Lender’s Affiliates, such Loan Party assumes all risks of the acts and omissions of, or misuse of the Letters of Credit by, the respective beneficiaries of such Letters of Credit. In furtherance and not in limitation of the foregoing, no Issuing Lender shall be responsible for any of the following including any losses or damages to any Loan Party or other Person or property relating therefrom: (i) the form, validity, sufficiency, accuracy, genuineness or legal effect of any document (including all sight drafts, certificates and all other instruments) submitted by any party in connection with any such Letter of Credit, even if it should in fact prove to be in any or all respects invalid, insufficient, inaccurate, fraudulent or forged (even if such Issuing Lender or such Issuing Lender’s Affiliates shall have been notified thereof); (ii) the validity or sufficiency of any instrument transferring or assigning or purporting to transfer or assign any such Letter of Credit or the rights or benefits thereunder or proceeds thereof, in whole or in part, which may prove to be invalid or ineffective for any reason; (iii) the failure of the beneficiary of any such Letter of Credit, or any other party to which such Letter of Credit may be transferred, to comply fully with any conditions required in order to draw upon such Letter of Credit or any other claim of any Loan Party against any beneficiary of such Letter of Credit, or any such transferee, or any dispute between or among any Loan Party and any beneficiary of any Letter of Credit or any such transferee; (iv) errors, omissions, interruptions or delays in transmission or delivery of any messages, by mail, cable, telegraph, telex or otherwise, whether or not they be in cipher; (v) errors in interpretation of technical terms; (vi) any loss or delay in the transmission or otherwise of any document required in order to make a drawing under any such Letter of Credit or of the proceeds thereof; (vii) the misapplication by the beneficiary of any such Letter of Credit of the proceeds of any drawing under such Letter of Credit; or (viii) any consequences arising from causes beyond the control of such Issuing Lender or such Issuing Lender’s Affiliates, as applicable, including any acts of any Official Body, and none of the above shall affect or impair, or prevent the vesting of, any of such Issuing Lender’s or such Issuing Lender’s Affiliates rights or powers hereunder. Nothing in the preceding sentence shall relieve any Issuing Lender from liability for (a) such Issuing Lender’s gross negligence or willful misconduct in connection with actions or omissions described in clauses (i) through (viii) of such sentence or (b) with respect to any damages suffered by any Loan Party that such Loan Party proves were caused by such Issuing Lender’s willful failure to pay under any Letter of Credit after the presentation to it by the beneficiary of a sight draft and certificate(s) strictly complying with the terms and conditions of a Letter of Credit. In no event shall any Issuing Lender or any Issuing Lender’s Affiliates be liable to any Loan Party for any indirect, consequential, incidental, punitive, exemplary or special damages or expenses (including without limitation attorneys’ fees), or for any damages resulting from any change in the value of any property relating to a Letter of Credit.

Without limiting the generality of the foregoing, each Issuing Lender and each of its Affiliates (i) may rely on any oral or other communication believed in good faith by such Issuing Lender or such Affiliate to have been authorized or given by or on behalf of the applicant for a Letter of Credit, (ii) may honor any presentation if the documents presented appear on their face substantially to comply with the terms and conditions of the relevant Letter of Credit; (iii) may honor a previously dishonored presentation under a Letter of Credit, whether such dishonor was pursuant to a court order, to settle or compromise any claim of wrongful dishonor, or otherwise, and shall be entitled to reimbursement to the same extent as if such presentation had initially been honored, together with any interest paid by such Issuing Lender or its Affiliate; (iv) may honor any drawing that is payable upon presentation of a statement advising negotiation or payment, upon receipt of such statement (even if such statement indicates that a draft or other document is being delivered separately), and shall not be liable for any failure of any such draft or other document to arrive, or to conform in any way with the relevant Letter of Credit; (v) may pay any paying or negotiating bank claiming that it rightfully honored under the laws or practices of the place where such bank is located; and (vi) may settle or adjust any claim or demand made on such Issuing Lender or its Affiliate in any way related to any order issued at the applicant’s request to an air carrier, a letter of guarantee or of indemnity issued to a carrier or any similar document (each an “Order”) and honor any drawing in connection with any Letter of Credit that is the subject to such Order, notwithstanding that any drafts or other documents presented in connection with such Letter of Credit fail to conform in any way with such Letter of Credit. In furtherance and extension and not in limitation of the specific provisions set forth above, any action taken or omitted by each Issuing Lender or such Issuing Lender’s Affiliates under or in connection with the Letters of Credit issued by it, the Issuer Documents or any documents and certificates delivered thereunder, if taken or omitted in good faith, shall not put such Issuing Lender or such Issuing Lender’s Affiliates under any resulting liability to the Borrower or any Lender, unless such action taken or omitted is found in a final and nonappealable judgment by a court of competent jurisdiction to have constituted gross negligence or willful misconduct.

2.9.10 Cash Collateral Prior to the Expiration Date.

If any Letter of Credit is outstanding and such Letter of Credit (as it may have previously been extended) will have an expiration date which is after the Expiration Date, then the Borrower shall, on or before the issuance, extension or renewal of such Letter of Credit, deposit and pledge Cash Collateral for each such Letter of Credit in an amount equal to 105% of the face value of such outstanding Letter of Credit plus the amount of fees that would be due under such Letter of Credit through the expiry date of such Letter of Credit. Such Cash Collateral shall be deposited pursuant to documentation reasonably satisfactory to the Administrative Agent and such Issuing Lender and the Borrower and shall be maintained in blocked deposit accounts at such Issuing Lender. The Borrower hereby grants to the applicable Issuing Lender a security interest in all Cash Collateral pledged to such Issuing Lender pursuant to this Section or otherwise under this Agreement. The Cash Collateral related to a particular Letter of Credit shall be released by the applicable Issuing Lender upon termination or expiration of such Letter of Credit and the reimbursement by the Loan Parties of all amounts drawn thereon and the payment in full of all fees accrued thereon through the date of such expiration or termination. After the Expiration Date, the Borrower shall pay any and all fees associated with any such Letter of Credit with an expiration date that extends beyond the Expiration Date directly to the applicable Issuing Lender.

2.10 Borrowings to Repay Swing Loans.

PNC may, at its option, exercisable at any time for any reason whatsoever, demand repayment of the Swing Loans, and each Lender shall make a Revolving Credit Loan in an amount equal to such Lender’s Ratable Share of the aggregate principal amount of the outstanding Swing

Loans, plus, if PNC so requests, accrued interest thereon, provided that no Lender shall be obligated in any event to make Revolving Credit Loans in excess of its Commitment minus its Ratable Share of the Letter of Credit Obligations and Swing Loans. Revolving Credit Loans made pursuant to the preceding sentence shall bear interest at the Base Rate Option and shall be deemed to have been properly requested in accordance with Section 2.5.1 [Revolving Credit Loan Requests] without regard to any of the requirements of that provision. The Administrative Agent on behalf of PNC shall provide notice to the Lenders (which may be telephonic or written notice by letter, facsimile or telex) no later than 11:00 a.m. on any Business Day that such Revolving Credit Loans are to be made under this Section 2.10 and of the apportionment among the Lenders, and the Lenders shall be unconditionally obligated to fund such Revolving Credit Loans (whether or not the conditions specified in Section 2.5 [Revolving Credit Loan Requests; Swing Loan Request] or Section 7.2 [Each Additional Loan or Letter of Credit] are then satisfied) to the Administrative Agent on behalf of PNC, no later than 3:00 p.m., on the Settlement Date.

2.11 Increase in Revolving Credit Commitments.

(i) Increasing Lenders and New Lenders. The Borrower may, up to two times prior to the Expiration Date, request that (1) the current Lenders (each a “Current Lender”) increase their Revolving Credit Commitments (any Current Lender which elects to increase its Revolving Credit Commitment shall be referred to as an “Increasing Lender”) and/or (2) one or more new lenders (each a “New Lender”) join this Agreement and provide a Revolving Credit Commitment hereunder, subject to the following terms and conditions:

(A) No Obligation to Increase. No Current Lender shall be obligated to increase its Revolving Credit Commitment, and any increase in the Revolving Credit Commitment of any Current Lender shall be in the sole discretion of such Current Lender;

(B) Defaults. There shall exist no Event of Default or Potential Default on the effective date of such increase and after giving effect to such increase;

(C) Increase in and Aggregate Amount of Revolving Credit Commitments. The amount of the increase in Revolving Credit Commitments is at least $100,000,000. The increases in the Revolving Credit Commitments made from time to time pursuant to this Section shall not exceed $250,000,000 in the aggregate;

(D) Resolutions; Opinion; Mortgage Amendments. The Loan Parties shall deliver to the Administrative Agent on or before the effective date of such increase the following documents in a form reasonably acceptable to the Administrative Agent: (1) certifications of their corporate secretaries with attached resolutions certifying that the increase in the Revolving Credit Commitment has been approved by such Loan Parties, (2) an opinion of counsel, which at Borrower’s option, may be in-house counsel, addressed to the Administrative Agent and the Lenders addressing the authorization, execution and enforceability of the Loan Documents executed in connection with such increase in the Revolving Credit Commitments, and (3) amendments to the Mortgages and Ship Mortgages executed and delivered by the applicable Loan Parties to the Collateral Trustee for the benefit of the Secured Parties to reflect the increase in Revolving Credit Commitments, in form and substance reasonably satisfactory to the Administrative Agent. The

Loan Parties shall cause the amendments described in clause (3) to be properly recorded and/or filed in the applicable filing or recording offices. Notwithstanding the preceding, with respect to each Mortgage existing as of the effective date of such increase, if there shall be delivered to the Administrative Agent, for the benefit of the Secured Parties, a written opinion of local counsel in the jurisdiction in which Real Property subject to such Mortgage is located substantially to the effect that no documents, instruments, filings recordings, re-recordings, re-filings or other actions, including the payment of any mortgage recording taxes or similar taxes, are required under applicable Law in order to maintain the continued enforceability, validity or priority of the Lien created by such Mortgage as security for the Obligations, for the benefit of the Secured Parties, mortgage amendments with respect to Mortgages for Real Property located in such jurisdiction will not be required;

(E) Notes. The Borrower shall execute and deliver (1) to each Increasing Lender that requests a Revolving Credit Note, a replacement Revolving Credit Note reflecting the new amount of such Increasing Lender’s Revolving Credit Commitment after giving effect to the increase (and the prior Note issued to such Increasing Lender shall be deemed to be terminated and shall be returned to the Borrower as soon as practicable), and (2) to each New Lender that requests a Revolving Credit Note, a Revolving Credit Note reflecting the amount of such New Lender’s Revolving Credit Commitment;

(F) Approval of New Lenders. Any New Lender shall be subject to the approval of the Administrative Agent, PNC as Issuing Lender and each other Issuing Lender with outstanding Letters of Credit, such approval not to be unreasonably withheld or delayed;

(G) Increasing Lenders. Each Increasing Lender shall confirm its agreement to increase its Revolving Credit Commitment pursuant to an acknowledgement in a form acceptable to the Administrative Agent, signed by it and the Borrower and delivered to the Administrative Agent before the effective date of such increase; and

(H) New Lender Joinder. Each New Lender shall execute a New Lender Joinder pursuant to which such New Lender shall join and become a party to this Agreement and the other Loan Documents with a Revolving Credit Commitment in the amount set forth in such New Lender Joinder.

(ii) Syndication. In the event that the Borrower elects to request an increase of the Revolving Credit Commitments, the Borrower and the Administrative Agent agree to mutually develop a syndication strategy, including timelines for commitments.

(iii) Treatment of Outstanding Loans and Letters of Credit.

(A) Repayment of Outstanding Loans; Borrowing of New Loans. On the effective date of such increase, the Borrower shall (a) repay the Revolving Credit Loans then outstanding to each of the Current Lenders to the extent necessary so that after giving effect to the increase in the Revolving Credit Commitments each Current Lender will have its Ratable Share of the outstanding Revolving Credit Loans, subject to the Borrower’s indemnity obligations under Section 5.10 [Indemnity] and (b) borrow Revolving Credit Loans from Increasing Lenders and New Lenders to the extent necessary so that after giving effect to the increase in the Revolving Credit Commitments, each such Lender will have its Ratable Share of the outstanding Revolving Credit Loans. To facilitate the foregoing, the Borrower may, subject to its compliance with the other terms of this Agreement, borrow new Loans on the effective date of such increase. The Administrative Agent is hereby authorized to update Schedule 1.1(B) to reflect the increase in Revolving Credit Commitments.

(B) Outstanding Letters of Credit; Repayment of Outstanding Loans; Borrowing of New Loans. On the effective date of such increase, (a) each Current Lender shall be deemed to have sold its existing participation in each then outstanding Letter of Credit and purchased a participation in each then outstanding Letter of Credit equal to its Ratable Share of such Letters of Credit, and (b) each New Lender will be deemed to have purchased a participation in each then outstanding Letter of Credit equal to its Ratable Share of such Letter of Credit. All fees shall accrue and be paid on the Letters of Credit based upon each Lender’s participation therein over the relevant period of time. To the extent necessary to enable each of the Current Lenders and the New Lenders to own a Ratable Share of the Participation Advances after any increase in the Revolving Credit Commitments, (a) the Current Lenders will sell a portion of its Participation Advances, and (b) the New Lenders and the Increasing Lenders will acquire Participation Advances (and will pay to the Administrative Agent, for the account of each selling Lender, in immediately available funds, an amount) equal to its Ratable Share of all outstanding Participation Advances. All fees and interest on Participation Advances shall be allocated based upon each Lender’s ownership therein from time to time.

3. RESERVED

4. INTEREST RATES

4.1 Interest Rate Options.

The Borrower shall pay interest in respect of the outstanding unpaid principal amount of the Loans as selected by it from the Base Rate Option or LIBOR Rate Option set forth below applicable to the Loans, it being understood that, subject to the provisions of this Agreement, the Borrower may select different Interest Rate Options and different Interest Periods to apply simultaneously to the Loans comprising different Borrowing Tranches and may convert to or renew one or more Interest Rate Options with respect to all or any portion of the Loans comprising any Borrowing Tranche; provided that there shall not be at any one time outstanding more than ten (10) Borrowing Tranches in the aggregate among all of the Loans and provided further that if an Event of Default or Potential Default exists and is continuing, the Borrower may not request, convert to, or renew the LIBOR Rate Option for any Loans and the Required Lenders may demand that all existing Borrowing Tranches bearing interest under the LIBOR Rate Option shall be converted immediately to the Base Rate Option, subject to the obligation of the Borrower to pay any indemnity under Section 5.10 [Indemnity] in connection with such conversion. If at any time the designated rate applicable to any Loan made by any Lender exceeds such Lender’s highest lawful rate, the rate of interest on such Lender’s Loan shall be limited to such Lender’s highest lawful rate.

4.1.1 Revolving Credit Interest Rate Options; Swing Line Interest Rate.

The Borrower shall have the right to select from the following Interest Rate Options applicable to the Revolving Credit Loans:

(i) Revolving Credit Base Rate Option: A fluctuating rate per annum (computed on the basis of a year of 365 or 366 days, as the case may be, and actual days elapsed) equal to the Base Rate plus the Applicable Margin, such interest rate to change automatically from time to time effective as of the effective date of each change in the Base Rate; or

(ii) Revolving Credit LIBOR Rate Option: A rate per annum (computed on the basis of a year of 360 days and actual days elapsed) equal to the LIBOR Rate plus the Applicable Margin.

Subject to Section 4.3 [Interest After Default], only the Base Rate Option applicable to Revolving Credit Loans shall apply to the Swing Loans.

4.1.2 Rate Quotations.

The Borrower may call the Administrative Agent on or before the date on which a Loan Request is to be delivered to receive an indication of the rates then in effect, but it is acknowledged that such projection shall not be binding on the Administrative Agent or the Lenders nor affect the rate of interest which thereafter is actually in effect when the election is made.

4.2 Interest Periods.

At any time when the Borrower shall select, convert to or renew a LIBOR Rate Option, the Borrower shall notify the Administrative Agent thereof at least three (3) Business Days prior to the effective date of such LIBOR Rate Option by delivering a Loan Request. The notice shall specify an Interest Period during which such Interest Rate Option shall apply. Notwithstanding the preceding sentence, the following provisions shall apply to any selection of, renewal of, or conversion to a LIBOR Rate Option:

4.2.1 Amount of Borrowing Tranche.

Each Borrowing Tranche of Loans under the LIBOR Rate Option shall be in integral multiples of $1,000,000 and not less than $5,000,000; and

4.2.2 Renewals.

In the case of the renewal of a LIBOR Rate Option at the end of an Interest Period, the first day of the new Interest Period shall be the last day of the preceding Interest Period, without duplication in payment of interest for such day.

4.3 Interest After Default.

To the extent permitted by Law, upon the occurrence of an Event of Default and until such time such Event of Default shall have been cured or waived, and upon written demand by the Required Lenders to the Administrative Agent:

4.3.1 Letter of Credit Fees, Interest Rate.

The Letter of Credit Fees and the rate of interest for each Loan otherwise applicable pursuant to Section 2.9.2 [Letter of Credit Fees] or Section 4.1 [Interest Rate Options], respectively, shall be increased by 2.0% per annum;

4.3.2 Other Obligations.

Each other Obligation hereunder if not paid when due shall bear interest at a rate per annum equal to the sum of the rate of interest applicable under the Base Rate plus the Applicable Margin plus an additional 2.0% per annum from the time such Obligation becomes due and payable and until it is paid in full; and

4.3.3 Acknowledgment.

The Borrower acknowledges that the increase in rates referred to in this Section 4.3 reflects, among other things, the fact that such Loans or other amounts have become a substantially greater risk given their default status and that the Lenders are entitled to additional compensation for such risk; and all such interest shall be payable by Borrower upon demand by Administrative Agent.

4.4 LIBOR Rate Unascertainable; Illegality; Increased Costs; Deposits Not Available.

4.4.1 Unascertainable.

If on any date on which a LIBOR Rate would otherwise be determined, the Administrative Agent shall have determined that:

(i) adequate and reasonable means do not exist for ascertaining such LIBOR Rate, or

(ii) a contingency has occurred which materially and adversely affects the London interbank eurodollar market relating to the LIBOR Rate, the Administrative Agent shall have the rights specified in Section 4.4.3 [Administrative Agent’s and Lender’s Rights].

4.4.2 Illegality; Increased Costs; Deposits Not Available.

If at any time any Lender shall have determined that:

(i) the making, maintenance or funding of any Loan to which a LIBOR Rate Option applies has been made impracticable or unlawful by compliance by such Lender in good faith with any Law or any interpretation or application thereof by any

Official Body or with any request or directive of any such Official Body (whether or not having the force of Law), or

(ii) such LIBOR Rate Option will not adequately and fairly reflect the cost to such Lender of the establishment or maintenance of any such Loan, or

(iii) after making all reasonable efforts, deposits of the relevant amount in Dollars for the relevant Interest Period for a Loan, or to banks generally, to which a LIBOR Rate Option applies, respectively, are not available to such Lender with respect to such Loan, or to banks generally, in the interbank eurodollar market, then the Administrative Agent shall have the rights specified in Section 4.4.3 [Administrative Agent’s and Lender’s Rights].

4.4.3 Administrative Agent’s and Lender’s Rights.

In the case of any event specified in Section 4.4.1 [Unascertainable] above, the Administrative Agent shall promptly so notify the Lenders and the Borrower thereof, and in the case of an event specified in Section 4.4.2 [Illegality; Increased Costs; Deposits Not Available] above, such Lender shall promptly so notify the Administrative Agent and endorse a certificate to such notice as to the specific circumstances of such notice, and the Administrative Agent shall promptly send copies of such notice and certificate to the other Lenders and the Borrower. Upon such date as shall be specified in such notice (which shall not be earlier than the date such notice is given), the obligation of (A) the Lenders, in the case of such notice given by the Administrative Agent, or (B) such Lender, in the case of such notice given by such Lender, to allow the Borrower to select, convert to or renew a LIBOR Rate Option shall be suspended until the Administrative Agent shall have later notified the Borrower, or such Lender shall have later notified the Administrative Agent, of the Administrative Agent’s or such Lender’s, as the case may be, determination that the circumstances giving rise to such previous determination no longer exist. If at any time the Administrative Agent makes a determination under Section 4.4.1 [Unascertainable] and the Borrower has previously notified the Administrative Agent of its selection of, conversion to or renewal of a LIBOR Rate Option and such Interest Rate Option has not yet gone into effect, such notification shall be deemed to provide for selection of, conversion to or renewal of the Base Rate Option otherwise available with respect to such Loans. If any Lender notifies the Administrative Agent of a determination under Section 4.4.2 [Illegality; Increased Costs; Deposits Not Available], the Borrower shall, subject to the Borrower’s indemnification Obligations under Section 5.10 [Indemnity], as to any Loan of the Lender to which a LIBOR Rate Option applies, on the date specified in such notice either convert such Loan to the Base Rate Option otherwise available with respect to such Loan or prepay such Loan in accordance with Section 5.6 [Voluntary Prepayments]. Absent due notice from the Borrower of conversion or prepayment, such Loan shall automatically be converted to the Base Rate Option otherwise available with respect to such Loan upon such specified date.

4.5 Selection of Interest Rate Options.

If the Borrower fails to select a new Interest Period to apply to any Borrowing Tranche of Loans under the LIBOR Rate Option at the expiration of an existing Interest Period applicable to such Borrowing Tranche in accordance with the provisions of Section 4.2 [Interest Periods], the Borrower shall be deemed to have converted such Borrowing Tranche to the Base Rate Option, commencing upon the last day of the existing Interest Period.

5. PAYMENTS

5.1 Payments.

All payments and prepayments to be made in respect of principal, interest, Commitment Fees, Letter of Credit Fees, Administrative Agent’s Fee or other fees or amounts due from the Borrower hereunder shall be payable prior to 1:00 p.m. on the date when due without presentment, demand, protest or notice of any kind, all of which are hereby expressly waived by the Borrower, and without set-off, counterclaim or other deduction of any nature, and an action therefor shall immediately accrue. Such payments shall be made to the Administrative Agent at the Principal Office for the account of PNC with respect to the Swing Loans and for the ratable accounts of the Lenders with respect to the Revolving Credit Loans in U.S. Dollars and in immediately available funds, and the Administrative Agent shall promptly distribute such amounts to the Lenders in immediately available funds; provided that in the event payments are received by 1:00 p.m. by the Administrative Agent with respect to the Loans and such payments are not distributed to the Lenders on the same day received by the Administrative Agent, the Administrative Agent shall pay the Lenders the Federal Funds Effective Rate with respect to the amount of such payments for each day held by the Administrative Agent and not distributed to the Lenders. The Administrative Agent’s and each Lender’s statement of account, ledger or other relevant record shall, in the absence of manifest error, be conclusive as the statement of the amount of principal of and interest on the Loans and other amounts owing under this Agreement and shall be deemed an “account stated.”

5.2 Pro Rata Treatment of Lenders.

Each borrowing of Revolving Credit Loans shall be allocated to each Lender according to its Ratable Share, and each selection of, conversion to or renewal of any Interest Rate Option and each payment or prepayment by the Borrower with respect to principal, interest, Commitment Fees, Letter of Credit Fees, or other fees (except for the Administrative Agent’s Fee and the fees payable to the Issuing Lender pursuant to Section 2.9.2.2 [Fronting Fees] or 2.9.2.3 [Customary Fees and Expenses]) or amounts due from the Borrower hereunder to the Lenders with respect to the Revolving Credit Commitments and Revolving Credit Loans, shall (except as otherwise may be provided with respect to a Defaulting Lender and except as provided in Section 4.4.3 [Administrative Agent’s and Lender’s Rights] in the case of an event specified in Section 4.4 [LIBOR Rate Unascertainable; Etc.], 5.6.2 [Replacement of a Lender] or 5.8 [Increased Costs]) be payable ratably among the Lenders entitled to such payment in accordance with the amount of principal, interest, Commitment Fees, Letter of Credit Fees, and other fees or amounts then due to such Lender as set forth in this Agreement. Notwithstanding any of the foregoing, each borrowing or payment or prepayment by the Borrower of principal, interest, fees or other amounts from the Borrower with respect to Swing Loans shall be made by or to PNC according to Section 2.10 [Borrowings to Repay Swing Loans].

5.3 Sharing of Payments by Lenders.

If any Lender shall, by exercising any right of setoff, counterclaim or banker’s lien, by receipt of voluntary payment, by realization upon security, or by any other non-pro rata source, obtain payment in respect of any principal of or interest on any of its Loans or other obligations hereunder resulting in such Lender’s receiving payment of a proportion of the aggregate amount of its Loans and accrued interest thereon or other such obligations greater than the pro-rata amount that such Lender is entitled thereto in accordance with the amount of principal, interest, Commitment Fees, Letter of Credit Fees, and other fees or amounts then due to such Lender in accordance with this Agreement, then the Lender receiving such greater proportion shall (a) notify the Administrative Agent of such fact, and (b) purchase (for cash at face value) participations in the Loans and such other obligations of the other Lenders, or make such other adjustments as shall be equitable, so that the benefit of all such payments shall be shared by the Lenders ratably in accordance with the aggregate amount of principal of and accrued interest on their respective Loans and other amounts owing them, provided that:

(i) if any such participations are purchased and all or any portion of the payment giving rise thereto is recovered, such participations shall be rescinded and the purchase price restored to the extent of such recovery, together with interest or other amounts, if any, required by Law (including court order) to be paid by the Lender or the holder making such purchase; and

(ii) the provisions of this Section 5.3 shall not be construed to apply to (x) any payment made by the Loan Parties pursuant to and in accordance with the express terms of the Loan Documents or (y) any payment obtained by a Lender as consideration for the assignment of or sale of a participation in any of its Loans or Participation Advances to any assignee or participant, other than to the Borrower or any Subsidiary thereof (as to which the provisions of this Section 5.3 shall apply).

Each Loan Party consents to the foregoing and agrees, to the extent it may effectively do so under applicable Law, that any Lender acquiring a participation pursuant to the foregoing arrangements may exercise against each Loan Party rights of setoff and counterclaim with respect to such participation as fully as if such Lender were a direct creditor of each Loan Party in the amount of such participation.

Any Lender that fails at any time to comply with the provisions of this Section 5.3 shall be deemed a Defaulting Lender until such time as it performs its obligations hereunder and is not otherwise a Defaulting Lender for any other reason. A Defaulting Lender shall be deemed to have assigned any and all payments due to it from the Borrower, whether on account of or relating to outstanding Loans, Letters of Credit, interest, fees or otherwise, to the remaining non-defaulting Lenders for application to, and reduction of, their respective Ratable Share of all outstanding Loans and other unpaid Obligations of any of the Loan Parties. The Defaulting Lender hereby authorizes the Administrative Agent to distribute such payments to the non-defaulting Lenders in proportion to their respective Ratable Share of all outstanding Loans and other unpaid Obligations of any of the Loan Parties to which such Lenders are entitled until, as a result of application of the assigned payments to all outstanding Loans and other unpaid Obligations of any of the Loan Parties to the non-defaulting Lenders, the Lenders’ respective Ratable Share of all outstanding Loans and unpaid Obligations have returned to those in effect immediately prior to such violation of this Section 5.3.

5.4 Presumptions by Administrative Agent.

Unless the Administrative Agent shall have received notice from the Borrower prior to the date on which any payment is due to the Administrative Agent for the account of the Lenders or the Issuing Lender hereunder that the Borrower will not make such payment, the Administrative Agent may assume that the Borrower has made such payment on such date in accordance herewith and may, in reliance upon such assumption, distribute to the Lenders or the Issuing Lender, as the case may be, the amount due. In such event, if the Borrower has not in fact made such payment, then each of the Lenders or the Issuing Lender, as the case may be, severally agrees to repay to the Administrative Agent forthwith on demand the amount so distributed to such Lender or the Issuing Lender, with interest thereon, for each day from and including the date such amount is distributed to it to but excluding the date of payment to the Administrative Agent, at the greater of the Federal Funds Effective Rate and a rate determined by the Administrative Agent in accordance with banking industry rules on interbank compensation.

5.5 Interest Payment Dates.

Interest on Loans to which the Base Rate Option applies shall be due and payable in arrears on each Payment Date. Interest on Loans to which the LIBOR Rate Option applies shall be due and payable on the last day of each Interest Period for those Loans and, if such Interest Period is longer than three (3) Months, also on each date that falls every three (3) Months after the beginning of such Interest Period. Interest on the principal amount of each Loan or other monetary Obligation shall be due and payable on demand after such principal amount or other monetary Obligation becomes due and payable (whether on the stated Expiration Date, upon acceleration or otherwise).

5.6 Voluntary Prepayments.

5.6.1 Right to Prepay.

The Borrower shall have the right at its option from time to time to prepay the Loans in whole or part without premium or penalty (except as provided in Section 5.6.2 [Replacement of a Lender] below, in Section 5.8 [Increased Costs] and Section 5.10 [Indemnity]). Whenever the Borrower desires to prepay any part of the Loans, it shall provide a prepayment notice to the Administrative Agent by 1:00 p.m. at least one (1) Business Day prior to the date of prepayment of the Revolving Credit Loans to which the LIBOR Rate Option applies or no later than 11:00 a.m. on the date of prepayment of Swing Loans and Revolving Credit Loans to which the Base Rate Option applies, setting forth the following information:

(i) the date, which shall be a Business Day, on which the proposed prepayment is to be made;

(ii) a statement indicating the application of the prepayment between the Revolving Credit Loans and Swing Loans;

(iii) a statement indicating the application of the prepayment between Loans to which the Base Rate Option applies and Loans to which the LIBOR Rate Option applies; and

(iv) the total principal amount of such prepayment, which shall not be less than the lesser of (x) the aggregate principal amount of all outstanding Loans or (y) $100,000 for any Swing Loan or $1,000,000 for any Revolving Credit Loan.

All prepayment notices shall be irrevocable. The principal amount of the Loans for which a prepayment notice is given, together with interest on such principal amount, shall be due and payable on the date specified in such prepayment notice as the date on which the proposed prepayment is to be made. Except as provided in Section 4.4.3 [Administrative Agent’s and Lender’s Rights], if the Borrower prepays a Loan but fails to specify the applicable Borrowing Tranche which the Borrower is prepaying, the prepayment shall be applied (i) first to Swing Loans and then to Revolving Credit Loans; and (ii) after giving effect to the allocations in clause (i) above, first to Loans to which the Base Rate Option applies, then to Loans to which the LIBOR Rate Option applies. Any prepayment hereunder shall be subject to the Borrower’s obligation to indemnify the Lenders under Section 5.10 [Indemnity].

5.6.2 Replacement of a Lender.

In the event any Lender (i) gives notice under Section 4.4 [LIBOR Rate Unascertainable, Etc.], (ii) requests compensation under Section 5.8 [Increased Costs], or requires the Borrower to pay any additional amount to any Lender or any Official Body for the account of any Lender pursuant to Section 5.9 [Taxes], (iii) is a Defaulting Lender, or (iv) is a Non-Consenting Lender referred to in Section 11.1 [Modifications, Amendments or Waivers], then in any such event the Borrower may, at its election upon notice to such Lender and the Administrative Agent, either:

(i) prepay the Loans and Participation Advances of such Lender in whole, together with all interest accrued thereon and any accrued fees and all other amounts payable to such Lender hereunder and under the other Loan Documents (including any amounts under Section 5.10 [Indemnity]), and terminate such Lender’s Commitment; or

(ii) at its sole expense, require such Lender to assign and delegate, without recourse (in accordance with and subject to the restrictions contained in, and consents required by, Section 11.8 [Successors and Assigns]), all of its interests, rights and obligations under this Agreement and the related Loan Documents to an assignee that shall assume such obligations (which assignee may be another Lender, if a Lender accepts such assignment), provided that:

(A) the Borrower or such assignee shall have paid to the Administrative Agent the assignment fee specified in Section 11.8 [Successors and Assigns];

(B) such Lender shall have received payment of an amount equal to the outstanding principal of its Loans and Participation Advances, accrued interest thereon, accrued fees and all other amounts payable to it hereunder and under the other Loan Documents (including any amounts under Section 5.10 [Indemnity]) from the assignee (to the extent of such outstanding principal and accrued interest and fees) or the Borrower (in the case of all other amounts);

(C) in the case of any such assignment resulting from a claim for compensation under Section 5.8.1 [Increased Costs Generally] or payments required to be made pursuant to Section 5.9 [Taxes], such assignment will result in a reduction in such compensation or payments thereafter; and

(D) such assignment does not conflict with applicable Law.

A Lender shall not be required to make any such assignment or delegation if, prior thereto, as a result of a waiver by such Lender or otherwise, the circumstances entitling the Borrower to require such assignment and delegation cease to apply. Each Lender agrees that, if the Borrower elects to replace such Lender in accordance with this Section 5.6.2, it shall promptly execute and deliver to the Administrative Agent an Assignment and Assumption Agreement to evidence the assignment and shall deliver to the Administrative Agent any Note (if Notes have been issued in respect of such Lender’s Loans) subject to such Assignment and Assumption Agreement; provided that the failure of any such Lender to execute an Assignment and Assumption Agreement shall not render such assignment invalid, and such assignment shall be recorded in the register if all other requirements of such assignments have been satisfied.

5.7 Mitigation Obligation.

Each Lender agrees that upon the occurrence of any event giving rise to increased costs or other special payments under Section 4.4.2 [Illegality, Etc.], Section 5.8 [Increased Costs] or Section 5.9 [Taxes] with respect to such Lender, it will if requested by the Borrower, use reasonable efforts (subject to overall policy considerations of such Lender) to designate another lending office for any Loans or Letters of Credit affected by such event, provided that such designation is made on such terms that such Lender and its lending office suffer no economic, legal or regulatory disadvantage, with the object of avoiding the consequence of the event giving rise to the operation of such Section. Nothing in this Section shall affect or postpone any of the Obligations of the Borrower or any other Loan Party or the rights of the Administrative Agent or any Lender provided in this Agreement.

5.8 Increased Costs.

5.8.1 Increased Costs Generally.

If any Change in Law shall:

(i) impose, modify or deem applicable any reserve, special deposit, compulsory loan, insurance charge or similar requirement against assets of, deposits with or for the account of, or credit extended or participated in by, any Lender (except any reserve requirement reflected in the LIBOR Rate) or the Issuing Lender;

(ii) subject any Lender or the Issuing Lender to any tax of any kind whatsoever with respect to this Agreement, any Letter of Credit, any participation in a Letter of Credit or any Loan under the LIBOR Rate Option made by it, or change the basis of taxation of payments to such Lender or the Issuing Lender in respect thereof (except for Indemnified Taxes or Other Taxes covered by Section 5.9 [Taxes] and the imposition of, or any change in the rate of, any Excluded Tax payable by such Lender or the Issuing Lender); or

(iii) impose on any Lender, the Issuing Lender or the London interbank market any other condition, cost or expense affecting this Agreement or any Loan under the LIBOR Rate Option made by such Lender or any Letter of Credit or participation therein;

and the result of any of the foregoing shall be to increase the cost to such Lender of making or maintaining any Loan under the LIBOR Rate Option (or of maintaining its obligation to make any such Loan), or to increase the cost to such Lender or the Issuing Lender of participating in, issuing or maintaining any Letter of Credit (or of maintaining its obligation to participate in or to issue any Letter of Credit), or to reduce the amount of any sum received or receivable by such Lender or the Issuing Lender hereunder (whether of principal, interest or any other amount) then, upon request of such Lender or the Issuing Lender, the Borrower will pay to such Lender or the Issuing Lender, as the case may be, such additional amount or amounts as will compensate such Lender or the Issuing Lender, as the case may be, for such additional costs incurred or reduction suffered.

5.8.2 Capital Requirements.

If any Lender or the Issuing Lender determines that any Change in Law affecting such Lender or the Issuing Lender or any lending office of such Lender or such Lender’s or the Issuing Lender’s holding company, if any, regarding capital requirements has or would have the effect of reducing the rate of return on such Lender’s or the Issuing Lender’s capital or on the capital of such Lender’s or the Issuing Lender’s holding company, if any, as a consequence of this Agreement, the Commitments of such Lender or the Loans made by, or participations in Letters of Credit held by, such Lender, or the Letters of Credit issued by the Issuing Lender, to a level below that which such Lender or the Issuing Lender or such Lender’s or the Issuing Lender’s holding company could have achieved but for such Change in Law (taking into consideration such Lender’s or the Issuing Lender’s policies and the policies of such Lender’s or the Issuing Lender’s holding company with respect to capital adequacy), then from time to time the Borrower will pay to such Lender or the Issuing Lender, as the case may be, such additional amount or amounts as will compensate such Lender or the Issuing Lender or such Lender’s or the Issuing Lender’s holding company for any such reduction suffered.

5.8.3 Certificates for Reimbursement; Repayment of Outstanding Loans; Borrowing of New Loans.

A certificate of a Lender or the Issuing Lender setting forth the amount or amounts necessary to compensate such Lender or the Issuing Lender or its holding company, as the case may be, as specified in Sections 5.8.1 [Increased Costs Generally] or 5.8.2 [Capital

Requirements] and delivered to the Borrower shall be conclusive absent manifest error. The Borrower shall pay such Lender or the Issuing Lender, as the case may be, the amount shown as due on any such certificate within ten (10) Business Days after receipt thereof.

5.8.4 Delay in Requests.

Failure or delay on the part of any Lender or the Issuing Lender to demand compensation pursuant to this Section shall not constitute a waiver of such Lender’s or the Issuing Lender’s right to demand such compensation, provided that the Borrower shall not be required to compensate a Lender or the Issuing Lender pursuant to this Section for any increased costs incurred or reductions suffered more than nine months prior to the date that such Lender or the Issuing Lender, as the case may be, notifies the Borrower of the Change in Law giving rise to such increased costs or reductions and of such Lender’s or the Issuing Lender’s intention to claim compensation therefor (except that, if the Change in Law giving rise to such increased costs or reductions is retroactive, then the nine (9) month period referred to above shall be extended to include the period of retroactive effect thereof).

5.9 Taxes.

5.9.1 Payments Free of Taxes.

Any and all payments by or on account of any obligation of the Borrower hereunder or under any other Loan Document shall be made free and clear of and without reduction or withholding for any Indemnified Taxes or Other Taxes; provided that if the Borrower shall be required by applicable Law to deduct any Indemnified Taxes (including any Other Taxes) from such payments, then (i) the sum payable shall be increased as necessary so that after making all required deductions (including deductions applicable to additional sums payable under this Section) the Administrative Agent, Lender or Issuing Lender, as the case may be, receives an amount equal to the sum it would have received had no such deductions been made, (ii) the Borrower shall make such deductions and (iii) the Borrower shall timely pay the full amount deducted to the relevant Official Body in accordance with applicable Law.

5.9.2 Payment of Other Taxes by the Borrower.

Without limiting the provisions of Section 5.9.1 [Payments Free of Taxes] above, the Borrower shall timely pay any Other Taxes to the relevant Official Body in accordance with applicable Law.

5.9.3 Indemnification by the Borrower.

The Borrower shall indemnify the Administrative Agent, each Lender and the Issuing Lender, within ten (10) days after demand therefor, for the full amount of any Indemnified Taxes or Other Taxes (including Indemnified Taxes or Other Taxes imposed or asserted on or attributable to amounts payable under this Section) paid by the Administrative Agent, such Lender or the Issuing Lender, as the case may be, and any penalties, interest and reasonable expenses arising therefrom or with respect thereto, whether or not such Indemnified Taxes or Other Taxes were correctly or legally imposed or asserted by the relevant Official Body. A certificate as to the amount of such payment or liability delivered to the Borrower by a Lender or the Issuing Lender (with a copy to the Administrative Agent), or by the Administrative Agent on its own behalf or on behalf of a Lender or the Issuing Lender, shall be conclusive absent manifest error.

5.9.4 Evidence of Payments.

As soon as practicable after any payment of Indemnified Taxes or Other Taxes by the Borrower to an Official Body, the Borrower shall deliver to the Administrative Agent the original or a certified copy of a receipt issued by such Official Body evidencing such payment, a copy of the return reporting such payment or other evidence of such payment reasonably satisfactory to the Administrative Agent.

5.9.5 Status of Lenders; Refunds.

Any Foreign Lender that is entitled to an exemption from or reduction of withholding tax under the Law of the jurisdiction in which the Borrower is resident for tax purposes, or any treaty to which such jurisdiction is a party, with respect to payments hereunder or under any other Loan Document shall deliver to the Borrower (with a copy to the Administrative Agent), at the time or times prescribed by applicable Law or reasonably requested by the Borrower or the Administrative Agent, such properly completed and executed documentation prescribed by applicable Law as will permit such payments to be made without withholding or at a reduced rate of withholding. Notwithstanding the submission of such documentation claiming a reduced rate of or exemption from U.S. withholding tax, the Administrative Agent shall be entitled to withhold United States federal income taxes at the full 30% withholding rate if in its reasonable judgment it is required to do so under the due diligence requirements imposed upon a withholding agent under § 1.1441-7(b) of the United States Income Tax Regulations. Further, the Administrative Agent is indemnified under § 1.1461-1(e) of the United States Income Tax Regulations against any claims and demands of any Lender or assignee or participant of a Lender for the amount of any tax it deducts and withholds in accordance with regulations under § 1441 of the Internal Revenue Code. In addition, any Lender, if requested by the Borrower or the Administrative Agent, shall deliver such other documentation prescribed by applicable Law or reasonably requested by the Borrower or the Administrative Agent as will enable the Borrower or the Administrative Agent to determine whether or not such Lender is subject to backup withholding or information reporting requirements.

Without limiting the generality of the foregoing, in the event that the Borrower is resident for tax purposes in the United States of America, any Foreign Lender shall deliver to the Borrower and the Administrative Agent (in such number of copies as shall be requested by the recipient) on or prior to the date on which such Foreign Lender becomes a Lender under this Agreement (and from time to time thereafter upon the request of the Borrower or the Administrative Agent, but only if such Foreign Lender is legally entitled to do so), whichever of the following is applicable:

(i) two (2) duly completed valid originals of IRS Form W-8BEN claiming eligibility for benefits of an income tax treaty to which the United States of America is a party,

(ii) two (2) duly completed valid originals of IRS Form W-8ECI,

(iii) in the case of a Foreign Lender claiming the benefits of the exemption for portfolio interest under section 881(c) of the Code, (x) a certificate to the effect that such Foreign Lender is not (A) a “bank” within the meaning of section 881(c)(3)(A) of the Code, (B) a “10 percent shareholder” of the Borrower within the meaning of section 881(c)(3)(B) of the Code, or (C) a “controlled foreign corporation” described in section 881(c)(3)(C) of the Code and (y) two duly completed valid originals of IRS Form W-8BEN,

(iv) any other form prescribed by applicable Law as a basis for claiming exemption from or a reduction in United States Federal withholding tax duly completed together with such supplementary documentation as may be prescribed by applicable Law to permit the Borrower to determine the withholding or deduction required to be made, or

(v) to the extent that any Lender is not a Foreign Lender, such Lender shall submit to the Administrative Agent two (2) originals of an IRS Form W-9 or any other form prescribed by applicable Law demonstrating that such Lender is not a Foreign Lender.

If the Administrative Agent, a Lender or any Issuing Lender receives a refund of any Taxes or Other Taxes as to which it has been indemnified by the Borrower or with respect to which the Borrower has paid additional amounts pursuant to this Section, it shall pay to the Borrower an amount equal to such refund (but only to the extent of indemnity payments made, or additional amounts paid, by the Borrower under this Section with respect to the Taxes or Other Taxes giving rise to such refund), net of all out-of-pocket expenses of the Administrative Agent, such Lender or such Issuing Lender, as the case may be, and without interest (other than any interest paid by the relevant Official Body with respect to such refund), provided that the Borrower, upon the request of the Administrative Agent, such Lender or such Issuing Lender, agrees to repay the amount paid over to the Borrower (plus any penalties, interest or other charges imposed by the relevant Official Body) to the Administrative Agent, such Lender or such Issuing Lender in the event the Administrative Agent, such Lender or such Issuing Lender is required to repay such refund to such Official Body. This paragraph shall not be construed to require the Administrative Agent, any Lender or any Issuing Lender to make available its tax returns (or any other information relating to its taxes that it deems confidential) to the Borrower or any other Person.

5.10 Indemnity.

In addition to the compensation or payments required by Section 5.8 [Increased Costs] or Section 5.9 [Taxes], the Borrower shall indemnify each Lender against all liabilities, losses, claims, damages, or expenses (including loss of margin, any foreign exchange losses and any loss or expense arising from the liquidation or reemployment of funds obtained by it to maintain such Loan, from fees payable to terminate the deposits from which such funds were obtained or from the performance of any foreign exchange contract) which such Lender sustains or incurs as a consequence of any:

(i) payment, prepayment, conversion or renewal of any Loan to which a LIBOR Rate Option applies on a day other than the last day of the corresponding Interest Period (whether or not such payment or prepayment is mandatory, voluntary or automatic and whether or not such payment or prepayment is then due),

(ii) attempt by the Borrower to revoke (expressly, by later inconsistent notices or otherwise) in whole or part any Loan Requests under Section 2.5 [Revolving Credit Loan Requests; Swing Loan Requests] or Section 4.2 [Interest Periods] or notice relating to prepayments under Section 5.6 [Voluntary Prepayments],

(iii) default by the Borrower in the performance or observance of any covenant or condition contained in this Agreement or any other Loan Document, including any failure of the Borrower to pay when due (by acceleration or otherwise) any principal, interest, Commitment Fee or any other amount due hereunder, or

(iv) the assignment of any Revolving Credit Loans under the LIBOR Rate Option other than on the last day of the Interest Period as a result of a request by the Borrower pursuant to Section 5.6.2 [Replacement of a Lender]; provided, however, that with respect to this clause (iv), the Borrower shall not be required to indemnify any Defaulting Lender whose Revolving Credit Loans are being replaced as a result of a request by the Borrower pursuant to Section 5.6.2 [Replacement of a Lender].

If any Lender sustains or incurs any such loss or expense, it shall from time to time notify the Borrower of the amount determined in good faith by such Lender (which determination may include such assumptions, allocations of costs and expenses and averaging or attribution methods as such Lender shall deem reasonable) to be necessary to indemnify such Lender for such loss or expense. Such notice shall set forth in reasonable detail the basis for such determination. Such amount shall be due and payable by the Borrower to such Lender ten (10) Business Days after such notice is given.

5.11 Settlement Date Procedures.

In order to minimize the transfer of funds between the Lenders and the Administrative Agent, the Borrower may borrow, repay and reborrow Swing Loans and PNC may make Swing Loans as provided in Section 2.1.2 [Swing Loan Commitments] hereof during the period between Settlement Dates. The Administrative Agent shall notify each Lender of its Ratable Share of the total of the Revolving Credit Loans and the Swing Loans (each a “Required Share”). On such Settlement Date, each Lender shall pay to the Administrative Agent the amount equal to the difference between its Required Share and its Revolving Credit Loans, and the Administrative Agent shall pay to each Lender its Ratable Share of all payments made by the Borrower to the Administrative Agent with respect to the Revolving Credit Loans. The Administrative Agent shall also effect settlement in accordance with the foregoing sentence on the proposed Borrowing Dates for Revolving Credit Loans and may at its option effect settlement on any other Business Day. These settlement procedures are established solely as a matter of administrative convenience, and nothing contained in this Section 5.11 shall relieve the Lenders of their obligations to fund Revolving Credit Loans on dates other than a Settlement Date pursuant to Section 2.1.2 [Swing Loan Commitment]. The Administrative Agent may at any time at its option for any reason whatsoever require each Lender to pay immediately to the Administrative Agent such Lender’s Ratable Share of the outstanding Revolving Credit Loans and each Lender may at any time require the Administrative Agent to pay immediately to such Lender its Ratable Share of all payments made by the Borrower to the Administrative Agent with respect to the Revolving Credit Loans.

6. REPRESENTATIONS AND WARRANTIES

6.1 Representations and Warranties.

The Loan Parties, jointly and severally, represent and warrant to the Administrative Agent and each of the Lenders as follows:

6.1.1 Organization and Qualification.

Each Loan Party is a corporation, partnership or limited liability company duly organized, validly existing and in good standing (if the concept of “good standing” is recognized under the laws of the applicable jurisdiction with respect to such Loan Party) under the laws of its jurisdiction of organization. Each Loan Party has the lawful power to own or lease its properties and to conduct its business in which it is currently engaged, except where the failure to have such power would not reasonably be expected to result in any Material Adverse Change. Each Loan Party is duly licensed or qualified and in good standing in each jurisdiction listed on Schedule 6.1.1 and in all other jurisdictions where the property owned or leased by it or the nature of the business transacted by it or both makes such licensing or qualification necessary except to the extent that the failure to be so duly licensed or qualified or in good standing would not reasonably be expected to result in any Material Adverse Change.

6.1.2 Subsidiaries.

Schedule 6.1.2 states the name of each of the Loan Parties that are Subsidiaries of the Borrower, its jurisdiction of incorporation, the issued and outstanding shares thereof (referred to herein as the “Subsidiary Shares”) and the owners thereof if it is a corporation, its outstanding partnership interests (the “Partnership Interests”) if it is a partnership and its outstanding limited liability company interests, interests assigned to managers thereof and the voting rights associated therewith (the “LLC Interests”) if it is a limited liability company. There are no options, warrants or other rights outstanding to purchase any such Subsidiary Shares, Partnership Interests or LLC Interests except as indicated on Schedule 6.1.2.

6.1.3 Power and Authority.

Each Loan Party has full power to enter into, execute, deliver and carry out this Agreement and the other Loan Documents to which it is a party, to incur the Indebtedness contemplated by the Loan Documents and to perform its Obligations under the Loan Documents to which it is a party, and all such actions have been duly authorized by all necessary proceedings on its part.

6.1.4 Validity and Binding Effect.

This Agreement has been duly and validly executed and delivered by each Loan Party, and each other Loan Document which any Loan Party is required to execute and deliver has been duly executed and delivered by such Loan Party. This Agreement and each other Loan Document constitutes legal, valid and binding obligations of each Loan Party which is a party thereto, enforceable against such Loan Party in accordance with its terms, except to the extent that enforceability of any of such Loan Document may be limited by bankruptcy, insolvency, reorganization, fraudulent conveyance, moratorium or other similar laws affecting the enforceability of creditors’ rights generally or limiting the right of specific performance.

6.1.5 No Conflict.

Neither the execution and delivery of this Agreement or the other Loan Documents to which it is a party by any Loan Party nor the consummation of the transactions herein or therein contemplated or compliance with the terms and provisions hereof or thereof by any of them will conflict with, constitute a default under or result in any breach of (i) the terms and conditions of the certificate of incorporation, bylaws, certificate of limited partnership, partnership agreement, certificate of formation, limited liability company agreement or other organizational documents of any Loan Party or (ii) any Law, instrument, order, writ, judgment, injunction or decree to which any Loan Party is a party or by which it is bound or to which it is subject, or result in the creation or enforcement of any Lien, charge or encumbrance whatsoever upon any property (now or hereafter acquired) of any Loan Party (other than Liens granted under the Loan Documents), except that certain consents may be required under the various contracts and agreements in connection with any attempt to assign such various contracts and agreements pursuant to the assertion of remedies under the Loan Documents.

6.1.6 Litigation.

There are no actions, suits, proceedings or investigations pending or, to the knowledge of any Responsible Officer of the Borrower, threatened against any Loan Party at law or equity before any Official Body or arbitrator that individually or in the aggregate would reasonably be expected to result in any Material Adverse Change. To the knowledge of any Responsible Officer of the Borrower, none of the Loan Parties is in violation of any order, writ, injunction or any decree of any Official Body that would reasonably be expected to result in any Material Adverse Change.

6.1.7 Financial Statements.

(i) Historical Statements. The Borrower has delivered to the Administrative Agent copies of its audited consolidated year-end financial statements for and as of the end of the fiscal year ended December 31, 2010 (the “Historical Statements”). The Historical Statements were compiled from the books and records maintained by the Borrower’s management, are correct and complete in all material respects and fairly represent the consolidated financial condition of the Borrower and its Subsidiaries as of their dates and the results of operations for the fiscal periods then ended and have been prepared in accordance with GAAP consistently applied.

(ii) Financial Projections. The Borrower has delivered to the Administrative Agent financial projections (including balance sheets and statements of operation and cash flows) of the Loan Parties for the period 2011 through 2015 derived from various assumptions of the Borrower’s management (the “Financial Projections”). The Financial Projections have been prepared in good faith based upon reasonable assumptions, it being understood that the Financial Projections are subject to significant uncertainties and contingencies, many of which are beyond the Borrower’s control, and that no assurance can be given that the Financial Projections will be realized.

(iii) Accuracy of Financial Statements. Neither the Borrower nor any other Loan Party has any material liabilities, contingent or otherwise, or forward or long-term commitments that are not disclosed in the Historical Statements or in the notes thereto, and except as disclosed therein there are no unrealized or anticipated losses from any commitments of the Borrower or any other Loan Party that would reasonably be expected to cause a Material Adverse Change. Since December 31, 2010, no Material Adverse Change has occurred.

6.1.8 Use of Proceeds; Margin Stock.

6.1.8.1 General.

The Loan Parties intend to use the proceeds of the Loans in accordance with Section 8.1.8 [Use of Proceeds].

6.1.8.2 Margin Stock.

None of the Loan Parties engages or intends to engage principally, or as one of its important activities, in the business of extending credit for the purpose, immediately, incidentally or ultimately, of purchasing or carrying margin stock (within the meaning of Regulation U). No part of the proceeds of any Loan has been or will be used for any purpose which entails a violation of or which is inconsistent with the provisions of the regulations of the Board of Governors of the Federal Reserve System, and the Borrower shall assist the Lenders, as reasonably requested by the Administrative Agent, with the Lenders’ compliance with Regulation U as such compliance relates to the Borrower and the Loans, including by providing the Administrative Agent with all documents, forms and certificates reasonably requested by the Administrative Agent in relation thereto, including delivering to the Administrative Agent a Federal Reserve Form U-1 with Parts I and II completed, in form and substance reasonably satisfactory to the Administrative Agent, concurrently with the first request for a Loan and thereafter providing any amendments thereto as may be required by Law.

6.1.9 Full Disclosure.

Neither this Agreement nor any other Loan Document, nor any certificate, statement, agreement or other documents furnished to the Administrative Agent or any Lender in connection herewith or therewith, contains any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements contained herein and therein, in light of the circumstances under which they were made, not misleading. There is no fact known to any Loan Party which materially adversely affects the business, property, assets, financial condition or results of operations of the Loan Parties taken as a whole that has not been set forth in this Agreement or in the certificates, statements, agreements or other documents furnished in writing to the Administrative Agent and the Lenders prior to or at the date hereof in connection with the transactions contemplated hereby.

6.1.10 Taxes.

All federal, state, local and other tax returns required to have been filed with respect to each Loan Party have been filed, and payment or adequate provision has been made for the payment of all such taxes, fees, assessments and other governmental charges which have or may become due pursuant to said returns or to assessments received, except to the extent that such taxes, fees, assessments and other charges are being contested in good faith by appropriate proceedings diligently conducted and for which such reserves or other appropriate provisions, if any, as shall be required by GAAP shall have been made. There are no agreements or waivers extending the statutory period of limitations applicable to any federal income tax return of any Loan Party for any period.

6.1.11 Consents and Approvals.

Except for the filings or recordings required pursuant to Section 7.1.14, no consent, approval, exemption, order or authorization of, or a registration or filing with, any Official Body or any other Person is necessary to authorize or permit the execution, delivery or performance of this Agreement and the other Loan Documents or for the validity or enforceability hereof or thereof.

6.1.12 No Event of Default; Compliance with Instruments.

No event has occurred and is continuing and no condition exists or will exist after giving effect to the borrowings or other extensions of credit to be made on the Closing Date under or pursuant to the Loan Documents which constitutes an Event of Default or Potential Default. None of the Loan Parties is in violation of (i) any term of its certificate of incorporation, bylaws, certificate of limited partnership, partnership agreement, certificate of formation, limited liability company agreement or other organizational documents or (ii) any material agreement or instrument to which it is a party or by which it or any of its properties may be subject or bound where such violation would reasonably be expected to result in a Material Adverse Change.

6.1.13 Insurance.

Schedule 6.1.13 lists all material insurance policies to which any Loan Party is a party as of the Closing Date, all of which are valid and in full force and effect as of the Closing Date. Such policies provide adequate coverage from reputable and financially sound insurers in amounts sufficient to insure the assets and risks of each Loan Party in accordance with prudent business practice in the industry of the Loan Parties.

6.1.14 Compliance with Laws.

The Loan Parties are in compliance in all material respects with all applicable Laws (other than Environmental Laws which are specifically addressed in Section 6.1.19 [Environmental Matters]) in all jurisdictions in which any Loan Party is presently or will be doing business except where the failure to do so would not constitute a Material Adverse Change.

6.1.15 Material Contracts; Burdensome Restrictions.

All material coal supply contracts and other Material Contracts are in full force and effect except to the extent that the failure to be in full force and effect would not reasonably be expected to result in a Material Adverse Change. None of the Loan Parties is bound by any contractual obligation, or subject to any restriction in any organization document, or any requirement of Law which would reasonably be expected to result in a Material Adverse Change.

6.1.16 Investment Companies; Regulated Entities.

None of the Loan Parties is an “investment company” registered or required to be registered under the Investment Company Act of 1940 or under the “control” of an “investment company” as such terms are defined in the Investment Company Act of 1940 and shall not become such an “investment company” or under such “control.” None of the Loan Parties is subject to any other Federal or state statute or regulation limiting its ability to incur Indebtedness for borrowed money.

6.1.17 ERISA Compliance.

Except as could not reasonably be expected, individually or in the aggregate, to have a Material Adverse Change:

(i) Each Plan is in compliance in all material respects with the applicable provisions of ERISA, the Code and other Federal or state Laws (except that with respect to any Multiemployer Plan which is a Plan, such representation is deemed made only to the knowledge of the Borrower);

(ii) Each Borrower and any ERISA Affiliate has met all applicable minimum funding requirements under the Pension Funding Rules in respect of each Pension Plan, and no waiver of the minimum funding standards under the Pension Funding Rules has been applied for or obtained;

(iii) As of the most recent valuation date for any Pension Plan, the funding target attainment percentage (as defined in Section 430(d)(2) of the Code and Section 303(d)(2) of ERISA) is 80% or higher and neither any Borrower or any ERISA Affiliate knows of any facts or circumstances which would cause the funding target attainment percentage for any such plan to drop below 80% as of the most recent valuation date;

(iv) With respect to any Multiemployer Plan, the Borrower has not been notified of an “accumulated funding deficiency” (within the meaning of Section 412 of the Code) or that application for a funding waiver or an extension of any amortization period pursuant to Section 412 of the Code has been made;

(v) There has been no nonexempt “prohibited transaction” (as defined in Section 406 of ERISA) or violation of the fiduciary responsibility rules with respect to any Plan that is not a Multiemployer Plan;

(vi) No ERISA Event has occurred or is reasonably expected to occur; and

(vii) Neither the Borrower nor any ERISA Affiliate has engaged in a transaction that could be subject to Section 4069 or 4212(c) of ERISA.

6.1.18 Employment Matters; Coal Act; Black Lung Act.

Each of the Loan Parties is in compliance with the Labor Contracts and all applicable federal, state and local labor and employment Laws including those related to equal employment opportunity and affirmative action, labor relations, minimum wage, overtime, child labor, medical insurance continuation, worker adjustment and relocation notices, immigration controls and worker and unemployment compensation, where the failure to comply would constitute a Material Adverse Change. There are no outstanding grievances, arbitration awards or appeals therefrom arising out of the Labor Contracts or current or threatened strikes, picketing, handbilling or other work stoppages or slowdowns at facilities of any of the Loan Parties which in any case would constitute a Material Adverse Change. The Borrower, its Subsidiaries and its “related persons” (as defined in the Coal Act) are in compliance in all material respects with the Coal Act and none of the Borrower, its Subsidiaries or its related persons has any liability under the Coal Act except with respect to premiums or other payments required thereunder which have been paid when due and except to the extent that the liability thereunder would not reasonably be expected to result in a Material Adverse Change. The Loan Parties are in compliance in all material respects with the Black Lung Act, and none of the Loan Parties has any liability under the Black Lung Act except with respect to premiums, contributions or other payments required thereunder which have been paid when due and except to the extent that the liability thereunder would not reasonably be expected to result in a Material Adverse Change.

6.1.19 Environmental Matters.

Except as disclosed in the Borrower’s most recent annual and quarterly reports filed with the SEC, or as otherwise could not reasonably be expected to have a Material Adverse Change:

(i) Each Loan Party, its operations, facilities and properties are in compliance with all applicable Environmental Laws.

(ii) The facilities and properties currently or formerly owned, leased or operated by any of the Loan Parties (the “Properties”) do not contain any Hazardous Materials attributable to the Loan Parties ownership, lease or operation of the Properties in amounts or concentrations which (i) constitute or constituted a violation of, or (ii) could reasonably be expected to give rise to liability for any Loan Parties under, any applicable Environmental Law.

(iii) None of the Loan Parties has received any notice of violation, alleged violation, non-compliance, liability or potential liability regarding environmental matters or compliance with Environmental Laws, including any with regard to their activities at any of the Properties or the business operated by the Loan Parties, or any prior business for which the Borrower has retained liability under any Environmental Law.

(iv) Hazardous Materials have not been transported or disposed of from the Properties in violation of, or in a manner or to a location which could reasonably be expected to give rise to liability for any Loan Parties under, any applicable Environmental Law, nor have any Hazardous Materials been generated, treated, stored or disposed of by or on behalf of any Loan Parties at, on or under any of the Properties in violation of, or in a manner that could reasonably be expected to give rise to liability under, any applicable Environmental Law for any Loan Parties.

6.1.20 Anti-Terrorism Laws.

6.1.20.1 General.

None of the Loan Parties nor any Affiliate of any Loan Party, is in violation of any Anti-Terrorism Law or engages in or conspires to engage in any transaction that evades or avoids, or has the purpose of evading or avoiding, or attempts to violate, any of the prohibitions set forth in any Anti-Terrorism Law.

6.1.20.2 Executive Order No. 13224. None of the Loan Parties, nor any Affiliate of any Loan Party, or their respective agents acting or benefiting in any capacity in connection with the Loans, Letters of Credit or other transactions hereunder, is any of the following (each, a “Blocked Person”):

(i) a Person that is listed in the annex to, or is otherwise subject to the provisions of, the Executive Order No. 13224;

(ii) a Person owned or controlled by, or acting for or on behalf of, any Person that is listed in the annex to, or is otherwise subject to the provisions of, the Executive Order No. 13224;

(iii) a Person with which any Lender is prohibited from dealing or otherwise engaging in any transaction by any Anti-Terrorism Law;

(iv) a Person that commits, threatens or conspires to commit or supports “terrorism” as defined in the Executive Order No. 13224;

(v) a Person that is named as a “specially designated national” on the most current list published by the U.S. Treasury Department Office of Foreign Asset

Control at its official website or any replacement website or other replacement official publication of such list, or

(vi) a Person who is affiliated or associated with a Person listed above.

No Loan Party and, to the knowledge of any Loan Party, none of its agents acting in any capacity in connection with the Loans, Letters of Credit or other transactions hereunder (i) conducts any business or engages in making or receiving any contribution of funds, goods or services to or for the benefit of any Blocked Person, or (ii) deals in, or otherwise engages in any transaction relating to, any property or interests in property blocked pursuant to the Executive Order No. 13224.

6.1.21 Patents, Trademarks, Copyrights, Licenses, Etc.

The Loan Parties own or possess all the material patents, trademarks, service marks, trade names, copyrights, licenses, registrations, franchises, permits and rights, without known or actual conflict with the rights of others, necessary for the Loan Parties, taken as a whole, to own and operate their properties and to carry on their businesses as presently conducted and planned to be conducted by such Loan Parties, except where the failure to so own or possess with or without such conflict would reasonably be expected to result in a Material Adverse Change.

6.1.22 Security Interests.

Except to the extent that the Loan Parties are not required to perfect Liens in certain Collateral pursuant to the Security Documents or any other Loan Document, the Liens and security interests granted to the Collateral Trustee for the benefit of the Secured Parties pursuant to the Patent, Trademark and Copyright Security Agreement, the Pledge Agreement and the Security Agreement in Collateral (of the type that can be perfected by filing under the Uniform Commercial Code) constitute and will continue to constitute Prior Security Interests, subject to Permitted Liens, under the Uniform Commercial Code as in effect in each applicable jurisdiction or other applicable Law entitled to all the rights, benefits and priorities provided by the Uniform Commercial Code or such Law. In the case of Collateral not existing as of the Closing Date, upon (i) the due filing of financing statements relating to said security interests in each office and in each jurisdiction where required in order to perfect the security interests described above, taking possession of any stock certificates or other certificates evidencing the Pledged Collateral and recordation of the Patent, Trademark and Copyright Security Agreement in the United States Patent and Trademark Office and United States Copyright Office and the recordation of the Ship Mortgages with the United States Coast Guard Documentation Center, as applicable, and obtaining “blocked account” agreements with applicable third parties to the extent required by the Security Agreement with respect to deposit accounts, securities accounts, commodities accounts and investment accounts, and (ii) the filings or recordings required pursuant to Section 7.1.14, all such action as is necessary or advisable to create a valid, enforceable Lien in favor of the Collateral Trustee with respect to the Collateral described above will have been taken, except to the extent that the Loan Parties are not required to perfect Liens in certain Collateral pursuant to the Security Documents or any other Loan Document. All filing fees and other expenses in connection with each such action have been or will be paid by the Borrower.

6.1.23 Mortgage Liens.

Subject to the qualifications and limitations set forth expressly in the Mortgages, the Liens granted to the Collateral Trustee pursuant to each Mortgage constitute a valid first priority Lien on the Real Property under applicable law, subject only to Permitted Liens.

6.1.24 Status of the Pledged Collateral.

All the shares of capital stock and other equity interests included in the Pledged Collateral to be pledged pursuant to the Pledge Agreement are or will be upon issuance validly issued and nonassessable and owned beneficially and of record by the pledgor free and clear of any Lien or restriction on transfer, except for Permitted Liens (other than Liens contemplated by clause (viii) of the definition of Permitted Liens) and inchoate Liens that do not have priority over the Liens granted under the Loan Documents and as otherwise provided by the Pledge Agreement and except as the right of the Lenders to dispose of such capital stock or other equity interests may be limited by the Securities Act of 1933, as amended, and the regulations promulgated by the Securities and Exchange Commission thereunder and by applicable state securities laws. There are no shareholder or other agreements or understandings, other than partnership agreements, limited liability company agreements or operating agreements, with respect to the shares of capital stock or other equity interests included in the Pledged Collateral, except as described on Schedule 6.1.24. As of the Closing Date, the Loan Parties have delivered true and correct copies of such partnership agreements and limited liability company agreements to the Administrative Agent.

6.1.25 Solvency.

The Borrower and the other Loan Parties, taken as a whole, are Solvent. On the Closing Date, at the time of each borrowing of the Loans, the issuance of the Letters of Credit (including extensions, renewals and amendments thereof) and at the time of selection of, renewal of or conversion to an Interest Rate Option, the Borrower and the other Loan Parties, taken as a whole, shall be Solvent after giving effect to the transactions contemplated by the Loan Documents and any incurrence of Indebtedness and all other Obligations.

6.1.26 Permit Blockage.

No Loan Party is currently barred, which bar has existed for a period in excess of sixty (60) consecutive days, from receiving surface mining or underground mining permits pursuant to the permit block provisions of the Surface Mining Control and Reclamation Act, 30 U.S.C. §§ 1201 et seq., and the regulations promulgated thereto, or any corresponding state laws or regulations.

6.1.27 Bonding Capacity.

After giving effect to the transactions contemplated by the Loan Documents, the Borrower and the other Loan Parties have sufficient mine bonding capacity, or other capacity customarily used to provide security, reasonably necessary to conduct their operations substantially as projected in accordance with the financial projections of the Borrower and the other Loan Parties provided to the Administrative Agent.

6.2 Updates to Schedules. Should any of the information or disclosures provided on any of the Schedules attached hereto become outdated or incorrect in any material respect, the Borrower shall promptly provide the Administrative Agent in writing with such revisions or updates to such Schedule as may be necessary or appropriate to update or correct same and in the event that the Loan Parties should acquire after the Closing Date any parcel of real property (other than Gas Properties) having a market value greater than or equal to the Threshold Amount, the Loan Parties shall update Schedule 1.1(R) to include such real property; provided, however, that no Schedule shall be deemed to have been amended, modified or superseded by any such correction or update, nor shall any breach of warranty or representation resulting from the inaccuracy or incompleteness of any such Schedule be deemed to have been cured thereby, unless and until the Administrative Agent, in its reasonable discretion, pursuant to Section 10.10, shall have accepted in writing such revisions or updates to such Schedules (other than revisions or updates to Schedules 1.1(R), 6.1.1, 6.1.2 or 6.1.13, which result solely from actions of the Loan Parties permitted hereunder, which revised schedules shall be deemed to be accepted by the Administrative Agent upon delivery of such Schedules by the Borrower thereto).

7. CONDITIONS

The obligation of the Lenders to amend and restate the 2010 Credit Agreement and to make Revolving Credit Loans, of an Issuing Lender to issue Letters of Credit hereunder, and of PNC to make Swing Loans is subject to the following conditions:

7.1 Conditions to Amendment and Restatement.

On the Closing Date:

7.1.1 Officer’s Certificate.

The representations and warranties of each of the Loan Parties contained in Section 6 [Representations and Warranties] and in each of the other Loan Documents shall be true and accurate on and as of the Closing Date with the same effect as though such representations and warranties had been made on and as of such date (except representations and warranties which relate solely to an earlier date or time, which representations and warranties shall be true and correct on and as of the specific dates or times referred to therein), each of the Loan Parties shall have performed and complied with all covenants and conditions hereof and thereof, no Event of Default or Potential Default shall have occurred and be continuing or shall exist; and there shall be delivered to the Administrative Agent for the benefit of each Lender a certificate of each of the Loan Parties, dated the Closing Date and signed by a Responsible Officer or Authorized Officer of each of the Loan Parties, to each such effect.

7.1.2 Secretary’s Certificate.

There shall be delivered to the Administrative Agent for the benefit of each Lender a certificate dated the Closing Date and signed by the Secretary or an Assistant Secretary of each of the Loan Parties, certifying as appropriate:

(i) that attached thereto is a true and complete copy of resolutions duly adopted by the board of directors of such Loan Party (or its managing general partner, managing member or equivalent) authorizing the execution, delivery and performance of the Loan Documents to which such person is a party and, in the case of the Borrower, the borrowings hereunder, and that such resolutions have not been modified, rescinded or amended and are in full force and effect on the Closing Date;

(ii) the names of the officer or officers authorized to sign this Agreement and the other Loan Documents and the true signatures of such officer or officers and specifying the Authorized Officers permitted to act on behalf of such Loan Party for purposes of this Agreement and the true signatures of such officers, on which the Administrative Agent, an Issuing Lender, and each Lender may conclusively rely; and

(iii) copies of its organizational documents, including its certificate of incorporation, bylaws, certificate of limited partnership, partnership agreement, certificate of formation, and limited liability company agreement as in effect on the Closing Date recently certified by the appropriate state official where such documents are filed in a state office together with recently dated certificates from the appropriate state officials as to the continued existence and good standing of such Loan Party in each state where organized.

7.1.3 Delivery of Loan Documents.

This Agreement, the Notes (for each Lender that requested a Note at least two Business Days prior to the Closing Date), the Guaranty Agreement, the CNX Gas Guaranty Agreement, the Indemnity and the CNX Gas Intercompany Subordination Agreement shall have been duly executed by each of the Loan Parties party thereto and delivered to the Administrative Agent.

7.1.4 Opinion of Counsel.

7.1.4.1 There shall be delivered to the Administrative Agent for the benefit of each Lender a written opinion of in-house counsel for the Loan Parties (who may rely on the opinions of such other counsel as may be acceptable to the Administrative Agent), dated the Closing Date and in form and substance satisfactory to the Administrative Agent and its counsel: (i) as to the matters set forth in Exhibit 7.1.4(A) and (ii) as to such other matters incident to the transactions contemplated herein as the Administrative Agent may reasonably request.

7.1.4.2 In addition, there shall also be delivered to the Administrative Agent, for the benefit of each Lender, a written opinion of Reed Smith LLP, counsel to the

Loan Parties (who may rely on the opinions of such other counsel as may be acceptable to the Administrative Agent), dated the Closing Date and in form and substance satisfactory to the Administrative Agent and its counsel: (i) as to matters set forth in Exhibit 7.1.4(B) and (ii) as to such other matters incident to the transactions contemplated herein as the Administrative Agent may reasonably request.

7.1.4.3 In addition, there shall also be delivered to the Administrative Agent, for the benefit of each Lender, written opinions of local counsel in the states of Pennsylvania, Virginia and West Virginia selected by the Loan Parties and reasonably acceptable to the Administrative Agent regarding real estate and other matters, dated the Closing Date and in form and substance reasonably satisfactory to the Administrative Agent and its counsel: (i) as to matters set forth in Exhibit 7.1.4(C) and (ii) as to such other matters incident to the transactions contemplated herein as the Administrative Agent may reasonably request.

7.1.5 Legal Details.

All legal details and proceedings in connection with the transactions contemplated by this Agreement and the other Loan Documents shall be in form and substance satisfactory to the Administrative Agent and its counsel, and the Administrative Agent shall have received all such other counterpart originals or certified or other copies of such documents and proceedings in connection with such transactions, in form and substance satisfactory to the Administrative Agent and its counsel, as the Administrative Agent or its counsel may reasonably request.

7.1.6 Payment of Fees.

The Borrower shall have paid or caused to be paid to the Administrative Agent and the Syndication Agent for themselves and for the account of the Lenders to the extent not previously paid, all commitment and other fees accrued through the Closing Date and the costs and expenses for which the Administrative Agent, the Syndication Agent and the Lenders are entitled to be reimbursed.

7.1.7 Officer’s Certificate Regarding MACs.

Since December 31, 2010: (i) no Material Adverse Change shall have occurred and (ii) there shall have been no material change in the management of the Borrower; and there shall have been delivered to the Administrative Agent for the benefit of each Lender a certificate dated the Closing Date and signed by a Responsible Officer or Authorized Officer of each Loan Party to each such effect.

7.1.8 No Violation of Laws.

The making of the Loans and the issuance of the Letters of Credit shall not contravene any Law applicable to any Loan Party or any of the Lenders or such Issuing Lender.

7.1.9 No Actions or Proceedings.

No action, proceeding, investigation, regulation or legislation shall have been instituted, or, to the knowledge of any Responsible Officer threatened or proposed before any court, governmental agency or legislative body to enjoin, restrain or prohibit, or to obtain damages in respect of, this Agreement, the other Loan Documents or the consummation of the transactions contemplated hereby or thereby or which, in the sole discretion of the Administrative Agent, would make it inadvisable to consummate the transactions contemplated by this Agreement or any of the other Loan Documents.

7.1.10 Schedules.

The Loan Parties shall have delivered to the Administrative Agent and to each Lender amended and restated schedules to this Agreement, with each schedule to be in form and substance satisfactory to the Administrative Agent.

7.1.11 Financial Statements and Financial Projections.

The Borrower shall have delivered to the Administrative Agent and the Lenders the Historical Statements, the Financial Projections and a certificate, signed by a Responsible Officer of the Borrower and certifying that (i) neither the Borrower nor any other Loan Party has any material liabilities, contingent or otherwise, or forward or long-term commitments that are not disclosed in the Historical Statements or in the notes thereto and (ii) except as disclosed in the Historical Statements, there are no unrealized or anticipated losses from any commitments of the Borrower or any other Loan Party that would reasonably be expected to cause a Material Adverse Change. Such Historical Statements, Financial Projections and certifications shall be in form and substance satisfactory to the Administrative Agent and the Lenders.

7.1.12 ERISA; Other Due Diligence. The Administrative Agent and the Lenders shall have completed or shall have caused to be completed, to their satisfaction in form, scope, substance and in all other respects, a due diligence review with respect to the assets, financial condition, operations, business and prospects of the Borrower and each of the other Loan Parties, including a review, without limitation of the books and records of the Borrower and each of the other Loan Parties, the Historical Statements and related Form 10-K filed with the Securities and Exchange Commission for the fiscal year ended December 31, 2010, the Financial Projections, and, all tax, ERISA, employee retirement benefit, and the contingent liabilities to which the Borrower and any other Loan Party may be subject.

7.1.13 Repayments.

The Borrower shall have requested Revolving Credit Loans in an amount sufficient to repay the revolving credit loans under the 2010 Credit Agreement by delivering to the Administrative Agent an appropriately completed irrevocable Loan Request not later than 12:00 noon, Pittsburgh time, on the Closing Date pursuant to which Revolving Credit Loans (to which the Base Rate Option applies) are requested; and contemporaneously with the execution and effectiveness of this Agreement and utilizing a portion of the proceeds of the Revolving Credit Loans, the Borrower shall pay in full all amounts outstanding under the 2010 Credit Agreement, including all unpaid principal, interest, breakage fees and all other fees and charges thereunder in order to accomplish the amendment and restatement thereof as of the Closing Date. Each Lender that was a lender under the 2010 Credit Agreement, by execution of this Agreement, waives all notice of prepayment of loans under the 2010 Credit Agreement.

7.1.14 Collateral Matters.

7.1.14.1 Amendments and Assignments of Security Documents.

Each of the Security Documents listed on Schedule 7.1.14.1 shall have been amended or assigned, as applicable, to properly describe this Agreement and the Loans made hereunder and to reflect the assignment of the Collateral Trustee role to PNC, pursuant to documentation acceptable to the Administrative Agent and Borrower, and such amendment or assignment shall be properly recorded or filed with the applicable recording or filing offices. Notwithstanding the preceding sentence, with respect to each Mortgage existing prior to the Closing Date, if there shall be delivered to the Administrative Agent, for the benefit of the Secured Parties, a written opinion of local counsel in the jurisdiction in which Real Property subject to such Mortgage is located substantially to the effect that no documents, instruments, filings, recordings, re-recordings, re-filings or other actions, including the payment of any mortgage recording taxes or similar taxes, are required under applicable Law in order to maintain the continued enforceability, validity or priority of the Lien created by such Mortgage as security for the Obligations, for the benefit of the Secured Parties, mortgage amendments with respect to Mortgages for Real Property located in such jurisdiction will not be required.

7.1.14.2 Lien Searches.

The lien searches listed on Schedule 7.1.14.2 shall have been completed, and the Administrative Agent shall be satisfied with the results thereof.

7.1.14.3 Insurance.

Evidence that adequate insurance, including flood insurance, if applicable, required to be maintained under this Agreement is in full force and effect, with additional insured, mortgagee and lender loss payable special endorsements attached thereto in form and substance satisfactory to the Administrative Agent and its counsel naming the Administrative Agent as additional insured, and the Collateral Trustee, as mortgagee and lender loss payee, and evidence that the Loan Parties have taken all actions required under the Flood Laws to the extent reasonably requested by the Administrative Agent to assist in ensuring that each Lender is in compliance with the Flood Laws applicable to the Collateral, including, to the extent required, obtaining flood insurance in form and substance satisfactory to the Administrative Agent for such property, structures and contents prior to such property, structures and contents becoming Collateral.

7.1.14.4 Evidence of Filing.

UCC financing statements in appropriate form for filing under the UCC and such other documents under applicable requirements of Law in each jurisdiction as may be necessary or appropriate or, in the opinion of the Administrative Agent, desirable to perfect the Liens created, or purported to be created, by the Security Documents.

7.1.14.5 Pledged Collateral.

All certificates, agreements or instruments representing or evidencing the Pledged Collateral accompanied by instruments of transfer and stock powers undated and endorsed in blank have been delivered to the Collateral Trustee, provided that possession by the prior Collateral Trustee as bailee for the Collateral Trustee pursuant to the Successor Agent Agreement pending delivery to PNC as successor Collateral Trustee shall satisfy this condition as to all such possessed Pledged Collateral.

7.1.14.6 Other Security Interests.

All other certificates, agreements, including control agreements or instruments necessary to perfect the Collateral Trustee’s security interest (to the extent required by the Security Documents) in all Chattel Paper, Instruments, Deposit Accounts and Investment Property (as each such term is defined in the Security Agreement) of each Loan Party have been delivered or assigned to the Collateral Trustee.

7.2 Each Additional Loan or Letter of Credit.

At the time of making any Loans or issuing any Letters of Credit (or amendments or extensions thereto) other than Loans made or Letters of Credit issued on the Closing Date and after giving effect to the proposed extensions of credit: the representations and warranties of the Loan Parties contained in Section 6 [Representations and Warranties] and in the other Loan Documents shall be true on and as of the date of any Loan Request, any Swing Loan Request, and the making of such additional Loan or the issuance such Letter of Credit (or amendments or extensions thereto) with the same effect as though such representations and warranties had been made on and as of such date (except representations and warranties which expressly relate solely to an earlier date or time, which representations and warranties shall be true and correct on and as of the specific dates or times referred to therein) and the Loan Parties shall have performed and complied with all covenants and conditions hereof; no Event of Default or Potential Default shall have occurred and be continuing or shall exist; the making of the Loans or issuance of such Letter of Credit (or amendments or extensions thereto) shall not contravene any Law applicable to any Loan Party or any of the Lenders; and the Borrower shall have delivered to the Administrative Agent a duly executed and completed Loan Request or application for a Letter of Credit as the case may be.

8. COVENANTS

8.1 Affirmative Covenants.

The Loan Parties, jointly and severally, covenant and agree that until payment in full of the Loans, Reimbursement Obligations and Letter of Credit Borrowings, and interest thereon, expiration or termination of all Letters of Credit, and satisfaction of all of the Loan Parties’ other

Obligations under the Loan Documents and termination of the Commitments, the Loan Parties shall comply at all times with the following affirmative covenants:

8.1.1 Preservation of Existence, Etc.

Each Loan Party shall maintain its legal existence as a corporation, limited partnership or limited liability company and its license or qualification and good standing in each jurisdiction in which its failure to so qualify, individually or in the aggregate, would reasonably be expected to result in a Material Adverse Change, except as otherwise expressly permitted in Section 8.2.6 [Liquidations, Mergers, Etc.].

8.1.2 Payment of Liabilities, Including Taxes, Etc.

Each Loan Party shall duly pay and discharge all liabilities to which it is subject or which are asserted against it, promptly as and when the same shall become due and payable (including extensions), including all taxes, assessments and governmental charges upon it or any of its properties, assets, income or profits, prior to the date on which penalties attach thereto, except to the extent that such liabilities, including taxes, assessments or charges, are being contested in good faith and by appropriate and lawful proceedings diligently conducted and for which such reserve or other appropriate provisions, if any, as shall be required by GAAP shall have been made, but only to the extent that failure to pay or discharge any such liabilities would not result in any additional liability which would adversely affect to a material extent the financial condition of the Loan Parties, taken as a whole, or which would materially and adversely affect the Collateral, provided that the Loan Parties will pay all such liabilities forthwith upon the commencement of proceedings to enforce any Lien which may have attached as security therefor or take other action as is required to suspend such enforcement action unless such Lien otherwise qualifies as a Permitted Lien.

8.1.3 Maintenance of Insurance.

Each Loan Party shall insure its properties and assets against loss or damage by fire and such other insurable hazards (including flood, fire, property damage, workers’ compensation and public liability insurance) and against other risks (including errors and omissions), and in such amounts as similar properties and assets, as are commonly insured by prudent companies in similar circumstances carrying on similar businesses, and with reputable and financially sound insurers, including self-insurance to the extent customary. At the request of the Administrative Agent, the Loan Parties shall deliver to the Administrative Agent (x) annually an original certificate of insurance signed by the Loan Parties’ independent insurance broker describing and certifying as to the existence of the insurance on the Collateral required to be maintained by this Agreement and the other Loan Documents, together with a copy of the endorsement described in the next sentence attached to such certificate and (y) from time to time a summary schedule indicating all commercial insurance then in force with respect to each of the Loan Parties. Such policies of insurance shall contain the necessary endorsements or policy language, which shall (i) specify the Collateral Trustee on behalf of the Secured Parties as an additional insured on the liability policies and mortgagee and lender loss payee as their interests may appear, with the understanding that any obligation imposed upon the insured (including the liability to pay premiums) shall be the sole obligation of the applicable Loan Parties and not that of the additional insured,

(ii) provide that the interest of the Lenders, under the lender’s loss payable endorsement in a form similar to the form provided on the Closing Date, shall be insured regardless of any breach or violation by the applicable Loan Parties of any warranties, declarations or conditions contained in such policies or any action or inaction of the applicable Loan Parties, (iii) provide a waiver of any right of the insurers to set off or counterclaim or any other deduction, whether by attachment or otherwise (to the extent that the Loan Parties are able on a commercially reasonable efforts basis to obtain such waiver from the insurers), (iv) provide that no cancellation of such policies for any reason (including non-payment of premium) nor any change therein shall be effective until at least ten (10) days after notification to the Administrative Agent of such cancellation or change, (v) be primary without right of contribution of any other liability insurance carried by or on behalf of any additional insureds with respect to their respective interests in the Collateral, and (vi) provide that inasmuch as any liability policy covers more than one insured, all terms, conditions, insuring agreements and endorsements (except limits of liability) shall operate as if there were a separate policy covering each insured. Each Loan Party shall take all actions required under the Flood Laws to the extent reasonably requested by the Administrative Agent to assist in ensuring that each Lender is in compliance with the Flood Laws applicable to the Collateral, including, but not limited to, (i) maintaining such flood insurance in full force and effect and otherwise sufficient to comply with all applicable rules and regulations promulgated pursuant to the Flood Laws and (ii) delivering to the Administrative Agent evidence of such compliance in form and substance reasonably acceptable to the Administrative Agent. If a Casualty Event occurs, the Borrower shall promptly notify the Administrative Agent of such event and the estimated (or actual, if available) amount of such loss.

8.1.4 Maintenance of Properties and Leases.

Each Loan Party shall maintain in good repair, working order and condition (ordinary wear and tear excepted) in accordance with the general practice of other businesses of similar character and size, all of those material properties useful or necessary to its business, and from time to time, such Loan Party will make or cause to be made, in a reasonably diligent fashion, all appropriate repairs, renewals or replacements thereof.

8.1.5 Visitation Rights; Field Examinations.

Each Loan Party shall permit any of the officers or authorized employees or representatives of the Administrative Agent or any of the Lenders (so long as no Event of Default has occurred and is continuing, at such Administrative Agent’s or Lender’s expense) to visit and inspect any of its properties during normal business hours and to examine (including, without limitation, any field examinations) and make excerpts from its books and records and discuss its business affairs, finances and accounts with its officers, all in such detail and at such times and as often as any of the Lenders may reasonably request, provided that each Lender shall provide the Borrower and the Administrative Agent with reasonable notice prior to any visit or inspection, all such visits and inspections shall be made in accordance with such Loan Party’s standard safety, visit and inspection procedures and no such visit or inspection shall interfere with such Loan Party’s normal business operation. In the event any Lender desires to conduct an audit of any Loan Party, such Lender shall make a reasonable effort to conduct such audit contemporaneously with any audit to be performed by the Administrative Agent.

8.1.6 Keeping of Records and Books of Account.

The Borrower and each other Loan Party shall maintain and keep proper books of record and account which enable the Borrower to issue financial statements in accordance with GAAP and as otherwise required by applicable Laws of any Official Body having jurisdiction over the Borrower or any other Loan Party, and in which full, true and correct entries shall be made in all material respects of all its dealings and business and financial affairs. Without limiting the generality of the foregoing, the Loan Parties shall maintain adequate allowances on its books in accordance with GAAP for (i) future costs associated with any lung disease claim alleging pneumoconiosis or silicosis or arising out of exposure or alleged exposure to coal dust or the coal mining environment, (ii) future costs associated with retiree and health care benefits, (iii) future costs associated with reclamation of disturbed acreage, removal of facilities and other closing costs in connection with its mining activities and (iv) future costs associated with other potential Environmental Liabilities.

8.1.7 Compliance with Laws.

Each Loan Party shall comply with all applicable Laws, including all Environmental Laws, in all material respects, provided that it shall not be deemed to be a violation of this Section 8.1.7 if any failure to comply with any Law would not result in fines, penalties, remediation costs, other similar liabilities or injunctive relief which in the aggregate would reasonably be expected to result in a Material Adverse Change.

8.1.8 Use of Proceeds.

The Loan Parties will use the Letters of Credit and the proceeds of the Loans only as follows: (i) to refinance all amounts outstanding under the 2010 Credit Agreement, (ii) to provide for the continuance of Letters of Credit issued thereunder, and (iii) to provide for general corporate purposes of the Loan Parties, including, without limitation, Letters of Credit, Permitted Acquisitions, transactions fees and expenses, working capital and capital expenditures of the Loan Parties. The Loan Parties shall not use the Letters of Credit or the proceeds of the Loans for any purposes which contravenes any applicable Law or any provision hereof.

8.1.9 Further Assurances.

Each Loan Party shall, from time to time, at its expense, faithfully preserve and protect the Lien on and Prior Security Interest in the Collateral in favor of the Collateral Trustee for the benefit and of the Secured Parties as a continuing first priority perfected Lien, subject only to Permitted Liens, and shall do such other acts and things as the Administrative Agent in its reasonable discretion may deem necessary or advisable from time to time in order to preserve, perfect and protect the Liens granted under the Loan Documents and to exercise and enforce the Collateral Trustee’s rights and remedies thereunder with respect to the Collateral.

8.1.10 Subordination of Intercompany Loans.

Each Loan Party shall cause any intercompany Indebtedness, loans or advances owed by any Loan Party to any other Loan Party (other than the Borrower) to be subordinated pursuant to the terms of the Intercompany Subordination Agreement. Each Loan Party shall cause any intercompany Indebtedness, loans or advances owed by any Loan Party to any CNX Gas Loan Party to be subordinated pursuant to the terms of the CNX Gas Intercompany Subordination Agreement.

8.1.11 [Reserved].

8.1.12 Anti-Terrorism Laws.

None of the Loan Parties is or shall be (i) a Person with whom any Lender is restricted from doing business under Executive Order No. 13224 or any other Anti-Terrorism Law, (ii) engaged in any business involved in making or receiving any contribution of funds, goods or services to or for the benefit of such a Person or in any transaction that evades or avoids, or has the purpose of evading or avoiding, the prohibitions set forth in any Anti-Terrorism Law, or (iii) otherwise in violation of any Anti-Terrorism Law. Upon the request of any Lender, the Loan Parties shall provide to the Lenders certification confirming compliance by the Loan Parties with Anti-Terrorism Laws.

8.1.13 Maintenance of Coal Supply Agreements and Material Contracts.

Each Loan Party shall maintain and materially comply with the terms and conditions of all coal supply agreements and Material Contracts, the nonperformance of which would reasonably be expected to result in a Material Adverse Change.

8.1.14 Collateral.

Pursuant to the Loan Documents, the Loan Parties shall grant, or cause to be granted, to the Collateral Trustee, for the benefit of the Secured Parties, a first priority security interest in and lien on, subject only to Permitted Liens, (i) all capital stock and other equity interests owned by the Loan Parties (including all stock owned in CNX Gas), but only up to 65% of the capital stock or other equity interests of the Foreign Subsidiaries that are wholly-owned directly by the Borrower or any other Loan Party and none of the capital stock or equity interests of the other Excluded Subsidiaries (other than CNX Gas (as set forth above)), and (ii) all of the other assets (except as excluded or limited above or as excluded in any Security Document or any other Loan Document) of the Loan Parties including all accounts, inventory, as-extracted collateral, fixtures, equipment, investment property, instruments, chattel paper, general intangibles, Coal reserves, methane gas reserves, coal bed methane reserves, mineral rights, owned and leased Real Property, leasehold interests, patents and trademarks of each of the Loan Parties whether owned on the Closing Date or subsequently acquired; provided however, Liens will not be required on (a) the assets described on Schedule 8.1.14, (b) any stock or assets acquired after June 27, 2007 in a Permitted Acquisition under this Agreement, the 2007 Credit Agreement or the 2010 Credit Agreement, (c) any parcel of real property or any as-extracted collateral related thereto acquired after June 27, 2007 having a market value of less than the Threshold Amount, (d) any patents, trademarks, trade names and copyrights other than the Intellectual Property Collateral, (e) other than any capital stock of CNX Gas, any capital stock or other equity interests in any Person that is not a direct or indirect Subsidiary of the Borrower or any other Loan Party, or (f) the Baltimore Dock Facility.

8.1.15 Maintenance of Permits.

The Loan Parties shall maintain all Required Mining Permits in full force and effect in accordance with their terms except where the failure to do so would not reasonably be expected to result in a Material Adverse Change.

8.1.16 Post-Closing Matters.

The Loan Parties shall execute and deliver to the Administrative Agent the documents and complete the tasks set forth on Schedule 8.1.16 hereto, within time frames set forth therein, unless otherwise waived or extended by the Administrative Agent in its sole discretion.

8.2 Negative Covenants.

The Loan Parties, jointly and severally, covenant and agree that until payment in full of the Loans, Reimbursement Obligations and Letter of Credit Borrowings, and interest thereon, expiration or termination of all Letters of Credit, satisfaction of all of the Loan Parties’ other Obligations hereunder and termination of the Commitments, the Loan Parties shall comply with the following negative covenants:

8.2.1 Indebtedness.

None of the Loan Parties shall at any time create, incur, assume or suffer to exist any Indebtedness, except:

(i) Indebtedness under the Loan Documents;

(ii) Indebtedness existing on the Original Closing Date as set forth on Schedule 8.2.1 (including any Refinancings thereof);

(iii) Indebtedness secured by Liens permitted by clause (vii) of the definition of “Permitted Liens”; provided that the aggregate amount of such secured Indebtedness shall not exceed $250,000,000 (excluding for the purpose of this computation any loans or deferred payments secured by Liens described on Schedule 1.1(P)), and provided, further, that at the time of the incurrence of any such Indebtedness no Potential Default or Event of Default shall exist;

(iv) Indebtedness of any Loan Party payable to any other Loan Party so long as such Indebtedness is subordinated in accordance with the provisions of Section 8.1.10 [Subordination of Intercompany Loans];

(v) Indebtedness incurred in connection with any Swap Transaction entered into in the ordinary course of business and, other than Swap Transactions related to commodities, are not speculative;

(vi) [Reserved];

(vii) Indebtedness secured by Liens permitted by clauses (viii), (xi), (xii), (xiv), or (xxii) of the definition of “Permitted Liens”;

(viii) Indebtedness secured by a Lien permitted by clause (xv) of the definition of “Permitted Liens”; provided that the aggregate amount of such secured Indebtedness shall not exceed $50,000,000 at any time, and provided, further, that at the time of the incurrence of any such Indebtedness no Potential Default or Event of Default shall exist;

(ix) Indebtedness of the type reflected in clause (k) of the definition of “Indebtedness” arising out of or with respect to surety and performance bonds procured by the Loan Parties in the ordinary course of its business or Indebtedness secured by Liens permitted by clauses (i), (ii), (iii), (iv) or (xiii) of the definition of “Permitted Liens”;

(x) additional unsecured Indebtedness; provided that, at the time such unsecured Indebtedness is incurred, the Loan Parties can demonstrate pro forma compliance with the covenants contained in Section 8.2.15 [Maximum Leverage Ratio], Section 8.2.16 [Minimum Interest Coverage Ratio] and Section 8.2.17 [Maximum Senior Secured Leverage Ratio] (including in such computations all Indebtedness incurred under this clause), including any Refinancings thereof;

(xi) Indebtedness relating to the Senior Notes (2010) and the Senior Notes (2011); and

(xii) in-kind obligations relating to oil and gas balancing positions arising in the ordinary course of business.

8.2.2 Liens.

None of the Loan Parties shall at any time create, incur, assume or suffer to exist any Lien on any of its property or assets, tangible or intangible, now owned or hereafter acquired, or agree or become liable to do so, except Permitted Liens.

8.2.3 Guaranties.

None of the Loan Parties shall at any time, directly or indirectly, become or be liable in respect of any Guaranty, or assume, guarantee, become surety for, endorse or otherwise agree, become or remain directly or contingently liable upon or with respect to any obligation or liability of any other Person, except:

(i) any Guaranty by any Loan Party of representations, warranties, performance covenants, or indemnities arising in connection with any sale or other disposition of assets of any Loan Party permitted by this Agreement (other than a Permitted Gas Properties Disposition);

(ii) any Guaranty by any Loan Party of any Indebtedness, liabilities or other obligations of any other Loan Party;

(iii) any Guaranty by any Loan Party pursuant to the Guaranty Agreement;

(iv) any existing Guaranty that is set forth on Schedule 8.2.3;

(v) any Guaranty by any Loan Party, other than those specifically excepted pursuant to clauses (i) through (iv) above and (vi) below, for outstanding obligations (whether contingent or otherwise) so long as the outstanding aggregate amount of such Guaranties, at such time, plus, without duplication, the amount of Investments set forth in Section 8.2.4(vi) below, does not exceed $600,000,000; provided that (x) for the purposes of calculating the outstanding aggregate amount of such Guaranties and such Investments, this aggregate amount shall be reduced by the aggregate amount of any quantifiable rebate, dividend, return, or other financial benefit received by such Loan Party with respect to such Investments and Guaranties for the period from the Closing Date through and including the date of determination and (y) any payment under any Guaranty permitted by clause (vi) below shall reduce the amount of Guaranties permitted by this Section 8.2.3(v); and

(vi) any Guaranty by any Loan Party of the indebtedness, liabilities or obligations under the CNX Gas Credit Agreement.

8.2.4 Loans and Investments.

None of the Loan Parties shall at any time make or suffer to remain outstanding any Investment or become or remain liable for any Investments, except:

(i) trade credit extended on usual and customary terms in the ordinary course of business;

(ii) (a) payroll, travel and similar advances to cover matters that are expected at the time of such advances ultimately to be treated as expenses for accounting purposes and that are made in the ordinary course of business and (b) loans or advances to employees made in the ordinary course of business, provided that such loans and advances to all such employees do not exceed an aggregate amount of $5,000,000 outstanding at any time;

(iii) Permitted Investments;

(iv) Investments consisting of or in connection with any transaction permitted under Section 8.2.6 [Liquidations, Mergers, Consolidations, Acquisitions] (including without limitation any Permitted Acquisition);

(v) in connection with the management of employee benefit trust funds of any Loan Party or any Subsidiary of any Loan Party, investment of such employee benefit trust funds in investments of a type generally and customarily used in the management of employee benefit trust funds;

(vi) Investments, other than those specifically described in clauses (i) through (v) above and (vii) through (xv) below, made by the Loan Parties after the Closing Date in all Persons (other than the Loan Parties) in the form of cash, unpaid loans or advances from the Loan Parties, so long as the outstanding aggregate amount of such Investments, at such time, plus, without duplication, the amount of Guaranties set forth in Section 8.2.3(v) above, does not exceed $600,000,000; provided that (i) for purposes of calculating the outstanding aggregate amount of such Investments, including such Guaranties, such aggregate amount shall be reduced by the aggregate amount of any quantifiable rebate, dividend, return, or other financial benefit received by such Loan Party with respect to such Investments and Guaranties for the period from the Closing Date through and including the date of determination and (ii) any payment under any Guaranty permitted by Section 8.2.3(vi) shall reduce the amount of Investments permitted by this Section 8.2.4(vi), and provided further that no Potential Default or Event of Default shall exist immediately prior to and after giving effect to such Investment;

(vii) Investments of Non-Strategic Assets so long as no Potential Default or Event of Default shall exist immediately prior to and after giving effect to such Investment;

(viii) Investments, other than those specifically described in clauses (i) through (vii) above and (ix) and (xv) below, in the form of non-cash assets so long as the fair market value of such assets plus (without duplication) all sales, transfers, and dispositions of assets under Section 8.2.7(viii) [Disposition of Assets or Subsidiaries], for the period from the Closing Date through and including the date of determination, does not exceed $250,000,000 in the aggregate; provided that no Potential Default or Event of Default shall exist immediately prior to and after giving effect to such Investment;

(ix) Investments existing as of the Original Closing Date;

(x) Investments in any Loan Party;

(xi) Investments consisting of all or a portion of the Baltimore Dock Facility so long as no Potential Default or Event of Default shall exist immediately prior to and after giving effect to such Investment;

(xii) [Reserved];

(xiii) Investments consisting of (a) Gas Properties or (b) Permitted Coal Properties Dispositions, in each case as permitted to be sold, conveyed, assigned, leased, sold and leased-back, abandoned or otherwise transferred or disposed of under Section 8.2.7 [Disposition of Assets or Subsidiaries] hereof;

(xiv) stock, obligations or securities received in settlement of debts created in the ordinary course of business and owing to any Loan Party or in satisfaction of judgments; and

(xv) any Guaranties permitted by clauses (i) or (vi) of Section 8.2.3 [Guaranties].

8.2.5 Dividends and Related Distributions.

None of the Loan Parties shall make or pay, or agree to become or remain liable to make or pay, any dividend or other distribution of any nature (whether in cash, property, securities or otherwise) on account of or in respect of its shares of capital stock, partnership interests or limited liability company interests on account of the purchase, redemption, retirement or acquisition of its shares of capital stock (or warrants, options or rights therefor), partnership interests or limited liability company interests, except:

(i) dividends or other distributions payable to another Loan Party;

(ii) dividends payable by the Borrower on common stock issued by the Borrower (a) not to exceed an annual rate of $0.40 per share (such amount to be appropriately adjusted to reflect any stock split, reverse stock split, stock dividend or similar transaction occurring after the Closing Date so that the aggregate amount of dividends permitted after such transaction is the same as the amount permitted immediately prior to such transaction) or (b) in any amount greater than $0.40 per share if at the time of any such dividend payment (1) no Event of Default or Potential Default shall exist or shall result from such dividend payment after giving effect thereto; (2) the Leverage Ratio shall be 0.25 to 1.0 less than the maximum applicable Leverage Ratio permitted under Section 8.2.15 [Maximum Leverage Ratio] immediately prior to and after giving effect to such dividend; and (3) the Borrower has Availability in excess of $100,000,000 after such dividend;

(iii) stock purchases or redemptions in connection with the exercise by employees or members of the board of directors of any Loan Party of any equity securities issued pursuant to an employee or board of directors equity subscription agreement, equity option agreement or equity ownership arrangement or other compensation plan permitted to be issued hereunder;

(iv) common stock purchases or redemptions, made by the Borrower, of common stock issued by the Borrower, provided that at the time of any such purchases and redemptions, (1) no Event of Default or Potential Default shall exist or shall result from such purchases or redemptions after giving effect thereto; (2) the Leverage Ratio at such time is less than 3.5 to 1.0; and (3) the Borrower has Availability in excess of $100,000,000 after such purchases and redemptions; and

(v) dividends or other distributions payable by the Borrower on common stock issued by the Borrower that are payable solely in common stock issued by the Borrower.

8.2.6 Liquidations, Mergers, Consolidations, Acquisitions.

None of the Loan Parties shall dissolve, liquidate or wind-up its affairs, or become a party to any merger or consolidation, or acquire by purchase, lease or otherwise all or substantially all of a business or division of any other Person, provided that

(i) any Loan Party (other than the Borrower) may consolidate or merge into any other Loan Party and any Loan Party may consolidate or merge into the Borrower, provided that the Borrower is the surviving entity, and any Loan Party may consolidate or merge with another Person that is required to become a Loan Party so long as such Loan Party is the survivor of such consolidation or merger;

(ii) any Loan Party may acquire whether by purchase or by merger, (a) all of the ownership interests of another Person or (b) substantially all of assets of another Person, constituting a business or division of another Person (each a “Permitted Acquisition”), provided that each of the following requirements is met:

(A) the business acquired, or the business conducted by the Person whose ownership interests are being acquired, as applicable, shall be substantially the same as, or shall support or be complementary to, one or more line or lines of business conducted by the Loan Parties and shall comply with Section 8.2.10 [Continuation of or Change in Business];

(B) no Potential Default or Event of Default shall exist immediately prior to and after giving effect to such Permitted Acquisition;

(C) the Borrower shall have, after giving effect to such Permitted Acquisition, at least $100,000,000 of Availability;

(D)(1) the pro forma Leverage Ratio (including in such computation Indebtedness incurred in connection with such Permitted Acquisition and including income earned or expenses incurred by the Person, business or assets to be acquired prior to the date of such Permitted Acquisition) is less than 3.5 to 1.0 after taking into account such Permitted Acquisition or (2) if the pro forma Leverage Ratio (including in such computation Indebtedness incurred in connection with such Permitted Acquisition and including income earned or expenses incurred by the Person, business or assets to be acquired prior to the date of such Permitted Acquisition) is 3.5 to 1.0 or higher after taking into account such Permitted Acquisition, the aggregate Consideration to be paid by the Loan Parties for such Permitted Acquisition plus the Consideration paid for all other Permitted Acquisitions in the then current fiscal year shall not exceed $100,000,000; and

(E) if the Consideration to be paid by the Loan Parties for such Permitted Acquisition exceeds the Threshold Amount, the Loan Parties shall deliver to the Administrative Agent at least five (5) Business Days before such Permitted Acquisition: (1) a certificate of the Borrower in substantially the form of Exhibit 8.2.6 evidencing (x) pro forma compliance with the covenant contained in Section

8.2.16 [Minimum Interest Coverage Ratio], (y) if the Permitted Acquisition is of the type set forth in Subsection 8.2.6(ii)(D)(2) above, pro forma compliance with the covenant contained in Section 8.2.17 [Maximum Senior Secured Leverage Ratio] or, if the Permitted Acquisition is of the type set forth in Subsection 8.2.6(ii)(D)(1) above, that the pro forma Leverage Ratio is less than 3.5 to 1.0 (and in each case including in such computations Indebtedness incurred in connection with such Permitted Acquisition and including income earned or expenses incurred by the Person, business or assets to be acquired prior to the date of such Permitted Acquisition) and (z) that the Borrower shall have, after giving effect to such Permitted Acquisition, at least $100,000,000 of Availability, and (2) copies of any agreements entered into or proposed to be entered into by such Loan Parties in connection with such Permitted Acquisition and shall deliver to the Administrative Agent such other information about such Person or its assets as the Administrative Agent may reasonably require, and the Administrative Agent shall, to the extent it receives any such copies of agreements or information, provide such copies of agreements or information to the Lenders; and

(iii) any Loan Party that holds only de minimis assets and is not conducting any material business may dissolve.

8.2.7 Dispositions of Assets or Subsidiaries.

None of the Loan Parties shall sell, convey, assign, lease, sell and leaseback, abandon or otherwise transfer or dispose of, voluntarily or involuntarily, any of its properties or assets, tangible or intangible (including sale, assignment, discount or other disposition of Accounts, equipment or general intangibles with or without recourse or of capital stock, shares of beneficial interest, partnership interests or limited liability company interests of a Subsidiary of such Loan Party) or grant options or rights of first refusal in its assets, except:

(i) transactions involving the sale of inventory in the ordinary course of business;

(ii) any sale, transfer, lease, sublease or license of assets in the ordinary course of business which are no longer necessary or required in the conduct of such Loan Party’s business or the grant in the ordinary course of business of any non-exclusive easements, permits, licenses, rights of way, surface leases or other surface rights or interests;

(iii) any sale, transfer, lease, sublease or license of assets by any Loan Party to another Loan Party;

(iv) any sale, transfer, lease, sublease or license of assets, so long as (A) within two hundred and seventy (270) days following any such sale, transfer, lease, sublease or license of assets that were the subject thereof are replaced by or subject to contractual obligation for the replacement by, substitute, replacement or other assets of the type used in any Loan Party’s business, and (B) all such substitute assets are subject to the Collateral Trustee’s Prior Security Interest for the benefit of the Secured Parties to the extent such substitute assets are required to be part of the Collateral pursuant to this Agreement or the other Loan Documents; provided that the fair market value of all assets sold, transferred or leased under this clause in any given fiscal year shall not exceed $250,000,000 (for purposes of this Section, so long as an option or right of first refusal is in effect with respect to certain assets, it shall be treated as a disposition on the date that the option or right of first refusal is granted);

(v) any sale of Accounts or contracts giving rise to Accounts pursuant to the Permitted Receivables Financing to or by the Securitization Subsidiary, provided that at the time of any such sale no Event of Default shall exist or shall result from such sale after giving effect thereto;

(vi) any sale of Accounts arising from the export outside of the U.S. of goods or services by any Loan Party, provided that at the time of any such sale, no Event of Default or Potential Default shall exist or shall result from such sale after giving effect thereto;

(vii) any lease, sublease or license of assets (with a Loan Party as the lessor, sublessor or licensor) in the ordinary course of business, provided that the interests of the Loan Parties in any such lease, sublease or license are subject to the Lenders’ Prior Security Interest;

(viii) any sale, transfer or lease of assets, other than those specifically excepted pursuant to clauses (i) through (vii) above or (ix) through (xiii) below, so long as (A) the sum of (1) the Net Cash Proceeds of such sale, plus (2) all other Net Cash Proceeds from sales, transfers or leases of assets calculated for the period from the Closing Date through and including the date of determination, does not exceed an aggregate amount of $250,000,000 less (without duplication) the fair market value of assets contributed in the form of Investments pursuant to Section 8.2.4(viii) [Loans and Investments] subsequent to the Original Closing Date (for purposes of this Section, so long as an option or right of first refusal is in effect with respect to certain assets, it shall be treated as a disposition on the date that the option or right of first refusal is granted), and (B) notification of any such sale, transfer or lease of assets shall be included within the Borrower’s Compliance Certificate delivered pursuant to Section 8.3.4 [Certificate of the Borrower] for each fiscal quarter in which any such sale, transfer or lease of assets has occurred;

(ix) Permitted Coal Properties Dispositions so long as the Collateral Coverage remains greater than or equal to 2.5 to 1.0 after giving effect to each such disposition, based on the Appraisal;

(x) any sale, lease, transfer or other disposition of Gas Properties to any CNX Gas Loan Party so long as no Potential Default or Event of Default is then in existence or will result therefrom (a “Permitted Gas Properties Disposition”);

(xi) [Reserved];

(xii) the sale, transfer or lease of Non-Strategic Assets so long as no Potential Default or Event of Default is then in existence or will result therefrom and, in the event that the Net Cash Proceeds of such sale, transfer, or lease exceeds the Threshold Amount, the Loan Parties shall deliver to the Administrative Agent at least five (5) Business Days before such sale, transfer or lease a certificate of the Borrower evidencing pro forma compliance with the covenants contained in Section 8.2.15 [Maximum Leverage Ratio], Section 8.2.16 [Minimum Interest Coverage Ratio] and Section 8.2.17 [Maximum Senior Secured Leverage Ratio]; and

(xiii) the sale, transfer or lease of all or any portion of the Baltimore Dock Facility so long as no Potential Default or Event of Default shall exist immediately prior to and after giving effect to such sale, transfer or lease.

8.2.8 Affiliate Transactions.

Except for Guaranties permitted hereby, none of the Loan Parties shall enter into or carry out any transaction with an Affiliate thereof other than another Loan Party (including purchasing property or services from or selling property or services to any Affiliate of any Loan Party or other Person) unless (i) such transaction is not otherwise prohibited by this Agreement, and (ii) such transaction either (a) would be entered into by a prudent Person in the position of such Loan Party or (b) is entered into upon fair and reasonable arm’s-length terms and conditions and is in accordance with all applicable Law; provided that the foregoing shall not prohibit loans or advances to CNX Gas Loan Parties made in accordance with Section 8.2.4(vi).

8.2.9 Subsidiaries, Partnerships and Joint Ventures.

None of the Loan Parties shall own or create directly or indirectly any Subsidiaries other than (i) Excluded Subsidiaries; (ii) any Subsidiary that has joined this Agreement as a Guarantor on the Closing Date; and (iii) any Subsidiary (other than an Excluded Subsidiary) acquired or formed after the Closing Date which joins this Agreement within 20 Business Days after the date of acquisition or formation thereof as a Guarantor by delivering to the Administrative Agent and Collateral Trustee, as applicable, (A) a signed Guarantor Joinder, (B) documents in the forms described in Section 7.1 [Conditions to Amendment and Restatement; Conditions of Lending and Issuance of Letters of Credit], modified as appropriate, and (C) documents necessary to grant and perfect Prior Security Interests to the Collateral Trustee for the benefit of the Secured Parties in the equity interests required to be pledged hereunder of, and Collateral held by, such Subsidiary; provided, however, that Subsidiaries formed or acquired in connection with Permitted Acquisitions shall join this Agreement as Guarantors but shall not be required to grant a security interest to the Collateral Trustee for the benefit of the Secured Parties in the equity interests of, and property and other assets held by, such Subsidiaries or deliver documentation under clause (C) above. The foregoing requirements shall not apply to Subsidiaries of CNX Gas; provided that if a Subsidiary of CNX Gas becomes a guarantor under the CNX Gas Credit Agreement, concurrently therewith, such Subsidary shall deliver a signed joinder to the CNX Gas Guaranty Agreement (in the form attached thereto) to the Administrative Agent. Except in connection with an Investment permitted by Section 8.2.4 [Loans and Investments] or as a result of a Permitted Acquisition, none of the Loan Parties shall become or agree to (1) become a general partner in any general or limited partnership, except that the Loan Parties may be general partners in other Loan Parties, or (2) hold an equity interest in any Joint Venture.

8.2.10 Continuation of or Change in Business.

None of the Loan Parties shall engage in any business other than the business of the Loan Parties and their Subsidiaries, substantially as conducted and operated by the Loan Parties and their Subsidiaries, taken as a whole, as of the Closing Date or business that supports or is complimentary to such business, and the Loan Parties shall not permit any material change in the nature of such business.

8.2.11 Fiscal Year.

The Borrower shall not, and shall not permit any other Loan Party to, change its fiscal year from the twelve-month period beginning January 1 and ending December 31.

8.2.12 Issuance of Stock.

The Borrower shall not permit any other Loan Party to issue any additional shares of such Loan Party’s capital stock or any options, warrants or other rights in respect thereof to any Person other than to the Borrower or to any other Loan Party.

8.2.13 Changes in Organizational Documents; Amendments to Receivables Purchase Agreement.

(i) None of the Loan Parties shall amend in any material respect its certificate of incorporation (including any provisions or resolutions relating to capital stock), by-laws, certificate of limited partnership, partnership agreement, certificate of formation, limited liability company agreement or other organizational documents without providing at least ten (10) calendar days’ prior written notice to the Administrative Agent and the Lenders and, in the event such change would be adverse in any material respect to the Lenders as reasonably determined by the Administrative Agent, obtaining the prior written consent of the Required Lenders. For purposes of the foregoing, it shall be deemed material for, among other things, any amendment to affect the name of the entity, its state of formation, or its outstanding equity interests or the transferability thereof.

(ii) None of the Loan Parties shall, or shall permit any of its Subsidiaries to, supplement, modify, amend, or restate the Receivables Purchase Agreement in any material way from time to time without providing at least fifteen (15) calendar days’ prior written notice to the Administrative Agent and the Lenders and, in the event any supplement, modification, amendment or restatement would make any covenant, default, event of default or other material term under the Receivables Purchase Agreement more restrictive, in any material respect, than the covenants, defaults, events of default or other material terms of the Receivables Purchase Agreement as in effect on the Closing Date, as reasonably determined by the Administrative Agent, without obtaining the prior written consent of the Required Lenders.

8.2.14 Certain Matters Regarding Certain Other Indebtedness.

(i) None of the Loan Parties shall defease or make any prepayments, purchases, repurchases, or redemptions of or in respect of the Senior Notes (2010) or the Senior Notes (2011), unless at the time of any such prepayment, purchase, repurchase or redemption, no Event of Default or Potential Default shall exist or shall result from such prepayment, purchase, repurchase or redemption after giving effect thereto.

(ii) None of the Loan Parties shall supplement, modify, amend, or restate in any material way any of the Senior Notes (2010) Indentures, the Senior Notes (2011) Indenture or the Indebtedness described on Schedule 8.2.1, from time to time without providing at least fifteen (15) calendar days’ prior written notice to the Administrative Agent and the Lenders and, in the event any supplement, modification, amendment or restatement would make any covenant, default, event of default or other material term under the Senior Notes (2010) Indentures, the Senior Notes (2011) Indenture or any of the Indebtedness described on Schedule 8.2.1, more restrictive, in any material respect, than the covenants, defaults, events of default or other material terms of such Indebtedness, as in effect on the Closing Date, as reasonably determined by the Administrative Agent in its sole discretion, without obtaining the prior written consent of the Required Lenders.

8.2.15 Maximum Leverage Ratio.

The Loan Parties shall not permit the Leverage Ratio, calculated as of the end of each fiscal quarter, to be greater than the following amounts for the following periods:

Period	Ratio
Closing Date through March 31, 2013	4.75 to 1.0
June 30, 2013 and thereafter	4.50 to 1.0

Notwithstanding the above, the maximum permitted Leverage Ratio shall be reduced (i) by 0.25 to 1.0 if the aggregate gross proceeds received after the Closing Date by the Loan Parties from the Permitted Coal Properties Dispositions are in excess of $500,000,000, (ii) by an additional 0.25 to 1.0 if the aggregate gross proceeds received after the Closing Date by the Loan Parties from the Permitted Coal Properties Dispositions are in excess of $1,000,000,000, and (iii) by an additional 0.25 to 1.0 if the aggregate gross proceeds received after the Closing Date by the Loan Parties from the Permitted Coal Properties Dispositions are in excess of $1,500,000,000.

8.2.16 Minimum Interest Coverage Ratio.

The Loan Parties shall not permit the Interest Coverage Ratio, calculated as of the end of each fiscal quarter, to be less than 2.5 to 1.

8.2.17 Maximum Senior Secured Leverage Ratio.

The Loan Parties shall not permit the Senior Secured Leverage Ratio, calculated as of the end of each fiscal quarter, to be greater than 2.0 to 1.0.

8.2.18 Inconsistent Agreements.

The Borrower shall not, and shall not permit any other Loan Party to, enter into any material agreement containing any provision that would be violated or breached by any borrowing by the Borrower under this Agreement or by the performance by any Loan Party of their respective Obligations under this Agreement or under any other Loan Document.

8.2.19 Restrictions on Upstream Dividends and Payments.

The Borrower shall not, and shall not permit any other Loan Party to, enter into any agreement containing any provisions that would prohibit, limit or otherwise restrict dividends or distributions payable by any Loan Party to any other Loan Party.

8.2.20 Certain Matters Regarding the Collateral Trust Agreement.

There shall be (i) no amendment, modification, supplement or restatement of nor any waiver or consent under the Collateral Trust Agreement (except as required as a condition to this Agreement), nor (ii) any change after the Closing Date in the Person that is the Collateral Trustee as of the Closing Date, unless in the case of any of the matters under the immediately preceding clause (i) and clause (ii) the Borrower shall have provided at least thirty (30) calendar days’ prior written notice thereof to the Administrative Agent and the Lenders and obtaining the written consent of the Administrative Agent and the Required Lenders.

8.3 Reporting Requirements.

The Loan Parties, jointly and severally, covenant and agree that until payment in full of the Loans, Reimbursement Obligations and Letter of Credit Borrowings, and interest thereon, expiration or termination of all Letters of Credit, satisfaction of all of the Loan Parties’ other Obligations hereunder and under the other Loan Documents and termination of the Commitments, the Loan Parties will furnish or cause to be furnished to the Administrative Agent and each of the Lenders:

8.3.1 Quarterly Financial Statements.

As soon as available and in any event within forty (40) calendar days after the end of each of the first three fiscal quarters in each fiscal year (or such earlier or later date, from time to time established by the SEC in accordance with the Exchange Act applicable to the Borrower), financial statements of the Borrower, consisting of a consolidated balance sheet as of the end of such fiscal quarter and related consolidated statements of income, stockholders’ equity, and cash flows for the fiscal quarter then ended and the fiscal year through that date, all in reasonable detail and certified (subject to normal year-end audit adjustments) by the Chief Financial Officer or Treasurer of the Borrower as having been prepared in accordance with GAAP, consistently applied, and setting forth in comparative form the respective financial statements for the corresponding date and period in the previous fiscal year.

8.3.2 Annual Financial Statements.

As soon as available and in any event within sixty (60) days after the end of each fiscal year of the Borrower (or such earlier or later date, from time to time established by the SEC in accordance with the Exchange Act applicable to the Borrower), financial statements of the Borrower consisting of a consolidated balance sheet as of the end of such fiscal year, and related consolidated statements of income, stockholders’ equity, and cash flows for the fiscal year then ended, all in reasonable detail and setting forth in comparative form the financial statements as of the end of and for the preceding fiscal year, and certified by independent certified public accountants of nationally recognized standing reasonably satisfactory to the Administrative Agent. The certificate or report of accountants shall be free of qualifications (other than any consistency qualification that may result from a change in the method used to prepare the financial statements as to which such accountants concur) and shall not indicate the occurrence or existence of any event, condition or contingency which would materially impair the prospect of payment or performance of any covenant, agreement or duty of any Loan Party under any of the Loan Documents.

8.3.3 SEC Web Site.

Reports required to be delivered pursuant to Sections 8.3.1 [Quarterly Financial Statements], 8.3.2 [Annual Financial Statements] and 8.3.8(i) and (ii) [Other Reports and Information] shall be deemed to have been delivered on the date on which such report is posted on the SEC’s website at www.sec.gov, and such posting shall be deemed to satisfy the reporting requirements of Sections 8.3.1, 8.3.2 and 8.3.8(i) and (ii).

8.3.4 Certificate of the Borrower.

On or prior to the date that the financial statements of the Borrower furnished to the Administrative Agent and to the Lenders pursuant to Section 8.3.1 [Quarterly Financial Statements] and 8.3.2 [Annual Financial Statements] are required to be furnished, a certificate (each a “Compliance Certificate”) of the Borrower signed by the Chief Financial Officer or Treasurer of the Borrower, in the form of Exhibit 8.3.4, to the effect that, except as described pursuant to Section 8.3.6 [Notices], (i) the representations and warranties contained in Section 6 and in the other Loan Documents are true on and as of the date of such certificate with the same effect as though such representations and warranties had been made on and as of such date (except representations and warranties which expressly relate solely to an earlier date or time), (ii) no Event of Default or Potential Default exists and is continuing on the date of such certificate and (iii) containing calculations in sufficient detail to demonstrate compliance as of the date of such financial statements with all financial covenants contained in Section 8.2 [Negative Covenants].

8.3.5 [Reserved.]

8.3.6 Notices.

Notify the Administrative Agent:

(i) promptly after any Responsible Officer of the Borrower has learned of the occurrence of any Potential Default or Event of Default; and

(ii) promptly after any Responsible Officer of the Borrower has learned of any event which could reasonably be expected to have a Material Adverse Change.

8.3.7 Certain Events.

Written notice to the Administrative Agent and the Lenders:

(i) as required by Section 8.2.6(ii)(E) [Liquidations, Mergers, Consolidations, Acquisitions], with respect to any proposed acquisition of assets pursuant to such Section;

(ii) within the time limits set forth in Section 8.2.13 [Changes in Organizational Documents, Etc.], any material amendment to the organizational documents of any Loan Party (for purposes of the foregoing, it shall be deemed material for, among other things, any amendment to affect the name of the entity, its state of formation, or its outstanding equity interests or the transferability thereof) and also within such time limits the other notices required by such Section; and

(iii) within the time limits set forth in Section 8.2.14(ii) [Certain Matters Regarding Senior Notes (2010), the Senior Notes (2011) and Certain Other Indebtedness], any material supplement, modification, amendment or restatement of certain Indebtedness described therein.

8.3.8 Other Reports and Information.

(i) Any reports, notices or proxy statements generally distributed by the Borrower to its stockholders on a date no later than the date supplied to such stockholders,

(ii) Regular or periodic reports, including Forms 10-K, 10-Q and 8-K, registration statements and prospectuses, filed by the Borrower or any other Loan Party with the Securities and Exchange Commission, provided that the foregoing reports shall be deemed to have been delivered on the date on which such report is posted on the SEC’s web site at www.sec.gov, and such posting shall be deemed to satisfy this reporting requirement,

(iii) Promptly upon their becoming available to the Borrower, a copy of any material order in any material proceeding to which the Borrower or any other Loan Party is a party issued by any Official Body, and

(iv) Promptly upon request, such other reports and information as any of the Lenders may from time to time reasonably request, including without limitation, annual budgets and five year projections of the Borrower. The Borrower shall also notify the Lenders promptly of the enactment or adoption of any Law that would reasonably be expected to result in a Material Adverse Change.

9. DEFAULT

9.1 Events of Default.

An Event of Default shall mean the occurrence or existence of any one or more of the following events or conditions (whatever the reason therefor and whether voluntary, involuntary or effected by operation of Law):

9.1.1 Payments Under Loan Documents.

(i) The Borrower shall fail to make any scheduled payment of principal on any Loan when due or payment on any Letter of Credit Borrowing within one (1) Business Day after such amount becomes due; or

(ii) The Borrower shall fail to pay any interest on any Loan or any Letter of Credit Borrowing within three (3) days after such interest becomes due in accordance with the terms hereof; or

(iii) The Borrower shall fail to pay any other amount owing hereunder (specifically excluding principal, Letter of Credit Borrowings and interest, which are addressed in subparagraphs (i) and (ii) above) or under the other Loan Documents within the time period specified herein or therein and, if no time period is specified, then within three (3) days after a demand or notice has been provided to the Borrower requesting payment of such amount;

9.1.2 Breach of Warranty.

Any representation or warranty made at any time by any of the Loan Parties herein or by any of the Loan Parties in any other Loan Document, or in any certificate, other instrument or statement furnished pursuant to the provisions hereof or thereof, shall prove to have been false or incorrect in any material respect as of the time it was made or furnished;

9.1.3 Breach of Negative Covenants or Visitation Rights.

Any of the Loan Parties shall default in the observance or performance of any covenant contained in Section 8.1.1 [Preservation of Existence, Inc.] (with respect to the legal existence of the Borrower only), Section 8.1.5 [Visitation Rights; Field Examinations], Section 8.2 [Negative Covenants] or Section 8.3.6 (i) [Notices].

9.1.4 Breach of Other Covenants.

Any of the Loan Parties shall default in the observance or performance of any other covenant, condition or provision hereof or of any other Loan Document and such default shall continue unremedied for a period of thirty (30) days after any Responsible Officer of the Borrower becomes aware of the occurrence thereof (such grace period to be applicable only in the event such default can be remedied by corrective action of the Loan Parties as determined by the Administrative Agent in its sole discretion);

9.1.5 Defaults in Other Agreements or Indebtedness.

A default or event of default shall occur at any time under the terms of (i) the Senior Notes (2010), (ii) the Senior Notes (2011), (iii) the Permitted Receivables Financing or (iv) any other agreement involving borrowed money or the extension of credit or any other Indebtedness under which any Loan Party may be obligated as a borrower or guarantor in excess of the Threshold Amount in the aggregate, and such breach, default or event of default consists of the failure to pay (beyond any period of grace permitted with respect thereto) any indebtedness when due (whether at stated maturity, by acceleration or otherwise) or if such breach or default permits or causes the acceleration of Indebtedness or the termination of any commitment to lend in excess of the Threshold Amount;

9.1.6 Final Judgments or Orders.

Any final judgments, awards or orders not covered by insurance for the payment of money in excess of the Threshold Amount in the aggregate shall be entered against any Loan Party by a court having jurisdiction in the premises, which judgment is not discharged, vacated, bonded or stayed pending appeal within a period of sixty (60) days from the date of entry;

9.1.7 Loan Document Unenforceable; Collateral Trust Agreement Unenforceable.

(i) Except to the extent that such event occurs pursuant to the provisions of this Agreement, any of the Loan Documents to which any Loan Party or CNX Gas Loan Party is a party shall cease to be legal, valid and binding agreements enforceable against such Person executing the same or such Person’s successors and assigns (as permitted under the Loan Documents) in accordance with the respective terms thereof or shall cease to be in full force and effect (in either case except by operation of its terms) or shall be contested or challenged by any Loan Party or CNX Gas Loan Party or any agent thereof or cease to give or provide the respective Liens, security interests, rights, titles, interests, remedies, powers or privileges intended to be created thereby (except by operation of its terms); or

(ii) The Collateral Trust Agreement, at any time and for any reason (x) shall cease to be in full force and effect, (y) is declared to be null and void or (z) is the subject of a challenge to, or a dispute over, any aspect of such Collateral Trust Agreement and such challenge or dispute is determined by the Administrative Agent to be reasonably likely to adversely affect any Lien granted as security for the Obligations under any Loan Document;

9.1.8 Inability to Pay Debts; Attachment.

(i) Any Loan Party becomes unable or admits in writing its inability or fails generally to pay its debts as they become due, or (ii) any writ or warrant of attachment or execution or similar process is issued or levied against all or any substantial part of the property of any such Person and is not released, vacated or fully bonded within 60 days after its issue or levy;

9.1.9 ERISA.

The occurrence of any of the following events that, individually or in the aggregate, could reasonably be expected to result in a Material Adverse Change: (i) an ERISA Event occurs with respect to a Pension Plan or Multiemployer Plan which has resulted or could reasonably be expected to result in an actual obligation to pay money of the Borrower under Title IV of ERISA to the Pension Plan, Multiemployer Plan or the PBGC, or (ii) the Borrower or any ERISA Affiliate fails to pay when due, after the expiration of any applicable grace period, any installment payment with respect to its withdrawal liability under Section 4201 of ERISA under a Multiemployer Plan;

9.1.10 Change of Control.

Any person or group of persons (within the meaning of Sections 13(d) or 14(a) of the Exchange Act) shall have acquired beneficial ownership of (within the meaning of Rule 13d-3 under the Exchange Act) 25% or more of the voting capital stock of the Borrower; or (ii) within a period of twelve (12) consecutive calendar months, individuals who were directors of the Borrower on the first day of such period (or who were nominated by such directors) shall cease to constitute a majority of the board of directors of the Borrower;

9.1.11 Involuntary Proceedings.

A proceeding shall have been instituted in a court having jurisdiction in the premises seeking a decree or order for relief in respect of any Loan Party in an involuntary case under any applicable bankruptcy, insolvency, reorganization or other similar law now or hereafter in effect, or for the appointment of a receiver, liquidator, assignee, custodian, trustee, sequestrator, conservator (or similar official) of any Loan Party for any substantial part of its property, or for the winding-up or liquidation of its affairs, and such proceeding shall remain undismissed or unstayed and in effect for a period of sixty (60) consecutive days or such court shall enter a decree or order granting any of the relief sought in such proceeding; or

9.1.12 Voluntary Proceedings.

Any Loan Party shall commence a voluntary case under any applicable bankruptcy, insolvency, reorganization or other similar law now or hereafter in effect, shall consent to the entry of an order for relief in an involuntary case under any such law, or shall consent to the appointment or taking possession by a receiver, liquidator, assignee, custodian, trustee, sequestrator, conservator (or other similar official) of itself or for any substantial part of its property or shall make a general assignment for the benefit of creditors, or shall fail generally to pay its debts as they become due, or shall take any action in furtherance of any of the foregoing.

9.2 Consequences of Event of Default.

9.2.1 Events of Default Other Than Bankruptcy, Insolvency or Reorganization Proceedings.

If an Event of Default specified under Sections 9.1.1 [Payments under Loan Documents] through 9.1.10 [Change of Control] shall occur and be continuing, no further obligation shall exist on the part of the Lenders to make Loans, PNC to make Swing Loans or any Issuing Lender to issue Letters of Credit, as the case may be, and the Administrative Agent may, and upon the request of the Required Lenders, shall (i) by written notice to the Borrower, declare the unpaid principal amount of the Loans then outstanding and all interest accrued thereon, any unpaid fees and all other Obligations of the Borrower to the Lenders hereunder and thereunder to be forthwith due and payable, and the same shall thereupon become and be immediately due and payable to the Administrative Agent for the benefit of each Lender without presentment, demand, protest or any other notice of any kind, all of which are hereby expressly waived, and (ii) require the Borrower to, and the Borrower shall thereupon, deposit in a non-interest-bearing account with the Administrative Agent, as cash collateral for its Obligations under the Loan Documents (other than with respect to any obligations pursuant to Section 2.9.10 [Cash Collateral Prior to Expiration Date], which obligations shall be cash collateralized pursuant to the requirements of such Section), an amount equal to the maximum amount currently or at any time thereafter available to be drawn on all outstanding Letters of Credit, and the Borrower hereby pledges to the Administrative Agent and the Lenders, and grants to the Administrative Agent and the Lenders a security interest in, all such cash as security for such Obligations. Moneys in such account shall be applied by the Administrative Agent (x) first, to reimburse each of the Issuing Lenders for LC Disbursements for which it has not been reimbursed and (y) second, if the maturity of the Loans has been accelerated (with the consent of the Required Lenders), to satisfy other outstanding Obligations. Upon the curing of all existing Events of Default to the satisfaction of the Required Lenders, the Administrative Agent shall return such cash collateral to the Borrower; and

9.2.2 Bankruptcy, Insolvency or Reorganization Proceedings.

If an Event of Default specified under Section 9.1.11 [Involuntary Proceedings] or 9.1.12 [Voluntary Proceedings] shall occur, no further obligation shall exist on the Lenders or PNC to make Loans or any Issuing Lender to issue any Letters of Credit hereunder and the unpaid principal amount of the Loans then outstanding and all interest accrued thereon, any unpaid fees and all other Obligations of the Borrower to the Lenders hereunder and thereunder shall be immediately due and payable and the Borrower’s obligation to deposit cash collateral described in Section 9.2.1 [Events of Default Other Than Bankruptcy, Insolvency or Reorganization Proceedings] shall become effective immediately, in each case, without presentment, demand, protest or notice of any kind, all of which are hereby expressly waived; and

9.2.3 Set-off.

If an Event of Default shall occur and be continuing, any Lender to whom any Obligation is owed by any Loan Party hereunder or under any other Loan Document or any participant of such Lender which has agreed in writing to be bound by the provisions of Section 5.3 [Sharing of Payments by Lenders] and any branch, Subsidiary or Affiliate of such Lender or participant anywhere in the world shall have the right, in addition to all other rights and remedies available to it, without notice to such Loan Party, to set-off against and apply to the then unpaid balance of all the Loans and all other Obligations of the Borrower and the other Loan Parties hereunder or under any other Loan Document any debt owing to, and any other funds held in any manner for the account of, the Borrower or such other Loan Party by such Lender or participant or by such branch, Subsidiary or Affiliate, including all funds in all deposit accounts (whether time or demand, general or special, provisionally credited or finally credited, or otherwise) now or hereafter maintained by the Borrower or such other Loan Party for its own account (but not including funds held in custodian or trust accounts or funds not otherwise beneficially owned by the Borrower or such other Loan Party) with such Lender or participant or such branch, Subsidiary or Affiliate. Such right shall exist whether or not any Lender or the Administrative Agent shall have made any demand under this Agreement or any other Loan Document, whether or not such debt owing to or funds held for the account of the Borrower or such other Loan Party is or are matured or unmatured and regardless of the existence or adequacy of any Collateral, Guaranty or any other security, right or remedy available to any Lender or the Administrative Agent; and

9.2.4 Suits, Actions, Proceedings.

If an Event of Default shall occur and be continuing, and whether or not the Administrative Agent shall have accelerated the maturity of Loans pursuant to any of the foregoing provisions of this Section 9.2, the Administrative Agent or any Lender, if owed any amount with respect to the Loans, may proceed to protect and enforce its rights by suit in equity, action at law and/or other appropriate proceeding, whether for the specific performance of any covenant or agreement contained in this Agreement or the other Loan Documents, including as permitted by applicable Law the obtaining of the ex parte appointment of a receiver, and, if such amount shall have become due, by declaration or otherwise, proceed to enforce the payment thereof or any other legal or equitable right of the Administrative Agent or such Lender; and

9.2.5 Application of Proceeds; Collateral Trust Agreement.

9.2.5.1 Application of Proceeds.

From and after the date on which the Administrative Agent has taken any action pursuant to this Section 9.2 and until all Obligations of the Loan Parties have been paid in full, any and all proceeds received by the Administrative Agent from any sale or other disposition of the Collateral, or any part thereof, or the exercise of any other remedy by the Collateral Trustee or the Administrative Agent, shall be applied, subject to the provisions of the Collateral Trust Agreement, as follows:

(i) First, to payment of that portion of the Obligations constituting fees, indemnities, out-of-pocket expenses and other amounts (including reasonable fees, charges and disbursements of counsel to the Administrative Agent, the Syndication Agent and the Collateral Trustee) payable to the Administrative Agent, the Syndication Agent or the Collateral Trustee in their respective capacities as such;

(ii) Second, to payment of that portion of the Obligations constituting fees, indemnities and other amounts (other than principal, interest and Letter of Credit Fees) payable to the Lenders and the Issuing Lender (including fees, charges and disbursements of counsel to the respective Lenders and the Issuing Lender) arising under the

Loan Documents, ratably among them in proportion to the respective amounts described in this clause Second payable to them;

(iii) Third, to payment of that portion of the Obligations constituting accrued and unpaid Letter of Credit Fees and interest on the Loans, Letter of Credit Borrowings and other Obligations arising under the Loan Documents, ratably among the Lenders and the Issuing Lender in proportion to the respective amounts described in this clause Third payable to them;

(iv) Fourth, to the Administrative Agent for the account of the Issuing Lender, to Cash Collateralize that portion of Letter of Credit Obligations comprised of the aggregate undrawn amount of Letters of Credit to the extent not otherwise Cash Collateralized by the Borrower pursuant to this Agreement;

(v) Fifth, to payment of that portion of the Obligations constituting unpaid principal of the Loans, Letter of Credit Borrowings and Obligations then owing under Specified Swap Agreements and Other Lender Provided Financial Service Product, ratably among the Lenders, the Issuing Lender and the providers of Specified Swap Agreements and Other Lender Provided Financial Service Product in proportion to the respective amounts described in this clause Fifth held by them; and

(vi) Last, the balance, if any, after all of the Obligations have been indefeasibly paid in full, to the Borrower or as otherwise required by Law.

9.2.5.2 Collateral Trust Agreement.

Subject to sharing provisions set forth in the Collateral Trust Agreement, all Liens granted as security for the Obligations under the Security Documents and any other Loan Document shall secure ratably and on a pari passu basis (i) the Obligations in favor of the Administrative Agent and the Lenders hereunder and (ii) the Obligations incurred by any of the Loan Parties in favor of any Lender which provides a Specified Swap Agreement (the “Specified Swap Agreement Provider”). The Administrative Agent shall be deemed to serve as the collateral agent (the “Lender Group Collateral Agent”) for each Specified Swap Agreement Provider, for itself as Administrative Agent and for the Lenders hereunder, provided that the Lender Group Collateral Agent shall comply with the instructions and directions of the Administrative Agent (or the Lenders under this Agreement to the extent that this Agreement or any other Loan Documents empowers the Lenders to direct the Administrative Agent), as to all matters relating to the Collateral, including the maintenance and disposition thereof. No Specified Swap Agreement Provider (except in its capacity as a Lender hereunder (to the extent that this Agreement or any other Loan Document empowers the Lenders to direct the Administrative Agent)) shall be entitled or have the power to direct or instruct the Lender Group Collateral Agent on any such matters or to control or direct in any manner the maintenance or disposition of the Collateral.

9.2.6 Other Rights and Remedies.

In addition to all of the rights and remedies contained in this Agreement or in any of the other Loan Documents (including each Mortgage), subject to the Collateral Trust

Agreement, the Administrative Agent and the Collateral Trustee shall have all of the rights and remedies of a secured party under the Uniform Commercial Code or other applicable Law, all of which rights and remedies shall be cumulative and non-exclusive, to the extent, subject to the Collateral Trust Agreement, permitted by Law. The Administrative Agent and the Collateral Trustee may, and upon the request of the Required Lenders shall, exercise all post-default rights granted to the Administrative Agent and the Lenders under the Loan Documents or applicable Law.

9.3 Notice of Sale.

Any notice required to be given by the Collateral Trustee of a sale, lease, or other disposition of the Collateral or any other intended action by the Collateral Trustee, if given to the Borrower at least ten (10) days prior to such proposed action, shall constitute commercially reasonable and fair notice thereof to the Borrower.

10. THE ADMINISTRATIVE AGENT

10.1 Appointment and Authority.

Each Lender and Issuing Lender hereby irrevocably designates, appoints and authorizes: (i) PNC to act as Administrative Agent for such Lender under this Agreement and to execute and deliver or accept on behalf of each of the Lenders the other Loan Documents, (ii) Bank of America to act as Syndication Agent for each Lender under this Agreement, and (iii) PNC to act as Collateral Trustee pursuant to the Collateral Trust Agreement. Each Lender hereby irrevocably authorizes, and each holder of any Note by the acceptance of a Note shall be deemed irrevocably to authorize, the Administrative Agent to take such action on its behalf under the provisions of this Agreement and the other Loan Documents and any other instruments and agreements referred to herein, and to exercise such powers and to perform such duties hereunder as are specifically delegated to or required of the Administrative Agent, the Syndication Agent or any of them by the terms hereof, together with such powers as are reasonably incidental thereto. PNC agrees to act as the Administrative Agent on behalf of the Lenders to the extent provided in this Agreement, and Bank of America, N.A. agrees to act as Syndication Agent on behalf of the Lenders to the extent provided in this Agreement. The provisions of this Section 10 are solely for the benefit of the Administrative Agent, the Syndication Agent, the Lenders and the Issuing Lender, and neither the Borrower nor any other Loan Party shall have rights as a third party beneficiary of any of such provisions, except as set forth in Section 10.10 [Authorization to Release Collateral and Guarantors; Certain Amendments].

10.2 Rights as a Lender.

The Person serving as the Administrative Agent and Syndication Agent hereunder shall have the same rights and powers in its capacity as a Lender as any other Lender and may exercise the same as though it were not the Administrative Agent or Syndication Agent, as applicable, and the term “Lender” or “Lenders” shall, unless otherwise expressly indicated or unless the context otherwise requires, include the Person serving as the Administrative Agent or Syndication Agent hereunder in its individual capacity. Such Person and its Affiliates may accept deposits from, lend money to, act as the financial advisor or in any other advisory capacity for and generally engage in any kind of business with the Borrower or any Subsidiary or other Affiliate thereof as if such Person were not the Administrative Agent or Syndication Agent hereunder and without any duty to account therefor to the Lenders.

10.3 Exculpatory Provisions.

The Administrative Agent and Syndication Agent shall not have any duties or obligations except those expressly set forth herein and in the other Loan Documents. Without limiting the generality of the foregoing, the Administrative Agent and the Syndication Agent :

(a) shall not be subject to any fiduciary or other implied duties, regardless of whether a Potential Default or Event of Default has occurred and is continuing;

(b) shall not have any duty to take any discretionary action or exercise any discretionary powers, except discretionary rights and powers expressly contemplated hereby or by the other Loan Documents that the Administrative Agent or Syndication Agent is required to exercise as directed in writing by the Required Lenders (or such other number or percentage of the Lenders as shall be expressly provided for herein or in the other Loan Documents); provided that the Administrative Agent or Syndication Agent shall not be required to take any action that, in its opinion or the opinion of its counsel, may expose such Administrative Agent or Syndication Agent to liability or that is contrary to any Loan Document or applicable Law; and

(c) shall not, except as expressly set forth herein and in the other Loan Documents, have any duty to disclose, and shall not be liable for the failure to disclose, any information relating to the Borrower or any of its Affiliates that is communicated to or obtained by the Person serving as the Administrative Agent or Syndication Agent any of their Affiliates in any capacity.

The Administrative Agent and Syndication Agent shall not be liable for any action taken or not taken by it (i) with the consent or at the request of the Required Lenders (or such other number or percentage of the Lenders as shall be necessary, or as the Administrative Agent or Syndication Agent shall believe in good faith shall be necessary, under the circumstances as provided in Sections 11.1 [Modifications, Amendments or Waivers] and 9.2 [Consequences of Event of Default]) or (ii) in the absence of its own gross negligence or willful misconduct. The Administrative Agent and Syndication Agent shall be deemed not to have knowledge of any Potential Default or Event of Default unless and until notice describing such Potential Default or Event of Default is given to the Administrative Agent and/or Syndication Agent, as applicable, by the Borrower, a Lender or the Issuing Lender.

The Administrative Agent and Syndication Agent shall not be responsible for or have any duty to ascertain or inquire into (i) any statement, warranty or representation made in or in connection with this Agreement or any other Loan Document, (ii) the contents of any certificate, report or other document delivered hereunder or thereunder or in connection herewith or therewith, (iii) the performance or observance of any of the covenants, agreements or other terms or conditions set forth herein or therein or the occurrence of any Potential Default or Event of Default, (iv) the validity, enforceability, effectiveness or genuineness of this Agreement, any other Loan Document or any other agreement, instrument or document or (v) the satisfaction of any condition set forth in Section 7 [Conditions to Amendment and Restatement; Conditions of Lending and Issuance of Letters of Credit] or elsewhere herein, other than to confirm receipt of items expressly required to be delivered to the Administrative Agent.

10.4 Reliance by Agents.

The Administrative Agent and Syndication Agent shall be entitled to rely upon, and shall not incur any liability for relying upon, any notice, request, certificate, consent, statement, instrument, document or other writing (including any electronic message, Internet or intranet website posting or other distribution) believed by it to be genuine and to have been signed, sent or otherwise authenticated by the proper Person. The Administrative Agent and Syndication Agent also may rely upon any statement made to it orally or by telephone and believed by it to have been made by the proper Person, and shall not incur any liability for relying thereon. In determining compliance with any condition hereunder to the making of a Loan, or the issuance of a Letter of Credit, that by its terms must be fulfilled to the satisfaction of a Lender or the Issuing Lender, the Administrative Agent and Syndication Agent may presume that such condition is satisfactory to such Lender or the Issuing Lender unless the Administrative Agent and/or Syndication Agent shall have received notice to the contrary from such Lender or the Issuing Lender prior to the making of such Loan or the issuance of such Letter of Credit. The Administrative Agent and Syndication Agent may consult with legal counsel (who may be counsel for the Borrower), independent accountants and other experts selected by it, and shall not be liable for any action taken or not taken by it in accordance with the advice of any such counsel, accountants or experts.

10.5 Delegation of Duties.

The Administrative Agent and Syndication Agent may perform any and all of their duties and exercise their rights and powers hereunder or under any other Loan Document by or through any one or more sub-agents appointed by the Administrative Agent. The Administrative Agent, Syndication Agent and any such sub-agent may perform any and all of its duties and exercise its rights and powers by or through their respective Related Parties. The exculpatory provisions of this Section 10 shall apply to any such sub-agent and to the Related Parties of the Administrative Agent and Syndication Agent and any such sub-agent, and shall apply to their respective activities in connection with the syndication of the credit facilities provided for herein as well as activities as Administrative Agent and Syndication Agent.

10.6 Resignation of Agents.

The Administrative Agent and/or Syndication Agent may at any time give notice of its resignation to the Lenders, the Issuing Lender and the Borrower. Upon receipt of any such notice of resignation, the Required Lenders shall have the right, with approval from the Borrower (so long as no Event of Default has occurred and is continuing), to appoint a successor, such approval not to be unreasonably withheld or delayed. If no such successor shall have been so appointed by the Required Lenders and shall have accepted such appointment within thirty (30) days after the retiring Administrative Agent and/or Syndication Agent gives notice of its resignation, then the retiring Administrative Agent and/or Syndication Agent may on behalf of the Lenders and the Issuing Lender, appoint a successor Administrative Agent and/or Syndication Agent meeting the qualifications set forth above; provided that if the Administrative Agent and/or Syndication Agent shall notify the Borrower and the Lenders that no qualifying Person has accepted such appointment, then such resignation shall nonetheless become effective in accordance with such notice and (i) the retiring Administrative Agent and/or Syndication Agent shall be discharged from its duties and obligations hereunder and under the other Loan Documents (except that in the case of any collateral security held by the Administrative Agent on behalf of the Lenders or the Issuing Lender under any of the Loan Documents, the retiring Administrative Agent shall continue to hold such collateral security until such time as a successor Administrative Agent is appointed) and (ii) all payments, communications and determinations provided to be made by, to or through the Administrative Agent shall instead be made by or to each Lender and the Issuing Lender directly, until such time as the Required Lenders appoint a successor Administrative Agent as provided for above in this Section 10.6. Upon the acceptance of a successor’s appointment as Administrative Agent and/or Syndication Agent hereunder, such successor shall succeed to and become vested with all of the rights, powers, privileges and duties of the retiring (or retired) Administrative Agent and/or Syndication Agent, and the retiring Administrative Agent and/or Syndication Agent shall be discharged from all of its duties and obligations hereunder or under the other Loan Documents (if not already discharged therefrom as provided above in this Section). The fees payable by the Borrower to a successor Administrative Agent shall be the same as those payable to its predecessor unless otherwise agreed between the Borrower and such successor. After the retiring Administrative Agent’s and/or Syndication Agent resignation hereunder and under the other Loan Documents, the provisions of this Section 10.6 and Section 11.3 [Expenses; Indemnity; Damage Waiver] shall continue in effect for the benefit of such retiring Administrative Agent and/or Syndication Agent, their sub-agents and their respective Related Parties in respect of any actions taken or omitted to be taken by any of them while the retiring Administrative Agent and/or Syndication Agent was acting as Administrative Agent and/or Syndication Agent, as applicable.

If PNC resigns as Administrative Agent under this Section 10.6, PNC shall also resign as an Issuing Lender; provided that if there are any Letters of Credit outstanding with PNC as the Issuing Lender at the time of PNC’s resignation as the Administrative Agent, notwithstanding any provision to the contrary in the foregoing paragraph, PNC’s resignation as the Issuing Lender shall not be effective until a successor Administrative Agent has been appointed and the provisions of clause (ii) in the following sentence have been satisfied. Upon the appointment of a successor Administrative Agent hereunder, such successor shall (i) succeed to all of the rights, powers, privileges and duties of PNC as the retiring Issuing Lender and Administrative Agent and PNC shall be discharged from all of its respective duties and obligations as Issuing Lender and Administrative Agent under the Loan Documents, and (ii) issue letters of credit in substitution for the Letters of Credit issued by PNC, if any, outstanding at the time of such succession or make other arrangement satisfactory to PNC to effectively assume the obligations of PNC with respect to such Letters of Credit.

If the Person serving as Administrative Agent is a Defaulting Lender pursuant to clause (d) of the definition thereof, the Required Lenders may, to the extent permitted by applicable law, by notice in writing to the Borrower and such Person remove such Person as Administrative Agent and, in consultation with the Borrower, appoint a successor. If no such successor shall have been so appointed by the Required Lenders and shall have accepted such appointment within 30 days (or such earlier day as shall be agreed by the Required Lenders) (the “Removal Effective Date”), then such removal shall nonetheless become effective in accordance with such notice on the Removal Effective Date.

10.7 Non-Reliance on Administrative Agent and Other Lenders.

Each Lender and the Issuing Lender acknowledges that it has, independently and without reliance upon the Administrative Agent or Syndication Agent or any other Lender or any of their Related Parties and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement. Each Lender and the Issuing Lender also acknowledges that it will, independently and without reliance upon the Administrative Agent or any other Lender or any of their Related Parties and based on such documents and information as it shall from time to time deem appropriate, continue to make its own decisions in taking or not taking action under or based upon this Agreement, any other Loan Document or any related agreement or any document furnished hereunder or thereunder.

10.8 No Other Duties, etc.

Anything herein to the contrary notwithstanding, none of the Lenders listed on the cover page hereof shall have any powers, duties or responsibilities under this Agreement or any of the other Loan Documents, except in its capacity, as applicable, as the Administrative Agent, Syndication Agent, Collateral Trustee, a Lender or the Issuing Lender hereunder.

10.9 Administrative Agent’s Fee.

The Borrower shall pay to the Administrative Agent a nonrefundable fee (the “Administrative Agent’s Fee”) under the terms of a letter (the “Administrative Agent’s Letter”) between the Borrower and Administrative Agent, as amended from time to time.

10.10 Authorization to Release Collateral and Guarantors; Certain Amendments.

It is expressly agreed by each Lender and each Issuing Lender, that (i) upon the written request of the Borrower (accompanied by such certificates and other documentation as the Administrative Agent may reasonably request) the Administrative Agent on behalf of the Lenders and without any consent or action by any Lender, shall, so long as no Event of Default exists after giving effect thereto, release, subordinate, enter into non-disturbance agreements or consent to the release by the Collateral Trustee of or with respect to (x) any Collateral or any Guarantor from a Guaranty Agreement or any other Loan Document, in either case, in connection with any sale, transfer, lease, disposition, merger or other transaction permitted or not prohibited by this Agreement (including without limitation, a release of Accounts or contracts giving rise to Accounts from time to time in connection with the Permitted Receivables Financing and releases in connection with any Permitted Gas Properties Disposition or Permitted Coal Properties Disposition), such release to include releases from the Guaranty Agreement or any other Loan Document of any Loan Party that becomes an Excluded Subsidiary or ceases to be a Subsidiary pursuant to any sale, transfer, lease, disposition, merger or other transaction permitted by this

Agreement and a release of all the assets of such Loan Party that becomes an Excluded Subsidiary or ceases to be a Subsidiary (other than, with respect to CNX Gas, a pledge of its capital stock or equity interests directly owned by any Loan Party) or (y) any assets no longer required to be Collateral pursuant to the terms hereof or of any other Loan Document or (z) any easements, permits, licenses, rights of way, surface leases or other surface rights or interests permitted to be granted hereunder, and (ii) notwithstanding Section 11.1 [Modifications, Amendments or Waivers] or any other provision in any Loan Document to the contrary, the Administrative Agent may, on behalf of the Lenders and without any consent or action by any Lender, amend, modify, supplement, restate, terminate or release in whole or in part any of the Loan Documents from time to time or consent to such action by the Collateral Trustee to (a) cure any defect or error, (b) comply with any provision hereunder or under any other Loan Document, (c) add Guarantors of the Obligations; (d) add property or other assets as Collateral, (e) add covenants of the Borrower or the other Loan Parties for the benefit of the Lenders or to surrender any right or power herein conferred upon the Borrower or any of the other Loan Parties, (f) approve of any correction or update to any Schedule hereto or to any other Loan Document to the extent such Schedule is being corrected in any manner that is not material or is being updated to reflect the consummation of any transaction or exercise of any rights of the Loan Parties permitted hereunder for which no consent is required or for which the required consent has been received, (g) make any change that does not adversely affect the rights of any Lender, (h) release from perfection any Lien created by any Loan Document that is no longer required by the terms hereof or such Loan Document to be perfected, or (i) share Collateral on a pro rata basis with any counterparty to a Specified Hedge Agreement described in clause (iii) of the definition of Specified Hedge Agreement.

10.11 No Reliance on Administrative Agent’s Customer Identification Program.

Each Lender acknowledges and agrees that neither such Lender, nor any of its Affiliates, participants or assignees, may rely on the Administrative Agent to carry out such Lender’s, Affiliate’s, participant’s or assignee’s customer identification program, or other obligations required or imposed under or pursuant to the USA Patriot Act or the regulations thereunder, including the regulations contained in 31 CFR 103.121 (as hereafter amended or replaced, the “CIP Regulations”), or any other Anti-Terrorism Law, including any programs involving any of the following items relating to or in connection with any of the Loan Parties, their Affiliates or their agents, the Loan Documents or the transactions hereunder or contemplated hereby: (i) any identity verification procedures, (ii) any recordkeeping, (iii) comparisons with government lists, (iv) customer notices or (v) other procedures required under the CIP Regulations or such other Laws.

10.12 Certain Matters Regarding the Collateral Trust Agreement.

(a) Each Lender agrees that the Loan Parties shall be permitted to obtain releases of Liens on the Collateral directly from the Collateral Trustee to the extent that the Loan Parties are selling, transferring, leasing, disposing of, merging, or investing assets (including entities) or otherwise entering into a transaction permitted or not prohibited by this Agreement; provided that during the existence of a Potential Default or Event of Default, all releases shall be with the authorization of the Administrative Agent. Each Lender, by its execution and delivery of this Agreement, hereby authorizes the Administrative Agent to take all actions under or in connection with the Collateral Trust

Agreement required to be taken by the Administrative Agent on behalf of such Lender under the Collateral Trust Agreement.

(b) Each Loan Party, by its execution and delivery of this Agreement, hereby authorizes the Administrative Agent to contact any of the Secured Parties to obtain the “Payment Information” as defined in the Collateral Trust Agreement, pursuant to a request of the Collateral Trustee.

11. MISCELLANEOUS

11.1 Modifications, Amendments or Waivers.

With the written consent of the Required Lenders, the Administrative Agent, acting on behalf of all the Lenders, and the Borrower, on behalf of the Loan Parties, may from time to time enter into written agreements amending or changing any provision of this Agreement or any other Loan Document or the rights of the Lenders or the Loan Parties hereunder or thereunder, or may grant written waivers or consents hereunder or thereunder; provided, that no consent of any Lender is required for releases, corrections, amendments, updates or other transactions or actions authorized by Section 10.10 [Authorization to Release Collateral and Guarantors; Certain Amendments]. Any such agreement, waiver or consent made with such written consent shall be effective to bind all the Lenders and the Loan Parties; provided, that no such agreement, waiver or consent may be made which will:

11.1.1 Increase of Commitment.

Increase the amount of the Revolving Credit Commitment or Swing Loan Commitments of any Lender hereunder without the consent of such Lender;

11.1.2 Extension of Payment; Reduction of Principal Interest or Fees; Modification of Terms of Payment.

Whether or not any Loans are outstanding, extend the Expiration Date or the time for payment of principal or interest of any Loan, the Commitment Fee or any other fee payable to any Lender, or reduce the principal amount of or the rate of interest borne by any Loan or reduce the Commitment Fee or any other fee payable to any Lender, without the consent of each Lender directly affected thereby;

11.1.3 Release of Guarantor.

Except as otherwise provided in this Agreement, without the written consent of: (i) the Super-Majority Lenders (other than Defaulting Lenders), release any Guarantor from its Obligations under the Guaranty Agreement or the CNX Gas Guaranty Agreement, or (ii) all the Lenders (other than Defaulting Lenders), release any Guarantor that is a Significant Subsidiary (as defined in Regulation S-X under the Exchange Act) of the Borrower from its Obligations under the Guaranty Agreement or all or substantially all of the Guarantors (as measured by fair market value of their assets) from their Obligations under the Guaranty Agreement or the CNX Gas Guaranty Agreement; provided that the foregoing consents shall not be required in connection with any sale, transfer, lease, disposition, merger or other transaction otherwise permitted by this Agreement and any Permitted Gas Properties Disposition or Permitted Coal Properties Disposition, which such consents are given if required solely by the Administrative Agent pursuant to Section 10.10 [Authorization to Release Collateral and Guarantors; Certain Amendments];

11.1.4 Release of Collateral.

Except as otherwise provided in this Agreement, without the written consent of: (i) the Super-Majority Lenders (other than Defaulting Lenders), release any Collateral, or (ii) all the Lenders (other than Defaulting Lenders), release all or substantially all of the Collateral; provided that the foregoing consents shall not be required in connection with any sale, transfer, lease, disposition, merger or other transaction otherwise permitted by this Agreement and any Permitted Gas Properties Disposition or Permitted Coal Properties Disposition, which such consents are given if required solely by the Administrative Agent pursuant to Section 10.10 [Authorization to Release Collateral and Guarantors; Certain Amendments]; and provided further that in the event that the Borrower provides any applicable Issuing Lender with Cash Collateral to secure any Letters of Credit with an expiry date beyond the Expiration Date pursuant to Section 2.9.10 [Cash Collateral Prior to the Expiration Date] the Issuing Lender is permitted to release such Cash Collateral without the consent of any Lender once such Letter of Credit has terminated, expired or has otherwise been returned to the Issuing Lender undrawn; or

11.1.5 Miscellaneous.

Amend Section 5.2 [Pro Rata Treatment of Lenders] or 5.3 [Sharing of Payments by Lenders] or this Section 11.1, alter any provision regarding the pro rata treatment of the Lenders or requiring all Lenders to authorize the taking of any action or reduce any percentage specified in the definition of Required Lenders or Super-Majority Lenders, in each case without the consent of all of the Lenders; provided that no agreement, waiver or consent which would modify the interests, rights or obligations of the Administrative Agent, the Syndication Agent, PNC in its capacity as the Lender of Swing Loans, or the Issuing Lender may be made without the written consent of such Administrative Agent, the Syndication Agent, PNC in its capacity as the Lender of Swing Loans, or Issuing Lender, as applicable, and provided, further that, if in connection with any proposed waiver, amendment or modification referred to in Sections 11.1.1 through 11.1.5 above, the consent of the Required Lenders is obtained but the consent of one or more of such other Lenders whose consent is required is not obtained (each a “Non-Consenting Lender”), then the Borrower shall have the right to replace any such Non-Consenting Lender with one or more replacement Lenders pursuant to Section 5.6.2 [Replacement of a Lender].

11.2 No Implied Waivers; Cumulative Remedies.

No course of dealing and no delay or failure of the Administrative Agent or any Lender in exercising any right, power, remedy or privilege under this Agreement or any other Loan Document shall affect any other or future exercise thereof or operate as a waiver thereof, nor shall any single or partial exercise thereof preclude any further exercise thereof or of any other right, power, remedy or privilege. The rights and remedies of the Administrative Agent and the Lenders under this Agreement and any other Loan Documents are cumulative and not exclusive of any rights or remedies which they would otherwise have.

11.3 Expenses; Indemnity; Damage Waiver.

11.3.1 Costs and Expenses.

The Borrower shall pay (i) all reasonable out-of-pocket expenses incurred by the Lead Arrangers, the Administrative Agent, the Syndication Agent, the Collateral Trustee and their Affiliates (including the reasonable fees, charges and disbursements of outside counsel for the Administrative Agent and Syndication Agent), and shall pay all reasonable fees in connection with the syndication of the credit facilities provided for herein, the preparation, negotiation, execution, delivery and administration of this Agreement and the other Loan Documents or any amendments, modifications or waivers of the provisions hereof or thereof (whether or not the transactions contemplated hereby or thereby shall be consummated), (ii) all reasonable out-of-pocket expenses incurred by the Issuing Lender in connection with the issuance, amendment, renewal or extension of any Letter of Credit or any demand for payment thereunder, (iii) all reasonable out-of-pocket expenses incurred by the Administrative Agent, Syndication Agent, Collateral Trustee, any Lender or the Issuing Lender (including the reasonable fees, charges and disbursements of any counsel for the Administrative Agent, Syndication Agent, Collateral Trustee, any Lender or the Issuing Lender), in connection with the enforcement or protection of its rights (A) in connection with this Agreement and the other Loan Documents, including its rights under this Section, or (B) in connection with the Loans made or Letters of Credit issued hereunder, including all such reasonable out-of-pocket expenses incurred during any workout, restructuring or negotiations in respect of such Loans or Letters of Credit, and (iv) all reasonable out-of-pocket expenses of the Administrative Agent’s and Syndication Agent’s regular employees and agents engaged periodically to perform audits of the Loan Parties’ books, records and business properties.

11.3.2 Indemnification by the Borrower.

The Borrower shall indemnify the Lead Arrangers, the Administrative Agent and Syndication Agent (and any sub-agent thereof), each Lender and the Issuing Lender, and each Related Party of any of the foregoing Persons (each such Person being called an “Indemnitee”) against, and hold each Indemnitee harmless from, any and all losses, claims, damages, liabilities and reasonable out-of-pocket related expenses (including the fees, charges and disbursements of any outside counsel for any Indemnitee) incurred by any Indemnitee or asserted against any Indemnitee by any third party or by the Borrower or any other Loan Party arising out of, in connection with, or as a result of (i) the execution or delivery of this Agreement, any other Loan Document or any agreement or instrument contemplated hereby or thereby, the performance or nonperformance by the Loan Parties of their respective obligations hereunder or thereunder or the consummation of the transactions contemplated hereby or thereby, (ii) any Loan or Letter of Credit or the use or proposed use of the proceeds therefrom (including any refusal by the Issuing

Lender to honor a demand for payment under a Letter of Credit if the documents presented in connection with such demand do not strictly comply with the terms of such Letter of Credit), (iii) breach of representations, warranties or covenants of the Borrower under the Loan Documents, or (iv) any actual or prospective claim, litigation, investigation or proceeding relating to any of the foregoing, including any such items or losses relating to or arising under Environmental Laws or pertaining to environmental matters, whether based on contract, tort or any other theory, whether brought by a third party or by the Borrower or any other Loan Party, and regardless of whether any Indemnitee is a party thereto; provided that the Borrower shall not be liable for any portion of any liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements with respect to an Indemnitee (A) if the same is determined by a court of competent jurisdiction in a final non-appealable judgment to have resulted from such Indemnitee’s gross negligence or willful misconduct, or (B) if the Borrower was not given notice of the subject claim and the opportunity to participate in the defense thereof, at its expense (except that the Borrower shall remain liable to the extent such failure to give notice does not result in a loss to the Borrower), or (C) if the same results from a compromise or settlement agreement entered into without notice to or the consent of the Borrower, which consent shall not be unreasonably withheld. The Indemnitees will attempt to minimize the fees and expenses of legal counsel for the Indemnitees which are subject to reimbursement by the Borrower hereunder by considering the usage of one law firm to represent the Indemnitees if appropriate under the circumstances.

11.3.3 Reimbursement by Lenders.

To the extent that the Borrower for any reason fails to indefeasibly pay any amount required under Sections 11.3.1 [Costs and Expenses] or 11.3.2 [Indemnification by the Borrower] to be paid by it to the Administrative Agent and Syndication Agent (or any sub-agent thereof), the Issuing Lender or any Related Party of any of the foregoing, each Lender severally agrees to pay to the Administrative Agent and Syndication Agent (or any such sub-agent), the Issuing Lender or such Related Party, as the case may be, such Lender’s Ratable Share (determined as of the time that the applicable unreimbursed expense or indemnity payment is sought) of such unpaid amount, provided that the unreimbursed expense or indemnified loss, claim, damage, liability or related expense, as the case may be, was incurred by or asserted against the Administrative Agent or Syndication Agent (or any such sub-agent) or the Issuing Lender in its capacity as such, or against any Related Party of any of the foregoing acting for the Administrative Agent or Syndication Agent (or any such sub-agent) or Issuing Lender in connection with such capacity.

11.3.4 Waiver of Consequential Damages, Etc.

To the fullest extent permitted by applicable Law, the Borrower shall not assert, and hereby waives, any claim against any Indemnitee, on any theory of liability, for special, indirect, consequential or punitive damages (as opposed to direct or actual damages) arising out of, in connection with, or as a result of, this Agreement, any other Loan Document or any agreement or instrument contemplated hereby, the transactions contemplated hereby or thereby, any Loan or Letter of Credit or the use of the proceeds thereof. No Indemnitee referred to in Section 11.3.2 [Indemnification by Borrower] shall be liable for any damages arising from the use by unintended recipients of any information or other materials distributed by it through telecommunications, electronic or other information transmission systems in connection with this Agreement or the other Loan Documents or the transactions contemplated hereby or thereby, except to the extent such damages are found to be a final, non-appealable judgment of a court to arise from the gross negligence or willful misconduct of such Indemnitee.

11.3.5 Payments.

All amounts due under this Section shall be payable not later than ten (10) days after demand therefor.

11.4 Holidays. Whenever payment of a Loan to be made or taken hereunder shall be due on a day which is not a Business Day such payment shall be due on the next Business Day (except as provided in Section 4.2 [Interest Periods]) and such extension of time shall be included in computing interest and fees, except that the Loans shall be due on the Business Day preceding the Expiration Date if the Expiration Date is not a Business Day. Whenever any payment or action to be made or taken hereunder (other than payment of the Loans) shall be stated to be due on a day which is not a Business Day, such payment or action shall be made or taken on the next following Business Day, and such extension of time shall not be included in computing interest or fees, if any, in connection with such payment or action.

11.5 Notices; Effectiveness; Electronic Communication.

11.5.1 Notices Generally.

Except in the case of notices and other communications expressly permitted to be given by telephone (and except as provided in Section 11.5.2 [Electronic Communications]), all notices and other communications provided for herein shall be in writing and shall be delivered by hand or overnight courier service, mailed by certified or registered mail or sent by telecopier to it at its address set forth on Schedule 1.1(B).

Notices sent by hand or overnight courier service, or mailed by certified or registered mail, shall be deemed to have been given when received; notices sent by telecopier shall be deemed to have been given when sent (except that, if not given during normal business hours for the recipient, shall be deemed to have been given at the opening of business on the next Business Day for the recipient). Notices delivered through electronic communications to the extent provided in Section 11.5.2 [Electronic Communications] shall be effective as provided in such Section.

11.5.2 Electronic Communications.

Notices and other communications to the Syndication Agent, the Lenders and the Issuing Lender hereunder may be delivered or furnished by electronic communication (including e-mail and Internet or intranet websites) pursuant to procedures approved by the Administrative Agent; provided that the foregoing shall not apply to notices to the Syndication Agent, any Lender or the Issuing Lender if such Syndication Agent, Lender or the Issuing Lender, as applicable, has notified the Administrative Agent that it is incapable of receiving notices under such Article by electronic communication and the Administrative Agent shall have notified the Borrower of the same. The Administrative Agent or the Borrower may, in its discretion, agree to accept notices and other communications to it hereunder by electronic communications pursuant to procedures approved by it; provided that approval of such procedures may be limited to particular notices or communications. Unless the Administrative Agent otherwise prescribes, (i) notices and other communications sent to an e-mail address shall be deemed received upon the sender’s receipt of an acknowledgement from the intended recipient (such as by the “return receipt requested” function, as available, return e-mail or other written acknowledgement); provided that if such notice or other communication is not sent during the normal business hours of the recipient, such notice or communication shall be deemed to have been sent at the opening of business on the next Business Day for the recipient, and (ii) notices or communications posted to an Internet or intranet website shall be deemed received upon the deemed receipt by the intended recipient at its e-mail address as described in the foregoing clause (i) of notification that such notice or communication is available and identifying the website address therefor.

11.5.3 Change of Address, Etc.

Any party hereto may change its address, e-mail address or telecopier number for notices and other communications hereunder by notice to the other parties hereto.

11.6 Severability.

The provisions of this Agreement are intended to be severable. If any provision of this Agreement shall be held invalid or unenforceable in whole or in part in any jurisdiction, such provision shall, as to such jurisdiction, be ineffective to the extent of such invalidity or unenforceability without in any manner affecting the validity or enforceability thereof in any other jurisdiction or the remaining provisions hereof in any jurisdiction.

11.7 Duration; Survival.

All representations and warranties of the Loan Parties contained herein or made in connection herewith shall survive the execution and delivery of this Agreement, the completion of the transactions hereunder and Payment In Full. All covenants and agreements of the Borrower contained herein relating to the payment of principal, interest, premiums, additional compensation or expenses and indemnification, including those set forth in the Notes, Section 2.9.10 [Cash Collateral Prior to the Expiration Date], Section 5 [Payments] and Section 11.3 [Expenses; Indemnity; Damage Waiver], shall survive payment in full of all principal and interest under the Notes, the termination of the Commitments and the expiration or termination or cash collateralization of all Letters of Credit. All other covenants and agreements of the Loan Parties shall continue in full force and effect from and after the date hereof and until Payment In Full.

11.8 Successors and Assigns.

11.8.1 Successors and Assigns Generally.

The provisions of this Agreement shall be binding upon, and inure to the benefit of, the parties hereto and their respective successors and assigns permitted hereby, except that neither the Borrower nor any other Loan Party may assign or otherwise transfer any of its rights or obligations hereunder without the prior written consent of the Administrative Agent and each Lender and no Lender may assign or otherwise transfer any of its rights or obligations hereunder except (i) to an assignee in accordance with the provisions of Section 11.8.2 [Assignments by

Lenders], (ii) by way of participation in accordance with the provisions of Section 11.8.4 [Participations], or (iii) by way of pledge or assignment of a security interest subject to the restrictions of Section 11.8.6 [Certain Pledges; Successors and Assigns Generally] (and any other attempted assignment or transfer by any party hereto shall be null and void). Nothing in this Agreement, expressed or implied, shall be construed to confer upon any Person (other than the parties hereto, their respective successors and assigns permitted hereby, Participants to the extent provided in Section 11.8.4 [Participations] and, to the extent expressly contemplated hereby, the Related Parties of each of the Administrative Agent and the Lenders) any legal or equitable right, remedy or claim under or by reason of this Agreement.

11.8.2 Assignments by Lenders.

Any Lender may at any time assign to one or more assignees all or a portion of its rights and obligations under this Agreement (including all or a portion of its Commitment and the Loans at the time owing to it); provided that any such assignment shall be subject to the following conditions:

(i) Minimum Amounts.

(A) in the case of an assignment of the entire remaining amount of the assigning Lender’s Commitment and the Loans at the time owing to it or in the case of an assignment to a Lender, an Affiliate of a Lender or an Approved Fund, no minimum amount need be assigned; and

(B) in any case not described in clause (i)(A) of this Section 11.8.2, the aggregate amount of the Commitment (which for this purpose includes Loans outstanding thereunder) or, if the applicable Commitment is not then in effect, the principal outstanding balance of the Loans of the assigning Lender subject to each such assignment (determined as of the date the Assignment and Assumption Agreement with respect to such assignment is delivered to the Administrative Agent or, if “Trade Date” is specified in the Assignment and Assumption Agreement, as of the Trade Date) shall not be less than $5,000,000, in the case of any assignment in respect of the Revolving Credit Commitment of the assigning Lender, unless each of the Administrative Agent and, so long as no Event of Default has occurred and is continuing, the Borrower otherwise consents (each such consent not to be unreasonably withheld or delayed).

(ii) Proportionate Amounts. Each partial assignment shall be made as an assignment of a proportionate part of all the assigning Lender’s rights and obligations under this Agreement with respect to the Loan or the Commitment assigned.

(iii) Required Consents. No consent shall be required for any assignment except for the consent of the Administrative Agent (which shall not be unreasonably withheld or delayed and shall not be required in the case of an assignment to a Lender, an Affiliate of a Lender or an Approved Fund) and:

(A) the consent of the Borrower (such consent not to be unreasonably withheld or delayed) shall be required unless (x) an Event of Default has occurred and is continuing at the time of such assignment or (y) such assignment is to a Lender, an Affiliate of a Lender or an Approved Fund; provided that the Borrower shall be deemed to have consented to any such assignment unless it shall object thereto by written notice to the Administrative Agent within five (5) Business Days after having received notice thereof; and

(B) the consent of the Issuing Lender (such consent not to be unreasonably withheld or delayed) shall be required for any assignment that increases the obligation of the assignee to participate in exposure under one or more Letters of Credit (whether or not then outstanding).

(iv) Assignment and Assumption Agreement. The parties to each assignment shall execute and deliver to the Administrative Agent an Assignment and Assumption Agreement, together with a processing and recordation fee of $3,500, and the assignee, if it is not a Lender, shall deliver to the Administrative Agent an administrative questionnaire provided by the Administrative Agent.

(v) No Assignment to Borrower. No such assignment shall be made to the Borrower or any of the Borrower’s Affiliates or Subsidiaries.

(vi) No Assignment to Natural Persons. No such assignment shall be made to a natural person.

(vii) No Assignment to Defaulting Lender. No such assignment shall be made to a Defaulting Lender.

Subject to acceptance and recording thereof by the Administrative Agent pursuant to Section 11.8.3 [Register], from and after the effective date specified in each Assignment and Assumption Agreement, the assignee thereunder shall be a party to this Agreement and, to the extent of the interest assigned by such Assignment and Assumption Agreement, have the rights and obligations of a Lender under this Agreement, and the assigning Lender thereunder shall, to the extent of the interest assigned by such Assignment and Assumption Agreement, be released from its obligations under this Agreement (and, in the case of an Assignment and Assumption Agreement covering all of the assigning Lender’s rights and obligations under this Agreement, such Lender shall cease to be a party hereto) but shall continue to be entitled to the benefits of Sections 4.4 [LIBOR Rate Unascertainable; Illegality; Increased Costs; Deposits Not Available], 5.8 [Increased Costs], and 11.3 [Expenses, Indemnity; Damage Waiver] with respect to facts and circumstances occurring prior to the effective date of such assignment. Any assignment or transfer by a Lender of rights or obligations under this Agreement that does not comply with this Section 11.8.2 shall be treated for purposes of this Agreement as a sale by such Lender of a participation in such rights and obligations in accordance with Section 11.8.4 [Participations].

11.8.3 Register.

The Administrative Agent, acting solely for this purpose as an agent of the Borrower, shall maintain a record of the names and addresses of the Lenders, and the Commitments of, and principal amounts of the Loans owing to, each Lender pursuant to the terms hereof from time to time. Such register shall be conclusive, and the Borrower, the Administrative Agent, the Syndication Agent and the Lenders may treat each Person whose name is in such register pursuant to the terms hereof as a Lender hereunder for all purposes of this Agreement, notwithstanding notice to the contrary. Such register shall be available for inspection by the Borrower and any Lender, at any reasonable time and from time to time upon reasonable prior notice.

11.8.4 Participations.

Any Lender may at any time, without the consent of, or notice to, the Borrower or the Administrative Agent, sell participations to any Person (other than a natural person or the Borrower or any of the Borrower’s Affiliates or Subsidiaries) (each, a “Participant”) in all or a portion of such Lender’s rights and/or obligations under this Agreement (including all or a portion of its Commitment and/or the Loans owing to it); provided that (i) such Lender’s obligations under this Agreement shall remain unchanged, (ii) such Lender shall remain solely responsible to the other parties hereto for the performance of such obligations and (iii) the Borrower, the Administrative Agent and the Lenders, Issuing Lender shall continue to deal solely and directly with such Lender in connection with such Lender’s rights and obligations under this Agreement.

Any agreement or instrument pursuant to which a Lender sells such a participation shall provide that such Lender shall retain the sole right to enforce this Agreement and to approve any amendment, modification or waiver of any provision of this Agreement; provided that such agreement or instrument may provide that such Lender will not, without the consent of the Participant, agree to any amendment, modification or waiver with respect to Sections 11.1.1 [Increase of Commitment, Etc.], 11.1.2 [Extension of Payment, Etc.], 11.1.3 [Release of Guarantors] or 11.1.4 [Release of Collateral] (to the extent such release is of all or substantially all of the Collateral). Subject to Section 11.8.5 [Limitations upon Participant Rights Successors and Assigns Generally], the Borrower agrees that each Participant shall be entitled to the benefits of Sections 4.4 [LIBOR Rate Unascertainable; Illegality; Increased Costs; Deposits Not Available] and 5.8 [Increased Costs] to the same extent as if it were a Lender and had acquired its interest by assignment pursuant to Section 11.8.2 [Assignments by Lenders]. To the extent permitted by Law, each Participant also shall be entitled to the benefits of Section 9.2.3 [Setoff] as though it were a Lender; provided such Participant agrees to be subject to Section 5.3 [Sharing of Payments by Lenders] as though it were a Lender.

11.8.5 Limitations upon Participant Rights.

A Participant shall not be entitled to receive any greater payment under Sections 5.8 [Increased Costs], 5.9 [Taxes] or 11.3 [Expenses; Indemnity; Damage Waiver] than the applicable Lender would have been entitled to receive with respect to the participation sold to such Participant, unless the sale of the participation to such Participant is made with the Borrower’s prior written consent. A Participant that would be a Foreign Lender if it were a Lender shall not be entitled to the benefits of Section 5.9 [Taxes] unless the Borrower is notified of the participation sold to such Participant and such Participant agrees, for the benefit of the Borrower, to comply with Section 5.9.5 [Status of Lenders; Refunds] as though it were a Lender.

11.8.6 Certain Pledges; Successors and Assigns Generally.

Any Lender may at any time pledge or assign a security interest in all or any portion of its rights under this Agreement to secure obligations of such Lender, including any pledge or assignment to secure obligations to a Federal Reserve Bank or any central bank having jurisdiction; provided that no such pledge or assignment shall release such Lender from any of its obligations hereunder or substitute any such pledgee or assignee for such Lender as a party hereto.

11.9 Confidentiality.

11.9.1 General.

Each of the Administrative Agent, the Syndication Agent, the Lenders and the Issuing Lender agrees to maintain the confidentiality of the Information, except that Information may be disclosed (i) to its Affiliates and to its and its Affiliates’ respective partners, directors, officers, employees, agents, advisors and other representatives (it being understood that the Persons to whom such disclosure is made will be informed of the confidential nature of such Information and instructed to keep such Information confidential), (ii) to the extent requested by any regulatory authority purporting to have jurisdiction over it (including any self-regulatory authority, such as the National Association of Insurance Commissioners), (iii) to the extent required by applicable Laws or regulations or by any subpoena or similar legal process, (iv) to any other party hereto, (v) in connection with the exercise of any remedies hereunder or under any other Loan Document or any action or proceeding relating to this Agreement or any other Loan Document or the enforcement of rights hereunder or thereunder, (vi) subject to an agreement containing provisions substantially the same as those of this Section, to (A) any assignee of or Participant in, or any prospective assignee of or Participant in, any of its rights or obligations under this Agreement or (B) any actual or prospective counterparty (or its advisors) to any swap or derivative transaction relating to the Borrower and its obligations, (vii) with the consent of the Borrower or (viii) to the extent such Information (Y) becomes publicly available other than as a result of a breach of this Section or (Z) becomes available to the Administrative Agent, the Syndication Agent, any Lender, the Issuing Lender or any of their respective Affiliates on a nonconfidential basis from a source other than the Borrower, the other Loan Parties or any other Person that has obtained such confidential information pursuant to this Section. Any Person required to maintain the confidentiality of Information as provided in this Section shall be considered to have complied with its obligation to do so if such Person has exercised the same degree of care to maintain the confidentiality of such Information as such Person would accord to its own confidential information.

11.9.2 Sharing Information With Affiliates of the Lenders.

Each Loan Party acknowledges that from time to time financial advisory, investment banking and other services may be offered or provided to the Borrower or one or more of its Affiliates (in connection with this Agreement or otherwise) by any Lender or by one or more Subsidiaries or Affiliates of such Lender and each of the Loan Parties hereby authorizes each Lender to share any information delivered to such Lender by such Loan Party and its Subsidiaries pursuant to this Agreement to any such Subsidiary or Affiliate subject to the provisions of Section 11.9.1 [General].

11.10 Counterparts; Integration; Effectiveness.

This Agreement may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Agreement and the other Loan Documents, and any separate letter agreements with respect to fees payable to the Administrative Agent, constitute the entire contract among the parties relating to the subject matter hereof and supersede any and all previous agreements and understandings, oral or written, relating to the subject matter hereof including any prior confidentiality agreements and commitments. Except as provided in Section 7 [Conditions To Amendment and Restatement; Conditions Of Lending And Issuance Of Letters Of Credit], this Agreement shall become effective when it shall have been executed by the Administrative Agent and when the Administrative Agent shall have received counterparts hereof that, when taken together, bear the signatures of each of the other parties hereto. Delivery of an executed counterpart of a signature page of this Agreement by telecopy or e-mail shall be effective as delivery of a manually executed counterpart of this Agreement.

11.11 Governing Law, Etc.

11.11.1 Governing Law.

This Agreement shall be deemed to be a contract under the Laws of the State of New York without regard to its conflict of laws principles. Each standby Letter of Credit issued under this Agreement shall be subject either to the rules of the Uniform Customs and Practice for Documentary Credits, as most recently published by the International Chamber of Commerce (the “ICC”) at the time of issuance (“UCP”) or the rules of the International Standby Practices (ICC Publication Number 590) (“ISP98”), as determined by the Issuing Lender, and each trade Letter of Credit shall be subject to UCP, and in each case to the extent not inconsistent therewith, the Laws of the State of New York without regard to its conflict of laws principles.

11.11.2 SUBMISSION TO JURISDICTION.

THE BORROWER AND EACH OTHER LOAN PARTY IRREVOCABLY AND UNCONDITIONALLY SUBMITS, FOR ITSELF AND ITS PROPERTY, TO THE NONEXCLUSIVE JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK SITTING IN NEW YORK COUNTY AND OF THE UNITED STATES DISTRICT COURT OF THE SOUTHERN DISTRICT OF NEW YORK, AND ANY APPELLATE COURT FROM ANY THEREOF, IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT, OR FOR RECOGNITION OR ENFORCEMENT OF ANY JUDGMENT, AND EACH OF THE PARTIES HERETO IRREVOCABLY AND UNCONDITIONALLY AGREES THAT ALL CLAIMS IN RESPECT OF ANY SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN SUCH NEW YORK STATE COURT OR, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, IN SUCH FEDERAL COURT. EACH OF THE PARTIES HERETO AGREES THAT A FINAL JUDGMENT IN ANY SUCH ACTION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW. NOTHING IN THIS AGREEMENT OR IN ANY OTHER LOAN DOCUMENT SHALL AFFECT ANY RIGHT THAT THE ADMINISTRATIVE AGENT, ANY LENDER OR THE ISSUING LENDER MAY OTHERWISE HAVE TO BRING ANY ACTION OR PROCEEDING RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT AGAINST THE

BORROWER OR ANY OTHER LOAN PARTY OR ITS PROPERTIES IN THE COURTS OF ANY JURISDICTION.

11.11.3 WAIVER OF VENUE.

THE BORROWER AND EACH OTHER LOAN PARTY IRREVOCABLY AND UNCONDITIONALLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT IN ANY COURT REFERRED TO IN THIS SECTION 11.11. EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, THE DEFENSE OF AN INCONVENIENT FORUM TO THE MAINTENANCE OF SUCH ACTION OR PROCEEDING IN ANY SUCH COURT AND AGREES NOT ASSERT ANY SUCH DEFENSE.

11.11.4 SERVICE OF PROCESS.

EACH PARTY HERETO IRREVOCABLY CONSENTS TO SERVICE OF PROCESS IN THE MANNER PROVIDED FOR NOTICES IN SECTION 11.5 [NOTICES; EFFECTIVENESS; ELECTRONIC COMMUNICATION]. NOTHING IN THIS AGREEMENT WILL AFFECT THE RIGHT OF ANY PARTY HERETO TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY APPLICABLE LAW.

11.11.5 WAIVER OF JURY TRIAL.

EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, ADMINISTRATIVE AGENT OR ATTORNEY OF ANY OTHER PERSON HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PERSON WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

11.12 Certain Other Collateral Matters.

The benefit of the Loan Documents and of the provisions of this Agreement relating to any Collateral securing the Obligations shall also extend to and be available to those Lenders or their Affiliates which are counterparties or parties to any Specified Swap Agreement or any Other Lender Provided Financial Service Product with any Loan Party on a pro rata basis in respect of any obligations of any Loan Party which arise under any such Specified Swap Agreement (after giving effect to all netting arrangements relating to such Specified Swap Agreements) or any Other Lender Provided Financial Service Product, including any Specified Swap Agreement or any Other Lender Provided Financial Service Product between such Persons in existence prior to the date hereof. No Lender or any Affiliate of a Lender shall have any voting rights under any Loan Document as a result of the existence of obligations owed to it under any such Specified Swap Agreement or any Other Lender Provided Financial Service Product.

11.13 USA Patriot Act Notice.

Each Lender that is subject to the USA Patriot Act and the Administrative Agent (for itself and not on behalf of any Lender) hereby notifies Loan Parties that pursuant to the requirements of the USA Patriot Act, it is required to obtain, verify and record information that identifies the Loan Parties, which information includes the name and address of Loan Parties and other information that will allow such Lender or Administrative Agent, as applicable, to identify the Loan Parties in accordance with the USA Patriot Act.

11.14 Amendment and Restatement.

(i) On the Closing Date, the 2010 Credit Agreement shall be amended and restated in its entirety by this Agreement and the 2010 Credit Agreement shall thereafter be of no further force and effect except to evidence (i) the incurrence by the Borrower of the “Obligations” under and as defined in the 2010 Credit Agreement (whether or not such “Obligations” are contingent as of the Closing Date), (ii) the representations and warranties made by the Loan Parties prior to the Closing Date and (iii) any action or omission performed or required to be performed pursuant to the 2010 Credit Agreement prior to the Closing Date (including any failure, prior to the Closing Date, to comply with the covenants contained in such 2010 Credit Agreement).

(ii) The terms and conditions of this Agreement and the rights and remedies of the Administrative Agent and the Lenders under this Agreement and the other Loan Documents shall apply to all of the Obligations incurred under the 2010 Credit Agreement.

(iii) The Loan Parties hereby reaffirm the Liens granted pursuant to the Loan Documents and existing immediately prior to the Closing Date to the Administrative Agent for the benefit of the Secured Parties, which Liens shall continue in full force and effect during the term of this Agreement and any renewals thereof and shall continue to secure the Obligations. The Guarantors hereby reaffirm their obligations under the Guaranty Agreement, which shall remain in full force and effect.

(iv) On and after the Closing Date, (i) all references to the Credit Agreement in the Loan Documents (other than this Agreement) shall be deemed to refer to this Agreement and (ii) all references to any section (or subsection) of the 2010 Credit Agreement in any Loan Document (but not herein) shall be amended to become, mutatis mutandis, references to the corresponding provisions of this Agreement.

(v) This amendment and restatement is limited as written and is not a consent to any other amendment, restatement or waiver or other modification, whether or not similar and, except as expressly provided herein or in any other Loan Document, all terms and conditions of the Loan Documents remain in full force and effect unless otherwise specifically amended hereby or by any other Loan Document.

(vi) For the avoidance of doubt, unless otherwise specified in this Agreement, all “baskets” set forth in this Agreement shall be calculated from the Closing Date.

11.15 No Fiduciary Duty.

Each Loan Party agrees and acknowledges that: (i) each Lender is acting solely as a principal and is not a financial advisor, agent or fiduciary, for the Loan Parties or any of their respective Affiliates, stockholders, creditors or employees or any other party; (ii) no Lender has assumed or will assume an advisory, agency or fiduciary responsibility in any Loan Party’s or their respective Affiliates’ favor with respect to any of the transactions contemplated hereby (irrespective of whether any Lender has advised or is currently advising any Loan Party or its Affiliates on other matters) and no Lender has any obligation to the Loan Parties or their respective Affiliates with respect to the transactions contemplated hereby except those obligations expressly set forth herein; (iii) the Lenders and their respective Affiliates may be engaged in a broad range of transactions that involve interests that differ from the Loan Parties or their respective Affiliates and the Lenders have no obligation to disclose any of such interests by virtue of any advisory, agency or fiduciary relationship; and (iv) the Lenders have not provided any legal, accounting, regulatory or tax advice in any jurisdiction with respect to any of the transactions contemplated hereby and the Loan Parties have consulted their own legal, accounting, regulatory and tax advisors to the extent they have deemed appropriate. Each Loan Party acknowledges and agrees that it will consult with its own advisors concerning such matters and shall be responsible for making its own independent investigation and appraisal of the transactions contemplated hereby, and neither any Lender or its Affiliates shall have any responsibility or liability to any Loan Party with respect thereto. Each Loan Party hereby waives and releases, to the fullest extent permitted by law, any claims that such Loan Party may have against the Lenders or their respective Affiliates with respect to any breach or alleged breach of agency or fiduciary duty.

[SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, the parties hereto, by their officers thereunto duly authorized, have executed this Agreement as of the day and year first above written.

BORROWER:

CONSOL ENERGY INC.

By:	/s/ John M. Reilly
	Name:	John M. Reilly
	Title:	Vice President and Treasurer

GUARANTORS:

CONSOL ENERGY HOLDINGS LLC VI

By:	/s/ John M. Reilly
	Name:	John M. Reilly
	Title:	Vice President and Treasurer

TERRY EAGLE LIMITED PARTNERSHIP

By: TECPART Corporation, a general partner

By:	/s/ John M. Reilly
	Name:	John M. Reilly
	Title:	Treasurer

By:	TEAGLE Company, L.L.C., a general partner

	By:	/s/ John M. Reilly
		Name:	John M. Reilly
		Title:	Treasurer

[SIGNATURE PAGE TO AMENDED AND RESTATED CREDIT AGREEMENT]

GUARANTORS:

AMVEST COAL & RAIL, L.L.C.

AMVEST COAL SALES, INC.

AMVEST CORPORATION

AMVEST GAS RESOURCES, INC.

AMVEST MINERAL SERVICES, INC.

AMVEST MINERALS COMPANY, L.L.C.

AMVEST OIL & GAS, INC.

AMVEST WEST VIRGINIA COAL, L.L.C.

BRAXTON-CLAY LAND & MINERAL, INC.

CNX LAND RESOURCES INC.

CNX MARINE TERMINALS INC.

CONSOL ENERGY SALES COMPANY

CONSOL OF CANADA INC.

CONSOL OF CENTRAL PENNSYLVANIA LLC

CONSOL OF KENTUCKY INC.

CONSOL OF OHIO LLC

CONSOL OF WV LLC

CONSOL OF WYOMING LLC

CONSOL PENNSYLVANIA COAL COMPANY LLC

FOLA COAL COMPANY, L.L.C.

GLAMORGAN COAL COMPANY, L.L.C.

LEATHERWOOD, INC.

LITTLE EAGLE COAL COMPANY, L.L.C.

MON RIVER TOWING, INC.

MTB INC.

NICHOLAS-CLAY LAND & MINERAL, INC.

PETERS CREEK MINERAL SERVICES, INC.

RESERVE COAL PROPERTIES COMPANY

ROCHESTER & PITTSBURGH COAL COMPANY

TEAGLE COMPANY, L.L.C.

TECPART CORPORATION

TERRA FIRMA COMPANY

TERRY EAGLE COAL COMPANY, L.L.C.

VAUGHAN RAILROAD COMPANY

WOLFPEN KNOB DEVELOPMENT COMPANY

By:	/s/ John M. Reilly
John M. Reilly, Treasurer of each Guarantor listed above on behalf of each such Guarantor

[SIGNATURE PAGE TO AMENDED AND RESTATED CREDIT AGREEMENT]

GUARANTORS:

CENTRAL OHIO COAL COMPANY

CONSOLIDATION COAL COMPANY

EIGHTY-FOUR MINING COMPANY

HELVETIA COAL COMPANY

ISLAND CREEK COAL COMPANY

KEYSTONE COAL MINING CORPORATION

LAUREL RUN MINING COMPANY

McELROY COAL COMPANY

SOUTHERN OHIO COAL COMPANY

TWIN RIVERS TOWING COMPANY

WINDSOR COAL COMPANY

By:	/s/ Daniel S. Cangilla
Daniel S. Cangilla, Treasurer of each Guarantor listed above on behalf of each such Guarantor

CONRHEIN COAL COMPANY

By:	CONSOLIDATION COAL COMPANY, a general partner

	By:	/s/ Daniel S. Cangilla
		Name:	Daniel S. Cangilla
		Title:	Treasurer

[SIGNATURE PAGE TO AMENDED AND RESTATED CREDIT AGREEMENT]

GUARANTOR:

CONSOL FINANCIAL INC.

By:	/s/ Christopher C. Jones
	Name:	Christopher C. Jones
	Title:	Vice President and Secretary

[SIGNATURE PAGE TO AMENDED AND RESTATED CREDIT AGREEMENT]

LENDER:

PNC BANK, NATIONAL ASSOCIATION, individually and as Administrative Agent

By:	/s/ Richard C. Munsick
	Name:	Richard C. Munsick
	Title:	Senior Vice President

[SIGNATURE PAGE TO AMENDED AND RESTATED CREDIT AGREEMENT]

LENDER:

BANK OF AMERICA, N.A. individually and as Syndication Agent

By:	/s/ Sandra M. Serie
	Name:	Sandra M. Serie
	Title:	Vice President

[SIGNATURE PAGE TO CONSOL AMENDED AND RESTATED CREDIT AGREEMENT]

BANK LEUMI USA, as a Lender

By:	/s/ Joung Hee Hong
	Name:	Joung Hee Hong
	Title:	First Vice President

If a second signature is necessary:

By:	N.A.
Name:
Title:

[SIGNATURE PAGE TO CONSOL AMENDED AND RESTATED CREDIT AGREEMENT]

BANK OF MONTREAL, CHICAGO BRANCH, as a Lender

By:	/s/ Joseph W. Linder
	Name:	Joseph W. Linder
	Title:	Vice President

[SIGNATURE PAGE TO CONSOL AMENDED AND RESTATED CREDIT AGREEMENT]

BRANCH BANKING AND TRUST COMPANY, as a Lender

By:	/s/ Troy R. Weaver
	Name:	Troy R. Weaver
	Title:	Senior Vice President

If a second signature is necessary:

By:
Name:
Title:

[SIGNATURE PAGE TO CONSOL AMENDED AND RESTATED CREDIT AGREEMENT]

CIBC INC., as a Lender

By:	/s/ Eoin Roche
	Name:	Eoin Roche
	Title:	Executive Director

If a second signature is necessary:

By:	/s/ Michael Gewirtz
	Name:	Michael Gewirtz
	Title:	Executive Director

[SIGNATURE PAGE TO CONSOL AMENDED AND RESTATED CREDIT AGREEMENT]

COMMONWEALTH BANK OF AUSTRALIA, as a Lender

By:	/s/ Gregory A. Caione
	Name:	Gregory A. Caione
	Title:	Head of Natural Resources, Americas

[SIGNATURE PAGE TO CONSOL AMENDED AND RESTATED CREDIT AGREEMENT]

CREDIT AGRICOLE CORPORATE AND INVESTMENT BANK, as a Lender

By:	/s/ Joe Philbin
	Name:	Joe Philbin
	Title:	Director

By:	/s/ Matthias Guillet
	Name:	Matthias Guillet
	Title:	Director

[SIGNATURE PAGE TO CONSOL AMENDED AND RESTATED CREDIT AGREEMENT]

CREDIT INDUSTRIEL ET COMMERCIAL, as a Lender

By:	/s/ Brian O’Leary
	Name:	Brian O’Leary
	Title:	Managing Director

By:	/s/ Anthony Rock
	Name:	Anthony Rock
	Title:	Managing Director

[SIGNATURE PAGE TO CONSOL AMENDED AND RESTATED CREDIT AGREEMENT]

FIRST COMMONWEALTH BANK, as a Lender

By:	/s/ Brian J. Sohocki
	Name:	Brian J. Sohocki
	Title:	Vice President

If a second signature is necessary:

By:
Name:
Title:

[SIGNATURE PAGE TO CONSOL AMENDED AND RESTATED CREDIT AGREEMENT]

FIRST NATIONAL BANK OF PENNSYLVANIA, as a Lender

By:	/s/ John L. Hayes
	Name:	John L. Hayes
	Title:	Senior Vice President

If a second signature is necessary:

By:
Name:
Title:

[SIGNATURE PAGE TO CONSOL AMENDED AND RESTATED CREDIT AGREEMENT]

GOLDMAN SACHS BANK USA, as a Lender

By:	/s/ Mark Walton
	Name:	Mark Walton
	Title:	Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

[SIGNATURE PAGE TO CONSOL AMENDED AND RESTATED CREDIT AGREEMENT]

ING CAPITAL LLC, as a Lender

By:	/s/ Remko van de Water
	Name:	Remko van de Water
	Title:	Director

[SIGNATURE PAGE TO CONSOL AMENDED AND RESTATED CREDIT AGREEMENT]

NATIXIS, as a Lender

By:	/s/ Carlos L. Quinteros
	Name:	Carlos L. Quinteros
	Title:	Managing Director

If a second signature is necessary:

By:	/s/ Donovan Broussard
	Name:	Donovan Broussard
	Title:	Managing Director

[SIGNATURE PAGE TO CONSOL AMENDED AND RESTATED CREDIT AGREEMENT]

RAYMOND JAMES BANK, FSB, as a Lender

By:	/s/ Garrett McKinnon
	Name:	Garrett McKinnon
	Title:	Senior Vice President

[SIGNATURE PAGE TO CONSOL AMENDED AND RESTATED CREDIT AGREEMENT]

SOVEREIGN BANK, as a Lender

By:	/s/ Carlos A. Calixto
	Name:	Carlos A. Calixto
	Title:	Vice President

If a second signature is necessary:

By:
Name:
Title:

[SIGNATURE PAGE TO CONSOL AMENDED AND RESTATED CREDIT AGREEMENT]

STANDARD CHARTERED BANK, as a Lender

By:	/s/ James P. Hughes
	Name:	James P. Hughes A2386
	Title:	Director

If a second signature is necessary:

By:	/s/ Robert K. Reddington
	Name:	Robert K. Reddington
Title: Credit Documentation Manager Credit Documentation Unit, WB Legal-Americas

[SIGNATURE PAGE TO CONSOL AMENDED AND RESTATED CREDIT AGREEMENT]

SUMITOMO MITSUI BANKING COPRORATION, as a Lender

By:	/s/ Masakazu Hasegawa
	Name:	Masakazu Hasegawa
	Title:	General Manager

If a second signature is necessary:

By:
Name:
Title:

[SIGNATURE PAGE TO CONSOL AMENDED AND RESTATED CREDIT AGREEMENT]

LENDER

THE BANK OF EAST ASIA, LTD. LOS ANGELES BRANCH

By:	/s/ Chong Tan
	Name:	Chong Tan
	Title:	Credit Manager

If a second signature is necessary:

By:	/s/ Victor Li
	Name:	Victor Li
	Title:	General Manager

[SIGNATURE PAGE TO CONSOL AMENDED AND RESTATED CREDIT AGREEMENT]

THE BANK OF NOVA SCOTIA, as a Lender

By:	/s/ Thane Rattew
	Name:	Thane Rattew
	Title:	Managing Director

If a second signature is necessary:

By:
Name:
Title:

[SIGNATURE PAGE TO CONSOL AMENDED AND RESTATED CREDIT AGREEMENT]

THE HUNTINGTON NATIONAL BANK, as a Lender

By:	/s/ Chad A. Lowe
	Name:	Chad A. Lowe
	Title:	Vice President

[SIGNATURE PAGE TO CONSOL AMENDED AND RESTATED CREDIT AGREEMENT]

THE ROYAL BANK FO SCOTLAND PLC, as a Lender

By:	/s/ Steve Ray
	Name:	Steve Ray
	Title:	Director

[SIGNATURE PAGE TO CONSOL AMENDED AND RESTATED CREDIT AGREEMENT]

U.S. BANK NATIONAL ASSOCIATION, as a Lender

By:	/s/ John M. Eyerman
	Name:	John M. Eyerman
	Title:	Asst. Vice President

If a second signature is necessary:

By:
Name:
Title:

[SIGNATURE PAGE TO CONSOL AMENDED AND RESTATED CREDIT AGREEMENT]

UNION BANK, N.A., as a Lender

By:	/s/ Richard Reeves
	Name:	Richard Reeves
	Title:	Vice President

[SIGNATURE PAGE TO CONSOL AMENDED AND RESTATED CREDIT AGREEMENT]

UNITED BANK, INC., as a Lender

By:	/s/ Timothy A. Paxton
	Name:	Timothy A. Paxton
	Title:	SVP

[SIGNATURE PAGE TO CONSOL AMENDED AND RESTATED CREDIT AGREEMENT]

WELLS FARGO BANK, NATIONAL ASSOCIATION, as a Lender

By:	/s/ Jonathan R. Richardson
	Name:	Jonathan R. Richardson
	Title:	Senior Vice President

SCHEDULE 1.1(A)

PRICING GRID

Level	Applicable Leverage Ratio	Revolving Credit LIBOR Rate Spread	Revolving Credit Base Rate Spread	Letter of Credit Fee	Commitment Fee
I	less than 2.0 to 1.0	1.75%	0.75%	1.75%	0.375%
II	greater than or equal to 2.0 to 1.0, but less than 2.5 to 1.0	2.00%	1.00%	2.00%	0.375%
III	greater than or equal to 2.5 to 1.0, but less than 3.0 to 1.0	2.25%	1.25%	2.25%	0.50%
IV	greater than or equal to 3.0 to 1.0, but less than 3.5 to 1.0	2.50%	1.50%	2.50%	0.50%
V	greater than or equal to 3.5 to 1.0	2.75%	1.75%	2.75%	0.50%

For purposes of determining the Applicable Margin, the Applicable Letter of Credit Fee Rate, and the Applicable Commitment Fee Rate:

(a) From the Closing Date through the Financials Delivery Date first occurring after the Closing Date (the “Initial Period”), the Applicable Margin, Applicable Letter of Credit Fee Rate, and the Applicable Commitment Fee Rate shall be the respective amounts set forth under Level IV of this Schedule 1.1(A) set forth above.

(b) It is expressly agreed that after the Initial Period, the Applicable Margin, the Applicable Letter of Credit Fee Rate, and the Applicable Commitment Fee Rate shall be determined based upon Schedule 1.1(A) above; provided, however, that the Applicable Margin and the Applicable Letter of Credit Fee Rate shall be set as of the Financials Delivery Date regardless of the actual date that a Compliance Certificate is provided to the Lenders.

SCHEDULE 1.1(B)

COMMITMENTS OF LENDERS AND ADDRESSES FOR NOTICES

Part 1 - Commitments of Lenders and Addresses for Notices to Lenders

Lender		Amount of Commitment for Revolving Credit Loans	Revolving Credit Ratable Share
Name:	PNC Bank, National Association	$100,000,000	6.666666667%
Address:	One PNC Plaza
249 Fifth Avenue
Pittsburgh, Pennsylvania 15222
Attention:	Richard C. Munsick, Senior Vice President
Telephone:	(412) 762-4299
Telecopy:	(412) 762-6484
Email:	richard.munsick@pncbank.com
Name:	Bank of America, N.A.	$100,000,000	6.666666667%
Address:	100 Federal Street, MA5-100-09-01
Boston, Massachusetts 02110
Attention:	Sandra Serie, Vice President
Telephone:	(617) 434-3462
Telecopy:	(617) 434-3652
Email:	sandra.m.serie@baml.com
Name:	Sovereign Bank	$95,000,000	6.333333333%
Address:	75 State Street
Boston, Massachusetts 02109
Attention:	Robert Lanigan, Senior Global Banker
Telephone:	(617) 346-7384
Telecopy:	(617) 757-3567
Email:	rlanigan@sovereignbank.com
Name:	The Bank of Nova Scotia	$87,500,000	5.833333333%
Address:	1 Liberty Plaza, 26th Floor
165 Broadway
New York, New York 10006
Attention:	Chief Marbumrung
Telephone:	(212) 225-5384
Telecopy:	(212) 225-5480
Email:	chief_marbumrung@scotiacapital.com
Name:	The Royal Bank of Scotland plc	$87,500,000	5.833333333%
Address:	600 Travis Street, Suite 6500
Houston, Texas 77002
Attention:	Patricia Dundee
Telephone:	(713) 221-2423
Telecopy:	________________________
Email:	patricia.dundee@rbs.com

Lender		Amount of Commitment for Revolving Credit Loans	Revolving Credit Ratable Share
Name: Bank	Credit Agricole Corporate and Investment Bank	$82,500,000	5.500000000%
Address:	227 West Monroe Street, #3800
Chicago, Illinois 60606
Attention:	Joseph Philbin, Director
Telephone:	(312) 220-7314
Telecopy:	(312) 641-0527
Email:	philbin@ca-cib.com
Name:	Union Bank, N.A.	$82,500,000	5.500000000%
Address:	445 S. Figueroa Street, 15th Floor
Los Angeles, California 90071
Attention:	Bryan Read, Vice President
Telephone:	(213) 236-4128
Telecopy:	(213) 236-4096
Email:	bryan.read@unionbank.com
Name:	Wells Fargo Bank, National Association	$80,000,000	5.333333333%
Address:	201 South Jefferson Street, 2nd Floor
Roanoke, Virginia 24011
Attention:	Brenda Vaughan, Senior Vice President
Telephone:	(540) 563-7803
Telecopy:	(540) 563-6320
Email:	brenda.vaughan@wachovia.com
Name:	Bank of Montreal	$75,000,000	5.000000000%
Address:	100 King Street West
Toronto, Ontario Canada
Attention:	Robert Wright, Vice President
Telephone:	(416) 359-6890
Telecopy:	(416) 359-7796
Email:	robert.wright@bmo.com
Name:	CIBC INC.	$75,000,000	5.000000000%
Address:	595 Bay Street, 5th Floor
Toronto, Ontario Canada
Attention:	Sue Zhang, Corporate Credit Analyst
Telephone:	(416) 542-4357
Telecopy:	(905) 948-1934
Email:	sue.zhang@cibc.ca
Name:	Commonwealth Bank of Australia	$75,000,000	5.000000000%
Address:	599 Lexington Avenue, Level 17
New York, New York 10022-6072
Attention:	Evan Williams, Executive Manager
Telephone:	(212) 848-9302
Telecopy:	(212) 336-7722
Email:	williae@cba.com.au

Lender		Amount of Commitment for Revolving Credit Loans	Revolving Credit Ratable Share
Name:	The Huntington National Bank	$75,000,000	5.000000000%
Address:	336 Fourth Avenue
Pittsburgh, Pennsylvania 15222
Attention:	Chris Kohler
Telephone:	(412-227-6496)
Telecopy:	__________________________
Email:	chris.kohler@huntington.com
Name:	U.S. Bank National Association	$75,000,000	5.000000000%
Address:	209 South LaSalle Street, MK-IL-RY4D
Chicago, Illinois 60604
Attention:	John Eyerman, Assistant Vice President
Telephone:	(312) 325-2032
Telecopy:	(312) 325-2001
Email:	john.eyerman@usbank.com
Name:	First Commonwealth Bank	$50,000,000	3.333333333%
Address:	437 Grant Street, Suite 1600
Pittsburgh, Pennsylvania 15219
Attention:	Brian J. Sohocki, Vice President
Telephone:	(412) 690-2205
Telecopy:	(412) 690-2206
Email:	bsohocki@fcbanking.com
Name:	ING Capital LLC	$50,000,000	3.333333333%
Address:	1325 Avenue of the Americas, 11th Floor
New York, New York 10019
Attention:	Remko Van de Water, Director
Telephone:	(646) 424-6084
Telecopy:	(646) 424-7484
Email:	remko.van.de.water@americas.ing.com
Name:	Sumitomo Mitsui Banking Corporation, New York	$50,000,000	3.333333333%
Address:	277 Park Avenue
New York, New York 10172
Attention:	Bob Gruss/CBDADII Loan Services
Telephone:	(212) 224-4390
Telecopy:	(212) 224-5197
Email:	Robert_C_Gruss_Jr@SMBCGroup.com
Name:	Standard Chartered Bank	$45,000,000	3.000000000%
Address:	1095 Avenue of the Americas
New York, New York 10036
Attention:	Lynn Zennario, Director
Telephone:	(212) 667-0509
Telecopy:	(212) 667-0780
Email:	lynn.zennario@sc.com

Lender		Amount of Commitment for Revolving Credit Loans	Revolving Credit Ratable Share
Name:	Natixis	$42,500,000	2.833333333%
Address:	Global Energy & Commodities
333 Clay Street, Suite 4340
Houston, Texas 77002
Attention:	Carlos Quinteros, Managing Director
Telephone:	(713) 759- 9495
Telecopy:	(713) 571-6167
Email:	carlos.quinteros@us.natixis.com
Name:	Crédit Industriel et Commercial	$40,000,000	2.666666667%
Address:	520 Madison Avenue, Floor 37
New York, New York 10022
Attention:	Brian O’Leary
Telephone:	(212) 715-4422
Telecopy:	(212) 715-4535
Email:	boleary@cicnv.com
Name:	Branch Banking and Trust Company	$25,000,000	1.666666667%
Address:	200 West 2nd Street, 16th Floor
Winston-Salem, North Carolina 27104
Attention:	Troy Weaver, Senior Vice President
Telephone:	(336) 733-2735
Telecopy:	(336) 733-2740
Email:	trweaver@bbandt.com
Name:	First National Bank of Pennsylvania	$25,000,000	1.666666667%
Address:	100 Federal Street, Third Floor
Pittsburgh, Pennsylvania 15212
Attention:	John L. Hayes, Senior Vice President
Telephone:	(412) 359-2617
Telecopy:	(412) 231-3584
Email:	hayes@fnb-corp.com
Name:	Raymond James Bank, FSB	$25,000,000	1.666666667%
Address:	710 Carillon Parkway
St. Petersburg, Florida 33716
Attention:	Garrett M. McKinnon, Senior Vice President
Telephone:	(727) 567-4324
Telecopy:	(866) 205-1396
Email:	garrett.mckinnon@raymondjames.com
Name:	United Bank, Inc.	$22,500,000	1.500000000%
Address:	500 Virginia Street East
Charleston, WV 25322-0393
Attention:	Tim Paxton
Telephone:	(304) 348-8316
Telecopy:	(304) 348-8353
Email:	tim.paxton@bankwithunited.com

Lender		Amount of Commitment for Revolving Credit Loans	Revolving Credit Ratable Share
Name:	Bank Leumi USA	$15,000,000	1.000000000%
Address:	562 Fifth Avenue, 8th Floor
New York, New York 10036
Attention:	Joung Hee Hong
Telephone:	(212) 407-4469
Telecopy:	(212) 407-4317
Email:	joung.hong@leumiusa.com
Name:	Goldman Sachs Bank USA	$10,000,000	0.666666667%
Address:	200 West Street
New York, New York 10282
Attention:	Lauren Day
Telephone:	(212) 934-3921
Telecopy:	(917) 977-3966
Email:	gsd.link@gs.com
Name:	The Bank of East Asia, Limited,	$10,000,000	0.666666667%
Los Angeles Branch
Address:	388 East Valley Boulevard., Suite 218
Alhambra, California 91801
Attention:	Jonathan Kuo, Vice President & Manager
Telephone:	(626) 656-8838
Telecopy:	(626) 656-8833
Email:	kuoj@hkbea-us.com

Total:		$1,500,000,000	100%

SCHEDULE 1.1(B)

COMMITMENTS OF LENDERS AND ADDRESSES FOR NOTICES

Part 2 - Addresses for Notices to Loan Parties:

PAYING AGENT

Name: Address: Attention: Telephone: Telecopy:	PNC Bank, National Association One PNC Plaza 249 Fifth Avenue Pittsburgh, Pennsylvania 15222-2707 Richard C. Munsick (412) 762-4299 (412) 762-2571

Name: Address: Attention: Telephone: Telecopy:	Agency Services PNC Firstside Center, 4th Floor 500 First Avenue Pittsburgh, Pennsylvania 15219 Lisa Pierce (412) 762-6442 (412) 762-8672

LOAN PARTIES:

A. All Loan Parties other than those listed in B. below:

Address: Attention: Telephone: Telecopy:	1000 CONSOL Energy Drive Canonsburg, PA 15317 Treasury Department (724) 485-4128 (724) 485-6030

B.

Name: Address: Attention: Telephone: Telecopy:	AMVEST West Virginia Coal, L.L.C. PO Box 133 Bickmore, WV 25019 Treasury Department (304) 587-6300 (304) 587-6352

Name: Address: Attention: Telephone: Telecopy:	CONSOL Financial Inc. Little Falls Centre II 2751 Centerville Rd., Suite 315 Wilmington, DE 19808 Treasury Department (302) 225-5194 (302) 225-1594

Name: Address: Attention: Telephone: Telecopy:	Fola Coal Company, L.L.C. PO Box 180 Route 16 North Bickmore, WV 25019 Treasury Department (304) 587-6300 (304) 587-6352

Name: Address: Attention: Telephone: Telecopy:	Little Eagle Coal Company, L.L.C. PO Box 134 Bickmore, WV 25019 Treasury Department (304) 587-6300 (304) 587-6352

Name: Address: Attention: Telephone: Telecopy:	Mon River Towing, Inc. 1200 Maronda Way, Suite 100 Monessen, PA 15062 Treasury Department (724) 684-2300 (724) 684-2396

Name: Address: Attention: Telephone: Telecopy:	Terra Firma Company 1000 Hampton Center Morgantown, WV 26505 James A. Russell (304) 598-8105 (304) 598-8116

Name: Address: Attention: Telephone: Telecopy:	Terry Eagle Coal Company, L.L.C. PO Box 157 Bickmore, WV 25019 Treasury Department (304) 587-6300 (304) 587-6352

Name: Address: Attention: Telephone: Telecopy:	Twin Rivers Towing Company 1200 Maronda Way, Suite 100 Monessen, PA 15062 Treasury Department (724) 684-2300 (724) 684-2396

SCHEDULE 1.1(P) – PERMITTED LIENS

A.	CONSOL ENTITY LIENS

DEBTOR: CONSOL Energy Inc.

SECURED PARTY (EXACTLY AS LISTED ON UCC)	SEARCH JURISDICTION	ORIGINAL FILING NO.	FILING DATE(S)	COLLATERAL/ DESCRIPTION OF AMENDMENT(S)
FORSYTHE/MCARTHUR ASSOCIATES, INC.	Delaware Department of State	5045520 5	2/9/05 (Amendment filed 4/20/06; Continuation filed 10/21/09)	Equipment leased pursuant to Master Equipment Agreement No. F65456 dated 1/29/04

Amendment Nature of amendment affecting Debtor is unclear since neither name nor address of Debtor were changed

BANK OF AMERICA LEASING & CAPITAL, LLC (Assignee of FORSYTHE/MCARTHUR ASSOCIATES, INC.)	Delaware Department of State	5258535 5	8/16/05*	Specific leased equipment described therein which is leased under Schedule F to Master Lease Agreement No. F65456 dated 1/29/04

Hewlett-Packard Financial Services Company	Delaware Department of State	5262414 7	8/18/05*	All equipment and software which Secured Party has leased to or financed for Debtor

BANK OF AMERICA LEASING & CAPITAL, LLC (Assignee of FORSYTHE/MCARTHUR ASSOCIATES, INC.)	Delaware Department of State	6139548 2	4/19/06	Specific leased equipment described therein which is leased under Schedule H to Master Lease Agreement No. F65456 dated 1/29/04

BANK OF AMERICA LEASING & CAPITAL, LLC (Assignee of FORSYTHE/MCARTHUR ASSOCIATES, INC.)	Delaware Department of State	6430775 7	12/5/06	Specific leased equipment described therein which is leased under Schedule J to Master Lease Agreement No. F65456 dated 1/29/04

DEBTOR: CONSOL Energy Inc.

SECURED PARTY (EXACTLY AS LISTED ON UCC)	SEARCH JURISDICTION	ORIGINAL FILING NO.	FILING DATE(S)	COLLATERAL/ DESCRIPTION OF AMENDMENT(S)
IBM CREDIT LLC	Delaware Department of State	2007 0184175	1/16/07	Specific leased equipment described therein as further described in IBM Credit LLC Supplement #D43932

DBT America Inc.	Delaware Department of State	2007 0210244	1/17/07	Specific equipment described therein

DBT America Inc.	Delaware Department of State	2007 0210327	1/17/07	Specific equipment described therein

CHESAPEAKE FUNDING LLC	Delaware Department of State	2007 3319109	8/30/07 (Amendment filed 5/23/08; Amendment filed 7/7/08; Amendment filed 7/9/08)	Specific equipment described therein leased pursuant to Lease Assumption Agreement dated 7/6/01

Amendments Addition of specific leased equipment

IBM CREDIT LLC	Delaware Department of State	2008 1158946	4/2/08	Specific leased equipment described therein as further described in IBM Credit LLC Supplement #940317

IBM CREDIT LLC	Delaware Department of State	2008 1173499	4/3/08	Specific leased equipment described therein as further described in IBM Credit LLC Supplement #940317

COACTIV CAPITAL PARTNERS, INC.	Delaware Department of State	2008 2028023	6/13/08	Specific leased equipment described therein

DEBTOR: CONSOL Energy Inc.

SECURED PARTY (EXACTLY AS LISTED ON UCC)	SEARCH JURISDICTION	ORIGINAL FILING NO.	FILING DATE(S)	COLLATERAL/ DESCRIPTION OF AMENDMENT(S)
SG EQUIPMENT FINANCE USA CORP.	Delaware Department of State	2008 2274619	7/2/08	Precautionary UCC filed in connection with Open Text End User License Agreement dated 6/15/08 and Schedule dated 6/15/08 and Master Installment Payment Agreement Schedule No. 001 dated 6/15/08 (no other information listed as to nature of collateral; Debtor and Secured Party are designated as Lessee and Lessor)

BANK OF AMERICA LEASING & CAPITAL, LLC	Delaware Department of State	2008 2329066	7/8/08	Leased Gulfstream aircraft as described in Aircraft Sublease Agreement (S/N 1493) dated 4/22/08

MAINLINE FINANCIAL SERVICES, LLC	Delaware Department of State	2008 3275995	9/26/08	Specific equipment described therein leased pursuant to Master Lease Agreement dated 5/28/08 and Equipment Schedule No. CONS-001 dated 5/28/08

MAINLINE FINANCIAL SERVICES, LLC	Delaware Department of State	2008 3277082	9/26/08	Specific equipment described therein leased pursuant to Master Lease Agreement dated 5/28/08 and Equipment Schedule Nos. CONS01C-002 and CONS01C-003 dated 7/17/08

CHESAPEAKE FUNDING LLC	Delaware Department of State	2009 0642832	2/27/09	Specific equipment described therein leased pursuant to Lease Agreement 7/6/01

DEBTOR: CONSOL Energy Inc.

SECURED PARTY (EXACTLY AS LISTED ON UCC)	SEARCH JURISDICTION	ORIGINAL FILING NO.	FILING DATE(S)	COLLATERAL/ DESCRIPTION OF AMENDMENT(S)
MAINLINE FINANCIAL SERVICES, LLC	Delaware Department of State	2009 3735492	11/20/09	Specific equipment described therein leased pursuant to Master Lease Agreement dated 5/28/08 and Equipment Schedule No. CONS01C-004 dated 11/11/09

IBM CREDIT LLC	Delaware Department of State	2009 3775639	11/24/09	Specific leased equipment described therein as further described in IBM Credit LLC Supplement #G15239

Highland Community Bank	Delaware Department of State	2010 0385967	2/3/10	Specific equipment described therein leased pursuant to Lease Agreement MRC-CNX-100 dated 12/28/09 and Schedule 1

*	To the extent continuation statements were filed.

DEBTOR: CNX Marine Terminals Inc.

SECURED PARTY (EXACTLY AS LISTED ON UCC)	SEARCH JURISDICTION	ORIGINAL FILING NO.	FILING DATE(S)	COLLATERAL/ DESCRIPTION OF AMENDMENT(S)
NNHG FINANCIAL SERVICES, INC.	Delaware Department of State	4002422 6	1/6/04 (Continuation filed 7/25/08)	All of the equipment leased by Lessor (Secured Party) to Lessee (Debtor)

CATERPILLAR FINANCIAL SERVICES CORPORATION	Delaware Department of State	2007 1261402	4/4/07	Specific leased equipment described therein

CATERPILLAR FINANCIAL SERVICES CORPORATION	Delaware Department of State	2008 3872866	11/19/08	Specific leased equipment described therein

DEBTOR: CONSOL of Kentucky Inc.

SECURED PARTY (EXACTLY AS LISTED ON UCC)	SEARCH JURISDICTION	ORIGINAL FILING NO.	FILING DATE(S)	COLLATERAL/ DESCRIPTION OF AMENDMENT(S)
WHAYNE SUPPLY COMPANY	Delaware Department of State	5158206 4	5/23/05*	Specific leased equipment described therein

CATERPILLAR FINANCIAL SERVICES CORPORATION	Delaware Department of State	6267268 1	8/2/06	Specific leased equipment described therein

CATERPILLAR FINANCIAL SERVICES CORPORATION	Delaware Department of State	2007 1636017	5/1/07	Specific leased equipment described therein

CATERPILLAR FINANCIAL SERVICES CORPORATION	Delaware Department of State	2007 1636082	5/1/07	Specific leased equipment described therein

CATERPILLAR FINANCIAL SERVICES CORPORATION	Delaware Department of State	2008 3424254	10/9/08	Specific leased equipment described therein

CATERPILLAR FINANCIAL SERVICES CORPORATION	Delaware Department of State	2009 2287362	7/16/09 (Amendment filed 3/4/10)	Specific leased equipment described therein

Amendment Addition of additional pieces of leased equipment

CATERPILLAR FINANCIAL SERVICES CORPORATION	Delaware Department of State	2009 3358816	10/19/09	Specific leased equipment described therein

CATERPILLAR FINANCIAL SERVICES CORPORATION	Delaware Department of State	2009 3808976	11/30/09	Specific leased equipment described therein

*	To the extent continuation statements were filed.

DEBTOR: Consol Pennsylvania Coal Company LLC

SECURED PARTY (EXACTLY AS LISTED ON UCC)	SEARCH JURISDICTION	ORIGINAL FILING NO.	FILING DATE(S)	COLLATERAL/ DESCRIPTION OF AMENDMENT(S)
CATERPILLAR FINANCIAL SERVICES CORPORATION	Delaware Department of State	6379783 4	10/31/06	Specific leased equipment described therein

DBT America Inc.	Delaware Department of State	2007 0210327	1/17/07	Specific equipment described therein

CATERPILLAR FINANCIAL SERVICES CORPORATION	Delaware Department of State	2007 4398730	11/19/07	Specific leased equipment described therein

CATERPILLAR FINANCIAL SERVICES CORPORATION	Delaware Department of State	2008 1053501	3/26/08	Specific leased equipment described therein

RBS ASSET FINANCE, INC.	Delaware Department of State	2008 1740974	5/20/08	Specific equipment described therein leased pursuant to Schedule No. 1 dated 3/28/06 to Master Lease Agreement dated 3/28/06

BANK OF CASTILLE	Delaware Department of State	2008 3591656	10/24/08	Specific leased equipment described therein

U.S. BANCORP EQUIPMENT FINANCE, INC.	Delaware Department of State	2009 0596939	2/24/09	Specific equipment described therein

RBS ASSET FINANCE, INC.	Delaware Department of State	2009 0631462	2/26/09	Specific equipment described therein leased pursuant to Schedule No. 2 dated 2/24/09 to Master Lease Agreement dated 3/28/06

CATERPILLAR FINANCIAL SERVICES CORPORATION	Delaware Department of State	2009 0929189	3/24/09	Specific leased equipment described therein

U.S. BANCORP EQUIPMENT FINANCE, INC.	Delaware Department of State	2009 2520655	8/6/09	Specific equipment described therein

DEBTOR: Consol Pennsylvania Coal Company LLC

SECURED PARTY (EXACTLY AS LISTED ON UCC)	SEARCH JURISDICTION	ORIGINAL FILING NO.	FILING DATE(S)	COLLATERAL/ DESCRIPTION OF AMENDMENT(S)
RBS ASSET FINANCE, INC.	Delaware Department of State	2009 2525613	8/6/09	Specific equipment described therein leased pursuant to Schedule No. 3 dated 8/6/09 to Master Lease Agreement dated 3/28/06

DEBTOR: Consolidation Coal Company

SECURED PARTY (EXACTLY AS LISTED ON UCC)	SEARCH JURISDICTION	ORIGINAL FILING NO.	FILING DATE(S)	COLLATERAL/ DESCRIPTION OF AMENDMENT(S)
DBT America Inc.	Delaware Department of State	5101491 0	4/4/05*	Specific equipment described therein

CATERPILLAR FINANCIAL SERVICES CORPORATION	Delaware Department of State	5150703 8	5/16/05*	Specific equipment described therein

CATERPILLAR FINANCIAL SERVICES CORPORATION	Delaware Department of State	5227545 2	7/22/05*	Specific equipment described therein

CATERPILLAR FINANCIAL SERVICES CORPORATION	Delaware Department of State	5241371 5	8/4/05*	Specific equipment described therein

CATERPILLAR FINANCIAL SERVICES CORPORATION	Delaware Department of State	6005488 2	1/6/06*	Specific leased equipment described therein

CATERPILLAR FINANCIAL SERVICES CORPORATION	Delaware Department of State	6249639 6	7/19/06	Specific leased equipment described therein

CATERPILLAR FINANCIAL SERVICES CORPORATION	Delaware Department of State	6249658 6	7/19/06	Specific leased equipment described therein

CATERPILLAR FINANCIAL SERVICES CORPORATION	Delaware Department of State	6249669 3	7/19/06	Specific leased equipment described therein

CATERPILLAR FINANCIAL SERVICES CORPORATION	Delaware Department of State	6267245 9	8/2/06	Specific leased equipment described therein

CATERPILLAR FINANCIAL SERVICES CORPORATION	Delaware Department of State	6267250 9	8/2/06	Specific leased equipment described therein

DEBTOR: Consolidation Coal Company

SECURED PARTY (EXACTLY AS LISTED ON UCC)	SEARCH JURISDICTION	ORIGINAL FILING NO.	FILING DATE(S)	COLLATERAL/ DESCRIPTION OF AMENDMENT(S)
CATERPILLAR FINANCIAL SERVICES CORPORATION	Delaware Department of State	6395094 6	11/13/06	Specific leased equipment described therein

DBT America Inc.	Delaware Department of State	2007 0210244	1/17/07	Specific equipment described therein

CATERPILLAR FINANCIAL SERVICES CORPORATION	Delaware Department of State	2007 2187507	6/11/07	Specific leased equipment described therein

CATERPILLAR FINANCIAL SERVICES CORPORATION	Delaware Department of State	2007 2707981	7/18/07	Specific leased equipment described therein

CATERPILLAR FINANCIAL SERVICES CORPORATION	Delaware Department of State	2007 4883749	12/27/07	Specific leased equipment described therein

CATERPILLAR FINANCIAL SERVICES CORPORATION	Delaware Department of State	2008 0348597	1/29/08	Specific leased equipment described therein

CATERPILLAR FINANCIAL SERVICES CORPORATION	Delaware Department of State	2008 0983450	3/20/08	Specific leased equipment described therein

CATERPILLAR FINANCIAL SERVICES CORPORATION	Delaware Department of State	2008 2826855	8/19/08	Specific leased equipment described therein

BANK OF AMERICA LEASING & CAPITAL, LLC	Delaware Department of State	2009 0108115	1/13/09	Specific equipment described therein leased pursuant to Schedule No. 1 to Master Lease Agreement No. 19596-90000 dated 12/31/08

CATERPILLAR FINANCIAL SERVICES CORPORATION	Delaware Department of State	2009 0150695	1/15/09	Specific leased equipment described therein

DEBTOR: Consolidation Coal Company

SECURED PARTY (EXACTLY AS LISTED ON UCC)	SEARCH JURISDICTION	ORIGINAL FILING NO.	FILING DATE(S)	COLLATERAL/ DESCRIPTION OF AMENDMENT(S)
CATERPILLAR FINANCIAL SERVICES CORPORATION	Delaware Department of State	2009 0759305	3/10/09	Specific leased equipment described therein

CATERPILLAR FINANCIAL SERVICES CORPORATION	Delaware Department of State	2009 2143300	7/2/09	Specific leased equipment described therein

CATERPILLAR FINANCIAL SERVICES CORPORATION	Delaware Department of State	2009 2730437	8/25/09	Specific leased equipment described therein

CATERPILLAR FINANCIAL SERVICES CORPORATION	Delaware Department of State	2009 3480115	10/29/09	Specific leased equipment described therein

CATERPILLAR FINANCIAL SERVICES CORPORATION	Delaware Department of State	2009 4018559	12/16/09	Specific leased equipment described therein

CATERPILLAR FINANCIAL SERVICES CORPORATION	Delaware Department of State	2010 0647507	2/25/10	Specific leased equipment described therein

*	To the extent continuation statements were filed.

DEBTOR: Eighty-Four Mining Company

SECURED PARTY (EXACTLY AS LISTED ON UCC)	SEARCH JURISDICTION	ORIGINAL FILING NO.	FILING DATE(S)	COLLATERAL/ DESCRIPTION OF AMENDMENT(S)
DBT America Inc.	Pennsylvania Department of State	2005040604098	4/4/05*	Specific equipment described therein

DBT America Inc.	Pennsylvania Department of State	2007032400468	3/20/07	Specific equipment described therein

DBT America Inc.	Pennsylvania Department of State	2007051600592	5/14/07	Specific equipment described therein

*	To the extent continuation statements were filed.

DEBTOR: Fola Coal Company, L.L.C.

SECURED PARTY (EXACTLY AS LISTED ON UCC)	SEARCH JURISDICTION	ORIGINAL FILING NO.	FILING DATE(S)	COLLATERAL/ DESCRIPTION OF AMENDMENT(S)
Rish Equipment Company	West Virginia Secretary of State	200700053368	6/22/07	Specific equipment described therein

Caterpillar Financial Services Corporation	West Virginia Secretary of State	200800215212	5/29/08	Specific leased equipment described therein

Caterpillar Financial Services Corporation	West Virginia Secretary of State	200800225062	6/17/08	Specific leased equipment described therein

Caterpillar Financial Services Corporation	West Virginia Secretary of State	200800229995	6/24/08	Specific leased equipment described therein

Caterpillar Financial Services Corporation	West Virginia Secretary of State	200800234173	7/1/08	Specific leased equipment described therein

Caterpillar Financial Services Corporation	West Virginia Secretary of State	200800234185	7/1/08	Specific leased equipment described therein

Caterpillar Financial Services Corporation	West Virginia Secretary of State	200800234209	7/1/08	Specific leased equipment described therein

Caterpillar Financial Services Corporation	West Virginia Secretary of State	200800242143	7/17/08	Specific leased equipment described therein

Caterpillar Financial Services Corporation	West Virginia Secretary of State	200900346689	4/8/09	Specific leased equipment described therein

DEBTOR: Keystone Coal Mining Corporation

SECURED PARTY (EXACTLY AS LISTED ON UCC)	SEARCH JURISDICTION	ORIGINAL FILING NO.	FILING DATE(S)	COLLATERAL/ DESCRIPTION OF AMENDMENT(S)
Caterpillar Financial Services Corporation	Pennsylvania Department of State	2009041405552	4/14/09	Specific leased equipment described therein

DEBTOR: McElroy Coal Company

SECURED PARTY (EXACTLY AS LISTED ON UCC)	SEARCH JURISDICTION	ORIGINAL FILING NO.	FILING DATE(S)	COLLATERAL/ DESCRIPTION OF AMENDMENT(S)
CATERPILLAR FINANCIAL SERVICES CORPORATION	Delaware Department of State	5255748 7	8/17/05*	Specific equipment described therein

CATERPILLAR FINANCIAL SERVICES CORPORATION	Delaware Department of State	5255982 2	8/17/05*	Specific equipment described therein

CATERPILLAR FINANCIAL SERVICES CORPORATION	Delaware Department of State	5256643 9	8/17/05*	Specific equipment described therein

CATERPILLAR FINANCIAL SERVICES CORPORATION	Delaware Department of State	2007 1261691	4/4/07	Specific leased equipment described therein

CATERPILLAR FINANCIAL SERVICES CORPORATION	Delaware Department of State	2008 2826053	8/19/08	Specific leased equipment described therein

CATERPILLAR FINANCIAL SERVICES CORPORATION	Delaware Department of State	2009 0801768	3/12/09	Specific leased equipment described therein

*	To the extent continuation statements were filed.

DEBTOR: Mon River Towing, Inc.

SECURED PARTY (EXACTLY AS LISTED ON UCC)	SEARCH JURISDICTION	ORIGINAL FILING NO.	FILING DATE(S)	COLLATERAL/ DESCRIPTION OF AMENDMENT(S)
General Electric Capital Corporation	Pennsylvania Department of State	2005092700296	9/23/05 (Amendment filed 10/20/05) *	Specific vessels described therein documented under United States Flag; (Debtor and Secured Party are designated as Lessee and Lessor)

				Amendment Amendment and restatement of collateral description

Banc of America Leasing & Capital, LLC	Pennsylvania Department of State	2007120505746	12/5/07	Precautionary filing in connection with Bareboat Charter Agreement dated 12/4/07 concerning U.S. flag vessels described therein

BANC OF AMERICA LEASING & CAPITAL, LLC	Pennsylvania Department of State	2009061101994	6/11/09	Specific vessels described therein leased pursuant to Bareboat Charter Agreement dated 6/11/09

*	To the extent continuation statements were filed.

SCHEDULE 1.1 (R) – REAL PROPERTY

I.	COAL MINES AND COAL RESERVES*

LOCATION	ENTITY
Alexander Reserve in Marshall County, WV	Reserve Coal Properties Company, a Delaware corporation and Consol Pennsylvania Coal Company LLC, a Delaware limited liability company

Amonate Mine and Associated Facilities in Tazewell County, VA and McDowell County, WV	Reserve Coal Properties Company, a Delaware corporation, Consolidation Coal Company, a Delaware corporation and Consol Pennsylvania Coal Company LLC, a Delaware limited liability company

Bailey Mine, Enlow Fork Mine, and Associated Facilities in Marshall County, WV, Greene County, PA, and Washington County, PA	Reserve Coal Properties Company, a Delaware corporation, Consolidation Coal Company, a Delaware corporation, Conrhein Coal Company, a Pennsylvania general partnership, and Consol Pennsylvania Coal Company LLC, a Delaware limited liability company

Berkshire Reserve in Washington County, PA	Conrhein Coal Company, a Pennsylvania general partnership, Consolidation Coal Company, a Delaware corporation and Consol Pennsylvania Coal Company LLC, a Delaware limited liability company

Birch Reserve in Braxton County, WV, Clay County, WV, and Nicholas County, WV	Wolfpen Knob Development Company, a Virginia corporation

Blacksville #2 Mine and Associated Facilities in Greene County, PA, and Monongalia County, WV	Consolidation Coal Company, a Delaware corporation

Blacksville #3 Reserve in Greene County, PA, and Monongalia County, WV	Reserve Coal Properties Company, a Delaware corporation and Consolidation Coal Company, a Delaware corporation

Buchanan Mine and Associated Facilities in Buchanan County, VA	Reserve Coal Properties Company, a Delaware corporation and Consolidation Coal Company, a Delaware corporation

Clark County Reserve in Clark County, IL	Reserve Coal Properties Company, a Delaware corporation

Danville Reserve in Vermilion County, IL, and Edgar County, IL	Reserve Coal Properties Company, a Delaware corporation, Consol Pennsylvania Coal Company LLC, a Delaware limited liability company and CNX Marine Terminals Inc., a Delaware corporation

LOCATION	ENTITY
Eighty-Four Mine and Associated Facilities in Washington County, PA	Eighty-Four Mining Company, a Pennsylvania corporation, Island Creek Coal Company, a Delaware corporation, Laurel Run Mining Company, a Virginia corporation and Reserve Coal Properties Company, a Delaware corporation, individually and as successor in interest to Lucerne Land Company

Emery Mine and Associated Facilities in Emery County, UT	Consolidation Coal Company, a Delaware corporation

Fallowfield Reserve in Washington County, PA	CNX Marine Terminals Inc., a Delaware corporation, Consolidation Coal Company, a Delaware corporation and Reserve Coal Properties Company, a Delaware corporation

Greene Hill Reserve in Greene County, PA	Consol Pennsylvania Coal Company LLC, a Delaware limited liability company

Hamilton County Reserve in Hamilton County, IL, Saline County, IL, and Franklin County, IL	Reserve Coal Properties Company, a Delaware corporation

Holden Reserve in Logan County, WV, and Mingo County, WV	Island Creek Coal Company, a Delaware corporation and Laurel Run Mining Company, a Virginia corporation

Hurricane Branch Reserve in Buchanan County, VA, Russell County, VA, and Tazewell County, VA	Reserve Coal Properties Company, a Delaware corporation and Consolidation Coal Company, a Delaware corporation

Loveridge Mine and Associated Facilities in Marion County, WV, Monongalia, WV, and Wetzel County, WV	Consolidation Coal Company, a Delaware corporation and Reserve Coal Properties Company, a Delaware corporation

Mahoning Valley Mine and Associated Facilities in Harrison County, OH, and Belmont County, OH	Consolidation Coal Company, a Delaware corporation

Marshall County Reserve in Marshall County, WV	Consolidation Coal Company, a Delaware corporation, Consol Pennsylvania Coal Company LLC, a Delaware limited liability company and CNX Land Resources Inc., a Delaware corporation

McElroy Mine and Associated Facilities in Marshall County, WV	Consolidation Coal Company, a Delaware corporation and McElroy Coal Company, a Delaware corporation

Mid-Allegheny Reserve in Marion, WV, Marshall, WV, and Wetzel Counties, WV	Consolidation Coal Company, a Delaware corporation

Miller Creek Mine and Associated Facilities in Mingo County, WV	CONSOL of Kentucky Inc., a Delaware corporation

Nailler Reserve in Marion County, WV	Consolidation Coal Company, a Delaware corporation

Otter Creek Reserve in Powder River County, MT	Consolidation Coal Company, a Delaware corporation, and Reserve Coal Properties Company, a Delaware corporation

LOCATION	ENTITY
Rend Lake Mine and Associated Facilities in Jefferson County, IL	Consolidation Coal Company, a Delaware corporation

Robinson Run Mine and Associated Facilities in Marion County, WV, Harrison County, WV, and Wetzel County, WV	Consolidation Coal Company, a Delaware corporation and Reserve Coal Properties Company, a Delaware corporation

St. Cloud Reserve in Monongalia County, WV, and Wetzel County, WV	Consolidation Coal Company, a Delaware corporation and Reserve Coal Properties Company, a Delaware corporation

St. Leo Reserve in Marion County, WV, Monongalia County, WV, and Wetzel County, WV	Consolidation Coal Company, a Delaware corporation

Shaner Reserve in Allegheny County, PA and Westmoreland County, PA	Reserve Coal Properties Company, a Delaware corporation

Shoemaker Mine and Associated Facilities in Marshall County, WV, Ohio County, WV, and Washington County, PA	Consolidation Coal Company, a Delaware corporation

Tetrick Reserve in Doddridge County, WV, Harrison County, WV, and Marion County, WV	Consolidation Coal Company, a Delaware corporation and Reserve Coal Properties Company, a Delaware corporation

VP3 Mine and Associated Facilities in Buchanan County, VA	Island Creek Coal Company, a Delaware corporation

VP8 Mine and Associated Facilities in Buchanan County, VA	Island Creek Coal Company, a Delaware corporation

Wetzel County Reserve in Wetzel County, WV	CNX Land Resources Inc., a Delaware corporation and Reserve Coal Properties Company, a Delaware corporation

II.	TERMINALS AND DOCKS[1]

LOCATION	ENTITY
Alicia Dock Facility in Fayette County, PA	CNX Marine Terminals Inc., a Delaware corporation

[1]	Real Property does not include any assets previously released, by the Collateral Agent pursuant to a Release Notice, from the Liens granted pursuant to the Loan Documents.

SCHEDULE 2.9 – EXISTING LETTERS OF CREDIT

LETTER OF CREDIT NO.	BENEFICIARY	ISSUE DATE	EXPIRY DATE	CURRENCY AMOUNT (USD)
252833	Illinois Industrial Commission	10/15/02	10/15/11	1,300,000.00
253513	Old Republic Insurance	11/12/02	11/12/11	4,166,285.00
254299	U.S. DOL	12/17/02	12/17/11	1,350,000.00
262031	Zurich American Insurance	11/19/03	11/19/11	10,141,403.00
264452	Commonwealth of PA Department of Transportation	02/25/04	03/03/12	700,000.00
18100206	U.S. Department of Labor Office of Workers’ Compensation Programs Division of Longshore and Harbor Workers’ Compensation	06/23/04	06/23/12	2,650,000.00
18101201	Virginia WC Commission	02/16/05	02/16/12	3,750,000.00
18101431	Virginia WC Commission	04/22/05	04/22/12	2,500,000.00
18101802	Commonwealth of Pennsylvania	06/10/05	06/10/12	21,347,499.91
18102398	Ward Transformer Site Trust Fund	11/23/05	11/23/11	1,728,000.00
18102531	West Virginia W/C Commission	12/05/05	12/05/11	500,000.00
18102610	ACE American Insurance Co.	12/27/05	11/05/11	600,000.00
18102922	Commonwealth of Pennsylvania	03/22/06	03/22/12	12,147,226.10
18102924	Commonwealth of Pennsylvania	03/22/06	03/22/12	2,060,143.84
18102925	Commonwealth of Pennsylvania	03/22/06	03/22/12	722,450.65
18102926	Commonwealth of Pennsylvania	03/22/06	03/22/12	184,578.39
18102928	Commonwealth of Pennsylvania	03/22/06	03/22/12	16,692,554.22
18102929	Commonwealth of Pennsylvania	03/22/06	03/22/12	398,275.57
18102932	Commonwealth of Pennsylvania	03/22/06	03/22/12	238,425.46
18102933	Commonwealth of Pennsylvania	03/22/06	03/22/12	174,620.39
18103241	Commonwealth of Pennsylvania	05/12/06	05/12/12	600,000.00
18103246	National Union Fire Insurance	05/22/06	05/22/12	977,980.00
18104077	Commonwealth of Kentucky	12/07/06	08/31/11	1,818,964.00
18104078	Commonwealth of Kentucky	12/07/06	06/23/12	11,823,851.00
18104687	Travelers Casualty & Surety Co.	05/22/07	01/08/12	19,213,610.00
18104688	UMWA	05/22/07	10/15/11	67,768,350.00
18104689	Insurance Commissioner of WV	05/21/07	04/24/12	45,593,310.00
18105572	Royal Bank of Canada	07/06/07	07/06/12	99,733.00
18108064	Self-Insurance Division Bureau of Workers’ Compensation	10/12/07	10/12/11	30,700,000.00
18109012	OH Bureau of Workers’ Comp.	03/05/08	03/05/12	2,042,000.00
18112327	Zurich American Insurance	11/20/09	11/20/11	733,700.00
				264,722,960.53

Note:	PNC Bank is the issuing lender for the above listed letters of credit.

SCHEDULE 6.1.1 – QUALIFICATIONS

FULL LEGAL NAME PER CHARTER DOCUMENTS/PARTNERSHIP AGREEMENT (STATE OF FORMATION & TYPE OF ENTITY)	STATE(S) OF FOREIGN QUALIFICATION
AMVEST Coal & Rail, L.L.C. (Virginia limited liability company)	—

AMVEST Coal Sales, Inc. (Virginia corporation)	West Virginia

AMVEST Corporation (Virginia corporation)	—

AMVEST Gas Resources, Inc. (Virginia corporation)	West Virginia

AMVEST Mineral Services, Inc. (Virginia corporation)	Tennessee Florida

AMVEST Minerals Company, L.L.C. (Virginia limited liability company)	—

AMVEST Oil & Gas, Inc. (Virginia corporation)	—

AMVEST West Virginia Coal, L.L.C. (West Virginia limited liability company)	—

Braxton-Clay Land & Mineral, Inc. (West Virginia corporation)	—

Central Ohio Coal Company (Ohio corporation)	—

CNX Land Resources Inc. (Delaware corporation)	Colorado Illinois Kentucky Montana Pennsylvania Texas Utah Virginia West Virginia Wyoming

CNX Marine Terminals Inc. (Delaware corporation)	Illinois Maryland Ohio Pennsylvania

CONSOL Energy Holdings LLC VI (Delaware limited liability company)	—

FULL LEGAL NAME PER CHARTER DOCUMENTS/PARTNERSHIP AGREEMENT (STATE OF FORMATION & TYPE OF ENTITY)	STATE(S) OF FOREIGN QUALIFICATION
CONSOL Energy Inc. (Delaware corporation)	Colorado Kentucky Montana Pennsylvania Virginia West Virginia

CONSOL Energy Sales Company (Delaware corporation)	Georgia Maryland Pennsylvania Virginia

CONSOL Financial Inc. (Delaware corporation)	—

CONSOL of Canada Inc. (Delaware corporation)	Alberta

CONSOL of Central Pennsylvania LLC (Pennsylvania limited liability company)	—

CONSOL of Kentucky Inc. (Delaware corporation)	Kentucky Virginia West Virginia

CONSOL of Ohio LLC (Ohio limited liability company)	—

CONSOL of WV LLC (West Virginia limited liability company)	—

CONSOL of Wyoming LLC (Delaware limited liability company)	—

Consol Pennsylvania Coal Company LLC (Delaware limited liability company)	Pennsylvania Virginia West Virginia

FULL LEGAL NAME PER CHARTER DOCUMENTS/PARTNERSHIP AGREEMENT (STATE OF FORMATION & TYPE OF ENTITY)	STATE(S) OF FOREIGN QUALIFICATION
Consolidation Coal Company (Delaware corporation)	Illinois Kentucky Michigan Mississippi Missouri Montana New Mexico New York North Dakota Ohio Pennsylvania Tennessee Utah Virginia West Virginia Wyoming

Eighty-Four Mining Company (Pennsylvania corporation)	—

Fola Coal Company, L.L.C. (West Virginia limited liability company)	—

Glamorgan Coal Company, L.L.C. (Virginia limited liability company)	—

Helvetia Coal Company (Pennsylvania corporation)	—

Island Creek Coal Company (Delaware corporation)	Kentucky Pennsylvania Virginia West Virginia

Keystone Coal Mining Corporation (Pennsylvania corporation)	—

Laurel Run Mining Company (Virginia corporation)	Pennsylvania West Virginia

Leatherwood, Inc. (Pennsylvania corporation)	Virginia West Virginia

Little Eagle Coal Company, L.L.C. (West Virginia limited liability company)	—

McElroy Coal Company (Delaware corporation)	West Virginia

FULL LEGAL NAME PER CHARTER DOCUMENTS/PARTNERSHIP AGREEMENT (STATE OF FORMATION & TYPE OF ENTITY)	STATE(S) OF FOREIGN QUALIFICATION
Mon River Towing, Inc. (Pennsylvania corporation)	West Virginia

MTB Inc. (Delaware corporation)	Pennsylvania

Nicholas-Clay Land & Mineral, Inc. (Virginia corporation)	West Virginia

Peters Creek Mineral Services, Inc. (Virginia corporation)	West Virginia

Reserve Coal Properties Company (Delaware corporation)	Colorado Illinois Indiana Kentucky Ohio Pennsylvania Texas Virginia West Virginia Wyoming

Rochester & Pittsburgh Coal Company (Pennsylvania corporation)	New York Utah West Virginia

Southern Ohio Coal Company (West Virginia corporation)	Ohio

TEAGLE Company, L.L.C. (Virginia limited liability company)	—

TECPART Corporation (Delaware corporation)	West Virginia

Terra Firma Company (West Virginia corporation)	—

Terry Eagle Coal Company, L.L.C. (West Virginia limited liability company)	—

Terry Eagle Limited Partnership (West Virginia limited partnership)	—

Twin Rivers Towing Company (Delaware corporation)	Pennsylvania West Virginia

Vaughan Railroad Company (West Virginia corporation)	—

FULL LEGAL NAME PER CHARTER DOCUMENTS/PARTNERSHIP AGREEMENT (STATE OF FORMATION & TYPE OF ENTITY)	STATE(S) OF FOREIGN QUALIFICATION
Windsor Coal Company (West Virginia corporation)	—

Wolfpen Knob Development Company (Virginia corporation)	Ohio West Virginia

SCHEDULE 6.1.2 – SUBSIDIARIES

SUBSIDIARY	JURISDICTION OF INCORPORATION	OWNER	CLASS OF EQUITY INTEREST	AUTHORIZED CAPITAL STOCK	ISSUED SHARES	% OF OUTSTANDING SHARES
AMVEST Coal & Rail, L.L.C.	Virginia	AMVEST Minerals Company, L.L.C.		—	—	—
AMVEST Coal Sales, Inc.	Virginia	Glamorgan Coal Company, L.L.C.	Common	1,000	100	100%
AMVEST Corporation	Virginia	CONSOL Energy Inc.	Common	1,000	1,000	100%
AMVEST Gas Resources, Inc.	Virginia	AMVEST Oil & Gas, Inc.	Common	1,000	100	100%
AMVEST Mineral Services, Inc.	Virginia	Glamorgan Coal Company, L.L.C.	Common	1,000	100	100%
AMVEST Minerals Company, L.L.C.	Virginia	AMVEST Corporation		—	—	—
AMVEST Oil & Gas, Inc.	Virginia	Glamorgan Coal Company, L.L.C.	Common	1,000	100	100%
AMVEST West Virginia Coal, L.L.C.	West Virginia	Nicholas-Clay Land & Mineral, Inc. (70%) Terry Eagle Limited Partnership (30%)		—	—	—
Braxton-Clay Land & Mineral, Inc.	West Virginia	AMVEST Coal & Rail, L.L.C.	Common	1,000	100	100%
Central Ohio Coal Company	Ohio	Consolidation Coal Company	Common	100,000	75,000	100%
CNX Land Resources Inc.	Delaware	CONSOL Energy Inc.	Common	1,000	1,000	100%

SUBSIDIARY	JURISDICTION OF INCORPORATION	OWNER	CLASS OF EQUITY INTEREST	AUTHORIZED CAPITAL STOCK	ISSUED SHARES	% OF OUTSTANDING SHARES
CNX Marine Terminals Inc.	Delaware	CONSOL Energy Sales Company	Common	1,000	1,000	100%
Conrhein Coal Company	Pennsylvania General Partnership	Consolidation Coal Company (76%) MTB Inc. (24%)		—	—	—
CONSOL Energy Holdings LLC VI	Delaware	CONSOL Energy Inc.		—	—	—
CONSOL Energy Sales Company	Delaware	CONSOL Energy Inc.	Common	2,000	1,000	100%
CONSOL Financial Inc.	Delaware	CONSOL Energy Inc.	Common	1,000	1,000	100%
CONSOL of Canada Inc.	Delaware	CONSOL Energy Inc.	Common	10,000	7,000	100%
CONSOL of Central Pennsylvania LLC	Pennsylvania	CONSOL Energy Inc.		—	—	—
CONSOL of Kentucky Inc.	Delaware	CONSOL Energy Inc.	Common	250,000	500	100%
CONSOL of Ohio LLC	Ohio	CONSOL Energy Inc.		—	—	—
CONSOL of WV LLC	West Virginia	CONSOL Energy Inc.		—	—	—
CONSOL of Wyoming LLC	Delaware	CONSOL Energy Inc.		—	—	—
Consol Pennsylvania Coal Company LLC	Delaware	CONSOL Energy Inc.		—	—	—
Consolidation Coal Company	Delaware	CONSOL Energy Inc.	Common	75,000	75,000	100%

SUBSIDIARY	JURISDICTION OF INCORPORATION	OWNER	CLASS OF EQUITY INTEREST	AUTHORIZED CAPITAL STOCK	ISSUED SHARES	% OF OUTSTANDING SHARES
Eighty-Four Mining Company	Pennsylvania	CONSOL Financial Inc.	Common	100	10	100%
Fola Coal Company, L.L.C. (d/b/a Powellton Coal Company, L.L.C.) (West Virginia)	West Virginia	AMVEST West Virginia Coal, L.L.C.		—	—	—
Glamorgan Coal Company, L.L.C.	Virginia	AMVEST Minerals Company, L.L.C.		—	—	—
Helvetia Coal Company	Pennsylvania	Rochester & Pittsburgh Coal Company	Common	500	500	100%
Island Creek Coal Company	Delaware	Consolidation Coal Company	Common	10,000	100	100%
Keystone Coal Mining Corporation	Pennsylvania	Rochester & Pittsburgh Coal Company	Common	100	100	100%
Laurel Run Mining Company	Virginia	Island Creek Coal Company	Common	1,000	1,000	100%
Leatherwood, Inc.	Pennsylvania	Rochester & Pittsburgh Coal Company	Common	100	100	100%
Little Eagle Coal Company, L.L.C.	West Virginia	AMVEST West Virginia Coal, L.L.C.		—	—	—
McElroy Coal Company	Delaware	Consolidation Coal Company	Common	1,000	1,000	100%
Mon River Towing, Inc.	Pennsylvania	CONSOL Energy Sales Company	Common	1,000	1,000	100%
MTB Inc.	Delaware	CONSOL Energy Inc.	Common	1,000	1,000	100%

SUBSIDIARY	JURISDICTION OF INCORPORATION	OWNER	CLASS OF EQUITY INTEREST	AUTHORIZED CAPITAL STOCK	ISSUED SHARES	% OF OUTSTANDING SHARES
Nicholas-Clay Land & Mineral, Inc.	Virginia	AMVEST Coal & Rail, L.L.C.	Common	1,000	100	100%
Peters Creek Mineral Services, Inc.	Virginia	Glamorgan Coal Company, L.L.C.	Common	1,000	100	100%
Reserve Coal Properties Company	Delaware	CONSOL Energy Inc.	Common	1,000	1,000	100%
Rochester & Pittsburgh Coal Company	Pennsylvania	Consolidation Coal Company	Common	1,000	1,000	100%
Southern Ohio Coal Company	West Virginia	Consolidation Coal Company	Common	5,000	5,000	100%
TEAGLE Company, L.L.C.	Virginia	AMVEST Coal & Rail, L.L.C.		—	—	—
TECPART Corporation	Delaware	AMVEST Coal & Rail, L.L.C.	Common	1,000	1,000	100%
Terra Firma Company	West Virginia	CNX Land Resources Inc.	Common	1,000	1	100%
Terry Eagle Coal Company, L.L.C.	West Virginia	AMVEST West Virginia Coal, L.L.C.		—	—	—
Terry Eagle Limited Partnership	West Virginia	TECPART Corporation (47.5% GP & 2.5% LP) TEAGLE Company, L.L.C. (47.5% GP & 2.5% LP)		—	—	—
Twin Rivers Towing Company	Delaware	CONSOL Energy Sales Company	Common	1,000	1,000	100%
Vaughan Railroad Company	West Virginia	AMVEST Coal & Rail, L.L.C.	Common	1,000	100	100%
Windsor Coal Company	West Virginia	Consolidation Coal Company	Common	5,000	4,064	100%

SUBSIDIARY	JURISDICTION OF INCORPORATION	OWNER	CLASS OF EQUITY INTEREST	AUTHORIZED CAPITAL STOCK	ISSUED SHARES	% OF OUTSTANDING SHARES
Wolfpen Knob Development Company	Virginia	CONSOL Energy Inc.	Common	1,000	1,000	100%

SCHEDULE 6.1.13 – INSURANCE POLICIES

NAMED INSURED	COVERAGE	CARRIER POLICY NUMBER
CONSOL Energy Inc. et al.	General Liability	Steadfast Insurance Company BOG9377215-07

CONSOL Energy Inc. et al.	Commercial Automobile Liability	Zurich American Insurance Company BAP 9377207-07

CONSOL Energy Inc. et al.	Workers’ Compensation and Employer’s Liability	Zurich American Insurance Company WC 9377211-07

CONSOL Energy Inc. (Emery Mine – Utah & Little Eagle Mine – WV)	Workers’ Compensation and Employer’s Liability	Zurich American Insurance Company WC 6556069-01

CONSOL Energy Inc.	Excess Workers’ Compensation & Employer’s Liability (Kentucky Only)	ACE American Insurance Company WCL C46567122

CONSOL Energy Inc.	Excess Workers’ Compensation & Employer’s Liability (Pennsylvania Only)	ACE American Insurance Company WCL C46447025

CONSOL Energy Inc. (Amvest Operations)	Excess Workers’ Compensation & Employer’s Liability (West Virginia Only)	ACE American Insurance Company WCU C4656716A

CONSOL Energy Inc.	Excess U.S. Longshore and Harbor Workers – Workers’ Compensation	ACE American Insurance Company WCL C46567201

CONSOL Energy Inc. et al.	Umbrella Liability – Layer $25 Million Excess Primary	Zurich American Guaranty & Liability Insurance Co. UMB-9829583-00

CONSOL Energy Inc. et al.	Umbrella Liability – Layer $25 Million Excess $25 Million	Lexington Insurance Co. 62785297

CONSOL Energy Inc. et al.	Umbrella Liability – Layer $25 Million Excess $50 Million	XL Insurance (London) DL402810

CONSOL Energy Inc. et al.	Umbrella Liability – Layer $25 Million Excess $75 Million	Allied World Company Ltd. (AWAC) C0084851004

CONSOL Energy Inc. et al.	Umbrella Liability – Layer $25 Million Excess $100 Million	Star Indemnity SLSLXNR03002510

CONSOL Energy Inc. et al.	Umbrella Liability – Layer $50 Million Excess $125 Million	XL Insurance Ltd. (Bermuda) BM00025258LI10A

CONSOL Energy Inc. et al.	Umbrella Liability – Layer $25 Million Excess $175 Million	Liberty (UK) DL476810

CONSOL Energy Inc. et al.	Umbrella Liability – Layer $50 Million Excess $200 Million	Chartis Cat Excess 60703862

NAMED INSURED	COVERAGE	CARRIER POLICY NUMBER
CONSOL Energy Inc.

“All Risk” Property

including

Equipment Breakdown, Certified and Non-Certified Terrorism

$275,000,000 Limit for Real and Personal Property at aboveground locations

$100,000,000 Limit for Real and Personal Property at underground locations, including underground time element

$275,000,000 Flood per Occurrence and Annual Aggregate, except:

Zone A - $75,000,000

Zone V - $10,000,000

Primary ($75,000,000)

Lloyd’s of London DP774610

Lexington Insurance Company

017397051

Zurich American Insurance Company

MNG 5323464-01

Westchester Surplus Lines

Insurance Company

D35895541 005

Ironshore Insurance Ltd.

441923410A

Maiden Specialty Insurance Company

S1LMY0050203S

National Union Fire Insurance Company of Pittsburgh, PA

53089649

Allied World Assurance Company P000599/009

RSUI Indemnity Company

NHD368220

Alterra Insurance Limited

54953-3767-PRMAN-2010

Hiscox Insurance Company Ltd.

UIS2510638.10

ACE Bermuda Insurance Ltd.

CONSOL00604P07

Axis Surplus Insurance Company

EAF753610-10

Aspen Specialty Insurance Company

PRA77XA10

Arch Reinsurance Ltd.

HHP0016679-04

Excess ($25,000,000 x/s $75,000,000)

Zurich American Insurance Company

MNG 5323464-01

Allied World Assurance Company P000599/009

Great Lakes Insurance Co. Plc.

088106-01-10

Arch Reinsurance Ltd.

HHP0016679-04

Aspen Specialty Insurance Company

PXA4DJV10

General Security Indemnity Company of Arizona

2010 10F140860-1

NAMED INSURED	COVERAGE	CARRIER POLICY NUMBER
CONSOL Energy Inc.	“All Risk” Property including Equipment Breakdown, Certified and Non-Certified Terrorism (continued)

Lloyd’s of London DP782810

Validus URS

AJW091755B10

Maiden Specialty Insurance Company

S1LMY0050203S

Hiscox Insurance Company Ltd.

UIS2502964.10

National Union Fire Insurance Company of Pittsburgh, PA

53089650

Homeland Insurance Company of New York

YSP 3157

RSUI Indemnity Company

NHT368220

Alterra Insurance Limited

54953-3767-PRMAN-2010

ACE Bermuda Insurance Ltd.

CONSOL00604P07

Excess ($175,000,000 x/s $100,000,000)

ACE Bermuda Insurance Ltd.

CONSOL00604P07

Commonwealth Insurance Company

US8465

Montpelier Reinsurance Ltd.

B10FA71790

Axis Insurance Company

MNG 718527-10

RSUI Indemnity Company

NHT368223

Lexington Insurance Company

017397052

Swiss Re International S.E.

MH74574

General Security Indemnity Company of Arizona

2010 10F140860-1

Maiden Specialty Insurance Company

S1LMY0050203S

AGCS Marine Insurance Company

MXI93020539

CONSOL Energy Inc.	Boiler & Machinery Inspection and Insurance	ARISE Boiler Inspection & Insurance Company, RRG 133344

CONSOL Energy Inc.	All Risk Property Certified and Non-Certified Terrorism Gap Coverage	Lexington Insurance Co. 015802315

NAMED INSURED	COVERAGE	CARRIER POLICY NUMBER
CONSOL/Mon River et al.	Marine Package, including Hull and Machinery, Protection and Indemnity, Landing Owners, Ship Owners, Terminal Operator, and Special Jones Act	Navigators Insurance Co. – 50% 10CFT7002/01 CNA Insurance Company – 30% H876410 XL Insurance Company – 20% UM00018676HU10A

CONSOL/Mon River et al.	Pollution Marine Liability	Water Quality Insurance 43-50943

CONSOL/Mon River et al.	Excess Marine Liability – Layer $9 Million Excess Primary	Navigators Insurance Co. – 75% 10L0633/01 XL Insurance Company – 25% UM00018676HU10A

CONSOL/Mon River et al.	Excess Marine Liability – Layer $10 Million	Navigators Insurance Co. – 50% 1010633/02 XL Insurance Company – 50% UM00018676HU10A

CONSOL/Mon River et al.	Excess Marine Liability – Layer $30 Million	Navigators Insurance Co. – 50% 1010633/03 XL Insurance Company – 50% UM00018676HU10A

CONSOL/Mon River et al.	Excess Marine Liability – Layer $50 Million	Allianz AGCS Global Marine – 50% OXL 92002281 New York Marine and General Insurance Company – 50% ML10105809

CONSOL/Mon River et al.	Excess Marine Liability – Layer $50 Million	Navigators Insurance Co. – 45.5% 1010633/05 XL Insurance Company – 54.5% UM00020882MA10A

CONSOL Energy Inc.	Directors & Officers Liability – Primary	XL Specialty Insurance Company ELU100391 10

CONSOL Energy Inc.	Directors & Officers Liability – First Excess	Zurich American Insurance Company DOC5246274-06

CONSOL Energy Inc.	Directors & Officers Liability – Second Excess	St. Paul Mercury Insurance Company EC09003633

CONSOL Energy Inc.	Directors & Officers Liability – Third Excess	Twin City Fire Insurance Company (The Hartford) 00 DA 0218855-10

CONSOL Energy Inc.	Directors & Officers Liability – Fourth Excess	Associated Electric & Gas Insurance Services Limited (AEGIS) D2999A1A10

CONSOL Energy Inc.	Directors & Officers Liability – Fifth Excess	Axis Insurance Company MNN755218012010

CONSOL Energy Inc.	Directors & Officers Liability – Sixth Excess	Continental Casualty Company 415222215

CONSOL Energy Inc.	Side A DIC Directors & Officers Liability – Seventh Excess	Federal Insurance Company 8210-7681

NAMED INSURED	COVERAGE	CARRIER POLICY NUMBER
CONSOL Energy Inc.	Side A DIC Directors & Officers Liability – Eighth Excess	Arch Insurance Company ABX0029547-02

CONSOL Energy Inc.	Side A DIC Directors & Officers Liability – Ninth Excess	ACE American Insurance Company DOXG24573722002

CONSOL Energy Inc.	Fiduciary Liability	Travelers Casualty & Surety Company 105502410

CONSOL Energy Inc.	Excess Fiduciary Liability	Twin City Fire Insurance Company 00 IA 0245891 10

CONSOL Energy Inc.	Special Risk Coverage	Federal Insurance Company 8211 3019

CONSOL Energy Inc.	Blanket Crime	Westchester Fire Insurance Company DON G21666488 007

CONSOL Energy Inc. et al.	Employment Practices Liability with Omnibus Leaders Preferred Endorsement	Arch Insurance Company EPL004071400

CONSOL Energy Inc.	Excess Employment Practices Liability	St. Paul Mercury Insurance Company EC09003639

Amvest Corporation	Directors & Officers, Fiduciary Liability, and Employment Practices (6 year run-off coverage)	Nutmeg Insurance Company 00 KB 0226237-06

Vaughan Railroad Company	Railroad Liability	Steadfast Insurance Company SCC288906714

SCHEDULE 6.1.24 – STATUS OF PLEDGED COLLATERAL

Master Separation Agreement, dated as of August 1, 2005, by and among CONSOL Energy Inc., certain of its subsidiaries and CNX Gas Corporation and certain of its subsidiaries.

Second Amended and Restated Bylaws of Mon River Towing, Inc.2

[2]

The Second Amended and Restated Bylaws provide in part: Except with respect to a Permitted Transfer (as defined below), no shareholder may sell, assign, transfer or otherwise dispose of any shares of the capital stock of the Corporation unless the transferee(s) thereof execute an agreement with the Corporation reflecting such agreement and waiver and an agreement to be bound by the provisions of this Section 7.1. For purposes of this Agreement, a “Permitted Transfer” means any sale, transfer, assignment, hypothecation, pledge or other disposition of Collateral initiated or affected to secure the extension of credit in accordance with the Senior Credit Facility, or any amendments, restatements, supplements, extensions, refinancing or other modifications of the Senior Credit Facility.

For purposes of fully disclosing the terms of Section 7.1 of Mon River Towing, Inc.’s Second Amended and Restated Bylaw;

1) “Collateral” means those certain interests and/or assets that Corporation has agreed to pledge under the terms and conditions of the Senior Credit Facility in order for CONSOL to secure the extension of credit.

2) “Corporation” means Mon River Towing, Inc.

3) “Senior Credit Facility” means that certain Amended and Restated Credit Agreement to be dated on or about May 7, 2010, by and among CONSOL Energy Inc., a Delaware corporation (“CONSOL”), certain of CONSOL’s subsidiaries, including the Corporation, and the Lenders (as such term is defined in the Senior Credit Facility).

Schedule 7.1.14

(Amendments and Assignments of Security Documents)

1.	Amended and Restated Collateral Trust Agreement, dated as of May 7, 2010, among Borrower, certain subsidiaries of the Borrower, Wilmington Trust Company, as Corporate Trustee and David A. Vanaskey, as Individual Trustee

2.	Amended and Restated Security Agreement, dated as of May 7, 2010, among Borrower, certain subsidiaries of the Borrower and Wilmington Trust Company, as Collateral Trustee

3.	Amended and Restated Pledge Agreement, dated as of May 7, 2010, among Borrower, certain subsidiaries of the Borrower and Wilmington Trust Company, as Collateral Trustee

4.	Amended and Restated Regulated Substances Certificate and Indemnity Agreement, dated as of May 7, 2010, among Borrower, certain subsidiaries of the Borrower, Wilmington Trust Company, as Corporate Trustee and David A. Vanaskey, as Individual Trustee

5.	Amended and Restated First Preferred Fleet Mortgage, dated May 5, 2010, effective May 7, 2010, among Consolidated Coal Company and Wilmington Trust Company, as Collateral Trustee

6.	Amended and Restated Patent, Trademark and Copyright Security Agreement, dated as of June 27, 2007, among Borrower, certain subsidiaries of the Borrower and Wilmington Trust Company, as Collateral Trustee

7.	Account Control Agreement, dated as of June 30, 2004, among Consolidated Coal Company, Wilmington Trust Company, as Collateral Trustee and PNC Bank, National Association

8.	Account Control Agreement, dated as of July 12, 2004, among Borrower, Wilmington Trust Company, as Collateral Trustee and PNC Bank, National Association

9.	Collateral Account Control Agreement, dated as of February 13, 2009, as amended as of November 1, 2010, among Borrower, Wilmington Trust Company, as Collateral Trustee and Merrill Lynch Pierce, Fenner & Smith Incorporated (successor to Banc of America Securities LLC)

10.	Securities Account Control Agreement, dated as of July 28, 2004, among Borrower, Wilmington Trust Company, as Collateral Trustee and BlackRock Institutional Management Corporation, as agent for BlackRock Liquidity Funds

11.	Securities Account Control Agreement, dated as of June 30, 2004, among Borrower, Wilmington Trust Company, as Collateral Trustee and PNC Bank, National Association

12.	Securities Account Control Agreement, dated as of March 31, 2010, among Borrower, Wilmington Trust Company, as Collateral Trustee and The Huntington National Bank

13.	Mortgages in favor of Wilmington Trust Company, as Collateral Trustee, in the following jurisdictions:

i)	Illinois, Clark County

ii)	Illinois, Edgar County

iii)	Illinois, Franklin County

iv)	Illinois, Hamilton County

v)	Illinois, Jefferson County

vi)	Illinois, Saline County

vii)	Illinois, Vermilion County

viii)	Montana, Powder River County

ix)	Ohio, Belmont County

x)	Ohio, Harrison County

xi)	Pennsylvania, Allegheny County

xii)	Pennsylvania, Fayette County

xiii)	Pennsylvania, Greene County

xiv)	Pennsylvania, Washington County

xv)	Utah, Emery County

xvi)	Virginia, Buchanan County

xvii)	Virginia, Russell County

xviii)	Virginia, Tazewell County

xix)	West Virginia, Braxton County

xx)	West Virginia, Clay County

xxi)	West Virginia, Doddridge County

xxii)	West Virginia, Harrison County

xxiii)	West Virginia, Logan County

xxiv)	West Virginia, Marion County

xxv)	West Virginia, Marshall County

xxvi)	West Virginia, McDowell County

xxvii)	West Virginia, Mingo County

xxviii)	West Virginia, Monongalia County

xxix)	West Virginia, Nicholas County

xxx)	West Virginia, Ohio County

xxxi)	West Virginia, Wetzel County

14.	UCC-1 Financing Statements naming Wilmington Trust Company, as Collateral Trustee, as secured party and the following entities as debtor, filed with the Secretary of State in the jurisdiction of organization for such debtor:

i)	Central Ohio Coal Company

ii)	CNX Land Resources Inc.

iii)	CNX Marine Terminals Inc.

iv)	Conrhein Coal Company

v)	CONSOL Energy Holdings LLC VI

vi)	CONSOL Energy Holdings LLC XVI

vii)	CONSOL Energy Inc.

viii)	CONSOL Energy Sales Company

ix)	CONSOL Financial Inc.

x)	CONSOL Gas Appalachian Development Properties LLC

xi)	CONSOL Gas Coalbed Methane Inc.

xii)	CONSOL Gas Company

xiii)	CONSOL Gas Reserves Inc.

xiv)	CONSOL of Canada Inc.

xv)	CONSOL of Central Pennsylvania LLC

xvi)	CONSOL of Kentucky Inc.

xvii)	CONSOL of Ohio LLC

xviii)	CONSOL of WV LLC

xix)	CONSOL of Wyoming LLC

xx)	Consol Pennsylvania Coal Company LLC

xxi)	Consolidated Coal Comapny

xxii)	Eighty-Four Mining Company

xxiii)	Helvetia Coal Company

xxiv)	Island Creek Coal Company

xxv)	Keystone Coal Mining Corporation

xxvi)	Laurel Run Mining Company

xxvii)	Leatherwood, Inc.

xxviii)	McELROY COAL COMPANY

xxix)	Mon River Towing, Inc.

xxx)	MTB Inc.

xxxi)	Reserve Coal Properties Company

xxxii)	Rochester & Pittsburgh Coal Company

xxxiii)	Southern Ohio Coal Company

xxxiv)	Terra Firma Company

xxxv)	Twin Rivers Towing Company

xxxvi)	Windsor Coal Company

xxxvii)	Wolfpen Knob Development Company

xxxviii)	CNX Gas Corporation

xxxix)	MOB Corporation

xl)	Coalfield Pipeline Company

xli)	Knox Energy, LLC

xlii)	Cardinal States Gathering Company

xliii)	CNX Gas Company LLC

xliv)	Dominion Appalachian Development, LLC

xlv)	Dominion Appalachian Development Properties, L.L.C.

xlvi)	Dominion Coalbed Methane, Inc.

xlvii)	Dominion Exploration & Production, Inc.

xlviii)	Dominion Reserves, Inc.

xlix)	Dominion Transmission, Inc.

15.	UCC-1 Financing Statements naming Wilmington Trust Company, as Collateral Trustee, as secured party relating to As-Extracted Collateral for the following locations:

i)	Illinois, Clark County

ii)	Illinois, Edgar County

iii)	Illinois, Franklin County

iv)	Illinois, Hamilton County

v)	Illinois, Jefferson County

vi)	Illinois, Saline County

vii)	Illinois, Vermilion County

viii)	Montana, Powder River County

ix)	Ohio, Belmont County

x)	Ohio, Harrison County

xi)	Pennsylvania, Allegheny County

xii)	Pennsylvania, Fayette County

xiii)	Pennsylvania, Greene County

xiv)	Pennsylvania, Washington County

xv)	Utah, Emery County

xvi)	Virginia, Buchanan County

xvii)	Virginia, Russell County

xviii)	Virginia, Tazewell County

xix)	West Virginia, Braxton County

xx)	West Virginia, Clay County

xxi)	West Virginia, Doddridge County

xxii)	West Virginia, Harrison County

xxiii)	West Virginia, Logan County

xxiv)	West Virginia, Marion County

xxv)	West Virginia, Marshall County

xxvi)	West Virginia, McDowell County

xxvii)	West Virginia, Mingo County

xxviii)	West Virginia, Monongalia County

xxix)	West Virginia, Nicholas County

xxx)	West Virginia, Ohio County

xxxi)	West Virginia, Wetzel County

16.	UCC-1 Fixture Filings naming Wilmington Trust Company, as Collateral Trustee, as secured party relating to Mortgages for the following locations:

i)	Illinois, Clark County

ii)	Illinois, Edgar County

iii)	Illinois, Franklin County

iv)	Illinois, Hamilton County

v)	Illinois, Jefferson County

vi)	Illinois, Saline County

vii)	Illinois, Vermilion County

viii)	Montana, Powder River County

ix)	Ohio, Belmont County

x)	Ohio, Harrison County

xi)	Pennsylvania, Allegheny County

xii)	Pennsylvania, Fayette County

xiii)	Pennsylvania, Greene County

xiv)	Pennsylvania, Washington County

xv)	Utah, Emery County

xvi)	Virginia, Buchanan County

xvii)	Virginia, Russell County

xviii)	Virginia, Tazewell County

xix)	West Virginia, Braxton County

xx)	West Virginia, Clay County

xxi)	West Virginia, Doddridge County

xxii)	West Virginia, Harrison County

xxiii)	West Virginia, Logan County

xxiv)	West Virginia, Marion County

xxv)	West Virginia, Marshall County

xxvi)	West Virginia, McDowell County

xxvii)	West Virginia, Mingo County

xxviii)	West Virginia, Monongalia County

xxix)	West Virginia, Nicholas County

xxx)	West Virginia, Ohio County

xxxi)	West Virginia, Wetzel County

Schedule 7.1.14.2

(Lien Searches)

None.

SCHEDULE 8.1.14 – ASSETS EXCLUDED FROM LIENS

The following assets shall not serve as Collateral and will not be encumbered by a Lien in favor of the Collateral Trustees or any Secured Party:

I.	EQUITY INTERESTS:

A.	All shares, partnership, membership and other interests, rights to purchase, warrants, options, participations or other equivalents of or interest in (however designated) the equity of the following (collectively, “Capital Stock”):

1.	All Excluded Subsidiaries (other than CNX Gas and Foreign Subsidiaries);

2.	All Subsidiaries whose Capital Stock is owned by a Foreign Subsidiary;

3.	Capital Stock representing (i) thirty-five percent (35%) of all Foreign Subsidiaries whose Capital Stock is held by the Borrower or other Subsidiaries of the Borrower who are not Foreign Subsidiaries; and (ii) one hundred percent (100%) of CONSOL Energy Canada Ltd.; and

4.	Any Capital Stock in any entity that is not a direct or indirect Subsidiary of the Borrower or any other Loan Party.

II.	REAL ESTATE AND MINING ASSETS:

A.	Any rights, title, and interests in and to the following coal mines (and including any released coal reserves):

1.	That certain coal mine located in Emmett, West Virginia, more commonly known as the Elk Creek Mine;

2.	Any coal mines not located within the United States of America; and

3.	That certain coal mine located in Breathitt, Floyd, Knott and Magoffin Counties, Kentucky, and commonly known as the Jones Fork Mine.

4.	That certain coal mine located in Sheridan County, Wyoming, and commonly known as the Youngs Creek Reserve.

B.	Any rights, title, and interests in and to the following coal reserves:

1.	Those certain coal reserves located in Clinton County, IN and Union County, KY, more commonly known as the Clinton Reserve, the Hamilton I Reserve, Hamilton 2 Reserve, and Towhead Island Reserve;

2.	Any real property interests and coal reserves not located within the United States of America; and

3.	Any coal reserves that individually, as of the Closing Date, have less than 45 million tons of recoverable coal, unless such coal reserves are subject to a prior Lien securing obligations outstanding under the 2007 Credit Agreement.

C.	[Reserved]

D.	Any rights, title, and interests in and to any real property interests and improvements (whether owned or leased) acquired by a Loan Party after the closing date of the 2007 Credit Agreement having a market value individually, in the reasonable judgment of Borrower, of less than the Threshold Amount.

E.	Any rights, title, and interests in and to that certain ash disposal facility located on a 61-acre site in northern West Virginia, more commonly known as the Ash Disposal Project.

F.	Any rights, title, and interests in and to the Baltimore Dock Facility.

G.	Any rights, title, and interests in and to “fixtures” on, and “As-Extracted” property from, any of the assets listed in Section (II)(A) through (F) above.

H.	Except for those properties subject, as of the Closing Date, to a prior Lien securing obligations outstanding under the 2007 Credit Agreement, all surface rights of the Loan Parties owned as of the Closing Date in real property interests and improvements, whether owned or leased, having a fair market value individually, in the reasonable judgment of the Borrower, of less than the Threshold Amount.

I.	Any rights, title and interests (including any leasehold interest) in and to (i) the Borrower’s headquarters building and associated real estate located at CNX Center, 1000 CONSOL Energy Drive, Canonsburg, Pennsylvania, 15317 and associated real estate located in Southpointe Two, Lots Two through Six, Canonsburg, Pennsylvania, and (ii) the building and associated real estate located at 1800 Washington Road, Pittsburgh, PA 15241.

J.	Any rights, title and interest in and to the Borrower’s research and development facility and associated real estate located in Library, Pennsylvania.

III.	OTHER ASSETS: Any rights, title and interests in and to:

A.	All titled assets including, without limitation, automobiles, trucks and other road vehicles now or hereafter owned or leased by the Loan Parties.

B.	All locomotives, rail cars and rolling stock now or hereafter owned or leased by the Loan Parties.

C.	To the extent that perfection of a Lien on such property is not obtained by the filing of financing statements, all barges now or hereafter owned or leased by the Loan Parties.

D.	Any ship, boat or other vessel that (i) is owned by the Loan Parties as of the Closing Date, which has a fair market value as of the Closing Date, in the reasonable judgment of Borrower, of less than $5 million or (ii) is acquired after the Closing Date, for a purchase price of less than $10 million.

E.	The Loan Parties’ timber to be cut other than to the extent encumbered by any Mortgage.

F.	Any patents, trademarks, trade names or copyrights other than the Intellectual Property Collateral.

G.	Any stock or assets, other than capital stock of CNX Gas, acquired after the closing date of the 2007 Credit Agreement in a Permitted Acquisition under the Credit Agreement or the 2007 Credit Agreement.

H.	Any asset released pursuant to Section 6 of the Collateral Trust Agreement (or the equivalent provision of any predecessor agreement thereto).

IV.	RECEIVABLES: Any rights, title and interests in and to:

A,	Each Receivable of any Loan Party that has been transferred to (or subject to a security interest in favor of) CNX Funding, pursuant to the Permitted Receivables Financing;

B.	All rights to, but not the obligations under, all Related Security;

C.	All monies due or to become due with respect to any of the foregoing set forth in clauses A and B above;

D.	All books and records related to any of the foregoing set forth in clauses A and B above;

E.	All collections and other Proceeds (as defined in the Uniform Commercial Code) of any of the foregoing set forth in clauses A and B above that are or were received by any Loan Party on or after March 31, 2003, including without limitation, all funds which either are received by such Loan Party, CNX Funding or the Servicer from or on behalf of the Obligors in payment of any amounts owed (including, without limitation, invoice price, finance charges, interest and all other charges) in respect of Receivables, or are applied to such amounts owed by the Obligors (including, without limitation, insurance payments that such Loan Party or Servicer applies in the ordinary course of its business to amounts owed in respect of any Receivable and net proceeds of sale or other disposition of repossessed goods or other collateral or property of the Obligors or any other parties directly or indirectly liable for payment of such Receivables).

For purposes of this Section IV, the following terms shall have the following meanings:

“Contract” means, with respect to any Receivable, any and all contracts, instruments, agreements, leases, invoices, notes or other writings pursuant to which such Receivable arises or that evidence such Receivable or under which an Obligor becomes or is obligated to make payment in respect of such Receivable.

“Obligor” means, with respect to any Receivable, the Person obligated to make payments pursuant to the Contract relating to such Receivable.

“Receivable” means any indebtedness and other obligations owed to CNX Funding (as assignee of the applicable Loan Party), or to the applicable Loan Party, or any right of CNX Funding or the applicable Loan Party to payment from or on behalf of, an Obligor, whether constituting an account, chattel paper, instrument or general intangible, arising in connection with the sale of goods or the rendering of services by the applicable Loan Party, and includes the obligation to pay any finance charges, fees and other charges with respect thereto.

“Related Security” means, with respect to any Receivable:

a.	all of CNX Funding’s and the Loan Parties’ interests in any goods (including returned goods), and documentation of title evidencing the shipment or storage of any goods (including returned goods), relating to any sale giving rise to such Receivable,

b.	all instruments and chattel paper that may evidence such Receivable,

c.	all other security interests or liens and property subject thereto from time to time purporting to secure payment of such Receivable, whether pursuant to the Contract related to such Receivable or otherwise, together with all UCC financing statements or similar filings relating thereto, and

d.	all of CNX Funding’s and the Loan Parties’ rights, interests and claims under the Contracts and all guaranties, indemnities, insurance and other agreements (including the related Contract) or arrangements of whatever character from time to time supporting or securing payment of such Receivable or otherwise relating to such Receivable, whether pursuant to the Contract related to such Receivable or otherwise.

“Servicer” means the Borrower, as servicer under the Receivables Purchase Agreement, together with its successors and permitted assigns in such capacity.

V. MANUFACTURED (MOBILE) HOMES: Any right, title and interests in and to any Manufactured (Mobile) Home (as defined in the applicable flood laws).

Schedule 8.1.16

Consol Post-Closing Matters

A.	Control Agreements. The Loan Parties shall use commercially reasonable efforts to have delivered to the Administrative Agent within 30 days after the Closing Date, notices of assignment duly acknowledged by the applicable Pledged Account Bank (as defined in the Security Agreement) with respect to items 7, 8, 9, 10, 11 and 12 set forth on Schedule 7.1.14.

B.	UCC Assignments. The Loan Parties shall deliver to the Administrative Agent, within 30 days after the Closing Date, filed as stamped copies of the UCC-3 Financing Statement Assignments naming PNC Bank, National Association, as Collateral Trustee, as secured party in the place of David Vanaskey, on the UCC-1 Financing Statements relating to As-Extracted Collateral for the following jurisdictions:

1.	Jefferson County, IL (Consolidation Coal Company)
2.	Belmont County, OH (Consolidation Coal Company)
3.	Harrison County, OH (Consolidation Coal Company)
4.	Greene County, PA (Conrhein Coal Company)
5.	Greene County, PA (Consol Pennsylvania Coal Company LLC)
6.	Washington County, PA (Eighty-Four Mining Company)
7.	Emery County, UT (Consolidation Coal Company)
8.	Buchanan County, VA (VP3 Mine) (Island Creek Coal Company)
9.	Buchanan County, VA (VP8 Mine) (Island Creek Coal Company)
10.	Buchanan County, VA (Consolidation Coal Company)
11.	Tazewell County, VA (Consolidation Coal Company)
12.	McDowell County, WV (Consolidation Coal Company)
13.	Monongalia County, WV (Consolidation Coal Company)
14.	Marion County, WV (Consolidation Coal Company)
15.	Harrison County, WV (Consolidation Coal Company)
16.	Marshall County, WV (McElroy Mine) (Consolidation Coal Company)
17.	Marshall County, WV (Shoemaker Mine) (Consolidation Coal Company)
18.	Marshall County, WV (McElroy Coal Company)

C.	UCC Amendments. The Loan Parties shall deliver to the Administrative Agent, within 30 days after the Closing Date, filed as stamped copies of the UCC-3 Financing Statement Amendments amending Schedule 2 titled “Excluded Collateral” to Exhibit A to each of the UCC-1 Financing Statements naming PNC Bank, National Association, as Collateral Trustee, as secured party relating, to As-Extracted Collateral for the following jurisdictions:

1.	Jefferson County, IL (Consolidation Coal Company)
2.	Belmont County, OH (Consolidation Coal Company)
3.	Harrison County, OH (Consolidation Coal Company)
4.	Greene County, PA (Conrhein Coal Company)
5.	Greene County, PA (Consol Pennsylvania Coal Company LLC)
6.	Washington County, PA (Eighty-Four Mining Company)

7.	Emery County, UT (Consolidation Coal Company)
8.	Buchanan County, VA (VP3 Mine) (Island Creek Coal Company)
9.	Buchanan County, VA (VP8 Mine) (Island Creek Coal Company)
10.	Buchanan County, VA (Consolidation Coal Company)
11.	Tazewell County, VA (Consolidation Coal Company)
12.	McDowell County, WV (Consolidation Coal Company)
13.	Monongalia County, WV (Consolidation Coal Company)
14.	Marion County, WV (Consolidation Coal Company)
15.	Harrison County, WV (Consolidation Coal Company)
16.	Marshall County, WV (McElroy Mine) (Consolidation Coal Company)
17.	Marshall County, WV (Shoemaker Mine) (Consolidation Coal Company)
18.	Marshall County, WV (McElroy Coal Company)

D.	UCC Assignments. The Loan Parties shall deliver to the Administrative Agent, within 30 days after the Closing Date, filed as stamped copies of the UCC-3 Financing Statement Assignments naming PNC Bank, National Association, as Collateral Trustee, as secured party in the place of Wilmington Trust Company, on UCC-1 Financing Statements naming the entity identified below, as debtor, filed with the Secretary of State in the jurisdiction of organization for such debtor:

1.	Central Ohio Coal Company
2.	CNX Land Resources Inc.
3.	CNX Marine Terminals Inc.
4.	Conrhein Coal Company
5.	CONSOL Energy Holdings LLC VI
6.	CONSOL Energy Holdings LLC XVI
7.	CONSOL Energy Inc.
8.	CONSOL Energy Sales Company
9.	CONSOL Financial Inc.
10.	CONSOL Gas Appalachian Development Properties LLC
11.	CONSOL Gas Coalbed Methane Inc.
12.	CONSOL Gas Company
13.	CONSOL Gas Reserves Inc.
14.	CONSOL of Canada Inc.
15.	CONSOL of Central Pennsylvania LLC
16.	CONSOL of Kentucky Inc.
17.	CONSOL of Ohio LLC
18.	CONSOL of WV LLC
19.	CONSOL of Wyoming LLC
20.	Consol Pennsylvania Coal Company LLC
21.	Consolidated Coal Comapny
22.	Eighty-Four Mining Company
23.	Helvetia Coal Company
24.	Island Creek Coal Company
25.	Keystone Coal Mining Corporation
26.	Laurel Run Mining Company
27.	Leatherwood, Inc.

28.	McELROY COAL COMPANY
29.	Mon River Towing, Inc.
30.	MTB Inc.
31.	Reserve Coal Properties Company
32.	Rochester & Pittsburgh Coal Company
33.	Southern Ohio Coal Company
34.	Terra Firma Company
35.	Twin Rivers Towing Company
36.	Windsor Coal Company
37.	Wolfpen Knob Development Company
38.	CNX Gas Corporation
39.	MOB Corporation
40.	Coalfield Pipeline Company
41.	Knox Energy, LLC
42.	Cardinal States Gathering Company
43.	CNX Gas Company LLC
44.	Dominion Appalachian Development, LLC
45.	Dominion Appalachian Development Properties, L.L.C.
46.	Dominion Coalbed Methane, Inc.
47.	Dominion Exploration & Production, Inc.
48.	Dominion Reserves, Inc.
49.	Dominion Transmission, Inc.

E.	UCC Amendments (Secretary of State). The Loan Parties shall deliver to the Administrative Agent, within 30 days after the Closing Date, filed as stamped copies of the UCC-3 Financing Statement Amendments amending the description of Collateral to each UCC Filing naming PNC Bank, National Association, as Collateral Trustee, as secured and naming the entity identified below, as debtor, filed with the Secretary of State in the jurisdiction of organization for such debtor:

1.	Central Ohio Coal Company
2.	CNX Land Resources Inc.
3.	CNX Marine Terminals Inc.
4.	Conrhein Coal Company
5.	CONSOL Energy Holdings LLC VI
6.	CONSOL Energy Holdings LLC XVI
7.	CONSOL Energy Inc.
8.	CONSOL Energy Sales Company
9.	CONSOL Financial Inc.
10.	CONSOL Gas Appalachian Development Properties LLC
11.	CONSOL Gas Coalbed Methane Inc.
12.	CONSOL Gas Company
13.	CONSOL Gas Reserves Inc.
14.	CONSOL of Canada Inc.
15.	CONSOL of Central Pennsylvania LLC
16.	CONSOL of Kentucky Inc.
17.	CONSOL of Ohio LLC

18.	CONSOL of WV LLC
19.	CONSOL of Wyoming LLC
20.	Consol Pennsylvania Coal Company LLC
21.	Consolidated Coal Comapny
22.	Eighty-Four Mining Company
23.	Helvetia Coal Company
24.	Island Creek Coal Company
25.	Keystone Coal Mining Corporation
26.	Laurel Run Mining Company
27.	Leatherwood, Inc.
28.	McELROY COAL COMPANY
29.	Mon River Towing, Inc.
30.	MTB Inc.
31.	Reserve Coal Properties Company
32.	Rochester & Pittsburgh Coal Company
33.	Southern Ohio Coal Company
34.	Terra Firma Company
35.	Twin Rivers Towing Company
36.	Windsor Coal Company
37.	Wolfpen Knob Development Company
38.	CNX Gas Corporation
39.	MOB Corporation
40.	Coalfield Pipeline Company
41.	Knox Energy, LLC
42.	Cardinal States Gathering Company
43.	CNX Gas Company LLC
44.	Dominion Appalachian Development, LLC
45.	Dominion Appalachian Development Properties, L.L.C.
46.	Dominion Coalbed Methane, Inc.
47.	Dominion Exploration & Production, Inc.
48.	Dominion Reserves, Inc.
49.	Dominion Transmission, Inc.

SCHEDULE 8.2.1 – PERMITTED INDEBTEDNESS

	DETAIL	AMOUNT
(1)	Maryland Economic Development Corporation Port Facilities Refunding Revenue Bonds (CNX Marine Terminals Inc. Port of Baltimore Facility) Series 2010, which were a refinancing of the Industrial Revenue Bonds issued by the City of Baltimore. Maturity date is September 1, 2025. These bonds are at a fixed annual rate of 5.75%. The Borrower has the option to redeem the bonds at par on or after September 1, 2020. The bonds will be subject to mandatory redemption at par after a determination of taxability.	$102,865,000

SCHEDULE 8.2.3 - PERMITTED GUARANTIES

GUARANTY	TERM	MAXIMUM PAYMENTS*
CNX Funding Corporation	Thru 4/2012	200,000,000
Fairmont Supply Surety Bonds	Various	351,000
Fairmont Supply Letter of Credit	Various	100,000
Fairmont Supply – VAR Resources	Thru 1/2012	132,000
Fairmont Supply – Bank of West	Thru 1/2016	27,000
Cargo Dockers Surety Bonds	Various	20,000
Harrison Resources Surety Bonds	Various	1,413,000

Total Guaranties excluding CNX Gas		$202,043,000

*	MAXIMUM PAYMENTS AT MARCH 31, 2011

SCHEDULE 8.2.3 – PERMITTED GUARANTIES

GUARANTY	TERM	MAXIMUM PAYMENTS*
East Tennessee Natural Gas LLC	Thru 10/2021	53,138,000
Dominion Transmission Inc.	Thru 8/2022	27,522,000
Baltimore Gas and Electric Company	Open Ended w/Notice	3,000,000
East Tennessee Natural Gas LLC	Open Ended w/Notice	100,000
Miscellaneous Surety Bonds	Various	1,427,000

Total Guaranties for CNX Gas		$85,187,000

*	MAXIMUM PAYMENTS AT MARCH 31, 2011

EXHIBIT 1.1(A)

FORM OF

ASSIGNMENT AND ASSUMPTION AGREEMENT

THIS ASSIGNMENT AND ASSUMPTION AGREEMENT (the “Assignment and Assumption”) is dated as of the Effective Date set forth below and is entered into by and between                      (the “Assignor”) and                      (the “Assignee”). Capitalized terms used but not defined herein shall have the meanings given to them in the Credit Agreement identified below (as amended, the “Credit Agreement”), receipt of a copy of which is hereby acknowledged by the Assignee. The Standard Terms and Conditions set forth in Annex 1 attached hereto are hereby agreed to and incorporated herein by reference and made a part of this Assignment and Assumption as if set forth herein in full.

For an agreed consideration, the Assignor hereby irrevocably sells and assigns to the Assignee, and the Assignee hereby irrevocably purchases and assumes from the Assignor, subject to and in accordance with the Standard Terms and Conditions and the Credit Agreement, as of the Effective Date inserted by the Administrative Agent as contemplated below (i) all of the Assignor’s rights and obligations in its capacity as a Lender under the Credit Agreement and any other documents or instruments delivered pursuant thereto to the extent related to the amount and percentage interest identified below of all of such outstanding rights and obligations of the Assignor under the respective facilities identified below (including without limitation any Revolving Credit Commitments, letters of credit, guarantees, and swingline loans included in such facilities) and (ii) to the extent permitted to be assigned under applicable law, all claims, suits, causes of action and any other right of the Assignor (in its capacity as a Lender) against any Person, whether known or unknown, arising under or in connection with the Credit Agreement, any other documents or instruments delivered pursuant thereto or the loan transactions governed thereby or in any way based on or related to any of the foregoing, including, but not limited to, contract claims, tort claims, malpractice claims, statutory claims and all other claims at law or in equity related to the rights and obligations sold and assigned pursuant to clause (i) above (the rights and obligations sold and assigned pursuant to clauses (i) and (ii) above being referred to herein collectively as the “Assigned Interest”). Such sale and assignment is without recourse to the Assignor and, except as expressly provided in this Assignment and Assumption, without representation or warranty by the Assignor.

1. Assignor:

2. Assignee:

                      [and is an Affiliate/Approved Fund of [identify Lender]a]

3. Borrower: CONSOL Energy Inc.

4. Administrative Agent: PNC Bank, National Association, as the Administrative Agent under the Credit Agreement.

[a]	Select as applicable.

5. Credit Agreement: Amended and Restated Credit Agreement, dated April 12, 2011 (as amended, supplemented, restated or otherwise modified from time to time, the “Credit Agreement”), by and among Consol Energy Inc., a Delaware corporation (“Borrower”), each of the Guarantors now or hereafter party thereto (“Guarantors”), the Lenders now or hereafter party thereto, PNC Bank, National Association, in its capacity as administrative agent for the Lenders (the “Administrative Agent”) and Bank of America, N.A., as the Syndication Agent.

6. Assigned Interest:

Facility Assigned	Aggregate Amount of Commitments / Loans for all Lenders*	Amount of Commitment / Loans Assigned*	Percentage Assigned of Commitment / Loans†
Revolving Credit Commitment	$	$	%

7. [Trade Date:                     ]‡

Effective Date:                     , 20     [TO BE INSERTED BY ADMINISTRATIVE AGENT AND WHICH SHALL BE THE EFFECTIVE DATE OF RECORDATION OF TRANSFER IN THE REGISTER THEREFOR.]

[SIGNATURE PAGE FOLLOWS]

*	Amount to be adjusted by the counterparties to take into account any payments or prepayments made between the Trade Date and the Effective Date.
†	Set forth, to at least 9 decimals, as a percentage of the Commitment/Loans of all Lenders thereunder.
‡	To be completed if the Assignor and the Assignee intend that the minimum assignment amount is to be determined as of the Trade Date.

[SIGNATURE PAGE - ASSIGNMENT AND ASSUMPTION AGREEMENT]

The terms set forth in this Assignment and Assumption are hereby agreed to:

ASSIGNOR [NAME OF ASSIGNOR]

By:
Name:
Title:

ASSIGNEE [NAME OF ASSIGNEE]

By:
Name:
Title:

Consented to and Accepted: PNC BANK, NATIONAL ASSOCIATION, as Administrative Agent

By:
Name:
Title:

[Consented to:

[Insert Signature Blocks for each Issuing Lender that has issued outstanding Letters of Credit]

By:
Name:
Title:	]

[Consented to:]a

CONSOL ENERGY INC.

By:
Name:
Title:

[a]	To be added only if the consent of the Borrower is required by the terms of the Credit Agreement.

ANNEX 1

STANDARD TERMS AND CONDITIONS

FOR ASSIGNMENT AND ASSUMPTION

1. Representations and Warranties.

1.1 Assignor. The Assignor (a) represents and warrants that (i) it is the legal and beneficial owner of the Assigned Interest, (ii) the Assigned Interest is free and clear of any lien, encumbrance or other adverse claim and (iii) it has full power and authority, and has taken all action necessary, to execute and deliver this Assignment and Assumption and to consummate the transactions contemplated hereby; and (b) assumes no responsibility with respect to (i) any statements, warranties or representations made in or in connection with the Credit Agreement or any other Loan Document (ii) the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Loan Documents or any collateral thereunder, (iii) the financial condition of the Borrower, any of its Subsidiaries or Affiliates or any other Person obligated in respect of any Loan Document or (iv) the performance or observance by the Borrower, any of its Subsidiaries or Affiliates or any other Person of any of their respective obligations under any Loan Document.

1.2. Assignee. The Assignee (a) represents and warrants that (i) it has full power and authority, and has taken all action necessary, to execute and deliver this Assignment and Assumption and to consummate the transactions contemplated hereby and to become a Lender under the Credit Agreement, (ii) it meets all requirements to be an assignee under the Credit Agreement (subject to receipt of such consents as may be required under the Credit Agreement), (iii) from and after the Effective Date, it shall be bound by the provisions of the Credit Agreement as a Lender thereunder and, to the extent of the Assigned Interest, shall have the obligations of a Lender thereunder, (iv) it has received a copy of the Credit Agreement, together with copies of the most recent financial statements delivered pursuant to Section 8.3 thereof, as applicable, and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Assignment and Assumption and to purchase the Assigned Interest on the basis of which it has made such analysis and decision independently and without reliance on the Administrative Agent or any other Lender, and (v) if it is a Lender that is not incorporated under the Laws of the United States or a state thereof, attached to the Assignment and Assumption is any documentation required to be delivered by it pursuant to the terms of the Credit Agreement, duly completed and executed by the Assignee; and (b) agrees that (i) it will, independently and without reliance on the Administrative Agent, the Assignor or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Loan Documents, and (ii) it will perform in accordance with their terms all of the obligations which by the terms of the Loan Documents are required to be performed by it as a Lender.

2. Payments. From and after the Effective Date, the Administrative Agent shall make all payments in respect of the Assigned Interest (including payments of principal, return of deposits, interest, fees and other amounts) to the Assignor for amounts which have accrued to but excluding the Effective Date and to the Assignee for amounts which have accrued from and after the Effective Date.

3. General Provisions. This Assignment and Assumption shall be binding upon, and inure to the benefit of, the parties hereto and their respective successors and assigns. This Assignment and Assumption may be executed in any number of counterparts, which together shall constitute one instrument. Delivery of an executed counterpart of a signature page of this Assignment and Assumption by telecopy or by electronic signature delivery system (in either case in a form acceptable to the Administrative Agent) shall be effective as delivery of a manually executed counterpart of this Assignment and Assumption. This Assignment and Assumption shall be governed by, and construed in accordance with, the law of the State of New York.

EXHIBIT 1.1(B)

NEW LENDER JOINDER

Reference is made to the Amended and Restated Credit Agreement, dated as of April 12, 2011 (as amended, supplemented, restated or modified from time to time, the “Credit Agreement”), by and among Consol Energy Inc., a Delaware corporation (“Borrower”), each of the Guarantors (“Guarantors”), the Lenders now or hereafter party thereto, PNC Bank, National Association in its capacity as administrative agent for the Lenders (the “Administrative Agent”) and Bank of America, N.A., as Syndication Agent. This agreement (“Joinder”) is the “New Lender Joinder” referred to in the Credit Agreement.

Agreement

Unless otherwise defined herein, terms defined in the Credit Agreement (defined above) are used herein with the same meanings.

The Person named on the signature pages hereof as the “New Lender” (the “New Lender”), intending to be legally bound hereby, joins and becomes a “Lender” and a “New Lender” under the Credit Agreement and each of the other Loan Documents as of the date set forth on the signature page hereof (the “Effective Date”) and, pursuant to Section 2.11 of the Credit Agreement, the New Lender hereby agrees as follows:

1. As of the Effective Date and to the extent of the Revolving Credit Commitment of the New Lender set forth on the signature page hereto: (i) the New Lender hereby agrees that it is and shall be deemed to be, and it hereby assumes the obligations of, a “Lender” and a “New Lender” under the Credit Agreement and each of the other Loan Documents; and the New Lender shall be entitled to the benefits, rights, privileges and remedies of a “Lender” and a “New Lender” under the Credit Agreement and each of the other Loan Documents.

2. The New Lender acknowledges and agrees that the Administrative Agent, each other agent under the Credit Agreement and each Lender makes no representation or warranty and assumes no responsibility with respect to (i) any statements, warranties or representations made in or in connection with the Credit Agreement or any of the other Loan Documents or the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Credit Agreement or any of the other Loan Documents or any other instrument or document furnished pursuant thereto or (ii) the financial condition of Borrower or the performance or observance by Borrower of any of its obligations under the Credit Agreement or any of the other Loan Documents or any other instrument or document furnished pursuant thereto.

3. The New Lender (i) confirms that it has received a copy of the Credit Agreement (including any modifications thereof or supplements or waivers thereto), together with copies of the financial statements (if any) referred to in Sections 8.3.1 and 8.3.2 of the Credit Agreement, and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Joinder; (ii) agrees that it will, independently and without reliance upon the Administrative Agent, any other agent or any Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement; (iii) appoints and authorizes the Administrative Agent and the Syndication Agent, as applicable, to take such actions on its behalf and to exercise such powers under the Loan Documents as are delegated to the Administrative Agent or the Syndication Agent, as applicable, by the terms thereof; (iv) agrees that it will become a party to and be bound by the Credit Agreement on the Effective Date as if it were an original Lender thereunder and will have the rights and obligations of a Lender thereunder and will perform in accordance with their terms all of the obligations which by the terms of the Credit Agreement are required to be performed by it as a Lender; and (v) specifies as its address for notices the office set forth beneath its name on the signature pages hereof.

4. Following the execution of this Joinder, it will be delivered to the Borrower and the Administrative Agent for acceptance and for recording by the Administrative Agent.

5. Upon such acceptance and recording, as of the Effective Date, (i) the New Lender shall be a party to the Credit Agreement and, to the extent provided in this Joinder, have the rights and obligations of a Lender thereunder and under the Loan Documents, and (ii) the Revolving Credit Commitment of the Lenders, including the New Lender, shall be as set forth in Schedule 1.1(B) hereto.

6. Upon such acceptance and recording from and after the Effective Date, the Administrative Agent shall make all payments under the Credit Agreement and the Revolving Credit Notes in respect and to the extent of the interest of the New Lender assumed hereby (including, without limitation, all payments of principal, interest, and other fees, costs and expenses with respect thereto) to the New Lender.

7. This Joinder shall be governed by and construed in accordance with the laws of the State of New York.

8. This Joinder may be signed in any number of counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument; and delivery of executed signature pages hereof by telecopy transmission from one party to another shall constitute effective and binding execution and delivery of this Joinder by such party.

[SIGNATURE PAGES FOLLOW]

[SIGNATURE PAGE - NEW LENDER JOINDER]

IN WITNESS WHEREOF, and intending to be legally bound hereby, the parties hereto have duly executed this Joinder and delivered the same to the Administrative Agent and the Borrower as of the Effective Date.

NEW LENDER

EFFECTIVE DATE:
COMMITMENT: $

By:
Name:
Title:

Notice Address:

Telephone No.:
Telecopier No.:
Email:
Attention:

CONSENTED TO: PNC BANK, NATIONAL ASSOCIATION, as Administrative Agent

By:
Name:
Title:

AGREED AND ACKNOWLEDGED: CONSOL ENERGY INC.

By:
	Name:	John M. Reilly
	Title:	Vice President and Treasurer

EXHIBIT 1.1(G)(1)

FORM OF

GUARANTOR JOINDER AND ASSUMPTION AGREEMENT

THIS GUARANTOR JOINDER AND ASSUMPTION AGREEMENT is made as of                     , 20    , by                     , a                      [corporation/partnership/limited liability company] (the “New Guarantor”).

Background

Reference is made to (i) the Amended and Restated Credit Agreement, dated as of April 12, 2011 (as the same may be amended, supplemented, restated or modified from time to time, the “Credit Agreement”), by and among CONSOL Energy Inc., a Delaware corporation (“Borrower”), each of the Guarantors now or hereafter party thereto, the Lenders now or hereafter party thereto (the “Lenders”), PNC Bank, National Association, in its capacity as administrative agent for the Lenders (the “Administrative Agent”) and Bank of America, N.A., as Syndication Agent; (ii) the Amended and Restated Continuing Agreement of Guaranty and Suretyship, dated as of April 12, 2011, as the same may be amended, restated, supplemented or modified from time to time (the “Guaranty”), of Guarantors given to the Administrative Agent for the benefit of the Lenders; (iii) the Security Agreement, dated as of May 7, 2010, as the same may be amended, restated, supplemented or modified from time to time (the “Security Agreement”), among the Loan Parties, as debtors, and the Collateral Trustee (as defined therein) for the benefit of the Secured Parties (as defined therein); (iv) the Amended and Restated Pledge Agreement, dated as of May 7, 2010, as the same may be amended, restated, supplemented or modified from time to time (the “Pledge Agreement”), among the Loan Parties, as pledgors, and the Collateral Trustee (as defined therein) for the benefit of the Secured Parties (as defined therein); (v) the Amended and Restated Intercompany Subordination Agreement, dated as of May 7, 2010, as the same may be amended, restated, supplemented or modified from time to time (the “Intercompany Subordination Agreement”), among the Loan Parties and the Administrative Agent for the benefit of the Lenders; (vi) the CNX Gas Intercompany Subordination Agreement, dated as of April 12, 2011, as the same may be amended, restated, supplemented or modified from time to time (the “CNX Gas Intercompany Subordination Agreement”), among the Loan Parties, and the CNX Gas Loan Parties and the Administrative Agent for the benefit of the Lenders; (vii) the Amended and Restated Collateral Trust Agreement, dated as of May 7, 2010, as the same may be amended, restated, supplemented or modified from time to time (the “Collateral Trust Agreement”), among the Borrower, the Designated Subsidiaries (as defined therein) and the Collateral Trustees (as defined therein), as trustees for such Secured Parties (as defined therein) (viii) the Successor Agent Agreement dated as of April 12, 2011 (“the Successor Agent Agreement”) among the Borrower, the Guarantors, PNC Bank (“PNC”), National Association, as successor Corporate Trustee and Collateral Trustee (as defined therein), and Wilmington Trust Company (“WTC”), in it its capacities as existing Corporate Trustee and Collateral Trustee; (ix) the Patent, Trademark and Copyright Security Agreement, dated as of June 27, 2007, as the same may be amended, restated, supplemented or modified from time to time (the “Patent, Trademark and Copyright Security Agreement”), among the Loan Parties, as pledgors, and the Collateral Trustee (as defined therein) as assigned pursuant to the [Assignment of the Patent, Trademark and Copyright

Security Agreement], dated as of April 12, 2011 (the “Assignment of Patent, Trademark and Copyright Security Agreement”), among the Loan Parties, PNC and WTC), as Collateral Trustee; (x) the Amended and Restated Regulated Substance Certificate and Indemnity Agreement, dated as of April 12, 2011, as the same may be amended, restated, supplemented or modified from time to time (the “Indemnity Agreement”), among the Loan Parties and the Collateral Trustees (as defined therein) for the benefit of the Secured Parties (as defined therein); and (xi) the other Loan Documents referred to in the Credit Agreement, as the same may be amended, restated, supplemented or modified from time to time (all documents listed in this paragraph shall collectively be referred to herein as the “Loan Documents”).

Agreement

Capitalized terms defined in the Credit Agreement are used herein as defined therein.

New Guarantor hereby becomes a Guarantor under the terms of the Credit Agreement and in consideration of the value of the synergistic and other benefits received by New Guarantor as a result of being or becoming affiliated with the Borrower and the Guarantors, New Guarantor hereby agrees that effective as of the date hereof it hereby is, and shall be deemed to be, and assumes the obligations of, a “Loan Party” and a “Guarantor”, jointly and severally with the existing Loan Parties and Guarantors under the Credit Agreement, a “Guarantor”, jointly and severally with the existing Guarantors under the Guaranty, a “Company” jointly and severally with the existing “Companies” under the Intercompany Subordination Agreement, a “Company” and a “Loan Party” jointly and severally with the existing “Companies” and the existing “Loan Parties” under the CNX Gas Intercompany Subordination Agreement, a “Loan Party” jointly and severally under the Indemnity Agreement, *[a “Debtor” jointly and severally under the Security Agreement, a “Pledgor” jointly and severally under the Pledge Agreement, a “Loan Party” jointly and severally under the Collateral Trust Agreement], and a “Guarantor” jointly and severally under the Successor Agent Agreement and a Loan Party or Guarantor, as the case may be, under each of the other Loan Documents to which the Loan Parties or Guarantors are required to become a party pursuant to the terms of Section 8.2.9 of the Credit Agreement; and, New Guarantor hereby agrees that from the date hereof and until Payment In Full, New Guarantor shall perform, comply with, and be subject to and bound by each of the terms and provisions of the Credit Agreement, Guaranty, Intercompany Subordination Agreement, the CNX Gas Intercompany Subordination Agreement, Indemnity Agreement, *[Security Agreement, Pledge Agreement, Collateral Trust Agreement], Successor Agent Agreement and each of the other Loan Documents to which Loan Parties are required to become parties pursuant to the terms of Section 8.2.9 of the Credit Agreement jointly and severally with the existing parties thereto. Without limiting the generality of the foregoing, New Guarantor hereby represents and warrants that (i) each of the representations and warranties set forth in Section 6 of the Credit Agreement applicable to such Loan Party is true and correct as to New Guarantor on and as of the date hereof and (ii) New Guarantor has heretofore received a true and correct copy of the Credit Agreement, Guaranty, Intercompany Subordination Agreement, CNX Gas Intercompany Subordination Agreement, Indemnity Agreement, *[Security Agreement, Pledge Agreement, Collateral Trust Agreement], the Successor Agent Agreement and each of the other

*	Delete bracketed language for Guarantors joining as a result of a Permitted Acquisition.

Loan Documents (including any modifications thereof or supplements or waivers thereto) in effect on the date hereof to which New Guarantor is required to become a party.

New Guarantor hereby makes, affirms, and ratifies in favor of the Lenders and the Administrative Agent the Credit Agreement, Guaranty, Intercompany Subordination Agreement, CNX Gas Intercompany Subordination Agreement, Indemnity Agreement, Security Agreement, Pledge Agreement, Collateral Trust Agreement, Successor Agent Agreement, and each of the other Loan Documents to which New Guarantor is becoming a party pursuant to the terms of the preceding paragraph.

New Guarantor is simultaneously delivering to the a[Administrative Agent] b[Collateral Trustee (with copies sent to the Administrative Agent),] all appropriate documents, instruments, other agreements, financing statements, appropriate stock powers and certificates required under Section 8.2.9 of the Credit Agreement.

* [In furtherance of the foregoing, upon the request of the Administrative Agent, New Guarantor shall execute and deliver or cause to be executed and delivered at any time and from time to time such further instruments and documents and do or cause to be done such further acts as may be reasonably necessary in the reasonable opinion of Administrative Agent to carry out more effectively the provisions and purposes of this Guarantor Joinder and Assumption Agreement and the other Loan Documents.]

New Guarantor acknowledges and agrees that a telecopy transmission or electronic copy (with confirmation of receipt) to the Administrative Agent or any Lender of signature pages hereof purporting to be signed on behalf of New Guarantor shall constitute effective and binding execution and delivery hereof by New Guarantor.

[a]	Delete bracketed language for Guarantors joining as a result of a Permitted Acquisition.
[b]	Add bracketed language for Guarantors joining as a result of a Permitted Acquisition.

[SIGNATURE PAGE OF GUARANTOR

JOINDER AND ASSUMPTION AGREEMENT]

IN WITNESS WHEREOF, and intending to be legally bound hereby, the New Guarantor has duly executed this Guarantor Joinder and Assumption Agreement and delivered the same to the Administrative Agent for the benefit of the Lenders, as of the date and year first above written with the intention that this Guarantor Joinder and Assumption Agreement constitute a sealed instrument.

NEW GUARANTOR

By:	(SEAL)
Name:
Title:

Acknowledged: CONSOL ENERGY INC., as Borrower

By:
Name:
Title:

Acknowledged and accepted: PNC BANK, NATIONAL ASSOCIATION, as Administrative Agent

By:
Name:
Title:

EXHIBIT 1.1(G)(2)

FORM OF

CNX GAS CONTINUING

AGREEMENT OF GUARANTY AND SURETYSHIP

This Amended and Restated CNX Gas Continuing Agreement of Guaranty and Suretyship (this “Guaranty”), dated as of April 12, 2011, is jointly and severally given by each of the EACH OF THE UNDERSIGNED and EACH OF THE PERSONS which becomes a Guarantor hereunder from time to time (each a “Guarantor” and collectively the “Guarantors”) in favor of PNC BANK, NATIONAL ASSOCIATION, in its capacity as the administrative agent for the Lenders, as defined below (the “Administrative Agent”), in connection with that certain Amended and Restated Credit Agreement, dated as of the date hereof, by and among, CONSOL Energy Inc., a Delaware corporation (the “Borrower”), the Guarantors now or hereafter party thereto, the Administrative Agent, Bank of America, N.A. as Syndication Agent, and the Lenders now or hereafter party thereto (as amended, restated, modified, or supplemented from time to time hereafter, the “Credit Agreement”). Capitalized terms not otherwise defined herein shall have the respective meanings ascribed to them by the Credit Agreement and the rules of construction set forth in Section 1.2 [Construction] of the Credit Agreement shall apply to this Guaranty. This is the “CNX Gas Guaranty Agreement” referred to in the Credit Agreement.

1. Guarantied Obligations. To induce the Administrative Agent and the Lenders to make loans and grant other financial accommodations to the Borrower under the Credit Agreement, each Guarantor hereby jointly and severally unconditionally, and irrevocably, guaranties to the Administrative Agent and each Lender, and becomes surety, as though it was a primary obligor for, the full, strict and indefeasible payment and performance when due (whether on demand, at stated maturity, by acceleration, or otherwise and including any amounts which would become due but for the operation of an automatic stay under the federal bankruptcy code of the United States or any similar laws of any country or jurisdiction) of: (i) all Obligations, including, without limiting the generality of the foregoing, all obligations, liabilities, and indebtedness from time to time of the Borrower or any other Guarantor to the Administrative Agent or any of the Lenders, under or in connection with the Credit Agreement, any other Loan Document or any Specified Swap Agreement or Other Lender Provided Financial Service Product, whether for principal, interest, fees, indemnities, expenses, or otherwise, and all refinancings or refundings thereof, whether such obligations, liabilities, or indebtedness are direct or indirect, secured or unsecured, joint or several, absolute or contingent, due or to become due, whether for payment or performance, now existing or hereafter arising (and including obligations, liabilities, and indebtedness arising or accruing after the commencement of any bankruptcy, insolvency, reorganization, or similar proceeding with respect to any of the Loan Parties or that would have arisen or accrued but for the commencement of such proceeding (including without limitation, interest after default), even if the claim for such obligation, liability or indebtedness is not enforceable or allowable in such proceeding, and including all Obligations, liabilities, and indebtedness arising from any extensions of credit under or in connection with the Loan Documents, or any Specified Swap Agreement or Other Lender Provided Financial Service Product, from time to time, regardless of whether any such extensions of credit are in excess of the amount committed under or contemplated by the Loan Documents, or any Specified Swap Agreement or Other Lender Provided Financial Service Product, or are made in circumstances in which any condition to extension of credit is not satisfied), (ii) any obligation or liability of any of the Loan Parties arising out of overdrafts on deposits or other accounts or out of electronic funds (whether by wire transfer or through automated clearing houses or otherwise) or out of the return unpaid of, or other failure of the Administrative Agent or any Lender to receive final payment for, any check, item, instrument, payment order or other deposit or credit to a deposit or other account, or out of the Administrative Agent’s or any Lender’s non-receipt of or inability to collect funds or otherwise not being made whole in connection with depository or other similar arrangements, and (iii) any amendments, extensions, renewals and increases of or to any of the foregoing (all of the foregoing obligations, liabilities and indebtedness are referred to herein collectively as the “Guarantied Obligations” and each as a “Guarantied Obligation”). Without limitation of the foregoing, any of the Guarantied Obligations shall be and remain Guarantied Obligations entitled to the benefit of this Guaranty if the Administrative Agent or any of the Lenders (or any one or more assignees or transferees thereof) from time to time assigns or otherwise transfers all or any portion of their respective rights and obligations under the Loan Documents, or any other Guarantied Obligations, to any other Person as provided by the Loan Documents, by the Specified Swap Agreements or by the Other Lender Provided Financial Service Products. In furtherance of the foregoing, each Guarantor jointly and severally agrees as follows:

2. Guaranty. Each Guarantor hereby promises to pay and perform all such Guarantied Obligations when due and payable, after the expiration of any applicable cure periods, immediately upon demand of the Administrative Agent and the Lenders or any one or more of them. All payments made hereunder shall be made by each Guarantor in immediately available funds in U.S. Dollars and shall be made without setoff, counterclaim, withholding, or other deduction of any nature. Each Guarantor further agrees that its guaranty hereunder constitutes a guaranty of payment when due and not of collection, and waives any right to require that any resort be had by the Administrative Agent or any other Lender to any of the security held for payment of the Obligations or to any balance of any deposit account or credit on the books of the Administrative Agent or any other Lender in favor of any Borrower or any other person.

3. Obligations Absolute. The obligations of the Guarantors hereunder shall not be discharged or impaired or otherwise diminished by any failure, default, omission, or delay, willful or otherwise, by any Lender, the Administrative Agent, or the Borrower or any other obligor on any of the Guarantied Obligations, or by any other act or thing or omission or delay to do any other act or thing which may or might in any manner or to any extent vary the risk of any Guarantor or would otherwise operate as a discharge of any Guarantor as a matter of law or equity, except for, and to the extent of, payment and performance of the Guaranteed Obligations. Each of the Guarantors agrees that the Guarantied Obligations will be paid and performed strictly in accordance with the terms of the Loan Documents, the Specified Swap Agreements and the Other Lender Provided Financial Services Products. Without limiting the generality of the foregoing, each Guarantor hereby consents to, at any time and from time to time, and the joint and several obligations of each Guarantor hereunder shall not be diminished, terminated, or otherwise similarly affected by any of the following:

(a) Any lack of genuineness, legality, validity, enforceability or allowability (in a bankruptcy, insolvency, reorganization or similar proceeding, or otherwise), or any avoidance or subordination, in whole or in part, of any Loan Document or any of the Guarantied Obligations

and regardless of any law, regulation or order now or hereafter in effect in any jurisdiction affecting any of the Guarantied Obligations, any of the terms of the Loan Documents, Specified Swap Agreements or Other Lender Provided Financial Service Products, or any rights of the Administrative Agent or the Lenders or any other Person with respect thereto;

(b) Any increase, decrease, or change in the amount, nature, type or purpose of any of, or any release, surrender, exchange, compromise or settlement of the Guarantied Obligations (whether or not contemplated by the Loan Documents, Specified Swap Agreements or Other Lender Provided Financial Service Products as presently constituted); any change in the time, manner, method, or place of payment or performance of, or in any other term of, any of the Guarantied Obligations; any execution or delivery of any additional Loan Documents, Specified Swap Agreements or Other Lender Provided Financial Services Products; or any amendment, modification or supplement to, or refinancing or refunding of, any Loan Document or any of the Guarantied Obligations;

(c) Any failure to assert any breach of or default under any Loan Document or any of the Guarantied Obligations; any extensions of credit in excess of the amount committed under or contemplated by the Loan Documents, Specified Swap Agreements or Other Lender Provided Financial Service Products, or in circumstances in which any condition to such extensions of credit has not been satisfied; any other exercise or non-exercise, or any other failure, omission, breach, default, delay, or wrongful action in connection with any exercise or non-exercise, of any right or remedy against the Borrower or any other Person under or in connection with any Loan Document or any of the Guarantied Obligations; any refusal of payment or performance of any of the Guarantied Obligations, whether or not with any reservation of rights against any Guarantor; or any application of collections (including but not limited to collections resulting from realization upon any direct or indirect security for the Guarantied Obligations) to other obligations, if any, not entitled to the benefits of this Guaranty, in preference to Guarantied Obligations entitled to the benefits of this Guaranty, or if any collections are applied to Guarantied Obligations, any application to particular Guarantied Obligations;

(d) Any taking, exchange, amendment, modification, waiver, supplement, termination, subordination, compromise, release, surrender, loss, or impairment of, or any failure to protect, perfect, or preserve the value of, or any enforcement of, realization upon, or exercise of rights, or remedies under or in connection with, or any failure, omission, breach, default, delay, or wrongful action by the Administrative Agent or the Lenders, or any of them, or any other Person in connection with the enforcement of, realization upon, or exercise of rights or remedies under or in connection with, or, any other action or inaction by any of the Administrative Agent or the Lenders, or any of them, or any other Person in respect of, any direct or indirect security for any of the Guarantied Obligations. As used in this Guaranty, “direct or indirect security” for the Guarantied Obligations, and similar phrases, includes any collateral security, guaranty, suretyship, letter of credit, capital maintenance agreement, put option, subordination agreement, or other right or arrangement of any nature providing direct or indirect assurance of payment or performance of any of the Guarantied Obligations, made by or on behalf of any Person;

(e) Any merger, consolidation, liquidation, dissolution, winding-up, charter revocation, or forfeiture, or other change in, restructuring or termination of the corporate structure or existence of, the Borrower or any other Person; any bankruptcy, insolvency, reorganization or similar proceeding with respect to the Borrower or any other Person; or any action taken or election made by the Administrative Agent or the Lenders, or any of them (including but not limited to any election under Section 1111(b)(2) of the United States Bankruptcy Code), the Borrower, or any other Person in connection with any such proceeding;

(f) Any defense, setoff, or counterclaim which may at any time be available to or be asserted by the Borrower or any other Person with respect to any Loan Document or any of the Guarantied Obligations, other than, and to the extent of, payment and performance of the Guaranteed Obligations; or any discharge by operation of law or release of the Borrower or any other Person from the performance or observance of any Loan Document or any of the Guarantied Obligations; and

(g) Any other event or circumstance, whether similar or dissimilar to the foregoing, and whether known or unknown, which might otherwise constitute a defense available to, or limit the liability of, any Guarantor, a guarantor or a surety, excepting only full, strict, and indefeasible payment and performance of the Guarantied Obligations in full.

Each Guarantor acknowledges, consents, and agrees that new Guarantors may join in this Guaranty pursuant to Section 17 hereof, and each Guarantor affirms that its obligations shall continue hereunder undiminished.

4. Waivers, etc. Each of the Guarantors hereby waives any defense to (other than, and to the extent of, the defense of prior payment and performance of the Guarantied Obligations) or limitation on its obligations under this Guaranty arising out of or based on any event or circumstance referred to in Section 3 hereof. Without limitation and to the fullest extent permitted by applicable law, each Guarantor waives each of the following:

(a) Except as may be expressly contemplated by the Credit Agreement or the other Loan Documents, Specified Swap Agreements or Other Lender Provided Financial Service Products, all notices, disclosures and demand of any nature which otherwise might be required from time to time to preserve intact any rights against any Guarantor, including the following: any notice of any event or circumstance described in Section 3 hereof; any notice required by any law, regulation or order now or hereafter in effect in any jurisdiction; any notice of nonpayment, nonperformance, dishonor, or protest under any Loan Document or any of the Guarantied Obligations; any notice of the incurrence of any Guarantied Obligation; any notice of any default or any failure on the part of the Borrower or any other Person to comply with any Loan Document or any of the Guarantied Obligations or any direct or indirect security for any of the Guarantied Obligations; and any notice of any information pertaining to the business, operations, condition (financial or otherwise) or prospects of the Borrower or any other Person;

(b) Any right to any marshalling of assets, to the filing of any claim against the Borrower or any other Person in the event of any bankruptcy, insolvency, reorganization or similar proceeding, or to the exercise against the Borrower or any other Person of any other right or remedy under or in connection with any Loan Document or any of the Guarantied Obligations or any direct or indirect security for any of the Guarantied Obligations; any requirement of promptness or diligence on the part of the Administrative Agent or the Lenders, or any of them, or any other Person; any requirement to exhaust any remedies under or in connection with, or to mitigate the damages resulting from default under, any Loan Document or any of the Guarantied Obligations or any direct or indirect security for any of the Guarantied Obligations; any benefit of any statute of limitations; and any requirement of acceptance of this Guaranty or any other Loan Document, Specified Swap Agreements or Other Lender Provided Financial Service Products, and any requirement that any Guarantor receive notice of any such acceptance;

(c) Any defense or other right arising by reason of any law now or hereafter in effect in any jurisdiction pertaining to election of remedies (including but not limited to anti-deficiency laws, “one action” laws or the like), or by reason of any election of remedies or other action or inaction by the Administrative Agent or the Lenders, or any of them (including but not limited to commencement or completion of any judicial proceeding or nonjudicial sale or other action in respect of collateral security for any of the Guarantied Obligations), which results in denial or impairment of the right of the Administrative Agent or the Lenders, or any of them, to seek a deficiency against the Borrower or any other Person or which otherwise discharges or impairs any of the Guarantied Obligations; and

(d) Any and all defenses it may now or hereafter have based on principles of suretyship, impairment of collateral, or the like.

5. Reinstatement. This Guaranty is a continuing obligation of the Guarantors and shall remain in full force and effect notwithstanding that no Guarantied Obligations may be outstanding from time to time and notwithstanding any other event or circumstance. Upon Payment In Full, and provided that none of the other obligations referred to in Section 1(ii) hereof are then in default, this Guaranty shall terminate; provided, however, that this Guaranty shall continue to be effective or be reinstated, as the case may be, any time any payment of any of the Guarantied Obligations is rescinded, recouped, avoided, or must otherwise be returned or released by any Lender or the Administrative Agent upon or during the insolvency, bankruptcy, or reorganization of, or any similar proceeding affecting, the Borrower or for any other reason whatsoever, all as though such payment had not been made and was due and owing.

6. Subrogation. Each Guarantor waives and agrees that it will not exercise any rights against the Borrower or any other Guarantor arising in connection with, or any Collateral securing, the Guarantied Obligations (including rights of subrogation, contribution, and the like) until Payment In Full. If any amount shall be paid to any Guarantor by or on behalf of the Borrower or any other Guarantor by virtue of any right of subrogation, contribution, or the like, such amount shall be deemed to have been paid to such Guarantor for the benefit of, and shall be held in trust for the benefit of, the Administrative Agent and the Lenders and shall forthwith be paid to the Administrative Agent to be credited and applied upon the Guarantied Obligations, whether matured or unmatured, in accordance with the terms of the Credit Agreement.

7. No Stay. Without limitation of any other provision of this Guaranty, if any declaration of default or acceleration or other exercise or condition to exercise of rights or remedies under or with respect to any Guarantied Obligation shall at any time be stayed, enjoined, or prevented for any reason (including but not limited to stay or injunction resulting from the pendency against the Borrower or any other Person of a bankruptcy, insolvency, reorganization or similar proceeding), the Guarantors agree that, for the purposes of this Guaranty and their obligations hereunder, the Guarantied Obligations shall be deemed to have been declared in default or accelerated, and such other exercise or conditions to exercise shall be deemed to have been taken or met.

8. Taxes.

(a) Payments Free of Taxes. Any and all payments by or on account of any obligation of any of the Guarantors hereunder or under any other Loan Document shall be made free and clear of and without reduction or withholding for any Indemnified Taxes or Other Taxes; provided that if any Guarantor shall be required by applicable Law to deduct any Indemnified Taxes (including any Other Taxes) from such payments, then (i) the sum payable shall be increased as necessary so that after making all required deductions (including deductions applicable to additional sums payable under this Paragraph) the Administrative Agent, Lender or Issuing Lender, as the case may be, receives an amount equal to the sum it would have received had no such deductions been made, (ii) such Guarantor shall make such deductions and (iii) such Guarantor shall timely pay the full amount deducted to the relevant Official Body in accordance with applicable Law.

(b) Payment of Other Taxes by any Guarantor. Without limiting the provisions of paragraph (a) above, each Guarantor shall timely pay any Other Taxes to the relevant Official Body in accordance with applicable Law.

(c) Indemnification by the Guarantors. Each Guarantor shall indemnify the Administrative Agent, each Lender and the Issuing Lender, within ten (10) days after demand therefor, for the full amount of any Indemnified Taxes or Other Taxes (including Indemnified Taxes or Other Taxes imposed or asserted on or attributable to amounts payable under this Paragraph) paid by the Administrative Agent, such Lender or the Issuing Lender, as the case may be, and any penalties, interest and reasonable expenses arising therefrom or with respect thereto, whether or not such Indemnified Taxes or Other Taxes were correctly or legally imposed or asserted by the relevant Official Body. A certificate as to the amount of such payment or liability delivered to such Guarantor by a Lender or the Issuing Lender (with a copy to the Administrative Agent), or by the Administrative Agent on its own behalf or on behalf of a Lender or the Issuing Lender, shall be conclusive absent manifest error.

(d) Certificate. As soon as practicable after any payment of Indemnified Taxes or Other Taxes by any Guarantor to an Official Body, such Guarantor shall deliver to the Administrative Agent, the original or a certified copy of a receipt issued by such Official Body evidencing such payment, a copy of the return reporting such payment or other evidence of such payment reasonably satisfactory to the Administrative Agent.

(e) Tax Provisions Incorporated By Reference. Notwithstanding the foregoing, with respect to any and all payments by or on account of any obligation of the Guarantors hereunder, the provisions of Section 5.9 [Taxes] of the Credit Agreement are cross-referenced, incorporated herein and shall apply to the Administrative Agent, each Lender, Issuing Lender and any Guarantor as if such Guarantor is, in fact, the Borrower; provided, however, that no Guarantor shall have any obligation under this Section 8 [Taxes] in excess of such Guarantor’s Guarantied Obligations.

9. Representations and Warranties. Each Guarantor makes the representations and warranties set forth in Section 6.1.1, 6.1.3, 6.1.4, 6.1.5, 6.1.11, 6.1.12, 6.1.16 and 6.1.25 of the Credit Agreement, mutatis mutandis, as to itself and its Subsidiaries as if it were a “Loan Party” referred to thereunder.

10. Notices. Each Guarantor agrees that all notices, statements, requests, demands and other communications under this Guaranty shall be given to such Guarantor at the address set forth on a Schedule to the Credit Agreement and in the manner provided in Section 11.5.1 [Notices Generally] of the Credit Agreement or in a Joinder. The Administrative Agent and the Lenders may rely on any notice (whether or not made in a manner contemplated by this Guaranty) purportedly made by or on behalf of a Guarantor, and the Administrative Agent and the Lenders shall have no duty to verify the identity or authority of the Person giving such notice.

11. Counterparts; Telecopy Signatures. This Guaranty may be executed by different parties hereto on any number of separate counterparts, each of which, when so executed and delivered, shall be an original, and all such counterparts shall together constitute one and the same instrument. Delivery of an executed signature page by telecopy or electronic signature delivery system (in either case in a form acceptable to the Administrative Agent) shall be effective as delivery of a manually executed signature page to this Guaranty.

12. Setoff, Default Payments by Borrower.

(a) In the event that at any time any obligation of the Guarantors now or hereafter existing under this Guaranty shall have become due and payable, the Administrative Agent and the Lenders, or any of them, shall have the right from time to time, without notice to any Guarantor, to set off against and apply to such due and payable amount any obligation of any nature of any Lender or the Administrative Agent, or any subsidiary or affiliate of any Lender or the Administrative Agent, to any Guarantor, including but not limited to all deposits (whether time or demand, general or special, provisionally credited or finally credited, however evidenced) now or hereafter maintained by any Guarantor with the Administrative Agent or any Lender or any subsidiary or affiliate thereof. Such right shall be absolute and unconditional in all circumstances and, without limitation, shall exist whether or not the Administrative Agent or the Lenders, or any of them, shall have given any notice or made any demand under this Guaranty or under such obligation to the Guarantor, whether such obligation to the Guarantor is absolute or contingent, matured or unmatured (it being agreed that the Administrative Agent and the Lenders, or any of them, may deem such obligation to be then due and payable at the time of such setoff), and regardless of the existence or adequacy of any collateral, guaranty, or other direct or indirect security or right or remedy available to the Administrative Agent or any of the Lenders. The rights of the Administrative Agent and the Lenders under this Section are in addition to such other rights and remedies (including, without limitation, other rights of setoff and banker’s lien) which the Administrative Agent and the Lenders, or any of them, may have, and nothing in this Guaranty or in any other Loan Document, Specified Swap Agreements or Other Lender Provided Financial Service Products shall be deemed a waiver of or restriction on the right of setoff or banker’s lien of the Administrative Agent and the Lenders, or any of them. Each of the Guarantors hereby agrees that, to the fullest extent permitted by law, any affiliate or subsidiary of the Administrative Agent or any of the Lenders and any holder of a participation in any obligation of any

Guarantor under this Guaranty, shall have the same rights of setoff as the Administrative Agent and the Lenders as provided in this Section (regardless whether such affiliate or participant otherwise would be deemed a creditor of any Guarantor).

(b) Upon the occurrence and during the continuation of any default under any Guarantied Obligation, if any amount shall be paid to any Guarantor by or for the account of the Borrower, such amount shall be held in trust for the benefit of each Lender and the Administrative Agent and shall forthwith be paid to the Administrative Agent to be credited and applied to the Guarantied Obligations when due and payable.

13. Construction. The section and other headings contained in this Guaranty are for reference purposes only and shall not affect interpretation of this Guaranty in any respect. This Guaranty has been fully negotiated between the applicable parties, each party having the benefit of legal counsel, and accordingly neither any doctrine of construction of guaranties or suretyships in favor of the guarantor or surety, nor any doctrine of construction of ambiguities in agreement or instruments against the party controlling the drafting thereof, shall apply to this Guaranty.

14. Successors and Assigns. This Guaranty shall be binding upon each Guarantor, its successors and assigns, and shall inure to the benefit of and be enforceable by the Administrative Agent and the Lenders, or any of them, and their successors and assigns except that no Guarantor may assign or transfer any of its rights or obligations hereunder or any interest herein other than assignments and transfers permitted by the Credit Agreement. Without limitation of the foregoing, the Administrative Agent and the Lenders, or any of them (and any successive assignee or transferee), from time to time may assign or otherwise transfer all or any portion of its rights or obligations under the Loan Documents (including all or any portion of any commitment to extend credit), or any other Guarantied Obligations, to any other Person as provided and permitted by the Credit Agreement and such Guarantied Obligations (including any Guarantied Obligations resulting from extension of credit by such other Person under or in connection with the Loan Documents, Specified Swap Agreements or Other Lender Provided Financial Service Products) shall be and remain Guarantied Obligations entitled to the benefit of this Guaranty, and to the extent of its interest in such Guarantied Obligations such other Person shall be vested with all the benefits in respect thereof granted to the Administrative Agent and the Lenders in this Guaranty or otherwise.

15. Governing Law; Submission to Jurisdiction; Waiver of Jury Trial.

(a) Governing Law. This Guaranty shall be governed by, construed, and enforced in accordance with the internal laws of the State of New York, without regard to its conflict of laws principles.

(b) SUBMISSION TO JURISDICTION; WAIVER OF VENUE; SERVICE OF PROCESS; WAVIER OF JURY TRIAL.

(i) SUBMISSION TO JURISDICTION. EACH GUARANTOR IRREVOCABLY AND UNCONDITIONALLY SUBMITS, FOR ITSELF AND ITS PROPERTY, TO THE NONEXCLUSIVE JURISDICTION OF THE COURTS OF THE STATE OF NEW

YORK SITTING IN NEW YORK COUNTY AND OF THE UNITED STATES DISTRICT COURT OF THE SOUTHERN DISTRICT OF NEW YORK, AND ANY APPELLATE COURT FROM ANY THEREOF, IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT, OR FOR RECOGNITION OR ENFORCEMENT OF ANY JUDGMENT, AND EACH OF THE PARTIES HERETO IRREVOCABLY AND UNCONDITIONALLY AGREES THAT ALL CLAIMS IN RESPECT OF ANY SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN SUCH NEW YORK STATE COURT OR, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, IN SUCH FEDERAL COURT. EACH OF THE PARTIES HERETO AGREES THAT A FINAL JUDGMENT IN ANY SUCH ACTION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW. NOTHING IN THIS AGREEMENT OR IN ANY OTHER LOAN DOCUMENT SHALL AFFECT ANY RIGHT THAT THE ADMINISTRATIVE AGENT, ANY LENDER OR THE ISSUING LENDER MAY OTHERWISE HAVE TO BRING ANY ACTION OR PROCEEDING RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT AGAINST ANY GUARANTOR OR ITS PROPERTIES IN THE COURTS OF ANY JURISDICTION.

(ii) WAIVER OF VENUE. EACH GUARANTOR IRREVOCABLY AND UNCONDITIONALLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT IN ANY COURT REFERRED TO IN THIS SECTION 15. EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, THE DEFENSE OF AN INCONVENIENT FORUM TO THE MAINTENANCE OF SUCH ACTION OR PROCEEDING IN ANY SUCH COURT AND AGREES NOT ASSERT ANY SUCH DEFENSE.

(iii) SERVICE OF PROCESS. EACH PARTY HERETO IRREVOCABLY CONSENTS TO SERVICE OF PROCESS IN THE MANNER PROVIDED FOR NOTICES IN SECTION 11.5 [NOTICES; EFFECTIVENESS; ELECTRONIC COMMUNICATION] OF THE CREDIT AGREEMENT. NOTHING IN THIS AGREEMENT WILL AFFECT THE RIGHT OF ANY PARTY HERETO TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY APPLICABLE LAW.

(iv) WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, ADMINISTRATIVE AGENT OR ATTORNEY OF ANY OTHER PERSON HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PERSON WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS

AGREEMENT AND THE OTHER LOAN DOCUMENTS BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

16. Severability; Modification to Conform to Law.

(a) The provisions of this Guaranty are intended to be severable. If any provision of this Guaranty shall be held invalid or unenforceable in whole or in part in any jurisdiction, such provision shall, as to such jurisdiction, be ineffective to the extent of such invalidity or unenforceability without in any manner affecting the validity or enforceability thereof in any other jurisdiction or the remaining provisions hereof in any jurisdiction.

(b) Without limitation of the preceding Subsection (a), to the extent that applicable law (including applicable laws pertaining to fraudulent conveyance or fraudulent or preferential transfer) otherwise would render the full amount of the Guarantor’s obligations hereunder invalid, voidable, or unenforceable on account of the amount of a Guarantor’s aggregate liability under this Guaranty, then, notwithstanding any other provision of this Guaranty to the contrary, the aggregate amount of such liability shall, without any further action by the Administrative Agent or any of the Lenders or such Guarantor or any other Person, be automatically limited and reduced to the highest amount which is valid and enforceable as determined in such action or proceeding, which (without limiting the generality of the foregoing) may be an amount which is equal to the greater of:

(i) the fair consideration actually received by such Guarantor under the terms and as a result of the Loan Documents, the Specified Swap Agreements and the Other Lender Provided Financial Service Products and the value of the benefits described in Section 19(b) hereof, including (and to the extent not inconsistent with applicable federal and state laws affecting the enforceability of guaranties) distributions, commitments, and advances made to or for the benefit of such Guarantor with the proceeds of any credit extended under the Loan Documents, the Specified Swap Agreements or Other Lender Provided Financial Service Products, or

(ii) the excess of (1) the amount of the fair value of the assets of such Guarantor as of the date of this Guaranty as determined in accordance with applicable federal and state laws governing determinations of the insolvency of debtors as in effect on the date hereof, over (2) the amount of all liabilities of such Guarantor as of the date of this Guaranty, also as determined on the basis of applicable federal and state laws governing the insolvency of debtors as in effect on the date hereof.

(c) Notwithstanding anything to the contrary in this Section or elsewhere in this Guaranty, this Guaranty shall be presumptively valid and enforceable to its full extent in accordance with its terms, as if this Section (and references elsewhere in this Guaranty to enforceability to the fullest extent permitted by law) were not a part of this Guaranty, and in any related litigation the burden of proof shall be on the party asserting the invalidity or unenforceability of any provision hereof or asserting any limitation on any Guarantor’s obligations hereunder as to each element of such assertion.

17. Additional Guarantors. CNX Gas hereby agrees that if any Subsidiary of CNX Gas becomes a “Loan Party” or “Guarantor” under the CNX Gas Credit Agreement, CNX Gas shall cause such Subsidiary, concurrently therewith, to deliver to the Administrative Agent a joinder to this Guaranty in the form of Exhibit A hereto (a “Joinder”). No notice of the addition of any Guarantor shall be required to be given to any pre-existing Guarantor and each Guarantor hereby consents thereto.

18. Joint and Several Obligations. The obligations and additional liabilities of each and every Guarantor under this Guaranty are joint and several obligations of the Guarantors, and each Guarantor hereby waives to the full extent permitted by law any defense it may otherwise have to the payment and performance of the Guarantied Obligations that its liability hereunder is limited and not joint and several. Each Guarantor acknowledges and agrees that the foregoing waivers and those set forth below serve as a material inducement to the agreement of the Administrative Agent and the Lenders to make the Loans, and that the Administrative Agent and the Lenders are relying on each specific waiver and all such waivers in entering into this Guaranty. The undertakings of each Guarantor hereunder secure the obligations of itself and the other Guarantors. The Administrative Agent and the Lenders, or any of them, may, in their sole discretion, elect to enforce this Guaranty against any Guarantor without any duty or responsibility to pursue any other Guarantor and such an election by the Administrative Agent and the Lenders, or any of them, shall not be a defense to any action the Administrative Agent and the Lenders, or any of them, may elect to take against any Guarantor. Each of the Lenders and the Administrative Agent hereby reserve all rights against each Guarantor.

19. Receipt of Credit Agreement, Other Loan Documents, Benefits.

(a) Each Guarantor hereby acknowledges that it has received a copy of the Credit Agreement and the other Loan Documents, any Specified Swap Agreement and any Other Lender Provided Financial Service Product, and each Guarantor certifies that the representations and warranties made therein with respect to such Guarantor are true and correct. Further, each Guarantor acknowledges and agrees to perform, comply with, and be bound by all of the provisions of the Credit Agreement and the other Loan Documents to the extent applicable to such Guarantor.

(b) Each Guarantor hereby acknowledges, represents, and warrants that it receives synergistic benefits by virtue of its affiliation with the Borrower and the other Guarantors and that it will receive direct and indirect benefits from the financing arrangements contemplated by the Credit Agreement and that such benefits, together with the rights of contribution and subrogation that may arise in connection herewith are a reasonably equivalent exchange of value in return for providing this Guaranty.

20. Release of Guarantor. In the event that any Guarantor ceases to be a “Loan Party” and “Guarantor” under the CNX Gas Credit Agreement, such Guarantor shall currently be released from this Guaranty automatically and without further action, and this Guaranty shall, as to such Guarantor, terminate and have no further force or effect. The Administrative Agent agrees to execute an instrument evidencing such release in form and substance satisfactory to the Administrative Agent upon request of CNX Gas and certification by CNX Gas that such Guarantor has ceased to be a “Loan Party” and “Guarantor” under the CNX Gas Credit Agreement. In connection with the merger of the Guarantor into another CNX Gas Loan Party, this Guaranty will be assumed (as a matter of law) by such other CNX Gas Loan Party and will, together with any Guaranty of the Guarantied Obligations by such other CNX Gas Loan Party, constitute a single Guaranty.

21. Miscellaneous.

(a) Generality of Certain Terms. As used in this Guaranty, the terms “hereof,” “herein” and terms of similar import refer to this Guaranty as a whole and not to any particular term or provision.

(b) Amendments, Waivers. No amendment to or waiver of any provision of this Guaranty, and no consent to any departure by any Guarantor herefrom, shall in any event be effective unless in a writing manually signed by or on behalf of the Administrative Agent and the Lenders. Any such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given. No delay or failure of the Administrative Agent or the Lenders, or any of them, in exercising any right or remedy under this Guaranty shall operate as a waiver thereof; nor shall any single or partial exercise of any such right or remedy preclude any other or further exercise thereof or the exercise of any other right or remedy. The rights and remedies of the Administrative Agent and the Lenders under this Guaranty are cumulative and not exclusive of any other rights or remedies available hereunder, under any other agreement or instrument, by law, or otherwise.

(c) Telecommunications. Each Lender and the Administrative Agent shall be entitled to rely on the authority of any individual making any telecopy or telephonic notice, request, or signature without the necessity of receipt of any verification thereof.

(d) Expenses. Each Guarantor unconditionally agrees to pay all costs and expenses, including reasonable attorney’s fees, incurred by the Administrative Agent or any of the Lenders in enforcing this Guaranty against any Guarantor and each Guarantor shall pay and indemnify each Lender and the Administrative Agent for, and hold it harmless from and against, any and all obligations, liabilities, losses, damages, costs, expenses (including disbursements and reasonable legal fees of counsel to any Lender or the Administrative Agent), penalties, judgments, suits, actions, claims, and disbursements imposed on, asserted against, or incurred by any Lender or the Administrative Agent (i) relating to the preparation, negotiation, execution, administration, or enforcement of or collection under this Guaranty or any document, instrument, or agreement relating to any of the Obligations, including in any bankruptcy, insolvency, or similar proceeding in any jurisdiction or political subdivision thereof; (ii) relating to any amendment, modification, waiver, or consent hereunder or relating to any telecopy or telephonic transmission purporting to be by any Guarantor or the Borrower; (iii) in any way relating to or arising out of this Guaranty, or any document, instrument, or agreement relating to any of the Guarantied Obligations, or any action taken or omitted to be taken by any Lender or the Administrative Agent hereunder, and including those arising directly or indirectly from the violation or asserted violation by any Guarantor or the Borrower or the Administrative Agent or any Lender of any law, rule, regulation, judgment, order, or the like of any jurisdiction or political subdivision thereof (including those relating to environmental protection, health, labor, importing, exporting, or safety) and regardless whether asserted by any governmental entity or any other Person.

(e) Prior Understandings. This Guaranty and the Credit Agreement supersede all prior understandings and agreements, whether written or oral, between the parties hereto and thereto and relating to the transactions provided for herein and therein.

(f) Survival. All representations and warranties of the Guarantors made in connection with this Guaranty shall survive, and shall not be waived by, the execution and delivery of this Guaranty, any investigation by or knowledge of the Administrative Agent and the Lenders, or any of them, any extension of credit, or any other event or circumstance whatsoever.

[SIGNATURE PAGES FOLLOW]

[SIGNATURE PAGE - CNX GAS GUARANTY AGREEMENT]

IN WITNESS WHEREOF, each Guarantor, intending to be legally bound, has executed this Guaranty as of the date first above written with the intention that this Guaranty shall constitute a sealed instrument.

GUARANTORS: CNX GAS CORPORATION

By:
Name:
Title:

CNX GAS COMPANY LLC

By:
Name:
Title:

CARDINAL STATES GATHERING COMPANY

By:	CNX Gas Company LLC, as Partnership Manager

By:
Name:
Title:

KNOX ENERGY, LLC

By:
Name:
Title:

[SIGNATURE PAGE - CNX GAS GUARANTY AGREEMENT]

COALFIELD PIPELINE COMPANY

By:
Name:
Title:

MOB CORPORATION

By:
Name:
Title:

EXHIBIT A

FORM OF

CNX GAS GUARANTOR JOINDER AND ASSUMPTION AGREEMENT

THIS CNX GAS GUARANTOR JOINDER AND ASSUMPTION AGREEMENT (“CNX GAS GUARANTOR JOINDER”) is made as of                     , 20    , by                     , a                      [corporation/partnership/limited liability company] (the “New Guarantor”).

Background

Reference is made to (i) the Amended and Restated Credit Agreement, dated as of April 12, 2011 (as the same may be amended, supplemented, restated or modified from time to time, the (“Credit Agreement”), by and among Consol Energy Inc., a Delaware corporation (“Borrower”), each of the other Loan Parties now or hereafter party thereto, the Lenders now or hereafter party thereto (the “Lenders”), PNC Bank, National Association, in its capacity as administrative agent for the Lenders (the “Administrative Agent”) and Bank of America, N.A., as Syndication Agent; (ii) the CNX Gas Amended and Restated Continuing Agreement of Guaranty and Suretyship, dated as of April 12, 2011, as the same may be amended, restated, supplemented or modified from time to time (the “Guaranty”), of CNX Gas and the other CNX Gas Loan Parties given to the Administrative Agent for the benefit of the Lenders; and (iii) the CNX Gas Intercompany Subordination Agreement, dated as of April 12, 2011, as the same may be amended, restated, supplemented or modified from time to time (the “CNX Gas Intercompany Subordination Agreement”), among the Loan Parties, and the CNX Gas Loan Parties and the Administrative Agent for the benefit of the Lenders.

Agreement

Capitalized terms defined in the Credit Agreement are used herein as defined therein.

New Guarantor hereby becomes a Guarantor under the terms of the Guaranty and in consideration of the value of the synergistic and other benefits received by New Guarantor as a result of being or becoming affiliated with the Borrower and the Guarantors, New Guarantor hereby agrees that effective as of the date hereof it hereby is, and shall be deemed to be, and assumes the obligations of, a “Guarantor”, jointly and severally with the existing Guarantors under the Guaranty, a “Company” and a “CNX Gas Loan Party” jointly and severally with the existing “Companies” and “CNX Gas Loan Parties” under the CNX Gas Intercompany Subordination Agreement and, New Guarantor hereby agrees that from the date hereof and until Payment In Full, New Guarantor shall perform, comply with, and be subject to and bound by each of the terms and provisions of the Gas Guaranty and the CNX Gas Intercompany Subordination Agreement jointly and severally with the existing parties thereto. Without limiting the generality of the foregoing, New Guarantor hereby represents and warrants that (i) each of the representations and warranties set forth in Section 9 of the Guaranty is true and correct as to New Guarantor on and as of the date hereof and (ii) New Guarantor has heretofore received a true and correct copy of the Credit Agreement, Guaranty and the CNX Gas Intercompany Subordination Agreement.

New Guarantor hereby makes, affirms, and ratifies in favor of the Lenders and the Administrative Agent the Credit Agreement, Guaranty and the CNX Gas Intercompany Subordination Agreement.

In furtherance of the foregoing, upon the request of the Administrative Agent, New Guarantor shall execute and deliver or cause to be executed and delivered at any time and from time to time such further instruments and documents and do or cause to be done such further acts as may be reasonably necessary in the reasonable opinion of Administrative Agent to carry out more effectively the provisions and purposes of this CNX Gas Guarantor Joinder and the other Loan Documents.

New Guarantor acknowledges and agrees that a telecopy transmission or electronic copy (with confirmation of receipt) to the Administrative Agent or any Lender of signature pages hereof purporting to be signed on behalf of New Guarantor shall constitute effective and binding execution and delivery hereof by New Guarantor.

[SIGNATURE PAGE 1 OF 1 OF CNX GAS GUARANTOR

JOINDER AND ASSUMPTION AGREEMENT]

IN WITNESS WHEREOF, and intending to be legally bound hereby, the New Guarantor has duly executed this CNX Gas Guarantor Joinder and delivered the same to the Administrative Agent for the benefit of the Lenders, as of the date and year first above written with the intention that this CNX Gas Guarantor Joinder constitute a sealed instrument.

NEW GUARANTOR:

By:		(SEAL)
Name:
Title:

Acknowledged: CONSOL ENERGY INC., as Borrower

By:
Name:
Title:

Acknowledged and accepted:

PNC BANK, NATIONAL ASSOCIATION, as Administrative Agent

By:
Name:
Title:

EXHIBIT 1.1(I)(1)

FORM OF

AMENDED AND RESTATED REGULATED

SUBSTANCES CERTIFICATE AND INDEMNITY AGREEMENT

THIS AMENDED AND RESTATED REGULATED SUBSTANCES CERTIFICATE AND INDEMNITY AGREEMENT (the “Agreement”) is made as of April 12, 2011 by CONSOL ENERGY INC., a Delaware corporation (the “Borrower” or “Loan Party”), each other Loan Party (as defined in the Credit Agreement, as herein defined) (together with the Borrower, the Loan Parties” and each individually, a “Loan Party”) in favor of PNC BANK, NATIONAL ASSOCIATION, not in its individual capacity but solely as collateral trustee (the “Collateral Trustee”) for the ratable benefit of the Secured Parties (as defined herein) pursuant to the Collateral Trust Agreement.

RECITALS

A. Reference is made to that certain Amended and Restated Credit Agreement, dated as of April 12, 2011 (as amended or restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), by and among the Borrower, each of the Guarantors now or hereafter party thereto, the Lenders now or hereafter party thereto, PNC Bank, National Association, in its capacity as administrative agent for the Lenders (the “Administrative Agent”) and Bank of America, N.A., as the Syndication Agent.

B. To induce the Administrative Agent and the Lenders to enter into the Credit Agreement, each Loan Party has agreed to enter into this Agreement in favor of the Collateral Trustee for the ratable benefit of the Secured Parties.

NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound, each Loan Party hereby covenants, warrants, represents and agrees as follows:

1. Definitions. All capitalized terms used herein but not otherwise defined herein shall have the meaning given such terms in the Credit Agreement.

2. Representations and Warranties. The Loan Parties, each for themselves respectively, and as applicable to each such Loan Party’s ownership, occupation or leasing of or conducting operations and activities at any Property, hereby reaffirm the representations and warranties set forth in Section 6.1.19 [Environmental Matters] of the Credit Agreement.

3. Environmental Covenants.

(a) Each Loan Party, for themselves respectively, and as applicable to each such Loan Party’s ownership, occupation or leasing of or conducting operations and activities at any Property, shall keep such Property free of Hazardous Materials and shall remove, or cause their lessees to remove, all Hazardous Materials which are now or at any time in the future in or on the Property, irrespective of the source thereof, except to the extent that such Hazardous Materials are present on or stored and/or used substantially in compliance with Environmental Laws; provided, that it shall not be deemed to be a violation of this Section 3(a) unless or until any failure to comply with any applicable Environmental Law would result in fines, penalties, remediation costs, other liabilities or injunctive relief which, considered either individually or in the aggregate could reasonably be expected to result in a Material Adverse Change. Each Loan Party, for themselves respectively, and as applicable to each such Loan Party’s ownership, occupation or leasing of or conducting operations and activities at any Property, shall not suffer or permit such Property to be used to generate, manufacture, refine, transport, treat, dispose of, transfer, produce or process Hazardous Materials in violation of Environmental Laws; provided, that it shall not be deemed to be a violation of this Section 3(a) unless or until any failure to comply with any applicable Environmental Law would result in fines, penalties, remediation costs, other similar liabilities or injunctive relief which, considered either individually or in the aggregate, could reasonably be expected to result in a Material Adverse Change.

(b) Each Loan Party, for themselves respectively, and as applicable to each such Loan Party’s ownership, occupation or leasing of or conducting operations and activities at any Property, shall immediately, upon their respective Responsible Officer obtaining knowledge of any of the following, notify the Collateral Trustee for the benefit of the Secured Parties in writing upon the occurrence of:

(i) the Release or threat of Release of any Hazardous Materials on, at, under, from or affecting the Property in violation of Environmental Laws that could reasonably be expected to result in fines, penalties, remediation costs, other liabilities or injunctive relief which, considered either individually or in the aggregate, could reasonably be expected to result in a Material Adverse Change;

(ii) any violation affecting the Property of any Environmental Laws, if such violation is reasonably likely to result in fines, penalties, remediation costs, other similar liabilities or injunctive relief which, considered either individually or in the aggregate, could reasonably be expected to result in a Material Adverse Change; and

(iii) any Environmental Liability or any claim or claims relating to any Loan Party relating to damage, contribution, cost recovery, compensation, loss or injury resulting from any Hazardous Materials on, at, under, from or affecting the Property if such claim or series of claims, when considered either individually or in the aggregate, could reasonably be expected to result in a Material Adverse Change.

(c) Except as otherwise disclosed in written reports delivered to the Collateral Trustee prior to the date hereof, the Loan Parties certify that, as of the date of this Agreement, to their knowledge, no report, analysis, study or other document prepared by or for any Person exists which identifies any Hazardous Materials on, at, under, emanating from or affecting the Property which, considered either individually or in the aggregate, could reasonably be expected to result in a Material Adverse Change.

(d) The Loan Parties, at their sole expense and for themselves respectively, and as applicable to each such Loan Party’s ownership, occupation or leasing of or conducting operations and activities at any Property, shall, or shall cause the tenants of the Property to, conduct and complete all investigations, studies, sampling and testing and all removal and other actions necessary to clean up, remove or otherwise address all Hazardous Materials on, at, under, from or affecting any of the Property in accordance with all Environmental Laws; provided, however that it shall not be deemed to be a violation of this Section 3(d) unless or until any failure to conduct and complete all investigations, studies, sampling and testing and all removal and other actions is reasonably likely to result in fines, penalties, remediation costs or other liabilities which, considered either individually or in the aggregate, could reasonably be expected to result in a Material Adverse Change.

4. Indemnity.

(a) The Loan Parties shall indemnify, defend and hold harmless the Collateral Trustee, the Secured Parties and their employees, agents, officers and directors from and against any claims, costs, demands, penalties, fines, liabilities, settlements or damages of whatever kind or nature and associated reasonable costs or expenses, including reasonable attorneys’ fees, fees of environmental consultants and laboratory fees, known or unknown, contingent or otherwise (collectively, the “Indemnified Matters”), arising out of or in any way related to the following matters:

(i) the presence, Release or threatened Release of any Hazardous Materials on, at, under, from or affecting the Property or the soil, water, vegetation, buildings, personal property, persons or natural resources thereon;

(ii) any personal injury (including wrongful death) or property damage (real or personal) or damage to natural resources arising out of or related to such Hazardous Materials;

(iii) any lawsuit brought or threatened, settlement reached or governmental order relating to such Hazardous Materials;

(iv) any violation of Environmental Laws or any and all permits, licenses, registrations, notifications, exemptions and any other authorization required under any applicable Environmental Law (collectively, the “Environmental Permits”); and/or

(v) the breach of any warranty, representation or covenant of any Loan Party contained in this Agreement.

(b) The liability covered by this Section 4 shall include, but not be limited to, losses sustained by the Collateral Trustee and the Secured Parties and/or their successors and assigns for (i) diminution in value of the Property resulting from matters covered by this Agreement, (ii) amounts arising out of personal injury or death claims with respect to the matters covered by this Agreement, (iii) amounts charged for any environmental or Hazardous Materials cleanup costs and expenses, liens or other such charges or impositions, (iv) payment for reasonable attorneys’ fees and disbursements, expert witness fees, court costs, environmental tests and design studies in connection with the matters covered by this Agreement, and (v) any other amounts reasonably expended by the Collateral Trustee and the Secured Parties and their successors and assigns with respect to matters covered by this Agreement. Notwithstanding anything to the contrary contained herein, the liability of the Loan Parties under this Section 4, (A) with respect to diminution in value of the Property, shall be limited to the diminution in value of the Property in its use by the Loan Parties in their mining operations and (B) with respect to environmental or Hazardous Materials cleanup costs and expenses, shall be limited to the costs and expenses for cleanup of the Property so that it is suitable for use in mining operations and in compliance with all Environmental Laws and Environmental Permits (including without limitation, any permanent reclamation or water treatment resulting from the operations of the Loan Parties or their predecessors).

5. Each Loan Party’s Obligation to Deliver Property. Each Loan Party agrees for themselves respectively, and as applicable to each such Loan Party’s ownership, occupation or leasing of or conducting operations and activities at any Property that, in the event any Mortgage is foreclosed (whether judicially or by power of sale) or any such Loan Party tenders a deed in lieu of foreclosure or any such Loan Party otherwise voluntarily or involuntarily conveys possession of or title to the Property, such Loan Party shall deliver the Property or any parcel comprising such portion of the Property to the Collateral Trustee in a condition that is in compliance with and not subject to any Lien under any applicable Environmental Laws and which could not be reasonably be expected to result in any Environmental Liability. The obligations of each Loan Party as set forth in this paragraph are strictly for the benefit of the Collateral Trustee and the Secured Parties and any successors and assigns of the Collateral Trustee and the Secured Parties as holders of any portion of the Secured Debt and shall not in any way impair or affect the Collateral Trustee’s and/or the Secured Parties’ right to foreclose against any parcel comprising a portion of the Property.

6. The Collateral Trustee’s and/or Secured Parties’ Rights Under This Agreement. The rights of the Collateral Trustee and the Secured Parties under this Agreement shall be in addition to all rights of the Collateral Trustee and/or the Secured Parties under the Mortgages, the Credit Agreement, any other Loan Documents and the Indenture. Any default by any Loan Party under this Agreement (including without limitation any breach of any representation, warranty or covenant made by any Loan Party in this Agreement) shall, at the Collateral Trustee’s option, constitute an Actionable Default under the Collateral Trust Agreement and an Event of Default under the Credit Agreement, the Mortgages and the other Loan Documents.

7. The Collateral Trustee’s and/or the Secured Parties’ Right to Cure. In addition to the other remedies provided to the Collateral Trustee and/or the Secured Parties in the Credit Agreement, the Mortgages, the other Loan Documents and the Indenture, should any Loan Party fail to abide by the terms and covenants of this Agreement, the Collateral Trustee on behalf of the Secured Parties, and/or the Secured Parties may, should they elect to do so in order to protect their security interest, cause the removal, remediation of or other corrective action with respect to any Hazardous Materials on, at, under or emanating from or affecting the Property and repair and remedy any damage caused by the Hazardous Materials or any such removal, remediation or corrective action, as necessary to assure substantial compliance with all applicable Environmental Laws. In such event, all funds expended by the Collateral Trustee on behalf of the Secured Parties and/or the Secured Parties for such purposes, including but not limited to all reasonable attorneys’ fees, engineering fees, consultant fees and similar charges, shall become a part of the obligations secured by the Mortgages and shall be due and payable by each of the Loan Parties on demand. Each disbursement made by the Collateral Trustee and/or the Secured Parties pursuant to this provision shall bear interest at the lower of (a) the rate of interest applicable under Section 4.3.2 [Other Obligations] of the Credit Agreement, or (b) the highest rate allowable under applicable laws from the date any Loan Party shall have received written notice that the funds have been advanced by the Collateral Trustee and/or the Secured Parties until paid in full. The Borrower and each of the other Loan Parties shall permit the Collateral Trustee, the Secured Parties, and their agents and employees access to their respective Property (or in the case of the Borrower any and all Properties) for any purpose consistent with this provision.

8. The Collateral Trustee’s Right to Conduct an Investigation. In the event the Secured Parties shall have reasonable cause to suspect that any Loan Party has failed to comply with the terms of this Agreement, the Collateral Trustee may obtain one or more environmental assessments of the Property, at the sole expense of any of the Loan Parties. The nature and scope of the environmental assessments shall be determined by the Collateral Trustee in its judgment. Each Loan Party shall permit the Collateral Trustee, for the benefit of the Secured Parties and the Collateral Trustee’s agents and employees, access to the Property for the purpose of conducting the environmental assessment and shall otherwise cooperate and provide such additional information as may be requested by the Collateral Trustee or the Collateral Trustee’s agents and employees. In the event any Loan Party fails to pay in accordance with this Section 8 for the cost of any such environmental audit, the Secured Parties may pay for same. Each such payment made by the Secured Parties shall become a part of the obligations secured by the Mortgages, shall be due and payable upon demand and shall bear interest after demand at the lower of either (a) the rate of interest applicable under Section 4.3.2 [Other Obligations] of the Credit Agreement, or (b) the highest rate allowable under applicable laws, until paid in full by any Loan Party.

9. Scope of Liability. The liability under this Agreement shall in no way be limited or impaired by (a) any extension of time for performance required by the Credit Agreement, any of the Loan Documents or the Indenture, (b) any exculpatory provisions in any of the Loan Documents or the Indenture limiting the Collateral Trustee’s and/or the Secured Parties’ recourse, (c) the accuracy or inaccuracy of the representations and warranties made by any Loan Party or any other obligor under the Credit Agreement, any of the Loan Documents or the Indenture, (d) the release of any Loan Party or any other Person from performance or observance of any of the agreements, covenants, terms or conditions contained in any of the Loan Documents or the Indenture by operation of law, the Collateral Trustee’s and/or the Secured Parties’ voluntary act or otherwise, (e) the release or substitution, in whole or in part, of any security for any Loan Party’s obligations or (f) the Collateral Trustee’s failure to record or improper recording or filing of any of the Mortgages or any UCC financing statements, or failure to otherwise perfect, protect, secure or insure any security interest or lien given as security for any Loan Party’s obligations; and, in any such case, whether with or without notice to any Loan Party or other Person and with or without consideration. The indemnity provided in Section 4 above shall survive (i) any sale, assignment or foreclosure of any of the Mortgages or other Loan Documents, the acceptance of a deed in lieu of foreclosure or trustee’s sale, or any sale or transfer of all or part of the possession of or title to the Property, or (ii) the discharge of any of the other Loan Documents or the Indenture and/or the reconveyance or release of any of the Mortgages.

10. Preservation of Rights. No delay on the Collateral Trustee’s and/or the Secured Parties’ part in exercising any right, power or privilege under this Agreement shall operate as a waiver of any such privilege, power or right.

11. Notices. All notices hereunder shall be in writing and shall be deemed to have been sufficiently given or served for all purposes when sent by registered or certified mail to any Loan Party or the Administrative Agent and/or the Lenders as provided in Section 11.5.1 [Notices Generally] of the Credit Agreement and in the case of the Collateral Trustee, as provided in Section 7.2 [Notices] of the Collateral Trust Agreement.

12. Changes in Writing. No provision of this Agreement may be changed, waived, discharged or terminated orally, by telephone or by any other means, except by an instrument in writing signed by all parties hereto.

13. Joint and Several Obligations. With respect to the obligations of each Loan Party in connection with this Agreement, the Borrower and each other Loan Party are jointly and severally liable hereunder. Any party liable upon or in respect of this Agreement or any obligations under any of the other Loan Documents or the Indenture may be released without affecting the liability of any party not so released.

14. Survival. The obligations of each of the Loan Parties under Section 4 of this Agreement shall survive any judicial foreclosure, foreclosure by power of sale, deed in lieu of foreclosure, transfer of possession of or title to the Property by any Loan Party or Secured Parties and Payment In Full and payment of the other Secured Debt in full.

15. Severability. In the event any one or more of the provisions contained in this Agreement should be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions, or any portions thereof, shall not in any way be affected or impaired thereby.

16. Governing Law and Jurisdiction. This Agreement and the rights and obligations of the parties hereunder shall in all respects be governed by, construed and enforced in accordance with the governing laws as set forth in the Credit Agreement; provided, however, that the applicable federal, state and local Environmental Laws of the jurisdiction in which the Property is situated shall govern the Loan Parties’ obligations with respect to compliance with Environmental Laws and Environmental Permits that are required under Environmental Laws to own, occupy or maintain the Property or which otherwise are required for the operations and business activities of the Loan Parties.

17. Construction. Unless the context of this Agreement otherwise clearly requires, the rules of construction set forth in Section 1.2 [Construction] of the Credit Agreement shall apply to this Agreement and are incorporated herein by reference.

18. Counterparts. This Agreement may be executed in any one or more counterparts, each of which shall be deemed an original document and all of which shall be deemed the same document.

19. SUBMISSION TO JURISDICTION; WAIVER OF VENUE; SERVICE OF PROCESS; WAVIER OF JURY TRIAL.

(a) SUBMISSION TO JURISDICTION. EACH OF THE PARTIES HERETO IRREVOCABLY AND UNCONDITIONALLY SUBMITS, FOR ITSELF AND ITS

PROPERTY, TO THE NONEXCLUSIVE JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK SITTING IN NEW YORK COUNTY AND OF THE UNITED STATES DISTRICT COURT OF THE SOUTHERN DISTRICT OF NEW YORK, AND ANY APPELLATE COURT FROM ANY THEREOF, IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT, OR FOR RECOGNITION OR ENFORCEMENT OF ANY JUDGMENT, AND EACH OF THE PARTIES HERETO IRREVOCABLY AND UNCONDITIONALLY AGREES THAT ALL CLAIMS IN RESPECT OF ANY SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN SUCH NEW YORK STATE COURT OR, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, IN SUCH FEDERAL COURT. EACH OF THE PARTIES HERETO AGREES THAT A FINAL JUDGMENT IN ANY SUCH ACTION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW. NOTHING IN THIS AGREEMENT OR IN ANY OTHER LOAN DOCUMENT SHALL AFFECT ANY RIGHT THAT THE ADMINISTRATIVE AGENT, ANY LENDER OR THE ISSUING LENDER MAY OTHERWISE HAVE TO BRING ANY ACTION OR PROCEEDING RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT AGAINST ANY LOAN PARTY OR ITS PROPERTIES IN THE COURTS OF ANY JURISDICTION.

(b) WAIVER OF VENUE. EACH LOAN PARTY IRREVOCABLY AND UNCONDITIONALLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT IN ANY COURT REFERRED TO IN THIS SECTION 19. EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, THE DEFENSE OF AN INCONVENIENT FORUM TO THE MAINTENANCE OF SUCH ACTION OR PROCEEDING IN ANY SUCH COURT AND AGREES NOT ASSERT ANY SUCH DEFENSE.

(c) SERVICE OF PROCESS. EACH PARTY HERETO IRREVOCABLY CONSENTS TO SERVICE OF PROCESS IN THE MANNER PROVIDED FOR NOTICES IN SECTION 11.5 [NOTICES; EFFECTIVENESS; ELECTRONIC COMMUNICATION] OF THE CREDIT AGREEMENT. NOTHING IN THIS AGREEMENT WILL AFFECT THE RIGHT OF ANY PARTY HERETO TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY APPLICABLE LAW.

(d) WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, ADMINISTRATIVE AGENT OR

ATTORNEY OF ANY OTHER PERSON HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PERSON WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

20. The parties agree that in the event of any conflict between the provisions of this Agreement and the provisions of the Collateral Trust Agreement, the provisions of the Collateral Trust Agreement shall control. Notwithstanding any provision in this Agreement to the contrary, the parties and signatories hereto acknowledge and agree that any and all rights, powers, privileges, duties, responsibilities, liabilities and/or obligations (including but not limited to the right to grant or withhold consent and the right to act or refrain from acting), whether discretionary or mandatory, are and shall be exercised by the Collateral Trustee solely in accordance with the terms and conditions of the Collateral Trust Agreement, at the direction of the Administrative Agent or other entity specified in the Collateral Trust Agreement as having the right to give direction to the Collateral Trustee, and subject further to the rights of the Collateral Trustee to require officers’ certificate(s), opinion(s) and advice from counsel, accountants, appraisers and other third parties, advancement of expenses and/or assurances of indemnity satisfactory to the Collateral Trustee.

21. Amendment and Restatement; No Novation. This Agreement amends and restates the Regulated Substances Certificate and Indemnity Agreement dated as of May 7, 2010 among the Loan Parties and Wilmington Trust Company as Collateral Trustee. This Agreement is not intended to constitute, and does not constitute, an interruption, suspension of continuity, discharge of prior duties, termination, novation or satisfaction of the obligations or liabilities represented by the Original Indemnity.

[SIGNATURE PAGES FOLLOW]

[SIGNATURE PAGE - AMENDED AND RESTATED REGULATED

SUBSTANCES CERTIFICATE AND INDEMNITY AGREEMENT]

IN WITNESS WHEREOF, intending to be legally bound hereby, the undersigned have executed this Agreement as of the day and year first above written.

LOAN PARTIES:

CONSOL ENERGY INC.

By:
	Name:	John M. Reilly
	Title:	Vice President and Treasurer

CONSOL ENERGY HOLDINGS LLC VI CONSOL GAS COMPANY

By:
John M. Reilly, Vice President and Treasurer of each Loan Party listed above on behalf of each such Loan Party

TERRY EAGLE LIMITED PARTNERSHIP

By:	TECPART Corporation, a general partner

By:
	Name:	John M. Reilly
	Title:	Treasurer

By:	TEAGLE Company, L.L.C., a general partner

By:
	Name:	John M. Reilly
	Title:	Treasurer

[SIGNATURE PAGE - AMENDED AND RESTATED REGULATED

SUBSTANCES CERTIFICATE AND INDEMNITY AGREEMENT]

LOAN PARTIES:

AMVEST COAL & RAIL, L.L.C.

AMVEST COAL SALES, INC.

AMVEST CORPORATION

AMVEST GAS RESOURCES, INC.

AMVEST MINERAL SERVICES, INC.

AMVEST MINERALS COMPANY, L.L.C. AMVEST OIL & GAS, INC.

AMVEST WEST VIRGINIA COAL, L.L.C.

BRAXTON-CLAY LAND & MINERAL, INC.

CNX LAND RESOURCES INC.

CNX MARINE TERMINALS INC.

CONSOL ENERGY SALES COMPANY CONSOL OF CANADA INC.

CONSOL OF CENTRAL PENNSYLVANIA LLC CONSOL OF KENTUCKY INC.

CONSOL OF OHIO LLC

CONSOL OF WV LLC

CONSOL OF WYOMING LLC

CONSOL PENNSYLVANIA COAL COMPANY LLC

FOLA COAL COMPANY, L.L.C. GLAMORGAN COAL COMPANY, L.L.C. LEATHERWOOD, INC.

LITTLE EAGLE COAL COMPANY, L.L.C. MON RIVER TOWING, INC.

MTB INC.

NICHOLAS-CLAY LAND & MINERAL, INC.

PETERS CREEK MINERAL SERVICES, INC.

RESERVE COAL PROPERTIES COMPANY

ROCHESTER & PITTSBURGH COAL COMPANY

TEAGLE COMPANY, L.L.C.

TECPART CORPORATION

TERRA FIRMA COMPANY

TERRY EAGLE COAL COMPANY, L.L.C.

VAUGHAN RAILROAD COMPANY

WOLFPEN KNOB DEVELOPMENT COMPANY

By:
John M. Reilly, Treasurer of each Loan Party listed above on behalf of each such Loan Party

[SIGNATURE PAGE - AMENDED AND RESTATED REGULATED

SUBSTANCES CERTIFICATE AND INDEMNITY AGREEMENT]

LOAN PARTIES:

CENTRAL OHIO COAL COMPANY

CONSOLIDATION COAL COMPANY

EIGHTY-FOUR MINING COMPANY

HELVETIA COAL COMPANY

ISLAND CREEK COAL COMPANY

KEYSTONE COAL MINING CORPORATION

LAUREL RUN MINING COMPANY

McELROY COAL COMPANY

SOUTHERN OHIO COAL COMPANY

TWIN RIVERS TOWING COMPANY

WINDSOR COAL COMPANY

By:
Daniel S. Cangilla, Treasurer of each Loan Party listed above on behalf of each such Loan Party

CONRHEIN COAL COMPANY

By:	Consolidation Coal Company, a general partner

By:
		Name:	Daniel S. Cangilla
		Title:	Treasurer

[SIGNATURE PAGE - AMENDED AND RESTATED REGULATED

SUBSTANCES CERTIFICATE AND INDEMNITY AGREEMENT]

CONSOL FINANCIAL INC.

By:
	Name:	Christopher C. Jones
	Title:	Vice President and Secretary

[SIGNATURE PAGE - AMENDED AND RESTATED REGULATED

SUBSTANCES CERTIFICATE AND INDEMNITY AGREEMENT]

COLLATERAL TRUSTEE:

PNC BANK, NATIONAL ASSOCIATION, Collateral Trustee

By:
Name:
Title:

EXHIBIT 1.1(I)(2)

FORM OF

CNX GAS INTERCOMPANY SUBORDINATION AGREEMENT

THIS CNX GAS INTERCOMPANY SUBORDINATION AGREEMENT (this “Agreement”) is dated as of April 12, 2011 and is made by and among CONSOL ENERGY INC., a Delaware corporation (“CEI” or the “Borrower”), each other Loan Party, now or hereafter party hereto (CEI and each other Loan Party being individually referred to herein as a “Loan Party” and collectively as the “Loan Parties”), the CNX Gas Loan Parties (the Loan Parties and the CNX Gas Loan Parties being individually referred to herein as a “Company” and collectively as the “Companies”), and PNC BANK, NATIONAL ASSOCIATION, as administrative agent (the “Administrative Agent”), for the Lenders (as defined below).

WITNESSETH THAT:

WHEREAS, pursuant to the Amended and Restated Credit Agreement, dated as of even date herewith, by and among the Borrower, the guarantors now or hereafter a party thereto, the lenders now or hereafter a party thereto (the “Lenders”), PNC Bank, National Association, as Administrative Agent, and Bank of America, N.A., as Syndication Agent (the “Credit Agreement”, each capitalized term used herein shall, unless otherwise defined herein, have the meaning specified in the Credit Agreement), the Administrative Agent and the Lenders agreed to provide certain loans and other financial accommodations to the Borrower;

WHEREAS, the Loan Parties have or, in the future, may have liabilities, obligations or indebtedness owed to the CNX Gas Loan Parties (the liabilities, obligations and indebtedness of each of the Loan Parties to any CNX Gas Loan Party, now existing or hereafter incurred (whether created directly or acquired by assignment or otherwise), and interest and premiums, if any, thereon and other amounts payable in respect thereof and all other obligations and other amounts payable by any Loan Party to any CNX Gas Loan Party are hereinafter collectively referred to as the “Subordinated Indebtedness”);

WHEREAS, the obligations of the Lenders to maintain the Commitments and make Loans to, and issue Letters of Credit on behalf of, the Borrower from time to time are subject to the condition, among others, that each Loan Party subordinate the Subordinated Indebtedness owed by it to its Obligations to the Administrative Agent or the Lenders pursuant to the Credit Agreement, the other Loan Documents or any Specified Swap Agreement or Other Lender Provided Financial Service Product (collectively, the “Senior Debt”) in the manner set forth herein.

NOW, THEREFORE, intending to be legally bound hereby, the parties hereto covenant and agree as follows:

1. Subordinated Indebtedness Subordinated to Senior Debt. The recitals set forth above are hereby incorporated by reference. All Subordinated Indebtedness shall be subordinate and subject in right of payment to the prior Payment In Full.

2. Payment Over of Proceeds Upon Dissolution, Etc. Upon any distribution of assets of any Loan Party in the event of (a) any insolvency or bankruptcy case or proceeding, or any receivership, liquidation, reorganization or other similar case or proceeding in connection therewith, relative to any such Loan Party or to its creditors, as such, or to its assets, or (b) any liquidation, dissolution or other winding up of any such Loan Party, whether voluntary or involuntary and whether or not involving insolvency or bankruptcy, or (c) any assignment for the benefit of creditors or any marshalling of assets and liabilities of any such Loan Party (a Loan Party distributing assets as set forth herein being referred to in such capacity as a “Distributing Company”), then and in any such event, the Administrative Agent shall be entitled to receive, for the benefit of the Administrative Agent and the Lenders as their respective interests may appear, Payment In Full (whether or not an Event of Default has occurred under the terms of the Loan Documents or the Senior Debt has been declared due and payable prior to the date on which it would otherwise have become due and payable) before the holder of any Subordinated Indebtedness owed by the Distributing Company is entitled to receive any payment on account of the principal of or interest on such Subordinated Indebtedness, and, to that end, the Administrative Agent shall be entitled to receive, for application to the payment of the Senior Debt, any payment or distribution of any kind or character, whether in cash, property or securities, which may be payable or deliverable in respect of the Subordinated Indebtedness owed by the Distributing Company in any such case, proceeding, dissolution, liquidation or other winding up event.

3. No Commencement of Any Proceeding. Each CNX Gas Loan Party agrees that, so long as the Senior Debt shall remain unpaid, it will not commence, or join with any creditor other than the Lenders and the Administrative Agent in commencing, any proceeding, including but not limited to those described in Section 2 hereof, or other enforcement action of any kind against any Loan Party which owes it any Subordinated Indebtedness.

4. Prior Payment in Full of Senior Debt Upon Acceleration of Subordinated Indebtedness. If any portion of the Subordinated Indebtedness owed by any Loan Party becomes or is declared due and payable before its stated maturity, then and in such event the Administrative Agent and the Lenders shall be entitled to receive Payment In Full (whether or not an Event of Default has occurred under the terms of the Loan Documents or the Senior Debt has been declared due and payable prior to the date on which it would otherwise have become due and payable) before the holder of any such Subordinated Indebtedness is entitled to receive any payment thereon.

5. No Payment When Senior Debt in Default. If any Event of Default or Potential Event of Default shall have occurred and be continuing, or an Event of Default or Potential Event of Default would result from or exist after giving effect to a payment with respect to any portion of Subordinated Indebtedness, unless the Required Lenders shall have consented to or waived the same, so long as any of the Senior Debt shall remain outstanding, no payment shall be made by any Loan Party owing Subordinated Indebtedness on account of principal or interest on any portion of the Subordinated Indebtedness for borrowed money. No payment shall be made by any Loan Party owing any Subordinated Indebtedness other than for borrowed money of such Subordinated Indebtedness after the earlier of (i) any proceeding described in clause (a) or (c) of Section 2 hereof or (ii) the declaration of the Senior Debt as due and payable before its stated maturity.

6. Payment Permitted if No Default. Nothing contained in this Agreement shall prevent any of the Loan Parties, at any time except during the pendency of any of the conditions described in Sections 2, 4 and 5, from making the regularly scheduled payments of principal of or interest on any portion of the Subordinated Indebtedness, or the retention thereof by any of the CNX Gas Loan Parties of any money deposited with them for the payment of or on account of the principal of or interest on the Subordinated Indebtedness.

7. Receipt of Prohibited Payments. If, notwithstanding the foregoing provisions of Sections 2, 4, 5 and 6, a CNX Gas Loan Party which is owed Subordinated Indebtedness by a Distributing Company shall have received any payment or distribution of assets from the Distributing Company of any kind or character, whether in cash, property or securities, then and in such event such payment or distribution shall be held in trust for the benefit of the Administrative Agent and the Lenders as their respective interests may appear, shall be segregated from other funds and property held by such CNX Gas Loan Party, and shall be forthwith paid over to the Administrative Agent in the same form as so received (with any necessary endorsement) to be applied (in the case of cash) to or held as collateral (in the case of noncash property or securities) for the payment or prepayment of the Senior Debt in accordance with the terms of the Credit Agreement, the other Loan Documents, the Specified Swap Agreements and the Other Lender Provided Financial Service Products.

8. Rights of Subrogation. Each Loan Party agrees that no payment or distribution to the Administrative Agent or the Lenders pursuant to the provisions of this Agreement shall entitle it to exercise any rights of subrogation in respect thereof until Payment In Full.

9. Instruments Evidencing Subordinated Indebtedness. Each Company shall cause each instrument for borrowed money which now or hereafter evidences all or a portion of the Subordinated Indebtedness to be conspicuously marked as follows:

“This instrument is subject to the terms of the CNX Gas Intercompany Subordination Agreement dated as of April 12, 2011, in favor of PNC BANK, NATIONAL ASSOCIATION, as Administrative Agent for the Lenders referred to therein, which Intercompany Subordination Agreement is incorporated herein by reference. Notwithstanding any contrary statement contained in the within instrument, no payment on account of the principal thereof or interest thereon shall become due or payable except in accordance with the express terms of said Intercompany Subordination Agreement.”

Each Company will further mark its books of account in such a manner as shall be effective to give proper notice of the effect of this Agreement.

10. Agreement Solely to Define Relative Rights. The purpose of this Agreement is solely to define the relative rights of the CNX Gas Loan Parties, on the one hand, and the Administrative Agent and the Lenders, on the other hand. Nothing contained in this Agreement is intended to or shall impair, as between any of the Loan Parties and their creditors other than the Administrative Agent and the Lenders, the obligation of the Loan Parties to the CNX Gas Loan Parties to pay the principal of and interest on the Subordinated Indebtedness as and when the same shall become due and payable in accordance with its terms, or is intended to or shall affect the relative rights among the Loan Parties and their creditors other than the Administrative Agent and the Lenders, nor shall anything herein prevent any of the CNX Gas Loan Parties from exercising all remedies otherwise permitted by applicable Law upon default under any agreement pursuant to which the Subordinated Indebtedness is created, subject to the rights, if any, under this Agreement of the Administrative Agent and the Lenders to receive cash, property or securities otherwise payable or deliverable with respect to the Subordinated Indebtedness.

11. No Implied Waivers of Subordination. No right of the Administrative Agent or any Lender to enforce subordination, as herein provided, shall at any time in any way be prejudiced or impaired by any act or failure to act on the part of any Company or by any act or failure to act by the Administrative Agent or any Lender, or by any non-compliance by any Company with the terms, provisions and covenants of any agreement pursuant to which the Subordinated Indebtedness is created, regardless of any knowledge thereof with which the Administrative Agent or any Lender may have or be otherwise charged. Each CNX Gas Loan Party by its acceptance hereof shall agree that, so long as there is Senior Debt outstanding or Commitments in effect under the Credit Agreement, such CNX Gas Loan Party shall not agree to sell, assign, pledge, encumber or otherwise dispose of, or agree to compromise, the obligations of the other Loan Parties with respect to their Subordinated Indebtedness, other than in accordance with the terms of the Credit Agreement, without the prior written consent of the Required Lenders.

Without in any way limiting the generality of the foregoing paragraph, the Administrative Agent or any of the Lenders may, at any time and from time to time, without the consent of or notice to any of the Companies except the Borrower to the extent provided in the Credit Agreement, without incurring responsibility to any of the Companies and without impairing or releasing the subordination provided in this Agreement or the obligations hereunder of the Companies to the Administrative Agent and the Lenders, do any one or more of the following: (i) change the manner, place or terms of payment, or extend the time of payment, renew or alter the Senior Debt or otherwise amend or supplement the Senior Debt or the Loan Documents; (ii) sell, exchange, release or otherwise deal with any property pledged, mortgaged or otherwise securing the Senior Debt; (iii) release any Person liable in any manner for the payment or collection of the Senior Debt; and (iv) exercise or refrain from exercising any rights against any of the Companies and any other person.

12. Additional Subsidiaries of the Borrower. The Companies covenant and agree that they shall cause Subsidiaries of CNX Gas created or acquired after the date of this Agreement and any other Subsidiaries in each case as required to join this Agreement under the terms of the Credit Agreement, to join in this Agreement and subordinate to the Senior Debt all Subordinated Indebtedness owed to any CNX Gas Loan Party by any of the Loan Parties.

13. Continuing Force and Effect. This Agreement shall continue in force until Payment In Full, it being contemplated that this Agreement be of a continuing nature.

14. Modification, Amendments or Waivers. Any and all agreements amending or changing any provision of this Agreement or the rights of the Administrative Agent or the Lenders hereunder, and any and all waivers or consents to Events of Default or other departures from the due performance of any Company hereunder, shall be made only by written agreement, waiver or consent signed by the Administrative Agent, acting on behalf of all the Lenders, with the written consent of the Required Lenders, any such agreement, waiver or consent made with such written consent being effective to bind all the Lenders.

15. Expenses. The Companies, unconditionally and jointly and severally, agree upon demand to pay to the Administrative Agent and the Lenders the amount of any and all reasonable out-of-pocket costs, expenses and disbursements for which reimbursement is customarily obtained, including reasonable fees and expenses of counsel as set forth in Section 11.3 [Expenses, Etc.] of the Credit Agreement.

16. Severability. The provisions of this Agreement are intended to be severable. If any provision of this Agreement shall be held invalid or unenforceable in whole or in part in any jurisdiction, such provision shall, as to such jurisdiction, be ineffective to the extent of such invalidity or unenforceability without in any manner affecting the validity or enforceability thereof in any other jurisdiction or the remaining provisions hereof in any jurisdiction.

17. Governing Law. This Agreement shall be deemed to be a contract under the Laws of the State of New York and for all purposes shall be governed by and construed and enforced in accordance with the internal laws of the State of New York without regard to its conflict of laws principles.

18. Successors and Assigns. This Agreement shall inure to the benefit of the Administrative Agent and the Lenders and their respective successors and assigns, and the obligations of each Company shall be binding upon their respective successors and permitted assigns, except that no Company may assign or transfer its rights or obligations hereunder or any interest herein other than assignments and transfers permitted by the Credit Agreement. Except as permitted by the Credit Agreement, the duties and obligations of the Companies may not be delegated or transferred by the Companies or any Company without the prior written consent of the Required Lenders, and any such delegation or transfer without such consent shall be null and void. Except to the extent otherwise required by the context of this Agreement, the word “Lenders” when used herein shall include, without limitation, any holder of a Note or an assignment of rights therein originally issued to a Lender under the Credit Agreement, and each such holder of a Note or assignment shall have the benefits of this Agreement to the same extent as if such holder had originally been a Lender under the Credit Agreement.

19. Joint and Several Obligations. Each of the obligations of each and every Company under this Agreement is joint and several. The Administrative Agent and the Lenders, or any of them, may, in their sole discretion, elect to enforce this Agreement against any Company without any duty or responsibility to pursue any other Company and such an election by the Administrative Agent and the Lenders, or any of them, shall not be a defense to any action the Administrative Agent and the Lenders, or any of them, may elect to take against any Company. Each of the Lenders and the Administrative Agent hereby reserve all right against each Company.

20. Counterparts. This Agreement may be executed by the different parties hereto on any number of separate counterparts, each of which, when executed and delivered, shall be deemed an original, and all such counterparts shall together constitute one and the same instrument.

21. Attorneys-in-Fact. Each Company hereby authorizes and empowers the Administrative Agent, at the election of the Administrative Agent and in the name of either the Administrative Agent, for the benefit of the Administrative Agent and the Lenders as their respective interests may appear, or in the name of each such Company as is owed Subordinated Indebtedness, upon the occurrence and during the continuance of an Event of Default, to execute and file proofs and documents and take any other action the Administrative Agent may deem advisable to completely protect the Administrative Agent’s and the Lenders’ interests in the Subordinated Indebtedness and the right of the Administrative Agent and the Lenders of enforcement thereof, and to that end each of the Companies hereby irrevocably makes, constitutes and appoints the Administrative Agent, its officers, employees and agents, or any of them, with full power of substitution, as the true and lawful attorney-in-fact and agent of such Company, and with full power for such Company, and in the name, place and stead of such Company for the purpose of carrying out the provisions of this Agreement and upon the occurrence and during the continuance of an Event of Default, taking any action and executing, delivering, filing and recording any instruments which the Administrative Agent may deem necessary or advisable to accomplish the purposes hereof, which power of attorney, being given for security, is coupled with an interest and is irrevocable. Each Company hereby ratifies and confirms, and agrees to ratify and confirm, all action taken by the Administrative Agent, its officers, employees or agents pursuant to the foregoing power of attorney.

22. Application of Payments. In the event any payments are received by the Administrative Agent under the terms of this Agreement for application to the Senior Debt at any time when the Senior Debt has not been declared due and payable and prior to the date on which it would otherwise become due and payable, such payment shall constitute a voluntary prepayment of the Senior Debt for all purposes under the Credit Agreement.

23. Remedies. In the event of a breach by any of the Companies in the performance of any of the terms of this Agreement, the Administrative Agent, on behalf of the Lenders, may demand specific performance of this Agreement and seek injunctive relief and may exercise any other remedy available at law or in equity, it being recognized that the remedies of the Administrative Agent on behalf of the Lenders at law may not fully compensate the Administrative Agent on behalf of the Lenders for the damages they may suffer in the event of a breach hereof.

24. SUBMISSION TO JURISDICTION; WAIVER OF VENUE; SERVICE OF PROCESS.

(a) SUBMISSION TO JURISDICTION. EACH COMPANY IRREVOCABLY AND UNCONDITIONALLY SUBMITS, FOR ITSELF AND ITS PROPERTY, TO THE NONEXCLUSIVE JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK SITTING IN NEW YORK COUNTY AND OF THE UNITED STATES DISTRICT COURT OF THE SOUTHERN DISTRICT OF NEW YORK, AND ANY APPELLATE COURT FROM ANY THEREOF, IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT, OR FOR RECOGNITION OR ENFORCEMENT OF ANY JUDGMENT, AND EACH OF THE PARTIES HERETO IRREVOCABLY AND UNCONDITIONALLY AGREES THAT ALL CLAIMS IN RESPECT OF ANY SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN SUCH NEW YORK STATE COURT OR, TO THE

FULLEST EXTENT PERMITTED BY APPLICABLE LAW, IN SUCH FEDERAL COURT. EACH OF THE PARTIES HERETO AGREES THAT A FINAL JUDGMENT IN ANY SUCH ACTION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW. NOTHING IN THIS AGREEMENT OR IN ANY OTHER LOAN DOCUMENT SHALL AFFECT ANY RIGHT THAT THE ADMINISTRATIVE AGENT, ANY LENDER OR THE ISSUING LENDER MAY OTHERWISE HAVE TO BRING ANY ACTION OR PROCEEDING RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT AGAINST ANY COMPANY OR ITS PROPERTIES IN THE COURTS OF ANY JURISDICTION.

(b) WAIVER OF VENUE. EACH COMPANY IRREVOCABLY AND UNCONDITIONALLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT IN ANY COURT REFERRED TO IN THIS SECTION 24. EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, THE DEFENSE OF AN INCONVENIENT FORUM TO THE MAINTENANCE OF SUCH ACTION OR PROCEEDING IN ANY SUCH COURT AND AGREES NOT ASSERT ANY SUCH DEFENSE.

(c) SERVICE OF PROCESS. EACH PARTY HERETO IRREVOCABLY CONSENTS TO SERVICE OF PROCESS IN THE MANNER PROVIDED FOR NOTICES IN SECTION 11.5 [NOTICES; EFFECTIVENESS; ELECTRONIC COMMUNICATION] OF THE CREDIT AGREEMENT. NOTHING IN THIS AGREEMENT WILL AFFECT THE RIGHT OF ANY PARTY HERETO TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY APPLICABLE LAW.

25. WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, ADMINISTRATIVE AGENT OR ATTORNEY OF ANY OTHER PERSON HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PERSON WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

26. Notices. All notices, statements, requests and demands and other communications given to or made upon the Companies, the Administrative Agent or the Lenders in accordance with the provisions of this Agreement shall be given or made in the manner as provided in Section 11.5.1 [Notices Generally] of the Credit Agreement.

27. Rules of Construction. The rules of construction set forth in Section 1.2 [Construction] of the Credit Agreement shall apply to this Agreement

[SIGNATURE PAGES FOLLOW]

WITNESS the due execution hereof as of the day and year first above written.

BORROWER:

CONSOL ENERGY INC.

By:
	Name:	John M. Reilly
	Title:	Vice President and Treasurer

LOAN PARTIES:

CONSOL ENERGY HOLDINGS LLC VI

By:
John M. Reilly, Vice President and Treasurer of each Guarantor listed above on behalf of each such Guarantor

TERRY EAGLE LIMITED PARTNERSHIP

By:	TECPART Corporation, a general partner

By:
		Name:	John M. Reilly
		Title:	Treasurer

By:	TEAGLE Company, L.L.C., a general partner

By:
		Name:	John M. Reilly
		Title:	Treasurer

[SIGNATURE PAGE - CNX GAS INTERCOMPANY SUBORDINATION AGREEMENT]

LOAN PARTIES:

AMVEST COAL & RAIL, L.L.C.

AMVEST COAL SALES, INC.

AMVEST CORPORATION

AMVEST GAS RESOURCES, INC.

AMVEST MINERAL SERVICES, INC.

AMVEST MINERALS COMPANY, L.L.C.

AMVEST OIL & GAS, INC.

AMVEST WEST VIRGINIA COAL, L.L.C.

BRAXTON-CLAY LAND & MINERAL, INC.

CNX LAND RESOURCES INC.

CNX MARINE TERMINALS INC.

CONSOL ENERGY SALES COMPANY

CONSOL OF CANADA INC.

CONSOL OF CENTRAL PENNSYLVANIA LLC

CONSOL OF KENTUCKY INC.

CONSOL OF OHIO LLC

CONSOL OF WV LLC

CONSOL OF WYOMING LLC

CONSOL PENNSYLVANIA COAL COMPANY LLC

FOLA COAL COMPANY, L.L.C.

GLAMORGAN COAL COMPANY, L.L.C.

LEATHERWOOD, INC.

LITTLE EAGLE COAL COMPANY, L.L.C.

MON RIVER TOWING, INC.

MTB INC.

NICHOLAS-CLAY LAND & MINERAL, INC.

PETERS CREEK MINERAL SERVICES, INC.

RESERVE COAL PROPERTIES COMPANY

ROCHESTER & PITTSBURGH COAL COMPANY

TEAGLE COMPANY, L.L.C.

TECPART CORPORATION

TERRA FIRMA COMPANY

TERRY EAGLE COAL COMPANY, L.L.C.

[SIGNATURE PAGE - CNX GAS INTERCOMPANY SUBORDINATION AGREEMENT]

VAUGHAN RAILROAD COMPANY WOLFPEN KNOB DEVELOPMENT COMPANY

By:
John M. Reilly, Treasurer of each Guarantor listed above on behalf of each such Guarantor

LOAN PARTIES:

CENTRAL OHIO COAL COMPANY

CONSOLIDATION COAL COMPANY

EIGHTY-FOUR MINING COMPANY

HELVETIA COAL COMPANY

ISLAND CREEK COAL COMPANY

KEYSTONE COAL MINING CORPORATION

LAUREL RUN MINING COMPANY

McELROY COAL COMPANY

SOUTHERN OHIO COAL COMPANY

TWIN RIVERS TOWING COMPANY

WINDSOR COAL COMPANY

By:
Daniel S. Cangilla, Treasurer of each Guarantor listed above on behalf of each such Guarantor

CONRHEIN COAL COMPANY

By:	Consolidation Coal Company, a general partner

By:
	Name:	Daniel S. Cangilla
	Title:	Treasurer

[SIGNATURE PAGE - CNX GAS INTERCOMPANY SUBORDINATION AGREEMENT]

LOAN PARTIES:

CONSOL FINANCIAL INC.

By:
	Name:	Christopher C. Jones
	Title:	Vice President and Secretary

[SIGNATURE PAGE - CNX GAS INTERCOMPANY SUBORDINATION AGREEMENT]

CNX GAS LOAN PARTIES:

CNX GAS CORPORATION

By:
Name:
Title:

CNX GAS COMPANY LLC

By:
Name:
Title:

CARDINAL STATES GATHERING COMPANY

By:	CNX Gas Company LLC, as Partnership Manager

By:
Name:
Title:

KNOX ENERGY, LLC

By:
Name:
Title:

[SIGNATURE PAGE - CNX GAS INTERCOMPANY SUBORDINATION AGREEMENT]

COALFIELD PIPELINE COMPANY

By:
Name:
Title:

MOB CORPORATION

By:
Name:
Title:

[SIGNATURE PAGE - CNX GAS INTERCOMPANY SUBORDINATION AGREEMENT]

ADMINISTRATIVE AGENT:

PNC BANK, NATIONAL ASSOCIATION, individually and as Administrative Agent

By:
	Name:	Richard C. Munsick
	Title:	Senior Vice President

[SIGNATURE PAGE - CNX GAS INTERCOMPANY SUBORDINATION AGREEMENT]

EXHIBIT 1.1(I)(3)

FORM OF

AMENDED AND RESTATED

INTERCOMPANY SUBORDINATION AGREEMENT

THIS AMENDED AND RESTATED INTERCOMPANY SUBORDINATION AGREEMENT (this “Agreement”) is dated as of April 12, 2011 and is made by and among CONSOL ENERGY INC., a Delaware corporation (“CEI” or the “Borrower”), each other Loan Party now or hereafter party hereto (CEI and each other Loan Party being individually referred to herein as a “Company” and collectively as the “Companies”), and PNC BANK, NATIONAL ASSOCIATION, as administrative agent (the “Administrative Agent”), for the Lenders (as defined below).

WITNESSETH THAT:

WHEREAS, reference is made to that certain Amended and Restated Intercompany Subordination Agreement, dated as of May 7, 2010, made by and between CEI, the guarantors party thereto, the “Companies” (as defined therein) party thereto and PNC Bank, National Association, in its capacity as Paying Agent (the “Existing Subordination Agreement”);

WHEREAS, pursuant to the Amended and Restated Credit Agreement, dated as of even date herewith, by and among the Borrower, the guarantors now or hereafter a party thereto, the lenders now or hereafter a party thereto (the “Lenders”), PNC Bank, National Association, as Administrative Agent, and Bank of America, N.A., as Syndication Agent (the “Credit Agreement”, each capitalized term used herein shall, unless otherwise defined herein, have the meaning specified in the Credit Agreement), the Administrative Agent and the Lenders agreed to provide certain loans and other financial accommodations to the Borrower;

WHEREAS, the Companies have or, in the future, may have liabilities, obligations or indebtedness owed to each other (the liabilities, obligations and indebtedness of each of the Companies to any other Company, now existing or hereafter incurred (whether created directly or acquired by assignment or otherwise), and interest and premiums, if any, thereon and other amounts payable in respect thereof and all other obligations and other amounts payable by any Company to any other Company (other than the Borrower) are hereinafter collectively referred to as the “Subordinated Indebtedness”);

WHEREAS, the obligations of the Lenders to maintain the Commitments and make Loans to, and issue Letters of Credit on behalf of, the Borrower from time to time are subject to the condition, among others, that the Companies subordinate the Subordinated Indebtedness to the Obligations of the Borrower or any other Company to the Administrative Agent or the Lenders pursuant to the Credit Agreement, the other Loan Documents, or any Specified Swap Agreement or Other Lender Provided Financial Service Product (collectively, the “Senior Debt”) in the manner set forth herein; and

WHEREAS, pursuant to the Credit Agreement, the Lenders have agreed to maintain the Commitments and continue to make Loans to and issue Letters of Credit on behalf of, the Borrower and its Subsidiaries, and the parties desire to amend and restate the Existing Subordination Agreement as set forth herein.

NOW, THEREFORE, intending to be legally bound hereby, the parties hereto covenant and agree as follows:

1. Subordinated Indebtedness Subordinated to Senior Debt. The recitals set forth above are hereby incorporated by reference. All Subordinated Indebtedness shall be subordinate and subject in right of payment to the prior Payment In Full.

2. Payment Over of Proceeds Upon Dissolution, Etc. Upon any distribution of assets of any Company in the event of (a) any insolvency or bankruptcy case or proceeding, or any receivership, liquidation, reorganization or other similar case or proceeding in connection therewith, relative to any such Company or to its creditors, as such, or to its assets, or (b) any liquidation, dissolution or other winding up of any such Company, whether voluntary or involuntary and whether or not involving insolvency or bankruptcy, or (c) any assignment for the benefit of creditors or any marshalling of assets and liabilities of any such Company (a Company distributing assets as set forth herein being referred to in such capacity as a “Distributing Company”), then and in any such event, the Administrative Agent shall be entitled to receive, for the benefit of the Administrative Agent and the Lenders as their respective interests may appear, Payment In Full (whether or not an Event of Default has occurred under the terms of the Loan Documents or the Senior Debt has been declared due and payable prior to the date on which it would otherwise have become due and payable) before the holder of any Subordinated Indebtedness owed by the Distributing Company is entitled to receive any payment on account of the principal of or interest on such Subordinated Indebtedness, and, to that end, the Administrative Agent shall be entitled to receive, for application to the payment of the Senior Debt, any payment or distribution of any kind or character, whether in cash, property or securities, which may be payable or deliverable in respect of the Subordinated Indebtedness owed by the Distributing Company in any such case, proceeding, dissolution, liquidation or other winding up event.

3. No Commencement of Any Proceeding. Each Company agrees that, so long as the Senior Debt shall remain unpaid, it will not commence, or join with any creditor other than the Lenders and the Administrative Agent in commencing, any proceeding, including but not limited to those described in Section 2 hereof, or other enforcement action of any kind against any other Company which owes it any Subordinated Indebtedness.

4. Prior Payment in Full of Senior Debt Upon Acceleration of Subordinated Indebtedness. If any portion of the Subordinated Indebtedness owed by any Company becomes or is declared due and payable before its stated maturity, then and in such event the Administrative Agent and the Lenders shall be entitled to receive Payment In Full (whether or not an Event of Default has occurred under the terms of the Loan Documents or the Senior Debt has been declared due and payable prior to the date on which it would otherwise have become due and payable) before the holder of any such Subordinated Indebtedness is entitled to receive any payment thereon.

5. No Payment When Senior Debt in Default. With respect to Subordinated Indebtedness for borrowed money, if any Event of Default shall have occurred and be continuing, or such an Event of Default would result from or exist after giving effect to a payment with respect to any portion of the Subordinated Indebtedness, unless the Required Lenders shall have consented to or waived the same, so long as any of the Senior Debt shall remain outstanding, no payment shall be made by any Company owing Subordinated Indebtedness on account of principal or interest on any portion of the Subordinated Indebtedness for borrowed money. No payment shall be made by any Company owing any Subordinated Indebtedness other than for borrowed money of such Subordinated Indebtedness after the earlier of (i) any proceeding described in clause (a) or (c) of Section 2 hereof or (ii) the declaration of the Senior Debt as due and payable before its stated maturity.

6. Payment Permitted if No Default. Nothing contained in this Agreement shall prevent any of the Companies, at any time except during the pendency of any of the conditions described in Sections 2, 4 and 5, from making the regularly scheduled payments of principal of or interest on any portion of the Subordinated Indebtedness, or the retention thereof by any of the Companies of any money deposited with them for the payment of or on account of the principal of or interest on the Subordinated Indebtedness.

7. Receipt of Prohibited Payments. If, notwithstanding the foregoing provisions of Sections 2, 4, 5 and 6, a Company which is owed Subordinated Indebtedness by a Distributing Company shall have received any payment or distribution of assets from the Distributing Company of any kind or character, whether in cash, property or securities, then and in such event such payment or distribution shall be held in trust for the benefit of the Administrative Agent and the Lenders as their respective interests may appear, shall be segregated from other funds and property held by such Company, and shall be forthwith paid over to the Administrative Agent in the same form as so received (with any necessary endorsement) to be applied (in the case of cash) to or held as collateral (in the case of noncash property or securities) for the payment or prepayment of the Senior Debt in accordance with the terms of the Credit Agreement, the other Loan Documents, the Specified Swap Agreements and the Other Lender Provided Financial Service Products.

8. Rights of Subrogation. Each Company agrees that no payment or distribution to the Administrative Agent or the Lenders pursuant to the provisions of this Agreement shall entitle it to exercise any rights of subrogation in respect thereof until Payment In Full.

9. Instruments Evidencing Subordinated Indebtedness. Each Company shall cause each instrument for borrowed money which now or hereafter evidences all or a portion of the Subordinated Indebtedness to be conspicuously marked as follows:

“This instrument is subject to the terms of an Amended and Restated Intercompany Subordination Agreement dated as of April 12, 2011 in favor of PNC BANK, NATIONAL ASSOCIATION, as Administrative Agent for the Lenders referred to therein, which Intercompany Subordination Agreement is incorporated herein by reference. Notwithstanding any contrary statement contained in the within instrument, no payment on account of the principal thereof or interest thereon shall become due or payable except in accordance with the express terms of said Intercompany Subordination Agreement.”

Each Company will further mark its books of account in such a manner as shall be effective to give proper notice of the effect of this Agreement.

10. Agreement Solely to Define Relative Rights. The purpose of this Agreement is solely to define the relative rights of the Companies, on the one hand, and the Administrative Agent and the Lenders, on the other hand. Nothing contained in this Agreement is intended to or shall impair, as between any of the Companies and their creditors other than the Administrative Agent and the Lenders, the obligation of the Companies to each other to pay the principal of and interest on the Subordinated Indebtedness as and when the same shall become due and payable in accordance with its terms, or is intended to or shall affect the relative rights among the Companies and their creditors other than the Administrative Agent and the Lenders, nor shall anything herein prevent any of the Companies from exercising all remedies otherwise permitted by applicable Law upon default under any agreement pursuant to which the Subordinated Indebtedness is created, subject to the rights, if any, under this Agreement of the Administrative Agent and the Lenders to receive cash, property or securities otherwise payable or deliverable with respect to the Subordinated Indebtedness.

11. No Implied Waivers of Subordination. No right of the Administrative Agent or any Lender to enforce subordination, as herein provided, shall at any time in any way be prejudiced or impaired by any act or failure to act on the part of any Company or by any act or failure to act by the Administrative Agent or any Lender, or by any non-compliance by any Company with the terms, provisions and covenants of any agreement pursuant to which the Subordinated Indebtedness is created, regardless of any knowledge thereof with which the Administrative Agent or any Lender may have or be otherwise charged. Each Company by its acceptance hereof shall agree that, so long as there is Senior Debt outstanding or Commitments in effect under the Credit Agreement, such Company shall not agree to sell, assign, pledge, encumber or otherwise dispose of, or agree to compromise, the obligations of the other Companies with respect to their Subordinated Indebtedness, other than in accordance with the terms of the Credit Agreement, without the prior written consent of the Required Lenders.

Without in any way limiting the generality of the foregoing paragraph, the Administrative Agent or any of the Lenders may, at any time and from time to time, without the consent of or notice to any of the Companies except CEI to the extent provided in the Credit Agreement, without incurring responsibility to any of the Companies and without impairing or releasing the subordination provided in this Agreement or the obligations hereunder of the Companies to the Administrative Agent and the Lenders, do any one or more of the following: (i) change the manner, place or terms of payment, or extend the time of payment, renew or alter the Senior Debt or otherwise amend or supplement the Senior Debt or the Loan Documents; (ii) sell, exchange, release or otherwise deal with any property pledged, mortgaged or otherwise securing the Senior Debt; (iii) release any Person liable in any manner for the payment or collection of the Senior Debt; and (iv) exercise or refrain from exercising any rights against any of the Companies and any other person.

12. Additional Subsidiaries of CEI. The Companies covenant and agree that they shall cause Subsidiaries of CEI created or acquired after the date of this Agreement and any other Subsidiaries in each case as required to join this Agreement under the terms of the Credit Agreement, to join in this Agreement and subordinate to the Senior Debt all Subordinated

Indebtedness owed to any such Subsidiary by any of the Companies or by any other Subsidiary hereafter created or acquired and joined to this Agreement, such joinder to be effected under the Guarantor Joinder in the form of Exhibit 1.1(G)(1) to the Credit Agreement.

13. Continuing Force and Effect. This Agreement shall continue in force until Payment In Full, it being contemplated that this Agreement be of a continuing nature.

14. Modification, Amendments or Waivers. Any and all agreements amending or changing any provision of this Agreement or the rights of the Administrative Agent or the Lenders hereunder, and any and all waivers or consents to Events of Default or other departures from the due performance of any Company hereunder, shall be made only by written agreement, waiver or consent signed by the Administrative Agent, acting on behalf of all the Lenders, with the written consent of the Required Lenders, any such agreement, waiver or consent made with such written consent being effective to bind all the Lenders.

15. Expenses. The Companies, unconditionally and jointly and severally, agree upon demand to pay to the Administrative Agent and the Lenders the amount of any and all reasonable out-of-pocket costs, expenses and disbursements for which reimbursement is customarily obtained, including reasonable fees and expenses of counsel as set forth in Section 11.3 [Expenses, Etc.] of the Credit Agreement.

16. Severability. The provisions of this Agreement are intended to be severable. If any provision of this Agreement shall be held invalid or unenforceable in whole or in part in any jurisdiction, such provision shall, as to such jurisdiction, be ineffective to the extent of such invalidity or unenforceability without in any manner affecting the validity or enforceability thereof in any other jurisdiction or the remaining provisions hereof in any jurisdiction.

17. Governing Law. This Agreement shall be deemed to be a contract under the Laws of the State of New York and for all purposes shall be governed by and construed and enforced in accordance with the internal laws of the State of New York without regard to its conflict of laws principles.

18. Successors and Assigns. This Agreement shall inure to the benefit of the Administrative Agent and the Lenders and their respective successors and assigns, and the obligations of each Company shall be binding upon their respective successors and permitted assigns, except that no Company may assign or transfer its rights or obligations hereunder or any interest herein other than assignments and transfers permitted by the Credit Agreement. Except as permitted by the Credit Agreement, the duties and obligations of the Companies may not be delegated or transferred by the Companies or any Company without the prior written consent of the Required Lenders, and any such delegation or transfer without such consent shall be null and void. Except to the extent otherwise required by the context of this Agreement, the word “Lenders” when used herein shall include, without limitation, any holder of a Note or an assignment of rights therein originally issued to a Lender under the Credit Agreement, and each such holder of a Note or assignment shall have the benefits of this Agreement to the same extent as if such holder had originally been a Lender under the Credit Agreement.

19. Joint and Several Obligations. Each of the obligations of each and every Company under this Agreement is joint and several. The Administrative Agent and the Lenders, or any of them, may, in their sole discretion, elect to enforce this Agreement against any Company without any duty or responsibility to pursue any other Company and such an election by the Administrative Agent and the Lenders, or any of them, shall not be a defense to any action the Administrative Agent and the Lenders, or any of them, may elect to take against any Company. Each of the Lenders and the Administrative Agent hereby reserve all right against each Company.

20. Counterparts. This Agreement may be executed by the different parties hereto on any number of separate counterparts, each of which, when executed and delivered, shall be deemed an original, and all such counterparts shall together constitute one and the same instrument.

21. Attorneys-in-Fact. Each Company hereby authorizes and empowers the Administrative Agent, at the election of the Administrative Agent and in the name of either the Administrative Agent, for the benefit of the Administrative Agent and the Lenders as their respective interests may appear, or in the name of each such Company as is owed Subordinated Indebtedness, upon the occurrence and during the continuance of an Event of Default, to execute and file proofs and documents and take any other action the Administrative Agent may deem advisable to completely protect the Administrative Agent’s and the Lenders’ interests in the Subordinated Indebtedness and the right of the Administrative Agent and the Lenders of enforcement thereof, and to that end each of the Companies hereby irrevocably makes, constitutes and appoints the Administrative Agent, its officers, employees and agents, or any of them, with full power of substitution, as the true and lawful attorney-in-fact and agent of such Company, and with full power for such Company, and in the name, place and stead of such Company for the purpose of carrying out the provisions of this Agreement and upon the occurrence and during the continuance of an Event of Default, taking any action and executing, delivering, filing and recording any instruments which the Administrative Agent may deem necessary or advisable to accomplish the purposes hereof, which power of attorney, being given for security, is coupled with an interest and is irrevocable. Each Company hereby ratifies and confirms, and agrees to ratify and confirm, all action taken by the Administrative Agent, its officers, employees or agents pursuant to the foregoing power of attorney.

22. Application of Payments. In the event any payments are received by the Administrative Agent under the terms of this Agreement for application to the Senior Debt at any time when the Senior Debt has not been declared due and payable and prior to the date on which it would otherwise become due and payable, such payment shall constitute a voluntary prepayment of the Senior Debt for all purposes under the Credit Agreement.

23. Remedies. In the event of a breach by any of the Companies in the performance of any of the terms of this Agreement, the Administrative Agent, on behalf of the Lenders, may demand specific performance of this Agreement and seek injunctive relief and may exercise any other remedy available at law or in equity, it being recognized that the remedies of the Administrative Agent on behalf of the Lenders at law may not fully compensate the Administrative Agent on behalf of the Lenders for the damages they may suffer in the event of a breach hereof.

24. SUBMISSION TO JURISDICTION; WAIVER OF VENUE; SERVICE OF PROCESS.

(a) SUBMISSION TO JURISDICTION. EACH COMPANY IRREVOCABLY AND UNCONDITIONALLY SUBMITS, FOR ITSELF AND ITS PROPERTY, TO THE NONEXCLUSIVE JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK SITTING IN NEW YORK COUNTY AND OF THE UNITED STATES DISTRICT COURT OF THE SOUTHERN DISTRICT OF NEW YORK, AND ANY APPELLATE COURT FROM ANY THEREOF, IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT, OR FOR RECOGNITION OR ENFORCEMENT OF ANY JUDGMENT, AND EACH OF THE PARTIES HERETO IRREVOCABLY AND UNCONDITIONALLY AGREES THAT ALL CLAIMS IN RESPECT OF ANY SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN SUCH NEW YORK STATE COURT OR, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, IN SUCH FEDERAL COURT. EACH OF THE PARTIES HERETO AGREES THAT A FINAL JUDGMENT IN ANY SUCH ACTION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW. NOTHING IN THIS AGREEMENT OR IN ANY OTHER LOAN DOCUMENT SHALL AFFECT ANY RIGHT THAT THE ADMINISTRATIVE AGENT, ANY LENDER OR THE ISSUING LENDER MAY OTHERWISE HAVE TO BRING ANY ACTION OR PROCEEDING RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT AGAINST ANY COMPANY OR ITS PROPERTIES IN THE COURTS OF ANY JURISDICTION.

(b) WAIVER OF VENUE. EACH COMPANY IRREVOCABLY AND UNCONDITIONALLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT IN ANY COURT REFERRED TO IN THIS SECTION 24. EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, THE DEFENSE OF AN INCONVENIENT FORUM TO THE MAINTENANCE OF SUCH ACTION OR PROCEEDING IN ANY SUCH COURT AND AGREES NOT ASSERT ANY SUCH DEFENSE.

(c) SERVICE OF PROCESS. EACH PARTY HERETO IRREVOCABLY CONSENTS TO SERVICE OF PROCESS IN THE MANNER PROVIDED FOR NOTICES IN SECTION 11.5 [NOTICES; EFFECTIVENESS; ELECTRONIC COMMUNICATION] OF THE CREDIT AGREEMENT. NOTHING IN THIS AGREEMENT WILL AFFECT THE RIGHT OF ANY PARTY HERETO TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY APPLICABLE LAW.

25. WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR

RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, ADMINISTRATIVE AGENT OR ATTORNEY OF ANY OTHER PERSON HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PERSON WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

26. Notices. All notices, statements, requests and demands and other communications given to or made upon the Companies, the Administrative Agent or the Lenders in accordance with the provisions of this Agreement shall be given or made in the manner as provided in Section 11.5.1 [Notices Generally] of the Credit Agreement.

27. Amendment and Restatement; No Novation. This Agreement amends and restates the Existing Subordination Agreement. This Agreement is not intended to constitute, and does not constitute, an interruption, suspension of continuity, discharge of prior duties, termination, novation or satisfaction of the obligations or liabilities represented by the Existing Subordination Agreement. This Agreement is entitled to all of the rights and benefits originally pertaining to the Existing Subordination Agreement and such rights as such rights and benefits may have been amended as provided in the Credit Agreement.

28. Rules of Construction. The rules of construction set forth in Section 1.2 [Construction] of the Credit Agreement shall apply to this Agreement.

[SIGNATURE PAGES FOLLOW]

WITNESS the due execution hereof as of the day and year first above written.

BORROWER:

CONSOL ENERGY INC.

By:
	Name:	John M. Reilly
	Title:	Vice President and Treasurer

LOAN PARTIES:

CONSOL ENERGY HOLDINGS LLC VI CONSOL GAS COMPANY

By:
John M. Reilly, Vice President and Treasurer of each Guarantor listed above on behalf of each such Guarantor

TERRY EAGLE LIMITED PARTNERSHIP

By:	TECPART Corporation, a general partner

By:
	Name:	John M. Reilly
	Title:	Treasurer

By:	TEAGLE Company, L.L.C., a general partner

By:
	Name:	John M. Reilly
	Title:	Treasurer

[SIGNATURE PAGE - AMENDED AND RESTATED INTERCOMPANY SUBORDINATION AGREEMENT]

GUARANTORS:

AMVEST COAL & RAIL, L.L.C.

AMVEST COAL SALES, INC.

AMVEST CORPORATION

AMVEST GAS RESOURCES, INC.

AMVEST MINERAL SERVICES, INC.

AMVEST MINERALS COMPANY, L.L.C.

AMVEST OIL & GAS, INC.

AMVEST WEST VIRGINIA COAL, L.L.C.

BRAXTON-CLAY LAND & MINERAL, INC.

CNX LAND RESOURCES INC.

CNX MARINE TERMINALS INC.

CONSOL ENERGY SALES COMPANY

CONSOL OF CANADA INC.

CONSOL OF CENTRAL PENNSYLVANIA LLC

CONSOL OF KENTUCKY INC.

CONSOL OF OHIO LLC

CONSOL OF WV LLC

CONSOL OF WYOMING LLC

CONSOL PENNSYLVANIA COAL COMPANY LLC

FOLA COAL COMPANY, L.L.C.

GLAMORGAN COAL COMPANY, L.L.C.

LEATHERWOOD, INC.

LITTLE EAGLE COAL COMPANY, L.L.C.

MON RIVER TOWING, INC.

MTB INC.

NICHOLAS-CLAY LAND & MINERAL, INC.

PETERS CREEK MINERAL SERVICES, INC.

RESERVE COAL PROPERTIES COMPANY

ROCHESTER & PITTSBURGH COAL COMPANY

TEAGLE COMPANY, L.L.C.

TECPART CORPORATION

TERRA FIRMA COMPANY

TERRY EAGLE COAL COMPANY, L.L.C.

[SIGNATURE PAGE - AMENDED AND RESTATED INTERCOMPANY SUBORDINATION AGREEMENT]

VAUGHAN RAILROAD COMPANY
WOLFPEN KNOB DEVELOPMENT COMPANY

By:
John M. Reilly, Treasurer of each Guarantor listed above on behalf of each such Guarantor

GUARANTORS:

CENTRAL OHIO COAL COMPANY

CONSOLIDATION COAL COMPANY

EIGHTY-FOUR MINING COMPANY

HELVETIA COAL COMPANY

ISLAND CREEK COAL COMPANY

KEYSTONE COAL MINING CORPORATION

LAUREL RUN MINING COMPANY

McELROY COAL COMPANY

SOUTHERN OHIO COAL COMPANY

TWIN RIVERS TOWING COMPANY

WINDSOR COAL COMPANY

By:
Daniel S. Cangilla, Treasurer of each Guarantor listed above on behalf of each such Guarantor

CONRHEIN COAL COMPANY

By:	Consolidation Coal Company, a general partner

By:
	Name:	Daniel S. Cangilla
	Title:	Treasurer

[SIGNATURE PAGE - AMENDED AND RESTATED INTERCOMPANY SUBORDINATION AGREEMENT]

GUARANTOR:

CONSOL FINANCIAL INC.

By:
	Name:	Christopher C. Jones
	Title:	Vice President and Secretary

[SIGNATURE PAGE - AMENDED AND RESTATED INTERCOMPANY SUBORDINATION AGREEMENT]

ADMINISTRATIVE AGENT:

PNC BANK, NATIONAL ASSOCIATION, individually and as Administrative Agent

By:
	Name:	Richard C. Munsick
	Title:	Senior Vice President

[SIGNATURE PAGE - AMENDED AND RESTATED INTERCOMPANY SUBORDINATION AGREEMENT]

EXHIBIT 1.1(M)

OPEN-END MORTGAGE, SECURITY AGREEMENT, ASSIGNMENT OF RENTS

AND LEASES, FINANCING STATEMENT AND FIXTURE FILING (PENNSYLVANIA)

(THIS MORTGAGE SECURES FUTURE ADVANCES)

by and from

                             .

“Mortgagor”

to

PNC BANK, NATIONAL ASSOCIATION,
as Collateral Trustee, as “Mortgagee”

Dated

Location: County: State: Pennsylvania

I HEREBY CERTIFY THAT THE PRECISE ADDRESS OF MORTGAGEE IS:

PNC Bank, National Association, as Collateral Trustee Rodney Square North 1100 North Market Street Wilmington, DE 19890

By:
Agent

NOTE TO RECORDER: THIS MORTGAGE CONSTITUTES A FIXTURE FILING AND COVERS AS-

EXTRACTED COLLATERAL UNDER THE UCC (AS DEFINED HEREIN) AND IS TO BE CROSS-

REFERENCED IN THE UCC RECORDS.

THE SECURED PARTY (MORTGAGEE) DESIRES THIS FIXTURE FILING AND FINANCING

STATEMENT COVERING AS-EXTRACTED COLLATERAL TO BE INDEXED AGAINST THE RECORD

OWNER OF THE REAL ESTATE DESCRIBED HEREIN.

PREPARED BY, RECORDING REQUESTED BY,

AND WHEN RECORDED MAIL TO:

Cahill Gordon & Reindel LLP

80 Pine Street

New York, New York 10005

Attention: Athy A. Mobilia, Esq.

OPEN-END MORTGAGE, SECURITY AGREEMENT, ASSIGNMENT OF RENTS

AND LEASES, FINANCING STATEMENT AND FIXTURE FILING (PENNSYLVANIA)

THIS MORTGAGE SECURES FUTURE ADVANCES

THIS OPEN-END MORTGAGE, SECURITY AGREEMENT, ASSIGNMENT OF RENTS AND LEASES, FINANCING STATEMENT AND FIXTURE FILING (this “Mortgage”) is made and executed the          day of                         , to be delivered and effective             ,                         , and is made and delivered by                                         , a                                       , whose address is c/o Consol Energy, Inc., CNX Center, 1000 CONSOL Energy Drive, Canonsburg, PA 15317 (“Mortgagor”), to PNC BANK, NATIONAL ASSOCIATION, as Collateral Trustee pursuant to that certain Collateral Trust Agreement dated as of May 7, 2010, as assigned pursuant to that certain Successor Agent Agreement entered into as of April 12, 2011 (in such capacity, together with any successor or assign, “Collateral Trustee”), having an address One PNC Plaza, 249 Fifth Avenue, Pittsburgh, Pennsylvania 15222, Attention: Richard C. Munsick, Senior Vice President, (Collateral Trustee, together with its successors and assigns, “Mortgagee”).

This Mortgage is an Open-End Mortgage as defined in § 8143(f) of Title 42 of the Pennsylvania Consolidated Statutes, and as such is entitled to the benefits of the Open-End Mortgage Act (the “Act”) as codified at 42 Pa. C.S.A. § 8143 et seq. The parties to this Mortgage intend that, in addition to the Secured Debt (as hereinafter defined), this Mortgage shall secure unpaid balances of future advances made or incurred after this Mortgage is left for record with the Recorder’s Office of                                  County, Pennsylvania. The maximum amount of the principal of the Secured Debt (which shall consist of unpaid balances of loan advances made either before or after, or both before and after, this Mortgage is left for record) that may be outstanding at any time is Four Billion Dollars ($4,000,000,000), plus accrued and unpaid interest thereon. In addition to the obligations of Mortgagor with respect to such Secured Debt and interest, this Mortgage secures unpaid balances of advances made with respect to the Mortgaged Property (defined below) for the payment of taxes, assessments, maintenance charges, insurance premiums and costs incurred for the protection and preservation of the Mortgaged Property or the lien of this Mortgage, including without limitation those permitted by 42 Pa. C.S.A. § 8144, and costs and expenses, including attorneys’ fees, court costs and disbursements, incurred by Mortgagee by reason of default by Mortgagor with respect to any portion of the Secured Debt.

Notices pursuant to the Act shall be delivered to:

PNC Bank, National Association

One PNC Plaza

249 Fifth Avenue

Pittsburgh, Pennsylvania 15222

Attention: Richard C. Munsick, Senior Vice President

Telephone: (412) 762-4299

Telecopy: (412) 762-648

ARTICLE I

DEFINITIONS

Section 1.1 Use of Capitalized Terms. All capitalized terms used herein without definition shall have the respective meanings ascribed to them in the Credit Agreement.

Section 1.2 Definitions. The following terms used in this Mortgage shall have the meanings set forth:

(a) “Actionable Default”: means (i) an “Event of Default” under and as defined by the Credit Agreement; or (ii) a default under the terms of the Collateral Trust Agreement; or (iii) Mortgagor shall at any time deliver or cause to be delivered to Mortgagee or to Credit Facility Agent a notice pursuant to 42 Pa. C.S.A. § 8143 electing to limit the indebtedness secured by this Mortgage.

(b) “Bank”: shall mean PNC Bank, National Association, in its individual capacity.

(c) “Borrower”: shall mean CONSOL Energy Inc., a Delaware corporation.

(d) “Collateral Trust Agreement” shall mean that certain Amended and Restated Collateral Trust Agreement, dated as of May 7, 2010, as assigned as of April 12, 2011, by and among the Collateral Trustee herein, the Borrower, and the Guarantors, including without limitation, Mortgagor, as the same may hereafter be further amended, restated, supplemented, modified or replaced from time to time.

(e) “Credit Agreement” shall mean that certain Amended and Restated Credit Agreement, dated as of April 12, 2011, by and among Borrower, PNC Bank, National Association, as Administrative Agent, Bank of America, N.A., as Syndication Agent, the Lenders described therein and the Guarantors party thereto, as the same may be further amended, restated, supplemented, modified or replaced from time to time.

(f) “Credit Facility Agent”: shall mean PNC Bank, National Association, as Administrative Agent under the Credit Agreement.

(g) “Guarantors”: shall mean all Subsidiaries of the Borrower other than Excluded Subsidiaries.

(h) Intentionally Omitted

(i) “Lenders”: shall mean those financial institutions from time to time identified as Lenders pursuant to the Credit Agreement, and their respective successors and assigns.

(j) “Loan Parties” shall mean Borrower, Mortgagor and the other Guarantors.

(k) “Mortgaged Property”: All of Mortgagor’s right, title and interest in and to, (1) the fee interests in the real property identified at Exhibit A and Exhibit B attached hereto and incorporated herein, by this reference, or, to the extent applicable, the fee interest in the surface of such real property, in each case together with any greater estate therein as hereafter may be acquired by Mortgagor (the “Owned Land”), (2) the leasehold interest in the real property demised pursuant to the agreements identified at Exhibit A and Exhibit B hereto and incorporated herein by this reference (as such agreements may be amended, amended and restated, supplemented or otherwise modified from time to time, each such agreement, a “Mortgaged Lease” and collectively the “Mortgaged Leases”), together with any greater estate therein as hereafter may be acquired by Mortgagor (the “Leased Land”) (3) the other real property interests identified at Exhibit C hereto (the “Other Property”), provided that title to the Other Property is not warranted herein, and provided further, the Other Property excludes any enclosed Improvements of any kind located thereon (the Owned Land, the Leased Land and the Other Property are sometimes referred to herein collectively as the “Land”), (4) the active mine property which constitutes Owned Land and Leased Land identified at Exhibit D hereto, the Mineral Interests in which are being actively operated, but with respect to which, title is not warranted herein; (5) all minerals owned by Mortgagor or leased to Mortgagor (whether pursuant to the Mortgaged Leases or otherwise) and located upon, under and in the Land (including, without limitation, coal, oil, gas and other solid, liquid and gaseous hydrocarbons as well as limestone included within the Land in place and as produced and extracted), and all rights, privileges, titles and interests appurtenant and relating thereto and in connection therewith (including, without limitation, rights, privileges, titles and interests for the development, production, extraction, processing, treatment, storage, transportation and sale and other disposition of minerals and all contracts and other agreements relating to such activities as well as all accounts, accounts receivable, contract rights, other rights to the payments of monies, chattel paper and general intangibles arising from or relating to such activities) (collectively, the “Mineral Interests”), (6) all improvements now owned or hereafter acquired by Mortgagor, now or at any time situated, placed or constructed upon the Land (the “Improvements”; the Land and Improvements are collectively referred to as the “Premises”), (7) all materials, supplies, equipment, apparatus and other items of personal property now owned or hereafter acquired by Mortgagor and now or hereafter attached to or installed in any of the Improvements or the Land, and water, gas, electrical, telephone, storm and sanitary sewer facilities and all other utilities whether or not situated in easements (the “Fixtures”), (8) all goods, accounts, general intangibles, instruments, documents, chattel paper and all other personal property of any kind or character, including such items of personal property as defined in the UCC (defined below), now owned or hereafter acquired by Mortgagor and now or hereafter affixed to, placed upon, used in connection with, raising from or otherwise related to the Premises (the “Personalty”), (9) all reserves, escrows or impounds required under the Security Documents and all deposit accounts maintained by Mortgagor with respect to the Mortgaged Property (the “Deposit Accounts”), (10) all leases, licenses, concessions, occupancy agreements or other agreements (written or oral, now or at any time in effect) which grant to any Person, other than Mortgagor, a possessory interest in, or the right to use, all or any part of the Mortgaged Property, together with all related security and other deposits (the “Leases”), (11) all of the rents, revenues, royalties, income, proceeds, profits, security and other types of deposits, and other benefits paid or payable by parties to the Leases for using, leasing, licensing possessing, operating from, residing in, selling or otherwise enjoying the Mortgaged Property, (the “Rents”), (12) all other agreements, such as construction contracts, architects’ agreements, engineers’ contracts, utility contracts, maintenance agreements, management agreements, service contracts, listing agreements, guaranties, warranties, all permits (subject to any required regulatory approval), licenses, certificates and entitlements in any way relating to the construction, use, occupancy, operation, maintenance, enjoyment or ownership of the Mortgaged Property (the “Permits”), (13) all rights, privileges, tenements, hereditaments, rights-of-way, easements, appendages and appurtenances appertaining to the foregoing, (14) all property tax refunds payable with respect to the Mortgaged Property (the “Tax Refunds”), (15) all accessions, replacements and substitutions for any of the foregoing and all proceeds thereof (the “Proceeds”), (16) all insurance policies, unearned premiums therefor and proceeds from such policies covering any of the above property now or hereafter acquired by Mortgagor (the “Insurance”), and (17) all awards, damages, remunerations, reimbursements, settlements or compensation heretofore made or hereafter to be made by any governmental authority pertaining to any condemnation or other taking (or any purchase in lieu thereof) of all or any portion of the foregoing property rights and interests (the “Condemnation Awards”). As used in this Mortgage, the term “Mortgaged Property” shall mean all or, where the context permits or requires, any portion of the above or any interest therein. Notwithstanding the foregoing or anything to the contrary contained in this Mortgage, the terms “Mortgaged Property”, “Land”, “Mineral Interests”, “Improvements”, “Premises”, “Fixtures”, “Leases”, “Rents”, “Personalty”, “Permits”, “Proceeds”, “Insurance” and “Condemnation Awards” shall apply only to the extent of Mortgagor’s interests therein.

(l) “Permitted Liens”: Collectively, liens permitted under the Credit Agreement, including any lessor liens retained or otherwise existing pursuant to any of the Leases, together with all other matters of title disclosed to Credit Facility Agent in letters of counsel delivered in connection with the negotiation, execution and delivery of this Mortgage.

(m) “Person”: shall mean any individual, corporation, partnership, limited liability company, association, joint-stock company, trust, unincorporated organization, joint venture, government or political subdivision or agency thereof, or any other entity.

(n) “Secured Debt” shall mean (1) all fees, expenses and charges, including, without limitation, indemnification, reimbursement or contribution obligations of the Loan Parties to the Collateral Trustees under (and as defined in) the Collateral Trust Agreement; (2) all indebtedness and all other Obligations of Mortgagor or any of the other Loan Parties to Credit Facility Agent or any of the other Lenders under the Credit Agreement or any of the other Security Documents, including, without limitation, (A) Revolving Credit Loans, evidenced by certain Revolving Credit Notes, pursuant to the Credit Agreement, in an aggregate amount not to exceed the sum of One Billion Five Hundred Million Dollars ($1,500,000,000), which Revolving Credit Loans include, without limitation, Swing Loans made by Bank to Borrower, evidenced by a certain Swing Loan Note, delivered by Borrower to Bank, made pursuant to the Credit Agreement, in an amount not to exceed the sum of Fifty Million Dollars ($50,000,000), (B) obligations and liabilities of any nature now or hereafter existing under or arising in connection with any Letters of Credit, including, without limitation, the reimbursement obligations in respect thereof, together with interest and other amounts payable with respect thereto, and (C) all Obligations and other liabilities of any nature now or hereafter existing under any Specified Swap Agreement.

(o) “Security Documents”: shall mean the Credit Agreement, the Credit Facility Agent’s Letter, the Guaranty Agreement, the Indemnity, the Intercompany Subordination Agreement, the Mortgages and Deeds of Trust, the Notes, the Patent, Trademark and Copyright Assignment, the Pledge Agreement, the Security Agreement, any Specified Swap Agreements and any other instruments, certificates or documents delivered or contemplated to be delivered hereunder or thereunder or in connection herewith or therewith, as the same may be supplemented, amended, extended, renewed or replaced from time to time in accordance herewith or therewith, and Security Document shall mean any of the Security Documents.

(p) “UCC”: The Uniform Commercial Code of Pennsylvania or, if the creation, perfection and enforcement of any security interest herein granted is governed by the laws of a state other than the Commonwealth of Pennsylvania, then, as to the matter in question, the Uniform Commercial Code in effect in that state.

ARTICLE 2

GRANT

Section 2.1 Grant. To secure the full and timely payment and performance of the Secured Debt, Mortgagor MORTGAGES, GRANTS, BARGAINS, ASSIGNS, SELLS, CONVEYS and CONFIRMS, to Mortgagee, as Collateral Trustee for the Lenders and for other Persons from time to time holders of the Secured Debt, the Mortgaged Property, subject, however, only to Permitted Liens, TO HAVE AND TO HOLD the Mortgaged Property to Mortgagee. Mortgagor does hereby bind itself, its successors and assigns to WARRANT AND FOREVER DEFEND the title to the Mortgaged Property identified at Exhibit A and Exhibit B unto Mortgagee; provided however, no warranty of title is made as to the Mortgaged Property identified at Exhibit C or Exhibit D. Notwithstanding anything contained herein to the contrary, Mortgagor and Mortgagee acknowledge and agree to exclude from the Mortgaged Property all classes of property as described in Schedule 2 attached hereto and incorporated by reference herein. This exclusion shall not be construed to mean that Mortgagee does not encumber or have a lien on such property pursuant to the other Security Documents.

Provided further, subject to the terms hereof and of the Credit Agreement and the other Security Documents, until an Actionable Default shall occur, Mortgagor shall have and possess the full right and privilege to own, lease, operate, manage and control the Mortgaged Property in all respects, to extract the Mineral Interests therefrom, and to do all other matters and things that Mortgagor deems necessary, desirable or appropriate thereon and therewith.

ARTICLE 3

WARRANTIES, REPRESENTATIONS AND COVENANTS

Mortgagor warrants, represents and covenants to Mortgagee as follows:

Section 3.1 Title to Mortgaged Property and Lien of this Instrument. With respect to the property identified at Exhibit A and Exhibit B hereto, Mortgagor owns, or has valid leasehold rights to, the Mortgaged Property free and clear of any liens, claims or interests, except for Permitted Liens, or matters disclosed in title opinions delivered to Mortgagee by counsel to Mortgagor contemporaneously herewith, and this Mortgage creates valid, enforceable first priority liens and security interests against the Mortgaged Property identified at Exhibit A and Exhibit B. With respect to the Mortgaged Property identified at Exhibit C and Exhibit D hereto, Mortgagor does not warrant title, but to Mortgagor’s knowledge Mortgagor owns, or has valid leasehold rights to, as applicable, the Mortgaged Property free and clear of any liens, claims or interests, except the Permitted Liens, and this Mortgage creates valid, enforceable liens and security interests against the Mortgaged Property only to the extent of Mortgagor’s interests therein. Notwithstanding the foregoing, as such Mortgaged Property identified at Exhibit C is incorporated into Borrower’s five year mine plan (the “Incorporated Property”), the Mortgagor warrants, represents and covenants to Mortgagee that, at the time of such incorporation, Mortgagor owns, or has valid leasehold rights to, the Incorporated Property free and clear of any liens, claims or interests, except for Permitted Liens, or matters disclosed in title opinions delivered to Mortgagee by counsel to Mortgagor at the time of incorporation and reasonably accepted by the Credit Facility Agent, and this Mortgage creates valid, enforceable first priority liens and security interests against the Incorporated Property. Adverse matters of title that are known to Mortgagor and which are material to the continuing business operations of Mortgagor are disclosed on the Exhibits, where applicable. If adverse matters of title which are material to the continuing business operations of Mortgagor arise at any future time during which this Mortgage remains in force, Mortgagor will promptly advise Credit Facility Agent in writing as to such matters.

Section 3.2 First Lien Status. Except for Permitted Liens, Mortgagor shall preserve and protect the first lien and security interest status of this Mortgage. If any lien or security interest other than a Permitted Lien is asserted against the Mortgaged Property, Mortgagor shall promptly, and at its expense, (a) give Mortgagee a detailed written notice of such lien or security interest (including origin, amount and other terms), and (b) pay the underlying claim in full or take such other action so as to cause it to be released or contest the same in compliance with the requirements of the Credit Agreement and the Collateral Trust Agreement (including the requirement of providing a bond or other security satisfactory to Mortgagee).

Section 3.3 Payment and Performance. Mortgagor shall pay and perform the Secured Debt in a timely manner, when required, and in material compliance with all terms, covenants and conditions applicable thereto.

Section 3.4 Replacement of Fixtures. Subject to the terms of the Collateral Trust Agreement and the Credit Agreement, Mortgagor shall not, without the prior written consent of Mortgagee, permit any of the Fixtures owned or leased by Mortgagor to be removed at any time from the Land or Improvements, unless the removed item is removed temporarily for maintenance and repair or is permitted to be so removed, or is not material to Mortgagor’s continuing business operations.

Section 3.5 Inspection. Mortgagor shall permit Mortgagee and Credit Facility Agent, and their respective agents, representatives and employees, upon reasonable prior notice to Mortgagor, to inspect the Mortgaged Property and all books and records of Mortgagor located thereon, as provided in the Credit Agreement, provided that such right shall, with respect to Leased Land, be subject to the provisions of any applicable Mortgaged Lease.

Section 3.6 Insurance; Condemnation Awards and Insurance Proceeds.

(a) Insurance. Mortgagor shall maintain or cause to be maintained, with respect to the Mortgaged Property, insurance against loss or damage, as required pursuant to the terms of the Credit Agreement. If any portion of an enclosed structure now or hereafter located on the Mortgaged Property is located in an area identified by the Federal Emergency Management Agency as an area having special flood hazards and in which flood insurance has been made available under the National Flood Insurance Act of 1968 (or any amendment or successor act thereto), then Mortgagor shall maintain, or cause to be maintained, with a financially sound and reputable insurer, flood insurance in an amount sufficient to comply with all applicable rules and regulations promulgated pursuant to such Act.

(b) Condemnation Awards. Subject to the provisions of any applicable Mortgaged Lease, and also subject to the terms of the Credit Agreement applicable to proceeds payable as the result of a Casualty Event, Mortgagor assigns all Condemnation Awards to Mortgagee and authorizes Mortgagee to collect and receive such Condemnation Awards and to give proper receipts and acquittances therefor, subject to the terms of the Collateral Trust Agreement.

(c) Insurance Proceeds. Subject to the provisions of any applicable Mortgaged Lease, and further subject to the terms of the Credit Agreement applicable to proceeds payable as the result of a Casualty Event, Mortgagor assigns to Mortgagee all proceeds of any insurance policies insuring against loss or damage to the Mortgaged Property. Subject to the terms of the Credit Agreement, and any applicable Mortgaged Lease, Mortgagor authorizes Mortgagee to collect and receive such proceeds and authorizes and directs the issuer of each of such insurance policies to make payment for all such losses directly to Mortgagee, instead of to Mortgagor and Mortgagee jointly.

Section 3.7 Five Year Mine Plan. The real property identified at Exhibits A and B hereto constitutes property that is part of an active five year mine plan relating to coal recovery operations being conducted by Mortgagor or its Affiliates within that portion of the Mortgaged Property, such descriptions accurately and completely identify, in all material respects, the real property interests which constitutes the active five year mine plan of Mortgagor or its Affiliates within the Mortgaged Property.

Section 3.8 Other Property. The Other Property described on Exhibit C represents reserves of Mineral Interests that are owned or leased by Mortgagor and held for future development until such Other Property described on Exhibit C becomes Incorporated Property. To the extent that the Other Property described on Exhibit C has not become Incorporated Property, Mortgagor represents that the Mineral Interests within the Other Property described on Exhibit C are not being developed by Mortgagor for the purpose of recovering coal, gas or other minerals, and any buildings, structures or other improvements, if any, that may be located on such portions of the Other Property, are of no or nominal value. The buildings, structures and improvements located on the Other Property described on Exhibit C do not therefore constitute a part of the Mortgaged Property pursuant to this Mortgage.

ARTICLE 4

LEASEHOLD MORTGAGE PROVISIONS

Section 4.1 Representations; Warranties; Covenants. Mortgagor hereby represents, warrants and covenants that, with respect to Mortgaged Leases that are material to Mortgagor’s continuing business operations:

(a) Representations of Mortgagor. To the knowledge of Mortgagor, (1) such Mortgaged Leases are unmodified and in full force and effect, (2) all rent and other charges therein have been paid to the extent they are payable to the date hereof, (3) Mortgagor enjoys the quiet and peaceful possession of such Premises, (4) Mortgagor is not in default under any of the terms thereof and there are no circumstances which, with the passage of time or the giving of notice or both, would constitute an event of default thereunder, (5) the lessor thereunder is not in default under any of the terms or provisions thereof on the part of the lessor to be observed or performed;

(b) Payment of Rents. Mortgagor shall promptly pay, when due and payable, the rent and other charges payable pursuant to such Mortgaged Lease, and will timely perform and observe, in all material respects, all of the other terms, covenants and conditions required to be performed and observed by Mortgagor as lessee under such Mortgaged Lease;

(c) Notice of Default. Mortgagor shall notify Mortgagee in writing of any material default by Mortgagor in the performance or observance of any terms, covenants or conditions on the part of Mortgagor to be performed or observed under such Mortgaged Lease within three (3) days after Mortgagor obtains knowledge of such default; Mortgagor shall, immediately upon receipt thereof, deliver a copy of each written notice given to Mortgagor by the lessor pursuant to any Mortgaged Lease and promptly notify Mortgagee in writing of any material default by the lessor in the performance or observance of any of the terms, covenants or conditions on the part of the lessor to be performed or observed thereunder;

(d) No Termination. Unless required under the terms of any Mortgaged Lease, Mortgagor shall not, without the prior written consent of Mortgagee (which consent will not be unreasonably withheld, conditioned or delayed) terminate, modify or surrender any such Mortgaged Lease, and any such attempted termination, modification or surrender without such consent shall be void; and

(e) Estoppel. Mortgagor shall, within thirty (30) days after written request from Mortgagee, use its reasonable efforts to obtain from the lessor and deliver to Mortgagee a certificate setting forth the name of the tenant under any Mortgaged Lease and stating that such Mortgaged Lease is in full force and effect, is unmodified or, if such Mortgaged Lease has been modified, the date of each modification (together with copies of each such modification), that no notice of termination thereof has been served on Mortgagor, stating that no default or event which with notice or lapse of time (or both) would become a default is existing under, such Mortgaged Lease (or if any such default or event is existing, specifying the nature of such default or event), stating the date to which rent has been paid, and containing such other statements and representations as may be requested by Mortgagee.

Section 4.2 No Merger. So long as any of the Secured Debt remains unpaid or unperformed, the fee title to and the leasehold estate in the Premises subject to any Mortgaged Lease shall not merge but shall always be kept separate and distinct notwithstanding the union of such estates in the lessor or Mortgagor, or in a third party, by purchase or otherwise. If Mortgagor acquires the fee title or any other estate, title or interest in the Premises, or any part thereof, the lien of this Mortgage shall attach to, cover and be a lien upon such acquired estate, title or interest and the same shall thereupon be and become a part of the Mortgaged Property with the same force and effect as if specifically encumbered herein. Mortgagor agrees to execute all instruments and documents that Mortgagee may reasonably require to ratify, confirm and further evidence the lien of this Mortgage on the acquired estate, title or interest. Furthermore, Mortgagor hereby appoints Mortgagee as its true and lawful attorney-in-fact to execute and deliver, following an Actionable Default, all such instruments and documents in the name and on behalf of Mortgagor. This power, being coupled with an interest, shall be irrevocable as long as any portion of the Secured Debt remains unpaid.

Section 4.3 Mortgagee as Lessee. If any Mortgaged Lease, that is material to the continuing business operations of Mortgagor, shall be terminated prior to the natural expiration of its term due to default by Mortgagor or any tenant thereunder, and if, pursuant to the provisions of such Mortgaged Lease, Mortgagee or its designee shall acquire from the lessor a new lease of the Premises, Mortgagor shall have no right, title or interest in or to such new lease or the leasehold estate created thereby, or renewal privileges therein contained.

Section 4.4 No Assignment. Notwithstanding anything to the contrary contained herein, this Mortgage shall not constitute an assignment of any Mortgaged Lease within the meaning of any provision thereof prohibiting its assignment and Mortgagee shall have no liability or obligation thereunder by reason of its acceptance of this Mortgage. Mortgagee shall be liable for the obligations of the tenant arising out of any Mortgaged Lease for only that period of time for which Mortgagee is in possession of the Premises or has acquired, by foreclosure or otherwise, and is holding all of Mortgagor’s right, title and interest therein.

Section 4.5 Required Landlord Consents. Notwithstanding anything to the contrary contained in this Mortgage, to the extent that the assignment, transfer or conveyance of, or granting of a Lien or security interest in, any part of the Mortgaged Property by Mortgagor to Mortgagee under this Mortgage is prohibited by the terms of the instrument, contract or agreement evidencing or creating the Mortgaged Property, or would result in a breach or default by Mortgagor thereunder, or the termination thereunder, in each case due to the granting of a lien or security interest therein, the Mortgaged Property shall not include, and shall exclude, such instrument, contract or agreement, including, but not limited to, the granting of a mortgage or deed of trust lien against a leasehold interest held by Mortgagor when the lease, by its terms, requires the consent of the lessor to an effective assignment of the lessee’s leasehold estate.

ARTICLE 5

DEFAULT AND FORECLOSURE

Section 5.1 Remedies. Upon the occurrence and during the continuance of an Actionable Default, subject to the terms of the Collateral Trust Agreement, any or all of the following rights, remedies and recourses may be exercised:

(a) Acceleration. Any holder of any portion of the Secured Debt may declare that portion of the Secured Debt, or any portion thereof, to be immediately due and payable, without further notice, presentment, protest, notice of intent to accelerate, notice of acceleration, demand or action of any nature whatsoever (each of which hereby is expressly waived by Mortgagor), whereupon the same shall become immediately due and payable.

(b) Entry on Mortgaged Property. Subject to the provisions of any applicable Mortgaged Lease and applicable law, Mortgagee may enter the Mortgaged Property and take exclusive possession thereof and of all books, records and accounts relating thereto or located thereon. If Mortgagor remains in possession of the Mortgaged Property following the occurrence and during the continuance of an Actionable Default and without Mortgagee’s prior written consent, subject to the provisions of any applicable Mortgaged Lease and applicable law, Mortgagee may invoke any legal remedies to dispossess Mortgagor.

(c) Operation of Mortgaged Property. Subject to the provisions of any applicable Mortgaged Lease, Mortgagee may hold, lease, develop, manage, operate or otherwise use the Mortgaged Property upon such terms and conditions as Mortgagee may deem reasonable under the circumstances (including, without limitation, making such repairs, alterations, additions and improvements and taking other actions, from time to time, as Mortgagee deems necessary or desirable, also including the mining and sale of coal produced from the Mortgaged Property), and apply all Rents and other amounts collected by Mortgagee in connection therewith in accordance with the provisions of Section 5.7.

(d) Foreclosure and Sale. Mortgagee may institute proceedings for the complete foreclosure of this Mortgage by judicial action, in which case the Mortgaged Property may be sold for cash or credit in one or more parcels, subject to the provisions of any applicable Mortgaged Lease. With respect to any notices required or permitted under the UCC, Mortgagor agrees that ten (10) days’ prior written notice shall be deemed commercially reasonable. At any such sale by virtue of any judicial proceedings, or any other legal right, remedy or recourse, the title to and right of possession of any such property shall pass to the purchaser thereof, and to the fullest extent permitted by law, Mortgagor shall be completely and irrevocably divested of all of its right, title, interest, claim, equity, equity of redemption, and demand whatsoever, either at law or in equity, in and to the property sold and such sale shall be a perpetual bar both at law and in equity against Mortgagor, and against all other Persons claiming or to claim the property sold or any part thereof, by, through or under Mortgagor. Mortgagee may be a purchaser at such sale. If Mortgagee is the highest bidder, Mortgagee may credit the portion of the purchase price that would be distributed to the Secured Debt pursuant to the Collateral Trust Agreement. In the event this Mortgage is foreclosed by judicial action, appraisement of the Mortgaged Property is waived.

(e) Receiver. Mortgagee may make application to a court of competent jurisdiction for, and obtain from such court as a matter of strict right and without notice to Mortgagor or regard to the adequacy of the Mortgaged Property for the repayment of the Secured Debt, the appointment of a receiver of the Mortgaged Property, and Mortgagor irrevocably consents to such appointment. Any such receiver shall have all the usual powers and duties of receivers in similar eases, including the full power to rent, maintain and otherwise operate the Mortgaged Property upon such terms as may be approved by the court, and in a manner consistent with the terms of any applicable Mortgaged Lease, and shall apply such Rents in accordance with the provisions of Section 5.7.

(f) Other Remedies. Subject to the provisions of any applicable Mortgaged Lease, Mortgagee may exercise all other rights, remedies and recourses granted to Mortgagee with respect to all or any portion of the Secured Debt pursuant to the terms of the Collateral Trust Agreement or the other Security Documents, or otherwise available at law or in equity.

Section 5.2 Separate Sales. To the extent not prohibited under the terms of any applicable Mortgaged Lease, the Mortgaged Property may be sold in one or more parcels and in such manner and order as Mortgagee in its sole discretion may elect. The right of sale arising out of any Actionable Default shall not be exhausted by any one or more sales.

Section 5.3 Remedies Cumulative, Concurrent and Nonexclusive. Mortgagee shall have all rights, remedies and recourses with respect to the enforcement of all or any portion of the Secured Debt granted pursuant to the Collateral Trust Agreement and the other Security Documents, and available at law or equity (including the UCC), which rights, (a) shall be cumulative and concurrent, (b) may be pursued separately, successively or concurrently against Mortgagor or others obligated for the payment or performance of the Secured Debt or against the Mortgaged Property, or against any one or more of them, at the sole discretion of Mortgagee, as the case may be, (c) may be exercised as often as occasion therefore shall arise, and the exercise or failure to exercise any of them shall not be construed as a waiver or release thereof or of any other right, remedy or recourse, and (d) are intended to be, and shall be, nonexclusive. No action by Mortgagee in the enforcement of any rights, remedies or recourses relating to any portion of the Secured Debt, or otherwise at law or equity shall be deemed to cure any Actionable Default.

Section 5.4 Release of and Resort to Collateral. Subject to the terms of the Collateral Trust Agreement, Mortgagee may release, regardless of consideration and without the necessity for any notice to or consent by the holder of any subordinate lien on the Mortgaged Property, any part of the Mortgaged Property without, as to the remainder, in any way impairing, affecting, subordinating or releasing the lien or security interest created in or evidenced by this Mortgage or its status as a first and prior lien and security interest in and to the Mortgaged Property. For payment of the Secured Debt, Mortgagee may resort to any other security in such order and manner as Mortgagee may elect.

Section 5.5 Waiver of Redemption, Notice and Marshalling of Assets. To the fullest extent permitted by law, Mortgagor hereby irrevocably and unconditionally waives and releases (a) all benefit that might accrue to Mortgagor by virtue of any present or future statute of limitations or law or judicial decision exempting the Mortgaged Property from attachment, levy or sale on execution or providing for any stay of execution, exemption from civil process, redemption or extension of time for payment, (b) all notices of any Actionable Default or of Mortgagee’s election to exercise or the actual exercise of any right, remedy or recourse provided for under the

Collateral Trust Agreement, the Credit Agreement or other Security Documents, or this Mortgage, and (c) any right to a marshalling of assets or a sale in inverse order of alienation.

Section 5.6 Discontinuance of Proceedings. If Mortgagee shall have proceeded to invoke any right, remedy or recourse permitted under the Collateral Trust Agreement or this Mortgage and shall thereafter elect to discontinue or abandon it for any reason, Mortgagee shall have the unqualified right to do so and, in such an event, Mortgagor and Mortgagee shall be restored to their former positions with respect to the Secured Debt, the Security Documents, the Mortgaged Property and otherwise, and the rights, remedies, recourses and powers of Mortgagee shall continue as if the right, remedy or recourse had never been invoked, but no such discontinuance or abandonment shall waive any Actionable Default which may then exist or the right of Mortgagee thereafter to exercise any right, remedy or recourse under the Collateral Trust Agreement, the Credit Agreement, or this Mortgage for such Actionable Default.

Section 5.7 Application of Proceeds. The proceeds of any sale of the “as-extracted” collateral, and the Rents, and other amounts generated by the holding, leasing, management, operation or other use of the Mortgaged Property, shall be applied by Mortgagee (or the receiver, if one is appointed) in the following order unless otherwise required by applicable law:

(a) to the payment of the costs and expenses of taking possession of the Mortgaged Property and of holding, using, leasing, repairing, improving and selling the same, including, without limitation (1) receiver’s fees and expenses, including the repayment of the amounts evidenced by any receiver’s certificates, (2) court costs, (3) attorneys’ and accountants’ fees and expenses, (4) costs of advertisement and (5) the payment of all rent and other charges under any applicable Mortgaged Lease;

(b) to the payment and performance of the Secured Debt, in such manner and order of preference as set forth in the Collateral Trust Agreement; and

(c) the balance, if any, to the Persons legally entitled thereto.

Section 5.8 Occupancy After Foreclosure. Any sale of the Mortgaged Property or any part thereof in accordance with Section 5.1(d) will divest all right, title and interest of Mortgagor in and to the property sold. Subject to applicable law and any applicable Mortgaged Lease, any purchaser at a foreclosure sale will receive immediate possession of the property purchased. If Mortgagor retains possession of such property or any part thereof subsequent to such sale, Mortgagor will be considered a tenant at sufferance of the purchaser, and will, if Mortgagor remains in possession after demand to remove, be subject to eviction and removal, forcible or otherwise, with or without process of law.

Section 5.9 Additional Advances and Disbursements; Costs of Enforcement.

(a) Upon the occurrence and during the continuance of any Actionable Default, Mortgagee shall have the right, but not the obligation, to cure such Actionable Default in the name and on behalf of Mortgagor. All sums advanced and expenses incurred at any time by Mortgagee under this Section 5.9, or otherwise under the Collateral Trust Agreement, this Mortgage, any of the Security Documents, or applicable law, shall bear interest from the date that such sum is advanced or expense incurred, to and including the date of reimbursement, computed at the highest rate at which interest is then computed on any portion of the Secured Debt, and all such sums, together with interest thereon, shall be secured by this Mortgage.

(b) Mortgagor shall pay all expenses (including reasonable attorneys’ fees and expenses) of or incidental to the perfection and enforcement of this Mortgage and the Collateral Trust Agreement, or the enforcement, compromise or settlement of the Secured Debt or any claim under this Mortgage or the Collateral Trust Agreement and for the curing thereof, or for defending or asserting the rights and claims of Mortgagee in respect thereof, by litigation or otherwise.

Section 5.10 No Mortgagee in Possession. Neither the enforcement of any of the remedies under this Article 5, the assignment of the Rents and Leases under Article 6, the security interests under Article 7, nor any other remedies afforded to Mortgagee hereunder or under the Collateral Trust Agreement, or at law or in equity shall cause Mortgagee to be deemed or construed to be a mortgagee in possession of the Mortgaged Property, to obligate Mortgagee to lease the Mortgaged Property or attempt to do so, or to take any action, incur any expense, or perform or discharge any obligation, duty or liability whatsoever under any of the Leases or otherwise.

ARTICLE 6

ASSIGNMENT OF RENTS AND LEASES

Section 6.1 Assignment. In furtherance of and in addition to the assignment made by Mortgagor in Section 2.1 of this Mortgage, Mortgagor hereby absolutely and unconditionally assigns, sells, transfers and conveys to Mortgagee all of its right, title and interest in and to all Leases, whether now existing or hereafter entered into, and all of its right, title and interest in and to all Rents. This assignment is an absolute assignment and not an assignment for additional security only. So long as no Actionable Default shall have occurred and be continuing, Mortgagor shall have a revocable license from Mortgagee to exercise all rights extended to the landlord under the Leases, including the right to receive and collect all Rents and to hold the Rents in trust for use in the payment and performance of the Secured Debt, and to otherwise use the same. The foregoing license is granted subject to the conditional limitation that no Actionable Default shall have occurred and be continuing. Upon the occurrence and during the continuance of an Actionable Default, whether or not legal proceedings have commenced, and without regard to waste, adequacy of security for the Secured Debt or solvency of Mortgagor, the license herein granted shall automatically expire and terminate, without notice to Mortgagor by Mortgagee (any such notice being hereby expressly waived by Mortgagor to the extent permitted by applicable law).

Section 6.2 Perfection Upon Recordation. Mortgagor acknowledges that Mortgagee has taken all actions necessary to obtain, and that upon recordation of this Mortgage, Mortgagee shall have, to the extent permitted under applicable law, a valid and fully perfected, first priority, present assignment of the Rents arising out of the Leases and all security for such Leases. Mortgagor acknowledges and agrees that upon recordation of this Mortgage, Mortgagee’s interest in the Rents shall be deemed to be fully perfected, “choate” and enforced as to Mortgagor and to the extent permitted under applicable law, all third parties, including, without limitation, any subsequently appointed trustee in any case under Title 11 of the United States Code (the “Bankruptcy Code”), without the necessity of commencing a foreclosure action with respect to this Mortgage, making formal demand for the Rents, obtaining the appointment of a receiver or taking any other affirmative action.

Section 6.3 Bankruptcy Provisions. Without limitation of the absolute nature of the assignment of the Rents hereunder, Mortgagor and Mortgagee agree that (a) this Mortgage shall constitute a “security agreement” for purposes of Section 552(b) of the Bankruptcy Code, (b) the security interest created by this Mortgage extends to property of Mortgagor acquired before the commencement of a case in bankruptcy and to all amounts paid as Rents and (c) such security interest shall extend to all Rents acquired by the estate after the commencement of any case in bankruptcy.

Section 6.4 No Merger of Estates. So long as any part of the Secured Debt remain unpaid and undischarged, the fee and leasehold estates to the Mortgaged Property shall not merge, but shall remain separate and distinct, notwithstanding the union of such estates either in Mortgagor, Mortgagee, any tenant or any third party by purchase or otherwise.

ARTICLE 7

SECURITY AGREEMENT AND FIXTURE FILING

Section 7.1 Security Interest. This Mortgage constitutes a “security agreement” on personal property within the meaning of the UCC and other applicable law and with respect to the Fixtures, Mineral Interests, Leases, Rents, Permits, Personalty, Tax Refunds, Proceeds, Insurance and Condemnation Awards. To this end, Mortgagor grants to Mortgagee a first and prior security interest in the Fixtures, Leases, Rents, Permits, Personalty, Proceeds, Tax Refunds, Insurance, Condemnation Awards and all other Mortgaged Property, including “as-extracted collateral” (as such terms are used in the UCC), also including coal, oil and gas, and other minerals, to secure the payment and performance of the Secured Debt, and agrees that Mortgagee shall have all the rights and remedies of a secured party under the UCC with respect to such property. Any notice of sale, disposition or other intended action by Mortgagee with respect to the Fixtures, Mineral Interests, Leases, Rents, Personalty, Permits, Tax Refunds,

Proceeds, Insurance and Condemnation Awards or other Mortgaged Property, including without limitation, “as-extracted collateral” (as such terms are used in the UCC), including coal and other minerals, sent to Mortgagor at least ten (10) days prior to any action under the UCC shall constitute reasonable notice to Mortgagor.

Section 7.2 Financing Statements. Mortgagor shall prepare and deliver to Mortgagee such financing statements, and shall execute and deliver to Mortgagee such other documents, instruments and further assurances, in each case in form and substance satisfactory to Mortgagee, as Mortgagee may, from time to time, reasonably consider necessary to create, perfect and preserve Mortgagee’s security interest hereunder. Mortgagor hereby irrevocably authorizes Mortgagee to cause financing statements (and amendments thereto and continuations thereof) and any such documents, instruments and assurances to be recorded and filed, at such times and places as may be required or permitted by law to so create, perfect and preserve such security interest. Mortgagor represents and warrants to Mortgagee that its jurisdiction of organization, as set forth in Schedule 1 hereof, is correct. After the date of this Mortgage, Mortgagor shall not change its name, type of organization, organizational identification number (if any), jurisdiction of organization or location (within the meaning of the UCC) without giving at least thirty (30) days’ prior written notice to Mortgagee.

Section 7.3 Fixture and “as-extracted” Collateral Filing. This Mortgage shall also constitute a “fixture filing” and an “as-extracted” collateral filing for the purposes of the UCC against all of the Mortgaged Property which is or is to become fixtures or “as-extracted” collateral related to the Premises. The information provided in this Section 7.3 is provided so that this Mortgage shall comply with the requirements of the UCC for a mortgage instrument to be filed as a financing statement. Mortgagor is the “Debtor” and its name and mailing address are set forth in the preamble of this Mortgage immediately preceding Article 1. Mortgagee is the “Secured Party” and its name and mailing address from which information concerning the security interest granted herein may be obtained are also set forth in the preamble of this Mortgage immediately preceding Article 1. A statement describing the portion of the Mortgaged Property comprising the fixtures hereby secured is set forth in Section 1.2(k) of this Mortgage. Mortgagor represents and warrants to Mortgagee that Mortgagor is the record owner of the applicable fee title or owner of the leasehold interest in the Mortgaged Property. The employer identification number of Mortgagor, and its organizational identification number, are set forth on Schedule 1 hereto.

ARTICLE 8

MISCELLANEOUS

Section 8.1 Notices. Any notice required or permitted to be given under this Mortgage shall be given in accordance with Section 11.5 of the Credit Agreement. Mortgagor agrees that any notice given by Mortgagor to Mortgagee purportedly pursuant to 42 Pa. C.S.A. § 8143 shall be given by registered or certified mail, return receipt requested, to the address of Mortgagee specified on the first page of this Mortgage and only to such address, and such notice shall be deemed to have been received no earlier than the date actually and physically received at such address.

Section 8.2 Covenants Running with the Land. All obligations contained in this Mortgage are intended by Mortgagor and Mortgagee to be, and shall be construed as, covenants running with the Mortgaged Property. As used herein, “Mortgagor” shall refer to the party named in the first paragraph of this Mortgage and to any subsequent owner of all or any portion of the Mortgaged Property. All Persons who may have or acquire an interest in the Mortgaged Property shall be deemed to have notice of, and be bound by, the terms of this Mortgage; provided, however, that no such party shall be entitled to any rights, thereunder without the prior written consent of Mortgagee.

Section 8.3 Attorney-in-Fact. Mortgagor hereby irrevocably appoints Mortgagee as its attorney-in-fact, which agency is coupled with an interest and with full power of substitution, with full authority in the place and stead of Mortgagor and in the name of Mortgagor or otherwise (a) to execute and/or record any notices of completion, cessation of labor or any other notices that Mortgagee deems appropriate to protect Mortgagee’s interest, if Mortgagor shall fail to do so within ten (10) days after written request by Mortgagee, (b) upon the issuance of a deed pursuant to the foreclosure of this Mortgage or the delivery of a deed in lieu of foreclosure, to execute all instruments of assignment, conveyance or further assurance with respect to the Leases, Rents, Deposit Accounts, Property Agreements, Tax Refunds, Permits, Personalty, Proceeds, Insurance and Condemnation Awards in favor of the grantee of any such deed and as may be necessary or desirable for such purpose, (c) to prepare, execute, and file or record financing statements and continuation statements, and to prepare, execute and file or record applications for registration and like papers necessary to create, perfect or preserve Mortgagee’s security interests and rights in or to any of the Mortgaged Property, and (d) after the occurrence and during the continuance of any Actionable Default, to perform any obligation of Mortgagor hereunder, provided, however, that (1) Mortgagee shall not under any circumstances be obligated to perform any obligation of Mortgagor, (2) any sums advanced by Mortgagee in such performance shall be added to and included in the Secured Debt and shall bear interest at the highest rate at which interest is then computed on any portion of the Secured Debt; (3) Mortgagee as such attorney-in-fact shall only be accountable for such funds as are actually received by Mortgagee; and (4) Mortgagee shall not be liable to Mortgagor or any other person or entity for any failure to take any action which it is empowered to take under this Section 8.3.

Section 8.4 Successors and Assigns. This Mortgage shall be binding upon and inure to the benefit of Mortgagee and Mortgagor and their respective successors and assigns. Mortgagor shall not, without the prior written consent of Mortgagee, assign any rights, duties or obligations hereunder.

Section 8.5 No Waiver. Any failure by Mortgagee or to insist upon strict performance of any of the terms, provisions or conditions of the Collateral Trust Agreement or this Mortgage, or of any other document or instrument relating to any portion of the Secured Debt, shall not be deemed to be a waiver of same, and Mortgagee shall have the right at any time to insist upon strict performance of all of such terms, provisions and conditions.

Section 8.6 Conflicts Between Documents. In the event of any conflict between the provisions of this Mortgage, the Credit Agreement or any of the other Security Documents and the provisions of the Collateral Trust Agreement, the provisions of the Collateral Trust Agreement shall control. Notwithstanding any provision in this Mortgage, the Credit Agreement or any of the Security Documents to the contrary, the parties and signatories hereto acknowledge and agree that any and all rights, powers, privileges, duties, responsibilities, liabilities and/or obligations (including but not limited to the right to grant or withhold consent and the right to act or refrain from acting), whether discretionary or mandatory, are and shall be exercised by the Collateral Trustee solely in accordance with the terms and conditions of the Collateral Trust Agreement, at the direction of the Credit Facility Agent or other entity specified in the Collateral Trust Agreement as having the right to give direction to the Collateral Trustee, and subject further to the rights of the Collateral Trustee to require officers’ certificate(s), opinion(s) and advice from counsel, accountants, appraisers and other third parties, advancement of expenses and/or assurances of indemnity satisfactory to the Collateral Trustee. If any conflict or inconsistence exists between this Mortgage and the Credit Agreement, the terms of the Credit Agreement shall govern.

Section 8.7 Release or Reconveyance. Upon payment and performance in full of the Secured Debt, or upon a sale or other disposition of the Mortgaged Property permitted by the Credit Agreement and the Collateral Trust Agreement, Mortgagee, at Mortgagor’s request and expense, shall release the liens and security interests created by this Mortgage or reconvey the Mortgaged Property to Mortgagor.

Section 8.8 Waiver of Stay, Moratorium and Similar Rights. Mortgagor agrees, to the full extent that it may lawfully do so, that it will not at any time insist upon or plead or in any way take advantage of any stay, marshalling of assets, extension, redemption or moratorium law now or hereafter in force and effect so as to prevent or hinder the enforcement of the provisions of this Mortgage or the Collateral Trust Agreement, or any agreement between Mortgagor and Mortgagee or any rights or remedies of Mortgagee.

Section 8.9 Applicable Law. The provisions of this Mortgage regarding the creation, perfection and enforcement of the liens and security interests herein granted shall be governed by and construed under the laws of the state in which the Mortgaged Property is located. All other provisions of this Mortgage shall be governed by the laws of the Commonwealth of Pennsylvania.

Section 8.10 Headings. The Article, Section and Subsection titles hereof are inserted for convenience of reference only and shall in no way alter, modify or define, or be used in construing, the text of such Articles, Sections or Subsections.

Section 8.11 Severability. If any provision of this Mortgage shall be held by any court of competent jurisdiction to be unlawful, void or unenforceable for any reason, such provision shall be deemed severable from and shall in no way affect the enforceability and validity of the remaining provisions of this Mortgage.

Section 8.12 Entire Agreement. This Mortgage, the Credit Agreement, the Collateral Trust Agreement, and the Security Documents embody the entire agreement and understanding between Mortgagee and Mortgagor relating to the subject matter hereof and thereof and supersede all prior agreements and understandings between such parties relating to the subject matter hereof and thereof. Accordingly, such documents may not be contradicted by evidence of prior, contemporaneous or subsequent oral agreements of the parties. There are no unwritten oral agreements between the parties.

Section 8.13 Mortgagee as Collateral Trustee; Successor Collateral Trustees.

(a) Mortgagee shall have the right hereunder to make demands, to give notices, to exercise or refrain from exercising any rights, and to take or refrain from taking any action (including, without limitation, the release or substitution of the Mortgaged Property) in accordance with the terms of the Collateral Trust Agreement and this Mortgage.

(b) Mortgagee shall at all times be the same Person or Persons that comprise the Collateral Trustee under the Collateral Trust Agreement. Written notice of resignation by Collateral Trustee pursuant to the Collateral Trust Agreement shall also constitute notice of resignation as Collateral Trustee under this Mortgage. Removal of Collateral Trustee pursuant to any provision of the Collateral Trust Agreement shall also constitute removal as Collateral Trustee under this Mortgage. Appointment of a successor Collateral Trustee pursuant to the Collateral Trust Agreement shall also constitute appointment of a successor Collateral Trustee under this Mortgage. Upon the acceptance of any appointment as Collateral Trustee by a successor Collateral Trustee under the Collateral Trust Agreement, that successor Collateral Trustee shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring or removed Collateral Trustee as the Mortgagee under this Mortgage, and the retiring or removed Collateral Trustee shall promptly (i) assign and transfer to such successor Collateral Trustee all of its right, title and interest in and to this Mortgage and the Mortgaged Property, and (ii) execute and deliver to such successor Collateral Trustee such assignments and amendments and take such other actions, as may be necessary or appropriate in connection with the assignment to such successor Collateral Trustee of the liens and security interests created hereunder, whereupon such retiring or removed Collateral Trustee shall be discharged from its duties and obligations under this Mortgage. After any retiring or removed Collateral Trustee’s resignation or removal hereunder as Collateral Trustee, the provisions of this Mortgage and the Collateral Trust Agreement shall inure to its benefit as to any actions taken or omitted to be taken by it under this Mortgage while it was Collateral Trustee hereunder.

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Section 8.14 WAIVER OF TRIAL BY JURY.

MORTGAGOR AND MORTGAGEE EACH WAIVES THE RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING BASED UPON OR RELATED TO THE SUBJECT MATTER OF THIS MORTGAGE OR THE COLLATERAL TRUST AGREEMENT, OR ANY OF THE OTHER SECURITY DOCUMENTS, OR ANY OF THE TRANSACTIONS RELATED TO ANY OF THE SECURED DEBT. THIS WAIVER IS KNOWINGLY, INTENTIONALLY AND VOLUNTARILY MADE BY MORTGAGOR AND MORTGAGEE, AND MORTGAGOR AND MORTGAGEE EACH ACKNOWLEDGES THAT NEITHER THE OTHER NOR ANY PERSON ACTING ON BEHALF OF THE OTHER HAS OR HAVE MADE ANY REPRESENTATIONS OF FACT TO INDUCE THIS WAIVER OF TRIAL BY JURY OR IN ANY WAY TO MODIFY OR NULLIFY ITS EFFECT. MORTGAGOR AND MORTGAGEE EACH FURTHER ACKNOWLEDGES THAT IT HAS BEEN REPRESENTED (OR HAS HAD THE OPPORTUNITY TO BE REPRESENTED) IN THE SIGNING OF THIS AGREEMENT AND IN THE MAKING OF THIS WAIVER BY INDEPENDENT LEGAL COUNSEL SELECTED OF ITS OWN FREE WILL AND THAT IT HAS HAD THE OPPORTUNITY TO DISCUSS THIS WAIVER WITH COUNSEL. MORTGAGOR AND MORTGAGEE EACH AGREES THAT THE SECURED DEBT ARE EXEMPTED TRANSACTIONS UNDER THE TRUTH-IN-LENDING ACT, 15 U.S.C. SECTION 1601, ET SEQ.

Initials of Mortgagor:

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ARTICLE 9

LOCAL LAW PROVISIONS

Section 9.1 Inconsistencies. In the event of any inconsistencies between the terms and conditions of this Article 9 and the other provisions of this Mortgage, the terms and conditions of this Article 9 shall control and be binding.

Section 9.2 Certain Future Advances. If Mortgagor sends a written notice to Mortgagee which purports to limit the Secured Debt and to release the obligation of Mortgagee and the other Lenders to make any additional advances to Mortgagor in accordance with the terms of the Credit Agreement, such notice shall be ineffective as to any future advances made: (a) to enable completion of any erection, construction, alteration or repair of any part of the Mortgaged Property; (b) to pay taxes, assessments, maintenance charges and insurance premiums; (c) for costs incurred for the protection of the Mortgaged Property or the lien of the Mortgage; (d) for expenses incurred by Mortgagee by reason of a default by Mortgagor hereunder or with respect to any portion of the Secured Debt; and (e) for any other costs incurred by Mortgagee to protect and preserve the Mortgaged Property. It is the intention of the parties hereto that any such advance made by Mortgagee or any of the other Lenders after any such notice by Mortgagor shall be secured by the lien of this Mortgage on the Mortgaged Property.

Section 9.3 Additional Rights and Remedies. Without limitation of the provisions of Article 5 hereof, it is expressly agreed that if at any time following an Actionable Default hereunder (a) a writ of execution is issued upon a judgment obtained upon the Secured Debt, or any portion thereof, or (b) an action of mortgage foreclosure or any other action or proceeding is instituted in respect of this Mortgage, there shall be payable to and recovered by Mortgagee (i) the entire unpaid principal balance of the Secured Debt, with interest thereon at the interest rate then applicable under the Collateral Trust Agreement, (ii) all costs of suit (including reasonable attorneys’ fees, forum costs and disbursements), (iii) all moneys expended by Mortgagee in payment of taxes, sewer rents and water rents, claims or charges and in effecting insurance coverage or repairs, with interest on such expenditures at the interest rate applicable under the Collateral Trust Agreement, and (iv) a reasonable attorney’s commission for collection. Mortgagor hereby waives and relinquishes unto Mortgagee the right of inquisition in respect of any real estate that may be levied upon under a judgment obtained by virtue of any such action or proceeding and voluntarily condemns the same and authorizes the entry of such condemnation upon such writ of execution. Mortgagor further agrees that such real estate and any other Mortgaged Property (whether consisting of real or personal property) now or hereafter owned by Mortgagor may be sold in any order determined by Mortgagee. Mortgagor likewise waives and relinquishes all benefit of any and every law now or hereafter in force to exempt from levy and sale on execution the Mortgaged Property or any other property whatsoever or any part of the proceeds arising from any such sale for the payment of the Secured Debt (or any part thereof) and the legal fees and costs of such action and execution, Mortgagor likewise waives and relinquishes unto and in favor of Mortgagee all benefits and exemptions under the laws now in effect or hereafter passed to relieve Mortgagor in any manner from the obligations assumed in connection with all Secured Debt, or to reduce the amount due hereunder.

Section 9.4 CONFESSION OF JUDGMENT IN EJECTMENT.

THE FOLLOWING PARAGRAPH WAIVES THE RIGHT TO HAVE PRIOR NOTICE AND AN OPPORTUNITY FOR HEARING UNDER THE CONSTITUTION AND LAWS OF THE UNITED STATES AND THE COMMONWEALTH OF PENNSYLVANIA PRIOR TO THE ENTRY OF JUDGMENT FOR POSSESSION OF THE REAL PROPERTY SECURED BY THIS MORTGAGE:

MORTGAGOR, FOR THE PURPOSE OF SECURING POSSESSION OF THE MORTGAGED PROPERTY TO MORTGAGEE IN THE EVENT OF ANY ACTIONABLE DEFAULT HEREUNDER, DOES HEREBY AUTHORIZE AND EMPOWER ANY ATTORNEY OF ANY COURT OF RECORD IN THE COMMONWEALTH OF PENNSYLVANIA, AS ATTORNEY FOR MORTGAGOR AS WELL AS FOR ALL PERSONS CLAIMING UNDER, BY OR THROUGH MORTGAGOR, TO COMMENCE AN ACTION IN EJECTMENT FOR POSSESSION OF THE MORTGAGED PROPERTY WITHOUT ANY STAY OF EXECUTION OR APPEAL, AGAINST MORTGAGOR, AND THEREIN TO CONFESS JUDGMENT FOR THE RECOVERY BY MORTGAGEE OF THE POSSESSION OF THE MORTGAGED PROPERTY FOR WHICH THIS MORTGAGE (OR A COPY THEREOF VERIFIED BY AFFIDAVIT) SHALL BE SUFFICIENT WARRANT, AND THEREUPON A WRIT OF POSSESSION

MAY BE ISSUED FORTHWITH, WITHOUT ANY PRIOR WRIT, FORECLOSURE OR PROCEEDING WHATSOEVER. MORTGAGOR HEREBY RELEASES AND AGREES TO RELEASE MORTGAGEE FROM ALL ERRORS AND DEFECTS WHATSOEVER IN CONNECTION WITH SUCH JUDGMENT IN CAUSING A WRIT OR WRIT TO BE ISSUED, AND IN ANY PROCEEDINGS THEREON ON CONCERNING THE SAME. MORTGAGE AGREES THAT NO WRIT, ERROR, APPEAL OR OBJECTION SHALL BE MADE OR TAKEN THERETO, PROVIDED THAT MORTGAGEE SHALL HAVE FILED IN SUCH ACTION AN AFFIDAVIT OF DEFAULT MADE BY IT OR SOMEONE ON ITS BEHALF. IT IS HEREBY EXPRESSLY AGREED THAT IF FOR ANY REASON AFTER SUCH ACTION HAS BEEN COMMENCED, THE SAME SHALL BE DISCONTINUED, MARKED SATISFIED OF RECORD, OR DETERMINED, OR POSSESSION OF THE MORTGAGED PROPERTY SHALL REMAIN IN OR TO BE RESTORED TO MORTGAGOR, THE RIGHTS AND POWERS OF MORTGAGEE SHALL NOT BE DEEMED TO HAVE BEEN EXHAUSTED BY ANY SUCH ACTION, BUT MORTGAGEE SHALL HAVE THE SAME RIGHTS AS AFORESAID, FOR THE SAME ACTIONABLE DEFAULT, OR FOR ANY SUBSEQUENT EVENT OR EVENTS OF DEFAULT TO CONFESS JUDGMENT AND TO BRING ONE OR MORE FURTHER ACTIONS TO RECOVER POSSESSION OF THE MORTGAGED PROPERTY. IN ANY SUCH ACTION, A COPY OF THIS MORTGAGE, VERIFIED BY AFFIDAVIT BY SOMEONE ON BEHALF OF MORTGAGEE MAY BE FILED, IN WHICH EVENT IT SHALL NOT BE NECESSARY TO FILE THE ORIGINAL AS A WARRANT OF ATTORNEY, ANY LAW OR RULE OF COURT TO THE CONTRARY NOTWITHSTANDING. THE RIGHT SET FORTH HEREIN SHALL NOT MERGE WITH ANY JUDGMENT OBTAINED ON THE SECURED DEBT. MORTGAGEE MAY COMMENCE AN ACTION IN EJECTMENT FOR POSSESSION OF THE PREMISES BEFORE OR AFTER THE INSTITUTION OF FORECLOSURE PROCEEDINGS UPON THIS MORTGAGE, OR BEFORE OR AFTER JUDGMENT FOR ANY PORTION OF THE SECURED DEBT, OR BEFORE OR AFTER A SALE OF THE PREMISES BY THE SHERIFF, MARSHAL, CONSTABLE OR OTHER PROPER LEGAL OFFICER.

                                                                          Mortgagor’s Initials

Section 9.5 Construction Mortgage. This Mortgage is intended to be a Construction Mortgage within the meaning of 13 Pa. C.S.A. § 2A309(a).

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[Signature Page follows]

[Signature Page]

IN WITNESS WHEREOF, Mortgagor has on the date set forth in the acknowledgement hereto, effective as of the date first above written, caused this instrument to be duly EXECUTED AND DELIVERED by authority duly given.

MORTGAGOR:
., a

By:
Name:
Title:

Attest:
Name:
Title:

[Sections 8.14 and 9.4 must be initialed]

[Acknowledgement Page]

STATE OF	)
) ss.:
COUNTY OF	)

On this, the      day of                     , before me, a notary public, the undersigned officer, personally appeared                     , who acknowledged himself to be the                      of                     ., a Delaware corporation, and that he as such officer, being authorized to do so, executed the foregoing instrument for the purposes therein contained by signing the name of the corporation by himself as such officer.

In witness whereof, I hereunto set my hand and official seal.

Notary Public

EXHIBIT A

LEGAL DESCRIPTION – MINE HEAD SITE

EXHIBIT B

LEGAL DESCRIPTION – FIVE YEAR MINE PLAN PROPERTIES

EXHIBIT C

RESERVE PROPERTY WITHOUT WARRANTY OF TITLE

EXHIBIT D

OPERATING PROPERTIES WITHOUT WARRANTY OF TITLE

SCHEDULE 1

Name of Grantor	State of Incorporation	Employer ID#	Organization ID#

Schedule 2

Excluded Properties

[TO BE UPDATED WITH NEW SCHEDULE]

EXHIBIT 1.1(N)

FORM OF

AMENDED AND RESTATED SWING LOAN NOTE

$50,000,000	New York, New York
April 12, 2011

FOR VALUE RECEIVED, the undersigned, CONSOL ENERGY INC., a Delaware corporation (the “Borrower”), hereby promises to pay to the order of PNC BANK, NATIONAL ASSOCIATION (the “Bank”), on demand, the lesser of the principal sum of FIFTY MILLION U.S. Dollars (U.S. $50,000,000) or the aggregate unpaid principal amount of all Swing Loans made by the Bank to the Borrower pursuant to Section 2.1.2 of the Amended and Restated Credit Agreement, dated as of April 12, 2011, among the Borrower, the Guarantors now or hereafter party thereto, the Lenders now or hereafter party thereto, Bank of America, N.A., as Syndication Agent and PNC Bank, National Association as administrative agent for the Lenders (the “Administrative Agent”) (as it may hereafter from time to time be amended, restated, modified or supplemented, the “Credit Agreement”). All capitalized terms used herein shall, unless otherwise defined herein, have the same meanings assigned to such terms in the Credit Agreement.

The Borrower shall pay interest on the unpaid principal balance hereof from the date hereof at the rate per annum provided in Section 4.1.1 of, or as otherwise provided in, the Credit Agreement. Interest shall be due on the dates provided in Section 5 of the Credit Agreement, or as otherwise provided therein. Interest hereon will be payable at the times specified in the Credit Agreement.

After request for payment of any principal hereof or interest hereon shall have been made by the Bank to the Borrower, or upon the occurrence and during the continuation of an Event of Default, such amount shall thereafter bear interest at a rate per annum as set forth in Section 4.3 of the Credit Agreement. Such interest will accrue before and after any judgment has been entered with respect to this Swing Loan Note.

Subject to the provisions of the Credit Agreement, payments of both principal and interest shall be made without setoff, counterclaim or other deduction of any nature at the office of the Administrative Agent located at PNC Firstside Center, 4th Floor, 500 First Avenue, Pittsburgh, Pennsylvania 15219, in lawful money of the United States of America in immediately available funds.

This Swing Loan Note is a Swing Loan Note referred to in, is subject to the provisions of, and is entitled to the benefits of, the Credit Agreement and the other Loan Documents, including the representations, warranties, covenants and conditions contained or granted therein. This Swing Loan Note shall be payable on demand and regardless of whether or not an Event of Default has occurred and is continuing.

Except as otherwise provided in the Credit Agreement, the Borrower waives presentment, demand, notice, protest and all other demands and notices in connection with the delivery,

acceptance, performance, default or enforcement of this Swing Loan Note and the Credit Agreement.

This Swing Loan Note shall bind the Borrower and its successors and assigns, and the benefits hereof shall inure to the benefit of the Bank and its successors and assigns; provided, that any assignment of this Swing Loan Note by the Borrower or the Bank shall be subject to the provisions of Section 11.8 of the Credit Agreement. All references herein to the “Borrower,” the “Administrative Agent” and the “Bank” shall be deemed to apply to the Borrower, the Administrative Agent and the Bank, respectively, and their respective successors and assigns.

This Swing Loan Note and any other documents delivered in connection herewith and the rights and obligations of the parties hereto and thereto shall for all purposes be governed by and construed and enforced in accordance with the internal law of the State of New York without giving effect to its conflict of laws principles.

THIS AMENDED AND RESTATED SWING LOAN NOTE REPLACES THE AMENDED AND RESTATED SWING LOAN NOTE DATED AS OF MAY 7, 2010 PAYABLE BY THE BORROWER IN FAVOR OF THE BANK (THE “PRIOR NOTE”). THIS AMENDED AND RESTATED SWING LOAN NOTE IS NOT INTENDED TO CONSTITUTE, AND DOES NOT CONSTITUTE A NOVATION OR SATISFACTION OF THE OBLIGATIONS REPRESENTED BY THE PRIOR NOTE.

[SIGNATURE PAGE FOLLOWS]

[SIGNATURE PAGE TO SWING LOAN NOTE]

IN WITNESS WHEREOF, the undersigned has executed this Swing Loan Note by its duly authorized officer with the intention that it constitute a sealed instrument.

CONSOL ENERGY INC.

By: (SEAL)
Name:
Title:

EXHIBIT 1.1(R)

[AMENDED AND RESTATED]* REVOLVING CREDIT NOTE

$	New York, New York
April 12, 2011

FOR VALUE RECEIVED, the undersigned, CONSOL ENERGY INC., a Delaware corporation (herein called the “Borrower”), hereby promises to pay to the order of                          (the “Lender”), the lesser of (i) the principal sum of                      Dollars (US$            ), or (ii) the aggregate unpaid principal balance of all Revolving Credit Loans made by the Lender to the Borrower pursuant to the Amended and Restated Credit Agreement, dated as of April 12, 2011, among the Borrower, the Guarantors now or hereafter party thereto, the Lenders now or hereafter party thereto, PNC Bank, National Association, as the administrative agent for the Lenders (the “Administrative Agent”), and Bank of America, N.A., as the syndication agent (as amended, restated, modified or supplemented from time to time, the “Credit Agreement”), payable by 1:00 p.m. on the Expiration Date, together with interest on the unpaid principal balance hereof from time to time outstanding from the date hereof at the rate or rates per annum specified by the Borrower pursuant to, or as otherwise provided in, the Credit Agreement.

Interest on the unpaid principal balance hereof from time to time outstanding from the date hereof will be payable at the times provided for in the Credit Agreement. Upon the occurrence and during the continuation of an Event of Default, upon written demand by the Required Lenders to the Administrative Agent, the Borrower shall pay interest on the entire principal amount of the then outstanding Revolving Credit Loans evidenced by this Revolving Credit Note and all other obligations due and payable to the Lender pursuant to the Credit Agreement and the other Loan Documents at a rate per annum as set forth in Section 4.3 of the Credit Agreement. Such interest rate will accrue before and after any judgment has been entered.

Subject to the provisions of the Credit Agreement, payments of both principal and interest shall be made without setoff, counterclaim, or other deduction of any nature at the office of the Administrative Agent located at PNC Firstside Center, 4th Floor, 500 First Avenue, Pittsburgh, Pennsylvania 15219, unless otherwise directed in writing by the holder hereof, in lawful money of the United States of America in immediately available funds.

This Note is one of the Revolving Credit Notes referred to in, and is entitled to the benefits of, the Credit Agreement and other Loan Documents, including the representations, warranties, covenants, conditions, security interests, and Liens contained or granted therein. The Credit Agreement among other things contains provisions for acceleration of the maturity hereof upon the happening of certain stated events and also for prepayment, in certain circumstances, on account of principal hereof prior to maturity upon the terms and conditions therein specified. The Borrower waives presentment, demand, notice, protest and all other demands and notices in

*	The bracketed language shall be included in Notes in favor of Lenders that previously received a Note under the Existing Credit Agreement.

connection with the delivery, acceptance, performance, default or enforcement of this Revolving Credit Note and the Credit Agreement.

This Note shall bind the Borrower and its successors and assigns, and the benefits hereof shall inure to the benefit of the Lender and its successors and assigns. All references herein to the “Borrower” and the “Lender” shall be deemed to apply to the Borrower and the Lender, respectively, and their respective successors and assigns as permitted under the Credit Agreement.

This Note and any other documents delivered in connection herewith and the rights and obligations of the parties hereto and thereto shall for all purposes be governed by and construed and enforced in accordance with the internal laws of the State of New York without giving effect to its conflicts of law principles.

All capitalized terms used herein shall, unless otherwise defined herein, have the same meanings given to such terms in the Credit Agreement.

[THIS AMENDED AND RESTATED REVOLVING CREDIT NOTE REPLACES THE REVOLVING CREDIT NOTE DATED AS OF MAY 7, 2010 PAYABLE BY THE BORROWER IN FAVOR OF THE LENDER (THE “PRIOR NOTE”). THIS AMENDED AND RESTATED REVOLVING CREDIT NOTE IS NOT INTENDED TO CONSTITUTE, AND DOES NOT CONSTITUTE, A NOVATION OR SATISFACTION OF THE OBLIGATIONS REPRESENTED BY THE PRIOR NOTE.]*

[SIGNATURE PAGE FOLLOWS]

*	The bracketed language shall be included in Notes in favor of Lenders that previously received a Note under the Existing Credit Agreement.

[SIGNATURE PAGE TO REVOLVING CREDIT NOTE]

IN WITNESS WHEREOF, and intending to be legally bound hereby, the undersigned has executed this Note by its duly authorized officer with the intention that it constitute a sealed instrument.

CONSOL ENERGY INC.

By: (SEAL)
Name:
Title:

EXHIBIT 2.5.1

LOAN REQUEST

LOAN REQUEST; RATE REQUEST

TO:	PNC Bank, National Association, as Administrative Agent
PNC Firstside Center, 4th Floor
500 First Avenue
Pittsburgh, Pennsylvania 15219
Telephone No.: (412) 762-6441
Telecopier No.: (412) 762-8672
Attention: Lisa Pierce

FROM:	CONSOL Energy Inc. (the “Borrower”)

RE:	Amended and Restated Credit Agreement (as it may be amended, restated, modified or supplemented, the “Credit Agreement”), dated as of April 12, 2011, by and among CONSOL Energy Inc., a Delaware corporation, the Guarantors from time to time party thereto, the Lenders from time to time party thereto, Bank of America, N.A., as Syndication Agent, and PNC Bank, National Association (the “Administrative Agent”).

Capitalized terms not otherwise defined herein shall have the respective meanings ascribed to them by the Credit Agreement.

A.	Pursuant to Section 2.5.1 or 4.1 of the Credit Agreement, the undersigned Borrower irrevocably requests [check one box under 1(a) below and fill in blank space next to the box as appropriate]:

1.(a) ☐	A new Revolving Credit Loan OR

☐	Renewal of the LIBOR Rate Option applicable to an outstanding Revolving Credit Loan originally made on , 20 . OR

☐	Conversion of the Base Rate Option applicable to an outstanding Revolving Credit Loan originally made on to a Revolving Credit Loan to which the LIBOR Rate Option applies. OR

☐	Conversion of the LIBOR Rate Option applicable to an outstanding Revolving Credit Loan on , to a Revolving Credit Loan to which the Base Rate Option applies.

SUCH NEW, RENEWED OR CONVERTED REVOLVING CREDIT LOAN SHALL BEAR INTEREST:

[Check one box under 1(b) below and fill in blank spaces in line next to box]:

1.(b)(i) ☐	Under the Base Rate Option. Such Loan shall have a Borrowing Date or interest conversion date, as applicable, of , (which date shall be (i) the same Business Day as the Business Day of receipt by the Agent by 11:00 a.m. of this Loan Request for making a new Revolving Credit Loan to which the Base Rate Option applies, or (ii) the last day of the preceding Interest Period if a Revolving Credit Loan to which the LIBOR Rate Option applies is being converted to a Revolving Credit Loan to which the Base Rate Option applies).

OR

(ii)	☐ Under the LIBOR Rate Option. Such Loan shall have a Borrowing Date or interest conversion date, as applicable, of (which date shall be no earlier than three (3) Business Days subsequent to the Business Day of receipt by the Agent by 11:00 a.m. of this Loan Request for (i) making a new Revolving Credit Loan to which the LIBOR Rate Option applies or renewing a Revolving Credit Loan to which the LIBOR Rate Option applies, or (ii) converting a Loan to which the Base Rate Option applies to a Revolving Credit Loan to which the LIBOR Rate Option applies.

2.	Such Loan is in the principal amount of U.S. $ or the principal amount to be renewed or converted is U.S. $ [to be in increments of $1,000,000 and not to be less than $5,000,000 for each Borrowing Tranche under the LIBOR Rate Option and to be in increments of $50,000 and not to be less than the lesser of $500,000 and the maximum amount available for Borrowing Tranches to which the Base Rate Option applies]

3.	[Complete blank below if the Borrower is selecting the LIBOR Rate Option]: Such Loan shall have an Interest Period of one or two weeks or one, two, three, or six Months.

B.	As of the date hereof and the date of making of the above-requested Revolving Credit Loan (and after giving effect thereto): the Loan Parties have performed and complied with all covenants and conditions of the Credit Agreement; all of the Loan Parties’ representations and warranties contained in Section 6 of the Credit Agreement and in the other Loan Documents are true and correct (except representations and warranties which expressly relate solely to an earlier date or time, which representations and warranties were true and correct on and as of the specific dates or times referred to therein); no Event of Default or Potential Default has occurred and is continuing; and the making of such Loan shall not contravene any Law applicable to the Loan Parties or any Lender.

C.	The undersigned hereby irrevocably requests [check one line under 1.(a) below and fill in blank space next to the line as appropriate]:

1.(a)              Funds to be deposited into PNC Bank account per our current standing instructions. Complete amount of deposit if not full loan advance amount: $            .

OR

         Funds to be wired per the following wire instructions:

$            Amount of Wire Transfer

Bank Name:

ABA:

Account Number:

Account Name:

Reference:

OR

         Funds to be wired per the attached Funds Flow (multiple wire transfers).

[REMAINDER OF PAGE LEFT BLANK INTENTIONALLY]

[SIGNATURE PAGE TO LOAN REQUEST]

The undersigned certifies to the Administrative Agent as to the accuracy of the foregoing.

CONSOL ENERGY INC.

Date: , 20	By:
Name:
Title:

EXHIBIT 2.5.2

FORM OF

SWING LOAN REQUEST

TO:	PNC Bank, National Association, as Administrative Agent
PNC Firstside Center,
4th Floor 500 First Avenue
Pittsburgh, Pennsylvania 15219
Telephone No.: (412) 762-6442
Telecopier No.: (412) 762-8672
Attention: Lisa Pierce

FROM:	CONSOL Energy Inc., a Delaware corporation (the “Borrower”)

RE:	Amended and Restated Credit Agreement (as it may be amended, restated, modified or supplemented, the “Credit Agreement”), dated April 12, 2011, by and among CONSOL Energy Inc., a Delaware corporation, the Guarantors from time to time party thereto, the Lenders from time to time party thereto, Bank of America, N.A., as Syndication Agent, and PNC Bank, National Association (the “Administrative Agent”).

Capitalized terms not otherwise defined herein shall have the respective meanings given to them by the Credit Agreement.

Pursuant to Section 2.5.2 of the Credit Agreement, the Borrower hereby makes the following Swing Loan Request:

1. Aggregate Principal Amount of such Swing Loan (may not be less than $100,000 and must be an integral multiple of $50,000):                                                                                                                                                                     U.S.$

2. Proposed Borrowing Date (which date shall be on or after the date on which the Administrative Agent receives this Swing Loan Request, with such Swing Loan Request to be received no later than 2:00 p.m. Eastern Time on the Borrowing Date):                                                                                                                                                                            U..S.$

3. As of the date hereof and the date of making the above-requested Swing Loan (and after giving effect thereto): the Borrower has performed and complied with all covenants and conditions of the Agreement; all of the representations and warranties contained in Section 6 of the Credit Agreement and in the other Loan Documents are true and correct (except representations and warranties which expressly relate solely to an earlier date or time, which representations and warranties were true and correct on and as of the specific dates or times referred to therein); no Event of Default or Potential Default has occurred and is continuing or shall exist; the making of such Swing Loan shall not contravene any Law applicable to the Borrower, any other Loan Party or any Lender.

[SIGNATURE PAGE FOLLOWS]

[SIGNATURE PAGE TO SWING LOAN REQUEST]

Borrower certifies to the Administrative Agent for the benefit of the Lenders as to the accuracy of the foregoing on                     , 20    .

CONSOL ENERGY INC.

By:
Name:
Title:

EXHIBIT 7.1.4(A)

Form of Opinion of Counsel (In House Counsel)

April 12, 2011

TO:	Each of the Lender Parties
referenced below

CONSOL ENERGY INC.

Ladies and Gentlemen:

I am issuing this opinion in my capacity as Senior Counsel to CONSOL Energy Inc., a Delaware corporation (the “Borrower”). I have acted as counsel to the Borrower and each of the guarantors identified on Schedule I attached hereto (collectively, the “Guarantors;” the Borrower and the Guarantors are collectively referred to as the “Borrower Parties” and each individually as a “Borrower Party”) in connection with the transactions contemplated by the Amended and Restated Credit Agreement dated as of April 12, 2011 (the “Credit Agreement”) among the Borrower Parties, the various financial institutions as are or may from time to time become parties thereto as lenders (collectively, the “Lenders”), Bank of America, N.A., in its capacity as syndication agent (the “Syndication Agent”) PNC Bank, National Association, in its capacity as administrative agent for the Lenders (the “Administrative Agent;” the Administrative Agent, the Lenders, the Syndication Agent, the Secured Parties under the Collateral Trust Agreement, and PNC Bank, National Association, as Corporate Trustee and Collateral Trustee under the Collateral Trust Agreement (the “Collateral Trustee”) are collectively referred to as the “Lender Parties” and each individually as a “Lender Party”). This opinion letter is furnished to you pursuant to Section 7.1.4.1 of the Credit Agreement. Unless otherwise defined herein, terms used herein have the meanings provided for in the Credit Agreement.

I. Documents Reviewed

In connection with this opinion letter, I have examined the following documents, each of which is dated as of the date of the Credit Agreement unless otherwise indicated:

(a) the Credit Agreement;

(b) the Guaranty Agreement;

(c) the CNX Guaranty Agreement;

(d) the Indemnity;

(e) the Intercompany Subordination Agreement;

(f) the CNX Intercompany Subordination Agreement;

(g) the Notes;

(h) the Security Documents, including, without limitation, the amendments to the Mortgages and Ship Mortgages dated the date hereof;

(i) the Successor Agent Agreement; and

(j) that certain Patent, Trademark and Copyright Assignment and Copyright Assignment and Assumption dated as of April [12], 2011 made by Wilmington Trust Company, as assignor and PNC Bank, National Association, as assignee.

The documents referred to in clauses (a) through (j) above are referred to collectively as the “Subject Documents”.

In addition I have examined the following:

(i) originals, or copies identified to my satisfaction as being true copies, of such records, documents and other instruments as I have deemed necessary for the purposes of this opinion letter;

(ii) the articles or certificate of incorporation, bylaws and board of directors resolutions, articles or certificate of organization, operating agreement and members’ consent, certificate of limited partnership, limited partnership agreement and consent of general partner, or partnership agreement and consent of all of the partners, as the case may be, of each such Borrower Party (the “Organizational Documents”); and

(iii) with respect to each Borrower Party, other than Conrhein Coal Company, a certificate issued by the Secretary of State of the state of organization of such Borrower Party attesting to the continued existence and good standing of such Borrower Party in such state (collectively, the “Good Standing Certificates”).

II. Assumptions Underlying My Opinions

For all purposes of the opinions expressed herein, I have assumed, without independent investigation, that:

(a) Factual Matters. With regard to factual matters, to the extent that I have deemed appropriate and have reviewed and relied upon certificates and assurances from public officials, all of such certificates, representations and assurances are accurate;

(b) Contrary Knowledge of Addressee. No addressee of this opinion letter has any actual knowledge that any of my factual assumptions or opinions is inaccurate;

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(c) Signatures. The signatures of individuals signing the Subject Documents (other than those of the Borrower Parties and the CNX Gas Loan Parties) are genuine and authorized;

(d) Authentic and Conforming Documents. All documents submitted to me as originals are authentic, complete and accurate, and all documents submitted to me as copies conform to authentic original documents, and all documents submitted to us as drafts conform in all material respects to the final executed versions of such documents;

(e) Capacity of Certain Parties. All parties to the Subject Documents (other than the Borrower Parties) have the capacity and full power and authority to execute, deliver and perform the Subject Documents and the documents contemplated thereby or required or permitted to be delivered and performed thereunder;

III. My Opinions

Based on and subject to the foregoing and the other limitations, assumptions, qualifications and exclusions set forth in this opinion letter, I am of the opinion that:

1. Organizational Status. Each Borrower Party and each CNX Gas Loan Party, other than Conrhein Coal Company and Cardinal States Gathering Company, is a corporation, partnership or limited liability company duly organized, validly existing and in good standing under the laws of its jurisdiction of organization as of the date set forth in the applicable Good Standing Certificate. Conrhein Coal Company is a general partnership formed under the laws of the Commonwealth of Pennsylvania. Cardinal States Gathering Company is a general partnership formed under the laws of the Commonwealth of Virginia.

2. Power and Authority. Each Borrower Party and each CNX Gas Loan Party has full power and authority to own and operate its properties and assets and carry on its business as currently conducted except where the failure to have such power would not reasonably be expected to result in a Material Adverse Change.

3. Authorization, Execution and Delivery. Each Borrower Party and each CNX Gas Loan Party has full power to enter into, execute, deliver and carry out the Subject Documents to which it is a party, to incur the Indebtedness contemplated by the Subject Documents and to perform its Obligations under the Subject Documents to which it is a party, and all such actions have been duly authorized by all necessary proceedings on its part. The Subject Documents have been duly executed and delivered on behalf of the Borrower Parties and the CNX Gas Loan Parties to the extent a party thereto.

4. Subsidiaries. Based solely on my review of the registers of the respective Borrower Parties, each Borrower Party owns the Subsidiary Shares, Partnership Interests and LLC Interests it purports to own as set forth in Schedule 6.1.2 of the Credit Agreement. I have no knowledge or reason to believe that such registers are not accurate. All Subsidiary Shares, Partnership Interests and LLC Interests have been validly issued, and all Subsidiary Shares are fully paid and nonassessable. All capital contributions and other consideration required to be made or paid in connection with the issuance of the Partnership Interests and LLC Interests have been made or paid, as the case may be. Based solely on my

3

review of the registers of the respective Borrower Parties, there are no options, warrants or other rights outstanding to purchase any such Subsidiary Shares, Partnership Interests or LLC Interests except as indicated on Schedule 6.1.2 to the Credit Agreement. I have no knowledge or reason to believe that such registers are not accurate.

5. No Conflicts. Neither the execution and delivery of the Subject Documents to which it is a party by any Borrower Party nor the consummation of the transactions therein contemplated or compliance with the terms and provisions thereof by any of them will conflict with, constitute a default under or result in any breach of (i) the terms and conditions of the articles or certificate of incorporation, bylaws, articles or certificate of limited partnership, partnership agreement, certificate of formation, limited liability company agreement or other organizational documents of any Borrower Party or any CNX Gas Loan Party, or (ii) any instrument, Material Contract, order, writ, judgment, injunction or decree to which any Borrower Party or any CNX Gas Loan Party is a party or by which it is bound or to which it is subject, or result in the creation or enforcement of any Lien, charge or encumbrance upon any property (nor or hereafter acquired) of any Borrower Party or any CNX Gas Loan Party (other than Liens granted under the Subject Documents), except that certain consents may be required under the contractual agreements in connection with any attempt to assign such contracts pursuant to the assertion of remedies under the Subject Documents.

6. Litigation. There are no actions, suits, proceedings or investigations pending or, to my knowledge, threatened against any Borrower Party or any CNX Gas Loan Party at law or equity before any Official Body that individually or in the aggregate would reasonably be expected to result in any Material Adverse Change. To my knowledge, none of the Borrower Parties and none of the CNX Gas Loan Parties is in violation of any order, writ, injunction or any decree of any Official Body that would reasonably be expected to result in any Material Adverse Change.

7. Approvals. Subject to paragraph V-6. below, no consent, approval, exemption, order or authorization of, or registration or filing with, any Official Body or any other Person is required by any Material Contract in connection with the due execution, delivery and carrying out by any Borrower Party or any CNX Gas Loan Party of any Subject Document to which it is a party except in each case as have previously been made or obtained.

8. Investment Company Act. No Borrower Party and no CNX Gas Loan Party is required to register as an “investment company” under the Investment Company Act of 1940, as amended.

IV. Exclusions

I call your attention to the following matters as to which I express no opinion:

1. Certain Laws. Federal securities laws or regulations, state securities and Blue Sky laws or regulations, federal and state banking laws and regulations, pension and employee benefit laws and regulations, federal and state environmental laws and regulations, federal and state tax laws and regulations, federal and state health and occupational safety

4

laws and regulations, building code, zoning, subdivision and other laws and regulations governing the development, use and occupancy of real property, the Hart-Scott-Rodino Antitrust Improvements Act of 1976 and other federal and state antitrust and unfair competition laws and regulations, the Assignment of Claims Act of 1940, and the effect of any of the foregoing on any of the opinions expressed.

2. Local Ordinances. The ordinances, statutes, administrative decisions, orders, rules and regulations of any municipality, county, special district or other political subdivision of any state.

V. Qualifications and Limitations

The opinions set forth above are subject to the following qualifications and limitations:

1. Applicable Law. I am licensed to practice law only in the Commonwealth of Pennsylvania. These opinions are limited to the federal law of the United States, the laws of the State of Delaware and the laws of the Commonwealth of Pennsylvania, and I do not express any opinion concerning any other law.

2. Bankruptcy. These opinions are subject to the effect of any applicable bankruptcy, insolvency (including, without limitation, laws relating to preferences, fraudulent transfers and equitable subordination), reorganization, moratorium and other similar laws affecting creditors’ rights generally.

3. Knowledge. These opinions are based solely upon my current actual knowledge, after due inquiry, and do not include constructive, implied, imputed, presumed, or assumed notice or knowledge of matters or information. Furthermore, such references mean only that I do not know of any fact or circumstance contradicting the statement that follows. Except as expressly set forth herein, I have not undertaken any independent investigation (including, without limitation, conducting any review, search or investigation of any public files or records or dockets or any review of the Borrower Parties’ files) to determine the existence or absence of any facts, and no inference as to my knowledge concerning such facts should be drawn from my reliance on the same in connection with the preparation and delivery of this opinion letter.

4. Material Changes to Terms. Provisions in the Subject Documents which provide that any obligations of a Borrower Party thereunder will not be affected by the action or failure to act on the part of any Lender Party or by an amendment or waiver of the provisions contained in the other Subject Documents might not be enforceable under circumstances in which such action, failure to act, amendment or waiver so materially changes the essential terms of the obligations that, in effect, a new contract has arisen between the Lender Parties and the Borrower Parties.

5. Mathematical Calculations. I have made no independent verification of any of the numbers, schedules, formulae or calculations in the Subject Documents, and I render no opinion with regard to the accuracy, validity or enforceability of any of them.

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6. Certain Material Contracts. With respect the opinions expressed in Paragraphs III-5 and 7 above, I express no opinion with regard to the Material Contracts set forth on Schedule II attached hereto.

VI. Reliance on Opinions

The foregoing opinions are being furnished only to the Lender Parties and only for the purpose referred to in the first paragraph of this opinion letter, and this opinion letter is not to be furnished to any other person or entity or used or relied upon for any other purpose without my prior written consent. At your request, I hereby consent to reliance hereon by any future successor or assignee of any Lender’s interest in the loans under the Credit Agreement pursuant to an assignment that is made and consented to (to the extent consent is required) in accordance with the express provisions of Section 11.8 of the Credit Agreement, on the condition and understanding that (i) this letter speaks only as of the date hereof, (ii) I have no responsibility or obligation to update this letter, to consider its applicability or correctness to any person other than its addressee(s), or to take into account changes in law, facts or any other developments of which I may later become aware, and (iii) any such reliance by a future assignee must be actual and reasonable under the circumstances existing at the time of assignment, including any changes in law, facts or any other developments known to or reasonably knowable by the assignee at such time.

The Lender Parties are hereby permitted to be furnished and to rely on, subject to the assumptions, exclusions, qualifications, limitations and conditions therein, (i) the Opinion Letter dated as of June 30, 2004 given by Rowland Burns, in his capacity as senior counsel to the Borrower, in connection with the closing of that certain Credit Agreement dated as of June 30, 2004 among the Borrower, the various financial institutions parties thereto and Citicorp North America, Inc. and PNC Bank, National Association, as co-administrative agents, (ii) the Opinion Letter dated as of April 1, 2005 given by John F. Hammond, in his capacity as Senior Attorney to the Borrower, in connection with the closing of the 2005 Credit Agreement, (iii) the Opinion Letter dated as of June 27, 2007 given by R. M. Vukas in his capacity as Senior Attorney to the Borrower in connection with the closing of the 2007 Credit Agreement, and (iv) the Opinion Letter dated as of May 7, 2010 given by me in my capacity as Senior Counsel to the Borrower in connection with the closing of the 2010 Credit Agreement.

The headings or titles to paragraphs or sections of this opinion letter are for convenience of reference only and are not to be construed to have any effect or meaning with respect to such paragraphs or sections.

Very truly yours,

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SCHEDULE I

Borrower Parties

BORROWER PARTY	JURISDICTION OF FORMATION
AMVEST Coal & Rail, L.L.C.	Virginia

AMVEST Coal Sales, Inc.	Virginia

AMVEST Corporation	Virginia

AMVEST Gas Resources, Inc.	Virginia

AMVEST Mineral Services, Inc.	Virginia

AMVEST Minerals Company, L.L.C.	Virginia

AMVEST Oil & Gas, Inc.	Virginia

AMVEST West Virginia Coal, L.L.C.	West Virginia

Braxton-Clay Land & Mineral, Inc.	West Virginia

Central Ohio Coal Company	Ohio

CNX Land Resources Inc.	Delaware

CNX Marine Terminals, Inc.	Delaware

Conrhein Coal Company	Pennsylvania General Partnership

CONSOL Energy Holdings LLC VI	Delaware

CONSOL Energy Sales Company	Delaware

CONSOL Financial Inc.	Delaware

CONSOL of Canada Inc.	Delaware

CONSOL of Central Pennsylvania LLC	Pennsylvania

CONSOL of Kentucky Inc.	Delaware

BORROWER PARTY	JURISDICTION OF FORMATION
CONSOL of Ohio LLC	Ohio

CONSOL of WV LLC	West Virginia

CONSOL of Wyoming LLC	Delaware

Consol Pennsylvania Coal Company LLC	Delaware

Consolidation Coal Company	Delaware

Eighty-Four Mining Company	Pennsylvania

Fola Coal Company, L.L.C.	West Virginia

Glamorgan Coal Company, L.L.C.	Virginia

Helvetia Coal Company	Pennsylvania

Island Creek Coal Company	Delaware

Keystone Coal Mining Corporation	Pennsylvania

Laurel Run Mining Company	Virginia

Leatherwood, Inc.	Pennsylvania

Little Eagle Coal Company, L.L.C.	West Virginia

McElroy Coal Company	Delaware

Mon River Towing, Inc.	Pennsylvania

MTB Inc.	Delaware

Nicholas-Clay Land & Mineral, Inc.	Virginia

Peters Creek Mineral Services, Inc.	Virginia

Reserve Coal Properties Company	Delaware

Rochester & Pittsburgh Coal Company	Pennsylvania

BORROWER PARTY	JURISDICTION OF FORMATION
Southern Ohio Coal Company	West Virginia

TEAGLE Company, L.L.C.	Virginia

TECPART Corporation	Delaware

Terra Firma Company	West Virginia

Terry Eagle Coal Company, L.L.C.	West Virginia

Terry Eagle Limited Partnership	West Virginia

Twin Rivers Towing Company	Delaware

Vaughan Railroad Company	West Virginia

Windsor Coal Company	West Virginia

Wolfpen Knob Development Company	Virginia

SCHEDULE II

1. $1,500,000,000 aggregate principal amount of CONSOL Energy Inc. (“Company”) 8.000% Senior Notes due 2017 (the “2017 Notes”)

2. Indenture, dated April 1, 2010, among the Company, each of the Company’s subsidiaries (each such subsidiary, a “Guarantor”, and collectively, the “Guarantors”) and The Bank of Nova Scotia Trust Company of New York, as trustee (the “Trustee”) for the 2017 Notes.

3. $1,250,000,000 aggregate principal amount of the Company’s 8.250% Senior Notes due 2020 (the “2020 Notes”).

4. Indenture, dated April 1, 2010, among the Company, the Guarantors and the Trustee for the 2020 Notes.

5. $250,000,000 aggregate principal amount of the Company’s 6.375% Senior Notes due 2021 (the “2021 Notes”).

6. Indenture, dated March 9, 2011, among the Company, certain of its subsidiaries, and The Trustee, as trustee for the for the 2021 Notes.

7. Amended and Restated Receivables Purchase Agreement, dated as of April 30, 2007, by and among CNX Funding Corporation, as seller (the “Seller”), CONSOL Energy Inc. as initial servicer (the “Initial Servicer”), the sub-servicers party thereto (the “Sub-Servicers”), the conduit purchasers party thereto (the “Conduit Purchasers”), the purchaser agents party thereto (the “Purchaser Agents”), the “LC Participants” party thereto (the “LC Participants”) and PNC Bank, National Association, as administrator for the Conduit Purchasers (the “Administrator”) and as issuer of letters of credit (the “LC Bank”).

8. First Amendment to Amended and Restated Receivables Purchase Agreement, dated as of May 9, 2007, by and among the Seller, the Initial Servicer, the Conduit Purchasers party thereto, the Purchaser Agents party thereto, the LC Participants party thereto, the Administrator and the LC Bank.

9. Second Amendment to Amended and Restated Receivables Purchase Agreement, dated as of July 27, 2007, by and among the Seller, the Initial Servicer, the Conduit Purchasers party thereto, the Purchaser Agents party thereto, the LC Participants party thereto, the Administrator and the LC Bank.

10. Third Amendment to Amended and Restated Receivables Purchase Agreement, dated as of November 16, 2007, by and among the Seller, the Initial Servicer, the Sub-Servicers party thereto, the Conduit Purchasers party thereto, the Purchaser Agents party thereto, the LC Participants party thereto, the Administrator and the LC Bank.

11. Fourth Amendment to Amended and Restated Receivables Purchase Agreement, dated as of April 27, 2009, by and among the Seller, the Initial Servicer, the Sub-Servicers party thereto, the Conduit Purchasers party thereto, the Purchaser Agents party thereto, the LC Participants party thereto, the Administrator and the LC Bank.

12. Fifth Amendment to Amended and Restated Receivables Purchase Agreement and Waiver, dated as of March 12, 2010, by and among the Seller, the Initial Servicer, the Sub Servicers party thereto, the Conduit Purchasers party thereto, the Purchaser Agents party thereto, the LC Participants party thereto, the Administrator and the LC Bank.

13. Sixth Amendment to Amended and Restated Receivables Purchase Agreement, dated as of April 23, 2010, by and among Seller, the Initial Servicer, the Sub-Servicers party thereto, the Conduit Purchasers party thereto, the Purchaser Agents party thereto, the LC Participants party thereto, the Administrator and the LC Bank.

14. Purchase and Sale Agreement, dated as of April 30, 2003, by and among CONSOL Energy Inc. and the other originators party thereto (collectively, the “Originators”), the Initial Servicer and CNX Funding Corporation (the “CNX Funding”).

15. First Amendment to Purchase and Sale Agreement, dated as of April 30, 2007, by and among the Originators party thereto and CNX Funding.

16. Second Amendment to Purchase and Sale Agreement, dated as of November 16, 2007, by and among the Originators party thereto and CNX Funding.

17. Third Amendment to the Purchase and Sale Agreement, dated as of March 12, 2010, by and among the Originators party thereto and CNX Funding.

18. Guaranty and Suretyship Agreement, dated as of April 30, 2003, by CONSOL Energy Inc., as guarantor in favor of CNX Funding.

19. Amended and Restated Credit Agreement (the “CNX Credit Agreement”), dated as of April [12], 2011, by and among CNX Gas Corporation, a Delaware corporation, each of the guarantors party thereto, the lenders party thereto, and PNC Bank National Association, in its capacity as administrative agent for the lenders, and the other parties thereto.

20. CONSOL Amended and Restated Continuing Agreement of Guaranty and Suretyship, dated as of April [12], 2011, jointly and severally given by each of the guarantors party thereto and each of the other person which becomes a guarantor thereunder from time to time in favor of PNC Bank National Association, in its capacity as administrative agent, in connection with the CNX Credit Agreement.

21. Amended and Restated Continuing Agreement of Guaranty and Suretyship, dated as of April [12], 2011, jointly and severally given by each of the guarantors party thereto and each of the other person which becomes a guarantor thereunder from time to time in favor of PNC Bank National Association, in its capacity as administrative agent, in connection with the CNX Credit Agreement.

22, Loan Agreement dated as of September 1, 2010 by and between Maryland Economic Development Corporation, a body politic an corporate instrumentality of the State of Maryland, and CNX Marine Terminals Inc., a Delaware corporation (relating to $102,865,000 aggregate principal amount of Port Facilities Refunding Revenue Bonds (CNX Marine Terminals Inc. Port of Baltimore Facility) Series 2010).

EXHIBIT 7.1.4(B)

Form of Opinion of Reed Smith LLP

April 12, 2011

TO:	Each of the Lender Parties referenced below

CONSOL ENERGY INC.

Ladies and Gentlemen:

We have acted as special New York, Pennsylvania and Virginia counsel to CONSOL Energy Inc., a Delaware corporation (the “Borrower”), and each of the guarantors identified on Schedule I attached hereto (collectively, the “Guarantors;” the Borrower and the Guarantors are collectively referred to as the “Borrower Parties” and each individually as a “Borrower Party”) in connection with the transactions contemplated by the Amended and Restated Credit Agreement dated as of April 12, 2011 (the “Credit Agreement”) among the Borrower Parties, the various financial institutions as are or may from time to time become parties thereto as lenders (collectively, the “Lenders”), Bank of America, N.A., in its capacity as syndication agent (the “Syndication Agent”) and PNC Bank, National Association, in its capacity as administrative agent for the Lenders (the “Administrative Agent;” the Administrative Agent, the Syndication Agent, the Lenders, the Secured Parties under the Collateral Trust Agreement, and PNC Bank, National Association, as Corporate Trustee under the Collateral Trust Agreement (the “Collateral Trustee”) are collectively referred to as the “Lender Parties” and each individually as a “Lender Party”). This opinion letter is furnished to you pursuant to Section 7.1.4.2 of the Credit Agreement. Unless otherwise defined herein, terms used herein have the meanings provided for in the Credit Agreement.

I. Documents Reviewed

In connection with this opinion letter, we have examined the following documents, each of which is dated as of the date of the Credit Agreement unless otherwise indicated:

(a) the Credit Agreement;

(b) the Guaranty Agreement;

(c) the CNX Gas Guaranty Agreement;

(d) the Indemnity;

(e) the Intercompany Subordination Agreement;

(f) the CNX Gas Intercompany Subordination Agreement;

(g) the Notes;

(h) the Security Documents;

(i) the Successor Agent Agreement; and

(j) that certain Patent, Trademark and Copyright Assignment and Copyright Assignment and Assumption dated as of April 12, 2011 made by Wilmington Trust Company, as assignor and PNC Bank, National Association, as assignee (the “PTC Assignment”).

The documents referred to in clauses (a) through (j) above are referred to collectively as the “Subject Documents”. As used herein “Delaware UCC” means the Uniform Commercial Code as in effect on the date hereof in the State of Delaware, “New York UCC” means the Uniform Commercial Code as in effect on the date hereof in the State of New York, “Ohio UCC” means the Uniform Commercial Code as in effect on the date hereof in the State of Ohio “Pennsylvania UCC” means the Uniform Commercial Code as in effect on the date hereof in the Commonwealth of Pennsylvania, “Virginia UCC” means the Uniform Commercial Code as in effect on the date hereof in the Commonwealth of Virginia, “West Virginia UCC” means the Uniform Commercial Code as in effect on the date hereof in the State of West Virginia and “UCC” means the Delaware UCC, the New York UCC, the Ohio UCC, the Pennsylvania UCC, the Virginia UCC or the West Virginia UCC, as applicable.

In addition we have examined the following:

(i) originals, or copies identified to our satisfaction as being true copies, of such records, documents and other instruments as we have deemed necessary for the purposes of this opinion letter;

(ii) unfiled copies of UCC-3 Financing Statements (the “UCC Amendments”) each naming a Borrower Party identified on Schedule II attached hereto, as debtor, and naming, in each case, the Collateral Trustee, as secured party, to be filed with the office listed on Schedule II, as applicable to each Borrower Party (collectively, the “UCC Filing Offices”) each of which relates to an underlying previously filed UCC-1 Financing Statement (the “Existing Financing Statements”) each naming a Borrower Party as debtor and naming, in each case, Wilmington Trust Company, as secured party (collectively, the “Financing Statements”); and

(iii) a Certificate of the Borrower, a copy of which is attached as Annex A to this Opinion (the “Borrower’s Certificate”), together with the agreements and instruments referred to on Schedule I thereto (collectively, the “Reviewed Agreements”).

II. Assumptions Underlying Our Opinions

For all purposes of the opinions expressed herein, we have assumed, without independent investigation, that:

(a) Factual Matters. With regard to factual matters, to the extent that we deemed appropriate and we have reviewed and relied upon (a) the Borrower’s Certificate and other certificates of each Borrower Party or authorized representative thereof, (b) representations of each Borrower Party set forth in the Subject Documents and (c) certificates and assurances from public officials, all of such certificates, representations and assurances are accurate with regard to factual matters and all official records, including filings with public authorities, are properly indexed and filed, and except for the UCC Financing Statements, are accurate and complete.

(b) Signatures. The signatures of individuals signing the Subject Documents are genuine and authorized.

(c) Authentic and Conforming Documents. All documents submitted to us as originals are authentic, complete and accurate, and all documents submitted to us as copies conform to authentic original documents.

(d) Organizational Status. Each Borrower Party is a corporation, partnership or limited liability company duly organized, validly existing and in good standing under the laws of its jurisdiction of organization. Each Borrower Party is duly qualified, in good standing and authorized to do business in each jurisdiction where the ownership or leasing of real estate, the ownership of substantial assets other than real estate, the conduct of substantial business or the location of employees require it to be so qualified.

(e) Power and Authority. All parties to the Subject Documents have the capacity and full power and authority to execute, deliver and perform the Subject Documents and all documents and instruments contemplated thereby or required or permitted to be delivered thereunder and each Borrower Party has full power and authority to (i) own and operate its properties and assets and carry on its business as currently conducted, (ii) to incur the Indebtedness contemplated by the Subject Documents and (iii) to perform its Obligations under the Subject Documents to which it is a party.

(f) Authorization, Execution and Delivery. All of the Subject Documents and all documents and instruments contemplated thereby or required or permitted to be delivered thereunder have been duly authorized by all necessary corporate or other action on the part of the parties thereto and have been duly executed and delivered by such parties.

(g) Binding Effect. All of the Subject Documents and all documents and instruments contemplated thereby or required or permitted to be delivered thereunder are valid, binding and enforceable obligations of the parties thereto (other than the Borrower Parties and the CNX Gas Loan Parties).

(h) No Contravention. Neither the execution and delivery of the Subject Documents by any party thereto nor the performance by any party thereto with the terms and provisions thereof will conflict with or result in a breach of (i) the certificate or articles of incorporation, bylaws, certificate or articles of organization, operating agreement, certificate of limited partnership, partnership agreement, trust agreement or other similar organizational documents of any such party, (ii) any law or regulation of any jurisdiction applicable to any such party (other than the laws and regulations specified in paragraph III 2(a)) or (iii) any order, writ, injunction or decree of any court or governmental instrumentality or agency applicable to any such party or any agreement or instrument to which any such party is a party or by which its properties are subject or bound (other than, in the case of the Borrower Parties, the Reviewed Agreements and the Liens granted under the Subject Documents).

(i) Proceedings. There is no outstanding judgment, action, suit or proceeding pending against any Borrower Party before any court, governmental agency or arbitrator which challenges the legality, validity, binding effect or enforceability of any Subject Document to which such Borrower Party is a party.

(j) Consents for Certain Parties. All necessary consents, authorizations, approvals, permits or certificates (governmental, contractual and otherwise) which are required as a condition to the execution and delivery of the Subject Documents and all documents and instruments contemplated thereby or required or permitted to be delivered thereunder by the parties thereto (other than the Borrower Parties and the CNX Gas Loan Parties to the extent such consents, authorizations, approvals, filings, permits or certificates are specified in the opinion in paragraph III-3 below) and to the consummation by such parties of the transactions contemplated thereby have been obtained.

(k) Investment Company Act. No Borrower Party is an “investment company” or a company “controlled by” an “investment company” within the meaning of the Investment Company Act of 1940, as amended.

(l) Contrary Knowledge of Addressee. No addressee of this opinion letter has any actual knowledge that any of our factual assumptions or opinions is inaccurate.

(m) Accurate Description of Parties’ Understanding. The Subject Documents accurately describe and contain the mutual understanding of the parties, and there are no oral or written statements or agreements that modify, amend or vary, or purport to modify, amend or vary, any of the terms thereof.

(n) Value. Loans have been made and credit extended by and from the Secured Parties (as defined in the Collateral Trust Agreement) and value has been given to and for the benefit of each Borrower Party within the meaning of Section 9-203(b)(1) of the New York UCC under and pursuant to the Subject Documents, and each of the Borrower Parties has rights in the Collateral described in the Security Documents or the power to transfer rights in such Collateral sufficient to grant the liens and security interests contemplated in the Security Documents.

(o) Existing Financing Statements. Each Existing Financing Statement is correctly filed, indexed and recorded in the appropriate UCC Filing Office and the appropriate fee has been tendered.

(p) Possessory Collateral. Immediately prior to the effectiveness of the Successor Agent Agreement, Wilmington Trust Company in its capacity as Collateral Trustee under the Collateral Trust Agreement maintains possession of the Instruments and Certificated Securities defined in our opinion 5(b) and 5(c) below.

(q) Existing Control Agreements. Each of the deposit account control agreements and securities account control agreements listed on Schedule III.A. hereto (each a “Control Agreement”) are in full force and effect immediately prior to the effectiveness of the Successor Agent Agreement.

III. Our Opinions

Based on and subject to the foregoing and the other limitations, assumptions, qualifications and exclusions set forth in this opinion letter, we are of the opinion that:

1. Enforceability. Each Subject Document to which a Borrower Party or a CNX Gas Loan Party is a party constitutes the valid, binding and enforceable obligation of such Borrower Party or such CNX Gas Loan Party, as the case may be.

2. Noncontravention. Neither the execution, delivery and performance by any Borrower Party of any Subject Document to which it is a party (including the receipt of extensions of credit thereunder), nor the compliance by any Borrower Party with the terms and provisions thereof: (a) violates any present law, statute or regulation of the State of New York, the Commonwealth of Pennsylvania, the Commonwealth of Virginia or the United States (including Regulation U of the Board of Governors of the Federal Reserve System) that is applicable to such Borrower Party or such CNX Gas Loan Party, as the case may be, or the Delaware General Corporation Law (the “DGCL”) or the Delaware Limited Liability Company Act (the “DLLCA”); or (b) results in any breach of any of the terms of, or constitutes a default under, any Reviewed Agreement or results in the creation or imposition of any Lien (except as contemplated by the Subject Documents) upon any assets of such Borrower Party or such CNX Gas Loan Party pursuant to the terms of any Reviewed Agreement.

3. Governmental Approvals. No consent, approval, or authorization of, or filing with, any governmental authority of the State of New York, the Commonwealth of Pennsylvania, the Commonwealth of Virginia, or the United States or under the DGCL or the DLLCA is required for (a) the due execution, delivery and performance by any Borrower Party or any CNX Gas Loan Party of any Subject Document to which it is a party or (b) the validity, binding effect or enforceability of any Subject Document to which any Borrower Party or any CNX Gas Loan Party is a party, except (i) in each case as have previously been made or obtained and (ii) filings and recordings which are necessary to perfect the security interests granted under the Security Documents (including, without limitation, the filing of the Mortgages, the PTC Assignment and the UCC Amendments).

4. Creation of Security Interests. (a) The Security Agreement is effective to create a valid security interest in favor of the Collateral Trustee (for the benefit of the Secured Parties (as defined in the Collateral Trust Agreement)) to secure the indebtedness described therein, in all right, title and interest of each Borrower Party that is a party to the Security Agreement in and to all personal property included in the term “Collateral” (as defined in the Security Agreement) in which a security interest can be granted under Article 9 of the New York UCC (collectively, the “Article 9 Collateral”).

(b) The Pledge Agreement is effective to create a valid security interest in favor of the Collateral Trustee (for the benefit of the Secured Parties) to secure the indebtedness described therein, in all right, title and interest of each Borrower Party that is a party to the Pledge Agreement in the Pledged Collateral (as defined in the Pledge Agreement) in which a security interest can be granted under Article 9 of the New York UCC (the Article 9 Collateral and the Pledged Collateral are collectively referred to hereinafter as the “Subject Collateral”).

5. Perfection. (a) Each UCC Amendment is in appropriate form for recording in the corresponding UCC Filing Office. Upon such recording, the Collateral Trustee will continue to have a perfected security interest in those items of the Subject Collateral in which a security interest may be perfected under Article 9 of the Delaware UCC, the Pennsylvania UCC, the Virginia UCC, the Ohio UCC or the West Virginia UCC, as applicable, by the filing of a financing statement in the UCC Filing Offices.

(b) Upon the effectiveness of the Successor Agent Agreement, through possession by Wilmington Trust Company as bailee of the Collateral Trustee, and thereafter by delivery from Wilmington Trust Company to the Collateral Trustee (for the benefit of the Secured Parties), and the Collateral Trustee’s taking possession (within the meaning of Section 9-313(a) of the New York UCC), in the State of New York of that portion of the Article 9 Collateral consisting of instruments (within the meaning of Section 9-102(a)(47) of the New York UCC) (the “New York Delivered Instruments”), the Collateral Trustee (for the benefit of the Secured Parties) will have a perfected security interest in the New York Delivered Instruments; and (ii) upon delivery to the Collateral Trustee (for the benefit of the Secured Parties), and the Collateral Trustee’s taking possession (within the meaning of Section 9-313(a) of the Delaware UCC), in the State of Delaware of that portion of the Article 9 Collateral consisting of instruments (within the meaning of Section 9-102(a)(47) of the Delaware UCC) (the “Delaware Delivered Instruments”; the New York Delivered Instruments and the Delaware Delivered Instruments collectively, the “Instruments”), the Collateral Trustee, (for the benefit of the Secured Parties) will have a perfected security interest in the Delaware Delivered Instruments;

(c) Upon the effectiveness of the Successor Agent Agreement, through possession by Wilmington Trust Company as bailee of the Collateral Trustee, and thereafter by delivery from Wilmington Trust Company to the Collateral Trustee (for the benefit of the Secured Parties), and the Collateral Trustee’s taking possession (within the meaning of Section 9-313(a) of the New York UCC), in the State of New York of that portion of the Article 9 Collateral consisting of certificated securities (within the meaning of section 8-102(a)(4) of the New York UCC) in registered form, issued or indorsed in the name of the Collateral Trustee or in blank by an effective endorsement, or accompanied by undated stock powers with respect thereto duly indorsed in blank by an effective endorsement (the “New York Delivered Certificated Securities”), the Collateral Trustee (for the benefit of the Secured Parties) will have a perfected security interest in the New York Delivered Certificated Securities; and (ii) upon delivery to the Collateral Trustee, (for the benefit of the Secured Parties), and the Collateral Trustee’s taking possession (within the meaning of Section 9-313(a) of the Delaware UCC), in the State of Delaware of that portion of the Article 9 Collateral consisting of certificated securities (within the meaning of section 8-102(a)(4) of the Delaware UCC) in registered form, issued or indorsed in the name of the Collateral Trustee or in blank by an effective endorsement, or accompanied by undated stock powers with respect thereto duly indorsed in blank by an effective endorsement (the “Delaware Delivered Certificated Securities”; the New York Delivered Certificated Securities and the Delaware Delivered Securities collectively the “Certificated Securities”), the Collateral Trustee (for the benefit of the Secured Parties) will have a perfected security interest in the Delaware Delivered Certificated Securities.

(d) Upon (i) the effectiveness of the Successor Agent Agreement, and (ii) the acknowledgement of each respective depository bank or securities intermediary of receipt of the appropriate notice of assignment listed on Schedule III.B. hereto (each an “Assignment Notice”), the Collateral Trustee will have a perfected security interest in the applicable deposit account or securities account described in the Control Agreement to which such relevant Notice relates.

IV. Exclusions

We express no opinion with respect to the following matters:

(a) Indemnification and Change of Control. The enforceability of any agreement of a Borrower Party in a Subject Document relating to (i) indemnification, contribution or exculpation from costs, expenses or other liabilities or (ii) changes in the organizational control or ownership of such Borrower Party, which agreement (in the case of clause (i) or clause (ii)) is contrary to public policy or applicable law;

(b) Fraudulent Transfer. The effect, if applicable, of fraudulent conveyance, fraudulent transfer and preferential transfer laws and principles of equitable subordination;

(c) Jurisdiction, Venue, etc. The enforceability of any agreement of a Borrower Party in a Subject Document to submit to the jurisdiction of any specific federal or state court (other than the enforceability in a court of the State of New York of any such agreement to submit to the jurisdiction of a court of the State of New York), to waive any objection to the laying of the venue, to waive the defense of forum non conveniens in any action or proceeding referred to therein, to waive trial by jury, to effect service of process in any particular manner or to establish evidentiary standards, and any agreement of a Borrower Party regarding the choice of law governing a Subject Document (other than the enforceability in a court of the State of New York of any such agreement that the laws of the State of New York shall govern a Subject Document);

(d) Trust Relationship. The creation of any trust relationship by any Borrower Party on behalf of any Lender Party;

(e) Certain Laws. Federal securities laws or regulations, state securities and Blue Sky laws or regulations, federal and state banking laws and regulations (except as expressly provided in paragraph III 2(a)), pension and employee benefit laws and regulations, federal and state environmental laws and regulations, federal and state tax laws and regulations, federal and state health and occupational safety laws and regulations, building code, zoning, subdivision and other laws and regulations governing the development, use and occupancy of real property, the Hart-Scott-Rodino Antitrust Improvements Act of 1976 and other federal and state antitrust and unfair competition laws and regulations, the Assignment of Claims Act of 1940, and the effect of any of the foregoing on any of the opinions expressed;

(f) Local Ordinances. The ordinances, statutes, administrative decisions, orders, rules and regulations of any municipality, county, special district or other political subdivision of any state;

(g) Certain Agreements of Borrower Parties. Any agreement of a Borrower Party in a Subject Document providing for:

(i) specific performance of any Borrower Party’s obligations;

(ii) the right of any purchaser of a participation interest from any Lender to set off or apply any deposit, property or indebtedness with respect to any such participation interest;

(iii) establishment of a contractual rate of interest payable after judgment;

(iv) adjustments of payments among Lenders or rights of set off;

(v) the granting of any power of attorney;

(vi) survival of liabilities and obligations of any party under any of the Subject Documents arising after the effective date of termination of the Credit Agreement; or

(vii) obligations to make an agreement in the future;

(h) Remedies. Any provision in any Subject Document to the effect that rights or remedies are not exclusive, that every right or remedy is cumulative and may be exercised in addition to any other right or remedy, that the election of some particular remedy does not preclude recourse to one or more others or that failure to exercise or delay in exercising rights or remedies will not operate as a waiver of any such right or remedy;

(i) UCC Choice of Law. Any provision in any Subject Document with respect to governing law to the extent that such provision purports to affect the choice of law governing perfection and non-perfection of the security interests;

(j) Sale of Subject Collateral. Any provision in any Subject Document relating to the sale or other disposition of Subject Collateral except in compliance with the UCC (including any purchase thereof by the Collateral Trustee);

(k) Custody of Collateral. Any provisions in any Subject Document providing for the care of Subject Collateral in the possession of the Collateral Trustee to the extent inconsistent with Section 9-207 of the UCC;

(l) Waivers. Any purported waiver, release, variation, disclaimer, consent or other agreement to similar effect (collectively, a “Waiver”) by any Borrower Party under any Subject Document to the extent limited by Sections 1-102(3) or 9-602 of the UCC or other provisions of applicable law (including judicial decisions), except to the extent that such Waiver is effective under and is not prohibited by or void or invalid under Section 9-602 of the UCC or other provisions of applicable law (including judicial decisions);

(m) Title or Priority. Any person’s ownership rights in or title to, or priority of any security interest or lien on or with respect to, any property or assets forming any part of the Subject Collateral;

(n) Security Interest in Certain Types of Collateral. Either: (i) the creation of any security interest purported to be granted in or in respect of any property or assets, the creation of a security interest which is excluded from the coverage of Article 9 of the UCC or any consumer goods or (ii) the perfection of any security interest purported to be granted in (A) any of the assets described under clause (i) above, (B) timber to be cut, as extracted collateral, or rights therein, (C) fixtures, (D) inventory which is subject to any negotiable documents of title (such as negotiable bills of lading or warehouse receipts), (E) “know how”, copyrights, patents, trademarks, service marks, licenses, trade secrets, trade names and other intellectual property except to the extent a security interest therein can be perfected by filing of a financing statement, or (F) any other property or assets, the perfection of a security interest in which is subject to (1) a statute or treaty of the United States which provides for a national or international registration or a national or international certificate of title for the perfection or recordation of a security interest therein or which specifies a place of filing different from that specified in the UCC for filing to perfect or record such security interest, (2) a certificate of title statute or (3) the laws of any jurisdiction other than the State of New York, the Commonwealth of Pennsylvania, the Commonwealth of Virginia, Article 9 of the Delaware UCC, Article 9 of the Ohio UCC, Article 9 of the West Virginia UCC, or the United States;

(o) Enforceability of Lien on Certain Types of Collateral. The enforceability of any lien on or security interest in any Subject Collateral:

(i) consisting of goods of a consignor who has delivered such goods to any Borrower Party under a true consignment (as distinguished from a consignment intended as security);

(ii) as against a “buyer in the ordinary course of business” (within the meaning of Article 9 of the UCC) of the Subject Collateral; and

(iii) consisting of inventory of any Borrower Party in the event of any failure by a Borrower Party to have fully complied with the Fair Labor Standards Act of 1932, as amended, including Sections 206 and 207 thereof; and

(p) Security Interests. The creation, validity or perfection of any security interest or lien purported to be granted in or in respect of any of the Subject Collateral, other than as expressly provided in paragraphs III-4 and III-5 above.

V. Qualifications and Limitations

The opinions set forth above are subject to the following qualifications and limitations:

(a) Applicable Law. Our opinions are limited to the federal law of the United States, and the laws of the State of New York, the Commonwealth of Pennsylvania, the Commonwealth of Virginia, the DGCL, the DLLCA, the Delaware UCC, the Ohio UCC, and the WV UCC, and we do not express any opinion concerning any other law. With respect to our opinion 5(a) and the applicable provisions of the Delaware UCC, the Ohio UCC and the West Virginia UCC, we have, with your permission, confined our investigation of the laws of such jurisdiction to an examination of the relevant provisions of the Uniform Commercial Code as in effect in such jurisdiction as set forth in a standard compilation such as the CCH Secured Transactions Guide.

(b) Bankruptcy. Our opinions are subject to the effect of any applicable bankruptcy, insolvency (including, without limitation, laws relating to preferences, fraudulent transfers and equitable subordination), reorganization, moratorium and other similar laws affecting creditors’ rights generally.

(c) Equitable Principles. Our opinions are subject to the effect of general principles of equity (regardless of whether considered in a proceeding in equity or at law), including, without limitation, concepts of materiality, reasonableness, good faith and fair dealing. In applying such principles, a court, among other things, might limit the availability of specific equitable remedies (such as injunctive relief and the remedy of specific performance), might not allow a creditor to accelerate maturity of debt or exercise other remedies upon the occurrence of a default deemed immaterial or for non-credit reasons or might decline to order a debtor to perform covenants in a Subject Document. Further, a court may refuse to enforce a covenant if and to the extent that it deems such covenant to be violative of applicable public policy.

(d) Unenforceability of Certain Provisions. Certain of the provisions contained in the Subject Documents (including, without limitation, provisions that (i) require waivers or amendments to be made only in writing, (ii) purport to waive the right of statutory or equitable redemption or (iii) provide for the exercise of self-help or other remedies without judicial process)

may be unenforceable or ineffective, in whole or in part, but the inclusion of such provisions does not render any Subject Document invalid as a whole, and each of the Subject Documents contains, in our opinion, adequate remedial provisions for the ultimate practical realization of the principal benefits purported to be afforded by such Subject Document, subject to the other qualifications contained in this opinion letter. We note, however, that the unenforceability of such provisions may result in delays in enforcement of the rights and remedies of the Lender Parties under the Subject Documents, and we express no opinion as to the economic consequences, if any, of such delays.

(e) Choice of New York Law and Forum. To the extent that any opinion relates to the enforceability of the choice of New York law and choice of New York forum provisions of any Subject Document, our opinion is rendered in reliance upon N.Y. Gen. Oblig. Law §§ 5-1401 and 5-1402 (McKinney 2001) and N.Y. CPLR 327(b) (McKinney 2001) and is subject to the qualification that such enforceability may be limited by public policy considerations of any jurisdiction, other than the courts of the State of New York, in which enforcement of such provisions, or of a judgment upon an agreement containing such provisions, is sought.

(f) Knowledge. Whenever our opinions or qualifications are stated to be “to our knowledge” or “known to us” (or words of similar import), it means the actual knowledge of the particular Reed Smith LLP attorneys who have provided substantive representation of the Borrower Parties or the CNX Gas Loan Parties. Except as expressly set forth herein, we have not undertaken any independent investigation (including, without limitation, conducting any review, search or investigation of any public files or records or dockets or any review of our files) to determine the existence or absence of any facts, and no inference as to our knowledge concerning such facts should be drawn from our reliance on the same in connection with the preparation and delivery of this opinion letter.

(g) Noncontravention and Governmental Approvals. With respect to the opinions expressed in paragraphs III-2 and III-3, our opinions are limited (i) to our actual knowledge, if any, of the Borrower Parties’ specially regulated business activities and properties based solely upon the Borrower’s Certificate in respect of such matters and without any independent investigation or verification on our part and (ii) to our review of only those laws and regulations that, in our experience, are normally applicable to transactions of the type contemplated by the Subject Documents.

(h) Use of Proceeds. With respect to our opinion in paragraph III-2 as it relates to Regulations T, U and X of the Board of Governors of the Federal Reserve System, we have assumed that the Borrower will comply with the provisions of the Credit Agreement relating to the use of proceeds.

(i) Material Changes to Terms. Provisions in the Subject Documents which provide that any obligations of a Borrower Party thereunder will not be affected by the action or failure to act on the part of any Lender Party or by an amendment or waiver of the provisions contained in the other Subject Documents might not be enforceable under circumstances in which such action, failure to act, amendment or waiver so materially changes the essential terms of the obligations that, in effect, a new contract has arisen between the Lender Parties and the Borrower Parties.

(j) Incorporated Documents. This opinion does not relate to (and we have not reviewed) any documents or instruments other than the Subject Documents and the Reviewed Agreements, and we express no opinion as to such other documents or instruments (including, without limitation, any documents or instruments referenced or incorporated in any of the Subject Documents and the Reviewed Agreements) and any such other documents and instruments and the effect the same may have on the foregoing opinions.

(k) Mathematical Calculations. We have made no independent verification of any of the numbers, schedules, formulae or calculations in the Subject Documents, and we render no opinion with regard to the accuracy, validity or enforceability of any of them.

(l) Security Interest in Proceeds. The continuation and perfection of the Collateral Trustee’s security interest in the proceeds of the Subject Collateral are limited to the extent set forth in Section 9-315 of the UCC.

(m) Actions to Continue Effectiveness. We call to your attention to the following. In general, under Section 9515 of the UCC, a financing statement is effective for a period of five years from the date of filing. The effectiveness of a filed financing statement lapses upon the expiration of such period unless a continuation statement is filed prior to such lapse in accordance with the UCC. Upon such lapse the security interest in question would, in general, become unperfected. In general, a continuation statement may be filed within six months prior to the expiration of such five year period. Upon timely filing of a continuation statement in accordance with the UCC, the effectiveness of the original financing statement is continued for five years after the last date on which the filing was effective, whereupon such filing would lapse in the same manner unless another continuation is filed prior to such lapse. Succeeding continuation statements may be filed in the same way to continue the effectiveness of the financing statement.

(n) After-Acquired Property. A security interest in any Subject Collateral that constitutes after-acquired collateral does not attach until the applicable Borrower Party has rights in such after-acquired collateral.

(o) Property Acquired after Commencement of Bankruptcy Case. In the case of property which becomes part of the Subject Collateral after the date hereof, Section 552 of the Bankruptcy Reform Act of 1978, as amended (the “Bankruptcy Code”) limits the extent to which property acquired by a debtor after the commencement of a case under the Bankruptcy Code may be subject to a security interest arising from a security agreement entered into by the debtor before the commencement of such case.

(p) After-Acquired Property as Voidable Preference. In the case of property which becomes part of the Subject Collateral after the date hereof, Section 547 of the Bankruptcy Code provides that a transfer is not made until the debtor has rights in the property transferred, so a security interest in after-acquired property which is security for other than a contemporaneous advance may be treated as a voidable preference under the conditions (and subject to the exceptions) provided by Section 547 of the Bankruptcy Code.

(q) Rights of Third Parties in Certain Collateral. The rights of the Collateral Trustee with respect to Subject Collateral consisting of accounts, instruments, licenses, leases, contracts or other agreements will be subject to the claims, rights and defenses of the other parties thereto against the Borrower Parties.

(r) Licenses or Permits as Collateral. In the case of any Subject Collateral consisting of licenses or permits issued by governmental authorities or other persons or entities, the Borrower Parties may not have sufficient rights therein for the security interest of the Collateral Trustee to attach and, even if the Borrower Parties have sufficient rights for the security interest of the Collateral Trustee to attach, the exercise of remedies may be limited by the terms of the license or permit or require the consent of the governmental authority or other person or entity issuing such license or permit.

(s) Pledged Securities. Our opinions expressed in paragraphs III-5(b) and (c) as to the perfection of the security interest in Instruments and Certificated Securities by possession is subject to the following qualifications:

(i) we express no opinion as to the perfection by possession of the security interest of the Collateral Trustee in any portion of the Instruments and Certificated Securities, the continuous possession of which is not maintained by the Collateral Trustee in the State of New York or the State of Delaware. In addition, we call to your attention that perfection (and the effect of perfection and non-perfection) of the security interest of the Collateral Trustee in the Instruments and Certificated Securities may be governed by laws other than those of the New York UCC or the Delaware UCC to the extent the Instruments and Certificated Securities become located in a jurisdiction other than the State of New York or the State of Delaware; and

(ii) we call to your attention that in the case of the issuance of additional shares or other distributions in respect of the Pledged Securities, the security interests of the Collateral Trustee therein will be perfected by possession only if possession thereof is obtained or other action appropriate to the nature of the distribution is taken, in either case, in accordance with the provisions of the New York UCC or the Delaware UCC and other applicable law.

(t) Collateral Evidenced by Instruments. We note that, if any of the Subject Collateral is evidenced by instruments or tangible chattel paper or any other property in which a security interest may be perfected by taking possession (in each case as defined, and as provided for, in the UCC), the local law of the jurisdiction where such property is located will govern the priority of a possessory security interest in such property and the effect of perfection or non-perfection of a non-possessory security interest in such property.

(u) Effective Limits on Remedies. Notwithstanding that Sections 9-406(d), 9-407(a) 9-408(a) and 9-409(a) of the New York UCC render ineffective terms in agreements which prohibit, restrict or require the consent of the person obligated thereon to the assignment, transfer of, or the creation, attachment, perfection or enforcement of a security interest therein or which provide that any such assignment, transfer, creation, attachment or enforcement gives rise to a default, breach, right of recoupment, claim, defense, termination, right of termination or remedy thereunder, such ineffectiveness may nonetheless be limited as provided in Sections 9-408(c) and 9-409(b) of the New York UCC.

(v) Other UCC Limitations. Such opinions may also be limited by Subpart 3 and Subpart 4 of Part 3 of Article 9 of the UCC.

VI. Reliance on Opinions

The foregoing opinions are being furnished only to the Lender Parties and only for the purpose referred to in the first paragraph of this opinion letter, and this opinion letter is not to be furnished to any other person or entity or used or relied upon by any other person or entity or for any other purpose without our prior written consent. At your request, we hereby consent to reliance hereon by any future successor or assignee of any Lender’s interest in the loans under the Credit Agreement pursuant to an assignment that is made and consented to in accordance with the express provisions of Section 11.8 of the Credit Agreement, on the condition and understanding that (i) this letter speaks only as of the date hereof, (ii) we have no responsibility or obligation to update this letter, to consider its applicability or correctness to any person other than its addressee(s), or to take into account changes in law, facts or any other developments of which we may later become aware, and (iii) any such reliance by a future assignee must be actual and reasonable under the circumstances existing at the time of assignment, including any changes in law, facts or any other developments known to or reasonably knowable by the assignee at such time.

The headings or titles to paragraphs or sections of this opinion letter are for convenience of reference only and are not to be construed to have any effect or meaning with respect to such paragraphs or sections.

Very truly yours,

Attachments:

Schedule I	-	Borrower Parties

Schedule II		UCC Filing Offices

Schedule III		Control Agreements

Annex A	-	Borrower’s Certificate

SCHEDULE I

Borrower Parties

BORROWER PARTY	JURISDICTION OF FORMATION
AMVEST Coal & Rail, L.L.C.	Virginia

AMVEST Coal Sales, Inc.	Virginia

AMVEST Corporation	Virginia

AMVEST Gas Resources, Inc.	Virginia

AMVEST Mineral Services, Inc.	Virginia

AMVEST Minerals Company, L.L.C.	Virginia

AMVEST Oil & Gas, Inc.	Virginia

AMVEST West Virginia Coal, L.L.C.	West Virginia

Braxton-Clay Land & Mineral, Inc.	West Virginia

Central Ohio Coal Company	Ohio

CNX Land Resources Inc.	Delaware

CNX Marine Terminals, Inc.	Delaware

Conrhein Coal Company	Pennsylvania General Partnership

CONSOL Energy Holdings LLC VI	Delaware

CONSOL Energy Sales Company	Delaware

CONSOL Financial Inc.	Delaware

CONSOL of Canada Inc.	Delaware

CONSOL of Central Pennsylvania LLC	Pennsylvania

CONSOL of Kentucky Inc.	Delaware

SCHEDULE I

Borrower Parties

BORROWER PARTY	JURISDICTION OF FORMATION
CONSOL of Ohio LLC	Ohio

CONSOL of WV LLC	West Virginia

CONSOL of Wyoming LLC	Delaware

Consol Pennsylvania Coal Company LLC	Delaware

Consolidation Coal Company	Delaware

Eighty-Four Mining Company	Pennsylvania

Fola Coal Company, L.L.C.	West Virginia

Glamorgan Coal Company, L.L.C.	Virginia

Helvetia Coal Company	Pennsylvania

Island Creek Coal Company	Delaware

Keystone Coal Mining Corporation	Pennsylvania

Laurel Run Mining Company	Virginia

Leatherwood, Inc.	Pennsylvania

Little Eagle Coal Company, L.L.C.	West Virginia

McElroy Coal Company	Delaware

Mon River Towing, Inc.	Pennsylvania

MTB Inc.	Delaware

Nicholas-Clay Land & Mineral, Inc.	Virginia

Peters Creek Mineral Services, Inc.	Virginia

Reserve Coal Properties Company	Delaware

SCHEDULE I

Borrower Parties

BORROWER PARTY	JURISDICTION OF FORMATION
Rochester & Pittsburgh Coal Company	Pennsylvania

Southern Ohio Coal Company	West Virginia

TEAGLE Company, L.L.C.	Virginia

TECPART Corporation	Delaware

Terra Firma Company	West Virginia

Terry Eagle Coal Company, L.L.C.	West Virginia

Terry Eagle Limited Partnership	West Virginia

Twin Rivers Towing Company	Delaware

Vaughan Railroad Company	West Virginia

Windsor Coal Company	West Virginia

Wolfpen Knob Development Company	Virginia

SCHEDULE II

UCC Filing Offices

BORROWER PARTY	FILING OFFICE
Central Ohio Coal Company	Ohio Secretary of State

CNX Land Resources Inc.	Delaware Secretary of State

CNX Marine Terminals Inc.	Delaware Secretary of State

Conrhein Coal Company	Pennsylvania Secretary of State

CONSOL Energy Holdings LLC VI	Delaware Secretary of State

CONSOL Energy Inc.	Delaware Secretary of State

CONSOL Energy Sales Company	Delaware Secretary of State

CONSOL Financial Inc.	Delaware Secretary of State

CONSOL of Canada Inc.	Delaware Secretary of State

CONSOL of Central Pennsylvania LLC	Pennsylvania Secretary of State

CONSOL of Kentucky Inc.	Delaware Secretary of State

CONSOL of Ohio LLC	Ohio Secretary of State

CONSOL of WV LLC	West Virginia Secretary of State

CONSOL of Wyoming LLC	Delaware Secretary of State

Consol Pennsylvania Coal Company LLC	Delaware Secretary of State

Consolidation Coal Company	Delaware Secretary of State

Eighty-Four Mining Company	Pennsylvania Secretary of State

Helvetia Coal Company	Pennsylvania Secretary of State

Island Creek Coal Company	Delaware Secretary of State

Keystone Coal Mining Corporation	Pennsylvania Secretary of State

Laurel Run Mining Company	Virginia State Corporation Commission

SCHEDULE II

UCC Filing Offices

BORROWER PARTY	FILING OFFICE
Leatherwood, Inc.	Pennsylvania Secretary of State

McElroy Coal Company	Delaware Secretary of State

Mon River Towing, Inc.	Pennsylvania Secretary of State

MTB Inc.	Delaware Secretary of State

Reserve Coal Properties Company	Delaware Secretary of State

Rochester & Pittsburgh Coal Company	Pennsylvania Secretary of State

Southern Ohio Coal Company	West Virginia Secretary of State

Terra Firma Company	West Virginia Secretary of State

Twin Rivers Towing Company	Delaware Secretary of State

Windsor Coal Company	West Virginia Secretary of State

Wolfpen Knob Development Company	Virginia State Corporation Commission

SCHEDULE III

A. Deposit Account Control Agreement and Securities Account Control Agreements

1.	Account Control Agreement, dated as of June 30, 2004, among Consolidated Coal Company, Wilmington Trust Company, as Collateral Trustee and PNC Bank, National Association

2.	Account Control Agreement, dated as of July 12, 2004, among the Borrower, Wilmington Trust Company, as Collateral Trustee and PNC Bank, National Association

3.	Collateral Account Control Agreement, dated as of February 13, 2009, as amended as of November 1, 2010, among Borrower, Wilmington Trust Company, as Collateral Trustee and Merrill Lynch Pierce, Fenner & Smith Incorporated (successor to Banc of America Securities LLC)

4.	Securities Account Control Agreement, dated as of July 28, 2004, among Borrower, Wilmington Trust Company, as Collateral Trustee and BlackRock Institutional Management Corporation, as agent for BlackRock Liquidity Funds.

5.	Securities Account Control Agreement, dated as of June 30, 2004, among Borrower, Wilmington Trust Company, as Collateral Trustee and PNC Bank, National Association

6.	Securities Account Control Agreement, dated as of March 31, 2010, among Borrower, Wilmington Trust Company, as Collateral Trustee and The Huntington National Bank

B. Notices of Assignment

7.	Notice of assignment related to that certain Account Control Agreement, dated as of June 30, 2004, among Consolidated Coal Company, Wilmington Trust Company, as Collateral Trustee and PNC Bank, National Association

8.	Notice of assignment related to that certain Account Control Agreement, dated as of July 12, 2004, among the Borrower, Wilmington Trust Company, as Collateral Trustee and PNC Bank, National Association

9.	Notice of assignment related to that certain Collateral Account Control Agreement, dated as of February 13, 2009, as amended as of November 1, 2010, among Borrower, Wilmington Trust Company, as Collateral Trustee and Merrill Lynch Pierce, Fenner & Smith Incorporated (successor to Banc of America Securities LLC)

10.	Notice of assignment related to that certain Securities Account Control Agreement, dated as of July 28, 2004, among Borrower, Wilmington Trust Company, as Collateral Trustee and BlackRock Institutional Management Corporation

11.	Notice of assignment related to that certain Securities Account Control Agreement, dated as of June 30, 2004, among Borrower, Wilmington Trust Company, as Collateral Trustee and PNC Bank, National Association

12.	Notice of assignment related to that certain Securities Account Control Agreement, dated as of March 31, 2010, among Borrower, Wilmington Trust Company, as Collateral Trustee and The Huntington National Bank

Annex A

CONSOL ENERGY INC.

Borrower’s Certificate

Reference is made to the opinion letter of Reed Smith LLP (the “Opinion Letter”) delivered in connection with the Amended and Restated Credit Agreement dated as of April 12, 2011 among CONSOL Energy Inc., as borrower (the “Borrower”), the Guarantors party thereto (collectively, the “Guarantors;” the Borrower and the Guarantors are collectively referred to as the “Borrower Parties” and each individually as a “Borrower Party”), Bank of America, N.A., in its capacity as syndication agent, PNC Bank, National Association in its capacity as administrative agent, and the financial institutions party thereto, as Lenders. Capitalized terms used in this Certificate and not otherwise defined have the meanings assigned to such terms in the Opinion Letter.

Reed Smith LLP may rely on the respective representations and warranties that each Borrower Party has made in the Subject Documents and each of the certificates delivered thereunder. In addition, the Borrower certifies, in connection with the execution, delivery and performance by the Borrower Parties of the Subject Documents, the consummation of the transactions contemplated by the Subject Documents and issuance by Reed Smith LLP of the Opinion Letter, as follows:

1. Attached as Schedule I is a description of each of the Reviewed Agreements. A true and complete copy of each of the Reviewed Agreements has been previously furnished to Reed Smith LLP. No default or event of default or violation of any such agreements, instruments, decrees or orders exists both before and immediately giving effect to the transactions contemplated by the Subject Documents.

2. Neither the Borrower nor any Guarantor engages or proposes to engage in any industry or business or activity, or own any property or asset, that causes or would cause it to be subject to special local, state or federal regulation not applicable to business corporations generally, other than Laws relating to (a) the production, processing, sale or transportation of coal, (b) the exploration, production, processing, transmission, transportation or sale of methane natural gas, coal bed methane, coal mine methane or other gas or oil, (c) the growth, harvesting and sale of timber, (d) general transportation, fleeting and terminal services, (e) acquisitions, dispositions and leasing of real property or (f) research and development relating to any of the foregoing.

3. There is no Borrower Party and no Guarantor that (i) holds any permit issued by any Official Body or (ii) is a signatory party to or otherwise bound by any consent order, consent decree, notice of violation, compliance order or similar order issued by any Official Body, that would either (x) require such Borrower Party or Guarantor to obtain the approval of an Official Body to execute and deliver any Subject Document or any document or instrument contemplated thereby or required or permitted to be delivered pursuant thereto to which it is a party or consummate the transactions as therein contemplated or (y) prohibit or limit any such Borrower Party or Guarantor from executing and delivering any Subject Document to which it is a party or consummating the transactions as therein contemplated.

IN WITNESS WHEREOF, I have signed the Certificate in my capacity as Vice President and Treasurer of the Borrower this          day of April, 2011.

CONSOL ENERGY INC.

By:
Name:	John M. Reilly
Title:	Vice President and Treasurer

Annex A

SCHEDULE I

Borrower’s Certificate

1. $1,500,000,000 aggregate principal amount of CONSOL Energy Inc. (“Company”) 8.000% Senior Notes due 2017 (the “2017 Notes”)

2. Indenture, dated April 1, 2010, among the Company, each of the Company’s subsidiaries (each such subsidiary, a “Guarantor”, and collectively, the “Guarantors”) and The Bank of Nova Scotia Trust Company of New York, as trustee (the “Trustee”) for the 2017 Notes.

3. $1,250,000,000 aggregate principal amount of the Company’s 8.250% Senior Notes due 2020 (the “2020 Notes”).

4. Indenture, dated April 1, 2010, among the Company, the Guarantors and the Trustee for the 2020 Notes.

5. $250,000,000 aggregate principal amount of the Company’s 6.375% Senior Notes due 2021 (the “2021 Notes”).

6. Indenture, dated March 9, 2011, among the Company, certain of its subsidiaries, and The Trustee, as trustee for the for the 2021 Notes.

7. Amended and Restated Receivables Purchase Agreement, dated as of April 30, 2007, by and among CNX Funding Corporation, as seller (the “Seller”), CONSOL Energy Inc. as initial servicer (the “Initial Servicer”), the sub-servicers party thereto (the “Sub-Servicers”), the conduit purchasers party thereto (the “Conduit Purchasers”), the purchaser agents party thereto (the “Purchaser Agents”), the “LC Participants” party thereto (the “LC Participants”) and PNC Bank, National Association, as administrator for the Conduit Purchasers (the “Administrator”) and as issuer of letters of credit (the “LC Bank”).

8. First Amendment to Amended and Restated Receivables Purchase Agreement, dated as of May 9, 2007, by and among the Seller, the Initial Servicer, the Conduit Purchasers party thereto, the Purchaser Agents party thereto, the LC Participants party thereto, the Administrator and the LC Bank.

9. Second Amendment to Amended and Restated Receivables Purchase Agreement, dated as of July 27, 2007, by and among the Seller, the Initial Servicer, the Conduit Purchasers party thereto, the Purchaser Agents party thereto, the LC Participants party thereto, the Administrator and the LC Bank.

10. Third Amendment to Amended and Restated Receivables Purchase Agreement, dated as of November 16, 2007, by and among the Seller, the Initial Servicer, the Sub-Servicers party thereto, the Conduit Purchasers party thereto, the Purchaser Agents party thereto, the LC Participants party thereto, the Administrator and the LC Bank.

11. Fourth Amendment to Amended and Restated Receivables Purchase Agreement, dated as of April 27, 2009, by and among the Seller, the Initial Servicer, the Sub-Servicers party thereto, the Conduit Purchasers party thereto, the Purchaser Agents party thereto, the LC Participants party thereto, the Administrator and the LC Bank.

12. Fifth Amendment to Amended and Restated Receivables Purchase Agreement and Waiver, dated as of March 12, 2010, by and among the Seller, the Initial Servicer, the Sub Servicers party thereto, the Conduit Purchasers party thereto, the Purchaser Agents party thereto, the LC Participants party thereto, the Administrator and the LC Bank.

13. Sixth Amendment to Amended and Restated Receivables Purchase Agreement, dated as of April 23, 2010, by and among Seller, the Initial Servicer, the Sub-Servicers party thereto, the Conduit Purchasers party thereto, the Purchaser Agents party thereto, the LC Participants party thereto, the Administrator and the LC Bank.

14. Purchase and Sale Agreement, dated as of April 30, 2003, by and among CONSOL Energy Inc. and the other originators party thereto (collectively, the “Originators”), the Initial Servicer and CNX Funding Corporation (the “CNX Funding”).

15. First Amendment to Purchase and Sale Agreement, dated as of April 30, 2007, by and among the Originators party thereto and CNX Funding.

16. Second Amendment to Purchase and Sale Agreement, dated as of November 16, 2007, by and among the Originators party thereto and CNX Funding.

17. Third Amendment to the Purchase and Sale Agreement, dated as of March 12, 2010, by and among the Originators party thereto and CNX Funding.

18. Guaranty and Suretyship Agreement, dated as of April 30, 2003, by CONSOL Energy Inc., as guarantor in favor of CNX Funding.

19. Amended and Restated Credit Agreement (the “CNX Credit Agreement”), dated as of April 12, 2011, by and among CNX Gas Corporation, a Delaware corporation, each of the guarantors party thereto, the lenders party thereto, and PNC Bank National Association, in its capacity as administrative agent for the lenders, and the other parties thereto.

20. CONSOL Amended and Restated Continuing Agreement of Guaranty and Suretyship, dated as of April 12, 2011, jointly and severally given by each of the guarantors party thereto and each of the other person which becomes a guarantor thereunder from time to time in favor of PNC Bank National Association, in its capacity as administrative agent, in connection with the CNX Credit Agreement.

21. Amended and Restated Continuing Agreement of Guaranty and Suretyship, dated as of April 12, 2011, jointly and severally given by each of the guarantors party thereto and each of the other person which becomes a guarantor thereunder from time to time in favor of PNC Bank National Association, in its capacity as administrative agent, in connection with the CNX Credit Agreement.

22, Loan Agreement dated as of September 1, 2010 by and between Maryland Economic Development Corporation, a body politic an corporate instrumentality of the State of Maryland, and CNX Marine Terminals Inc., a Delaware corporation (relating to $102,865,000 aggregate principal amount of Port Facilities Refunding Revenue Bonds (CNX Marine Terminals Inc. Port of Baltimore Facility) Series 2010).

EXHIBIT 7.1.4(C)

[Form of]

OPINION OF LOCAL COUNSEL1

Matters to be covered in Opinions of each local counsel to the Loan Parties:

1.	The amendments to the Mortgages are in form sufficient for recording, are enforceable and upon proper recording and indexing, create valid, perfected liens and constitute notice to third parties of the rights of the Mortgagee.

2.	Consents and Approvals as to Loan Parties with respect to the mortgage amendments to the Mortgages (Section 6.1.11).

3.	The Mortgages, as amended by the mortgage amendments, are effective to secure the Secured Debt.

4.	The Opinion recipients can continue to rely on the Opinions delivered June 30, 2004, April 1, 2005, June 27, 2007 and May 7, 2010.

5.	Such other matters as the Administrative Agent or the Lenders may reasonably request

[1]	Capitalized terms used and not defined herein are used with the meanings assigned to such terms in the Credit Agreement.

EXHIBIT 8.2.6

ACQUISITION COMPLIANCE CERTIFICATEa

            , __

PNC Bank, National Association, as Administrative Agent

One PNC Plaza

249 Fifth Avenue

Pittsburgh, Pennsylvania 15222-2707

Ladies and Gentlemen:

I refer to the Amended and Restated Credit Agreement dated as of April 12, 2011 (as hereafter modified, amended, supplemented or restated from time to time, the “Credit Agreement”) among CONSOL Energy Inc. (the “Borrower”), the Guarantors set forth therein, the Lenders set forth therein, PNC Bank, National Association as the administrative agent for the Lenders (the “Administrative Agent”) and Bank of America, N.A., as the syndication agent. Unless otherwise defined herein, terms defined in the Credit Agreement are used herein with the same meanings. References herein to Sections of the Credit Agreement are qualified, in their entirety, by the applicable provision of the Section of the Credit Agreement so referred to and together with all related provisions and definitions referred to in such Section or incorporated therein.

I,                         , [specify: Chief Executive Officer/President/Chief Financial Officer/Treasurer] of the Borrower, do hereby certify on behalf of the Borrower as of the [specify: fiscal quarter/fiscal year ended                     , 20__] as follows:

In connection with Section 8.2.6 of the Credit Agreement and with respect to a proposed Permitted Acquisition by                          [name of Loan Party that will be making the Permitted Acquisition] (the “Acquiring Company”) of                          [specify: assets/stock] [specify: by purchase/by merger and insert description of the transaction] (the “Acquisition”) of                          [insert name of entity whose assets are/stock is being acquired] (the “Target”):

The proposed date of the Acquisition is                          (the “Acquisition Date”) [at least 5 Business Days after the date of this certificate].

The “Report Date” herein shall be the date of the most recent fiscal quarter ended prior to the proposed Acquisition of the Target.

I. The Target is engaged in                          [describe business being acquired] which complies with Section 8.2.10 of the Credit Agreement.

[a]	To be delivered only if the Consideration for the Permitted Acquisition exceeds the Threshold Amount.

II. Minimum Interest Coverage Ratio [Sections 8.2.6(ii)(E) and 8.2.16]. The Interest Coverage Ratio of the Loan Parties is             to 1.0 (insert from calculation set forth on Appendix A hereto) after giving effect to the Acquisition, which is not less than the permitted ratio of 2.5 to 1.0.

III. Maximum Leverage Ratio [Sections 8.2.6(ii)(D) and (E)]. The Leverage Ratio after giving effect to the Acquisition, including in such computation Indebtedness incurred in connection with such Acquisition and including income earned or expenses incurred by the Person, business or assets to be acquired prior to the date of such Acquisition is              to 1.0 (insert from calculation set forth on Appendix A hereto). If such Leverage Ratio is 3.5 to 1.0 or higher after taking into account the Acquisition, please complete subparagraph (a) and (b), below:

(a)	Consideration. The aggregate of all Consideration to be paid by the Loan Parties for such Acquisition plus the Consideration for all other Permitted Acquisitions made in the current fiscal year, including, without duplication, (i) cash paid by any of the Loan Parties, directly or indirectly, to the seller in connection with the Acquisition, (ii) the Indebtedness incurred or assumed by any of the Loan Parties, whether in favor of the seller or otherwise and whether fixed or contingent, (iii) any Guaranty given to, or incurred by any Loan Party in connection with the Acquisition and (iv) any other consideration given or obligation incurred by any of the Loan Parties in connection with the Acquisition is $ , which does not exceed $100,000,000.

(b)	Maximum Senior Secured Leverage Ratio [Sections 8.2.6(ii)(E) and 8.2.17] The Senior Secured Leverage Ratio after giving effect to the Acquisition is to 1.0 (insert from calculation set forth on Appendix A hereto), which is not less than the permitted ratio of 2.0 to 1.0.

4. Availability (Section 8.2.6(ii)(E)). The Borrower has, after giving effect to the Acquisition, $             of Availability (insert from calculation set forth on Appendix A hereto) which is not less than the permitted amount of $100,000,000.

5. Indebtedness (Section 8.2.1(vii) and clause (xii) of the definition of Permitted Liens). The Loan Parties, in order to consummate the Acquisition, have incurred or assumed, or will incur $             of Indebtedness subject to Liens, which Indebtedness is not greater than $250,000,000 in the aggregate outstanding at any one time.

6. Attached hereto as Exhibit [_] are the [insert description of the financial statements or other financial information of the Target] upon which the calculations in this certificate with respect to the Target are based.

7. The Borrower is providing contemporaneously herewith, copies of any agreements entered into or proposed to be entered into by the applicable Loan Parties in connection with the Acquisition.

8. No Event of Default or Potential Default exists immediately prior to and after giving effect to the Acquisition.

IN WITNESS WHEREOF, the undersigned has executed this Certificate this              day of             , 20        .

By:
Name:
Title: [Chief Executive Officer/ President/Chief Financial Officer/Treasurer

APPENDIX A

Credit Agreement	Consolidated for Borrower and its Subsidiaries		Target	Consolidated Pro Forma[a]
1. Maximum Leverage Ratio (Section 8.2.15). The ratio of (a) Financial Covenant Debt to (b) Consolidated EBITDA as of the Report Date is (insert from Item 1(c), below):		to 1.0			to 1.0

(a) Financial Covenant Debt, determined as of the fiscal quarter of the Borrower ending as of the Report Date, is computed as follows:

(i) indebtedness for borrowed money of the Loan Parties	$		$	$

(ii) obligations evidenced by notes, bonds, debentures or similar instruments or that bear interest of the Loan Parties	$		$	$

(iii) reimbursement and other obligations with respect to letters of credit and bankers’ acceptances, whether or not matured of the Loan Parties	$		$	$

[a]

All calculations are on a pro-forma basis, based upon the financial statements of the Loan Parties as of the Report Date, after giving effect to the Permitted Acquisition (i.e., if a financial covenant is measured for the immediately preceding four fiscal quarters as of the Report Date, the financial results of the Target as well as the Borrower and its Subsidiaries will be included in that four fiscal quarter period calculation) and include in such calculations Indebtedness or other liabilities assumed or incurred in connection with such Permitted Acquisition and income earned or expenses incurred by the Target prior to the date of the Permitted Acquisition).

Credit Agreement	Consolidated for Borrower and its Subsidiaries	Target	Consolidated Pro Forma[a]

(iv) indebtedness for the deferred purchase price of property or services, other than trade payables incurred in the ordinary course of business and payable in accordance with customary practices that are not overdue for more than 90 days of the Loan Parties unless contested in good faith and by appropriate proceedings if adequate reserves in accordance with GAAP have been established and accrued expenses incurred in the ordinary course of business

	$	$	$

(v) indebtedness created or arising under any conditional sale or other title retention agreements with respect to property acquired of the Loan Parties (even though the rights and remedies of the seller or lender under such agreement in the event of default are limited to repossession or sale of such property)

	$	$	$

(vi) obligations under any capital leases of the Loan Parties (other than advance royalties under a mineral lease)	$	$	$

(vii) obligations to purchase, redeem, retire, defease or otherwise acquire for value any capital stock, other equity interest valued, in the case of redeemable preferred stock, at the greater of its voluntary liquidation preference and its involuntary liquidation preference plus accrued and unpaid dividends of the Loan Parties

	$	$	$

(viii) reimbursement obligations, to the extent not included in Item (iii) above, under standby letters of credit of the Loan Parties (whether or not issued under the Credit Agreement)	$	$	$

(ix) non-contingent reimbursement obligations, to the extent not included in Item (iii) above of the Loan Parties, or other matured obligations with respect to Indebtedness of the type specified in Item (iii) above of the Loan Parties

	$	$	$

Credit Agreement	Consolidated for Borrower and its Subsidiaries	Target	Consolidated Pro Forma[a]
(x) the sum (without duplication) of Items 1(a)(i) through 1(a)(ix) equals	$	$	$

(xi) obligations under undrawn standby letters of credit (whether or not issued under the Credit Agreement) issued with respect to performance obligations under sales contracts, performance obligations with respect to mine reclamation, performance obligations relating to black lung benefit liabilities and performance obligations relating to workers compensation and other employee benefit liabilities of the Loan Parties (but only to the extent that the foregoing is included in the amount determined under Item (x) above)

	$	$	$

(xii) obligations under each other letter of credit in respect of which any Loan Party has provided Letter of Credit Support, but only in an amount equal to such Letter of Credit Support of the Loan Parties (but only to the extent that the foregoing is included in the amount determined under Item (x) above)

	$	$	$

(x) obligations in respect of advance royalty commitments of the Loan Parties (but only to the extent that the foregoing is included in the amount determined under Item (x) above)	$	$	$

(xiv) the sum (without duplication) of Items 1(a)(xi) through (xiii) equals	$	$	$

(xv) the difference between 1(a)(x) minus 1(a)(xiv)	$	$	$

(xvi) Cash on Hand	$	$	$

(xvi) Item 1(a)(xv) reduced by Item 1(a)(xvi) equals the Financial Covenant Debt	$	$	$

Credit Agreement	Consolidated for Borrower and its Subsidiaries	Target	Consolidated Pro Forma[a]
(b) Consolidated EBITDA as of the Report Date for the four fiscal quarters then ended, consolidated and combined in accordance with GAAP, is computed as follows:[a]

(i) Consolidated Net Income (or loss)	$	$	$

(ii) non-cash compensation expenses related to common stock and other equity securities issued to employees	$	$	$

(iii) extraordinary gains and losses	$	$	$

(iv) gains or losses on discontinued operations	$	$	$

(v) Item (i) minus the sum of Items (ii) through (iv) equals the adjusted Consolidated Net Income	$	$	$

(vi) interest expense (net of interest income) (to the extent deducted in determining Item (i) above)	$	$	$

(vii) income tax expense (to the extent deducted in determining Item (i) above)	$	$	$

(viii) depreciation (to the extent deducted in determining Item (i) above)	$	$	$

(ix) depletion (to the extent deducted in determining Item (i) above)	$	$	$

[a]

With respect to any period during which Material Acquisition/Disposition or a Permitted Gas Properties Disposition by the Loan Parties has occurred, Consolidated EBITDA shall be calculated as if such Material Acquisition/Disposition or such Permitted Gas Properties Transaction had been consummated at the beginning of such period.

Credit Agreement	Consolidated for Borrower and its Subsidiaries		Target	Consolidated Pro Forma[a]
(x) amortization (to the extent deducted in determining Item (i) above)	$		$	$

(xi) non-cash debt extinguishment costs (to the extent deducted in determining Item (i) above)	$		$	$

(xii) non-cash charges due to cumulative effects of changes to accounting principles (to the extent deducted in determining Item (i) above)	$		$	$

(xiii) non-recurring transaction costs expensed ( in accordance with GAAP) by the Loan Parties in connection with the Dominion Acquisition of up to 10% of Consolidated EBITDA	$		$	$

(xiv) cash dividends or distributions received from Excluded Subsidiaries and Affiliates that are not Loan Parties except to the extent that any such cash dividends or distributions received in connection with a Permitted Gas Properties Disposition are used for a distribution or dividend by the Borrower

	$		$	$

(xv) the sum of Items (v) through (xiv), inclusive, equals Consolidated EBITDA	$		$	$

(c) Item 1(a)(xvii) divided by Item 1(b)(xv)) equals the Maximum Leverage Ratio		to 1.0			to 1.0

2. Minimum Interest Coverage Ratio (Section 8.2.16). The ratio of (a) Consolidated EBITDA to (b) Consolidated Cash Interest Expense calculated as of the Report Date for the four (4) fiscal quarters then ended is (Insert from line 2(c), below):

		to 1.0			to 1.0

(a) Consolidated EBITDA is equal to Item 1(b)(xv), above	$		$	$

Credit Agreement	Consolidated for Borrower and its Subsidiaries		Target		Consolidated Pro Forma[a]

(b) Consolidated Cash Interest Expense after giving effect to the Acquisition, equals interest expense (in each case required in accordance with the terms of the note, instrument or other agreement applicable thereto to be payable in cash, other than to the extent the borrower thereunder has elected to pay such interest in kind) of the Loan Parties and CNX Funding for such period determined and consolidated in accordance with GAAP):

	$		$		$

(c) Item 2(a) divided by Item 2(b) equals the Minimum Interest Coverage Ratio		to 1.0				to 1.0

3. Availability. The Availability, after giving effect to the Acquisition, is (Insert from Item 3(f), below):	$			N/A	$

(a) cash or cash equivalents of the Loan Parties which is not subject to any Lien or other restriction limiting the availability of such funds to repay the Loans	$		$		$

(b) Revolving Credit Commitments	$			N/A	$

(c) Revolving Facility Usage	$			N/A	$

(d) Item 3(b) minus Item 3(c) (if a positive number)	$			N/A	$

(e) the lesser of $            , the unused portion of the Permitted Receivables Financing, and $            , the amount of Accounts owned by the Loan Parties that have not been sold to the Securitization Subsidiary but that otherwise qualify for such sale under the Permitted Receivables Financing

	$			N/A	$

Credit Agreement	Consolidated for Borrower and its Subsidiaries		Target		Consolidated Pro Forma[a]
(f) Availability equals the sum of Item 3(a), Item 3(d) and Item 3(e)	$			N/A	$

4. Maximum Senior Secured Leverage Ratio (Section 8.2.17). The ratio of (a) Secured Debt to (b) Consolidated EBITDA of the Loan Parties, after giving effect to the Acquisition, for the four (4) fiscal quarters then ended isa (Insert from Item 4(c), below):

(a) Calculation of Secured Debt - Secured Debt for the Loan Parties is determined as follows (all capitalized terms set forth below related to Secured Debt shall have the meaning ascribed to them in the Collateral Trust Agreement):

(i) Credit Facility Debt (other than any Letters of Credit that have been cash collateralized pursuant to Section 2.9.10 [Cash Collateral Prior to the Expiration Date] of the Credit Facility Agreement)

	$		$		$

(ii) Public Debt	$		$		$

(iii) without duplication, all fees, expenses and charges (including, without limitation, indemnification, reimbursement or contribution obligations) due or owing to any Secured Party arising under any Debt Instrument, the Collateral Trust Agreement or any Security Document

	$		$		$

(b) Calculation of Consolidated EBITDA (insert from Item 1(b)(xv) above):	$		$		$

(c) Item 3(a) divided by Item 3(b) equals the Maximum Senior Secured Leverage Ratio		to 1.0				to 1.0

[a]	To be completed if such pro forma Leverage Ratio is 3.5 to 1.0 or higher after taking into account such Acquisition

EXHIBIT 8.3.4

QUARTERLY COMPLIANCE CERTIFICATE

            ,

PNC Bank, National Association, as Administrative Agent

One PNC Plaza

249 Fifth Avenue

Pittsburgh, Pennsylvania 15222-2707

Ladies and Gentlemen:

I refer to the Amended and Restated Credit Agreement dated as of April 12, 2011 (as hereafter modified, amended, supplemented or restated from time to time, the “Credit Agreement”) among CONSOL Energy Inc. (the “Borrower”), the Guarantors set forth therein, the Lenders set forth therein, PNC Bank, National Association, as the administrative agent for the Lenders (the “Administrative Agent”) and Bank of America, N.A., as the syndication agent. Unless otherwise defined herein, terms defined in the Credit Agreement are used herein with the same meanings. References herein to Sections of the Credit Agreement are qualified, in their entirety, by the applicable provisions of the Section of the Credit Agreement so referred to and together with all related provisions and definitions referred to in such Section or incorporated therein.

I,                                     , [Chief Financial Officer / Treasurer] of the Borrower, do hereby certify on behalf of the Borrower as of the quarter / year ended             ,         (the “Report Date”), as follows:

IV. Leverage Ratio (Section 8.2.15). The ratio of (a) Financial Covenant Debt to (b) Consolidated EBITDA is             to 1.0 (insert ratio from Item 1(c), below) as of the Report Date, which is not more than the permitted ratio of             to 1.0 (insert ratio from table below based on the applicable Period).

Period	Ratio
Closing Date through March 31, 2013	4.75 to 1.0
June 30, 2013 and thereafter	4.50 to 1.0

NOTE: Notwithstanding the above, the maximum permitted Leverage Ratio shall be reduced (i) by 0.25 to 1.0 if the aggregate gross proceeds received after the Closing Date by the Loan Parties from the Permitted Coal Properties Disposition are in excess of $500,000,000, (ii) by an additional 0.25 to 1.0 if the aggregate gross proceeds received after the Closing Date by the Loan Parties from the Permitted Coal Reserve Disposition are in excess of $1,000,000,000, and (iii) by an additional 0.25 to 1.0 if the aggregate gross proceeds received after the Closing

Date by the Loan Parties from the Permitted Coal Reserve Disposition are in excess of $1,500,000,000.

A. Financial Covenant Debt (determined as of the end of the fiscal quarter of the Borrower ending as of the Report Date) for the Loan Parties is determined as the difference between amount (A) and amount (B) reduced by amount (C) determined below, as follows:

(i)	indebtedness for borrowed money	$	_________

(ii)	obligations evidenced by notes, bonds, debentures or similar instruments or that bear interest	$	_________

(iii)	reimbursement and other obligations with respect to letters of credit and bankers’ acceptances, whether or not matured	$	_________

(iv)	indebtedness for the deferred purchase price of property or services (other than trade payables incurred in the ordinary course of business and payable in accordance with customary practices that are not overdue for more than 90 days unless contested in good faith and by appropriate proceedings if adequate reserves in accordance with GAAP have been established and accrued expenses incurred in the ordinary course of business)	$	_________

(v)	indebtedness created or arising under conditional sale and other title retention agreements with respect to property acquired (even though the rights and remedies of the seller or limited to repossession lender under such agreement in the event of default are or sale of such property)	$	_________

(vi)	obligations under capital leases (other than advance royalties under a mineral lease)	$	_________

(vii)	obligations to purchase, redeem, retire, defease or otherwise acquire for value any capital stock, other equity interest valued, in the case of redeemable preferred stock, at the greater of its voluntary liquidation preference and its involuntary liquidation preference plus accrued and unpaid dividends	$	_________

(viii)	reimbursement obligations, to the extent not included in clause (iii) above, under standby letters of credit (whether or not issued under the Credit Agreement)	$	_________

(ix)	non-contingent reimbursement obligations, to the extent not included in clause (iii) above, or other matured obligations with respect to Indebtedness of the type specified in clause (iii) above	$	_________

(x)	the sum (without duplication) of items (i) through (ix) equals amount (A)	$	_________

(xi)	obligations under undrawn standby letters of credit (whether or not issued under the Credit Agreement) issued with respect to performance obligations under sales contracts, performance obligations with respect to mine reclamation, performance obligations relating to black lung benefit liabilities and performance obligations relating to workers compensation and other employee benefit liabilities (but only to the extent that the foregoing is included in the amount determined under amount (A) above)	$	_________

(xii)	obligations under each other letter of credit in respect of which any Loan Party has provided Letter of Credit Support, but only in an amount equal to such Letter of Credit Support (but only to the extent that the foregoing is included in the amount determined under amount (A) above)	$	_________

(xiii)	obligations in respect of advance royalty commitments (but only to the extent that the foregoing is included in the amount determined under amount (A) above)	$	_________

(xiv)	the sum (without duplication) of items (xi) through (xiii) equals amount (B)	$	_________

(xv)	Cash On Hand equals amount (C)	$	_________

(xvi)	the difference between amount (A) _______ (from item (x) above) and amount (B) ______ (from item (xiv) above) reduced by amount (C) ______ (from item (xv) above) equals Financial Covenant Debt	$	_________

B. Consolidated EBITDA of the Loan Parties as of the Report Date for the four fiscal quarters then ended, consolidated and combined in accordance with GAAP:a

(i)	Consolidated Net Income (or loss)	$	_________

(ii)	non-cash compensation expenses related to common stock and other equity securities issued to employees	$	_________

(iii)	extraordinary gains and losses gains or losses on discontinued operations	$	_________

[a]

With respect to any period during which Material Acquisition/Disposition or a Permitted Gas Properties Disposition by the Loan Parties has occurred, Consolidated EBITDA shall be calculated as if such Material Acquisition/Disposition or such Permitted Gas Properties Disposition had been consummated at the beginning of such period.

(iv)	gains or losses on discontinued operations	$	_________

(v)	item (i) minus the sum of items (ii) through (iv) equals adjusted Consolidated Net Income	$	_________

(vi)	interest expense (net of interest income) (to the extent deducted in determining item (i) above)	$	_________

(vii)	income tax expense (to the extent deducted in determining item (i) above)	$	_________

(viii)	depreciation (to the extent deducted in determining item (i) above)	$	_________

(ix)	depletion (to the extent deducted in determining item (i) above)	$	_________

(x)	amortization of property, plant, equipment and intangibles (to the extent deducted in determining item (i) above)	$	_________

(xi)	non-cash debt extinguishment costs (to the extent deducted in determining item (i) above)	$	_________

(xii)	non-cash charges due to cumulative effects of changes to accounting principles (to the extent deducted in determining item (i) above)	$	_________

(xiii)	non-recurring transaction costs expensed ( in accordance with GAAP) by the Loan Parties in connection with the Dominion Acquisition of up to 10% of Consolidated EBITDA	$	_________

(xiv)	cash dividends or distributions received from Excluded Subsidiaries and Affiliates that are not Loan Parties except to the extent that any such cash dividends or distributions received in connection with a Permitted Gas Properties Disposition are used for a distribution or dividend by the Borrower	$	_________

(xv)	the sum of items (v) through (xiv), inclusive, equals Consolidated EBITDA	$	_________

C. Item 1(A)(xvi) divided by Item 1(B)(xv) equals the Leverage Ratio             to 1.0

V. Minimum Interest Coverage Ratio. (Section 8.2.16) The ratio of (A) Consolidated EBITDA to (B) Consolidated Cash Interest Expense of the Loan Parties and CNX Funding is             to 1.0 (insert from Item 2(c) below) as of the Report Date for the four fiscal quarters then ended, which is not less than the permitted ratio of 2.5 to 1.0.

A. Calculation of amount (A) - Consolidated EBITDA (insert from item 1(B)(xv) above):		$

B. Calculation of amount (B) - Consolidated Cash Interest Expense of the Loan Parties and CNX Funding as of the Report Date for the four fiscal quarters then ended consolidated in accordance with GAAP

(i)	interest expense (in each case required in accordance with the terms of the note, instrument or other agreement applicable thereto to be payable in cash, other than to the extent the borrower thereunder has elected to pay such interest in kind)	______

C.	Item 2(A) divided by Item 2(B)(i) equals the Interest Coverage Ratio	to 1.0

VI. Maximum Senior Secured Leverage Ratio. (Section 8.2.17) The ratio of (A) Secured Debt to (B) Consolidated EBITDA of the Loan Parties is              to 1.0 (insert from Item 3(c) below) as of the Report Date for the four fiscal quarters then ended, which is not less than the permitted ratio of 2.0 to 1.0.

A. Calculation of Amount (A) - Secured Debt (determined as of the end of the fiscal quarter of the Borrower ending as of the Report Date) for the Loan Parties is determined as follows (all capitalized terms set forth below related to the calculation of Secured Debt shall have the meaning ascribed to such terms in the Collateral Trust Agreement):

(i)	Credit Facility Debt (other than any Letters of Credit that have been cash collateralized pursuant to Section 2.9.10 [Cash Collateral Prior to the Expiration Date] of the Credit Facility Agreement)	$

(ii)	Public Debt	$

(iii)	without duplication, all fees, expenses and charges (including, without limitation, indemnification, reimbursement or contribution obligations) due or owing to any Secured Party arising under any Debt Instrument, the Collateral Trust Agreement or any Security Document	$

B.	Calculation of amount (B) - Consolidated EBITDA (insert from Item 1(b)(xv) above):	$

C.	Item 3(a) divided by Item 3(b) equals the Senior Secured Leverage Ratio	to 1.0

VII. Limitations on Other Investments (Section 8.2.4(vi) - (viii)). As of the Report Date, the aggregate amount of Investments made by the Loan Parties in all Persons (other than the Loan Parties) other than those described in clauses (i) through (v) and (ix) through (xv) of Section 8.2.4 of the Credit Agreement consists of (A) Investments (pursuant to Section 8.2.4(vi) of the Credit Agreement) in the form of cash, unpaid loans or advances from the Loan Parties

that equal $            a in the aggregate at such time, which amount, plus $            (without duplication, the amount of Guaranties permitted pursuant to Section 8.2.3(v) at such time) does not exceed $600,000,000, (B) Non-Strategic Assets, and (C) Investments in the form of non-cash assets, where the fair market value of such assets plus (without duplication) all sales, transfers, and dispositions of assets under Section 8.2.7(viii) of the Credit Agreement, for the period from the Closing Date through and including the Report Date equals $            , which amount does not exceed the $250,000,000 in the aggregate permitted under Section 8.2.4(viii) of the Credit Agreement.

VIII. Limitations on Guaranties (Section 8.2.3(v)). As of the Report Date, the aggregate amount of Guaranties by any Loan Party (permitted pursuant to Section 8.2.3(v) of the Credit Agreement), other than those described in clause (i) through (iv) and (vi) of Section 8.2.3 of the Credit Agreement for outstanding obligations (whether contingent or otherwise) equals $            b, at such time, which amount, plus $            (without duplication, the amount of Investments permitted pursuant to Section 8.2.4(vi) at such time, as set forth in item 4(A) above), does not exceed $600,000,000.

[Complete the following section 6 only for Compliance Certificates submitted for each fiscal quarter in which any sale, transfer or lease of assets has occurred.]

IX. Notification of Sale, Transfer or Lease of Assets (Section 8.2.7(viii)). As of the Report Date, a sale, transfer or lease of assets pursuant to Section 8.2.7(viii) has occurred as is set forth in more detail on an attachment hereto.

X. Loans and Advances to Employees (Section 8.2.4(ii)(b)). As of the Report Date, the aggregate amount of loans and advances to employees made pursuant to Section 8.2.4(ii) is $            , which amount does not exceed $5,000,000.

[Complete the following sections 8 and 9 only for Compliance Certificates submitted at the end of the fiscal year.]

XI. Limitations on Indebtedness (Section 8.2.1(iii),(vii) and (viii)).

[a]

For purposes of calculating the outstanding aggregate amount of such Investments, including Guaranties described in clause (v) of Section 8.2.3 of the Credit Agreement, such aggregate amount shall be reduced by the aggregate amount of any quantifiable rebate, dividend, return, or other financial benefit received by such Loan Party with respect to such Investments and Guaranties for the period from the Closing Date through and including the date of determination and any payment under any Guaranty permitted by Section 8.2.3(vi) of the Credit Agreement shall reduce the amount of Investments permitted by Section 8.2.4(vi) of the Credit agreement.

[b]

For purposes of calculating the outstanding aggregate amount of such Guaranties, including Investments described in clause (vi) of Section 8.2.4 of the Credit Agreement, such aggregate amount shall be reduced by the aggregate amount of any quantifiable rebate, dividend, return, or other financial benefit received by such Loan Party with respect to such Investments and Guaranties for the period from the Closing Date through and including the date of determination and any payment under any Guaranty permitted by Section 8.2.4(vi) of the Credit Agreement shall reduce the amount of Guaranties permitted by Section by Section 8.2.3(v) of the Credit Agreement.

A. As of the Report Date, the aggregate amount of Indebtedness secured by a Lien permitted by clause (vii) of the definition of Permitted Liens is $            a, which amount does not exceed $250,000,000 at any time as permitted pursuant to Section 8.2.1(iii).

B. As of the Report Date, the aggregate amount of Indebtedness secured by a Lien permitted by clause (xii) of the definition of Permitted Liens is $            , which amount does not exceed $250,000,000 at any time as permitted pursuant to Section 8.2.1(vii).

C. As of the Report Date, the aggregate amount of Indebtedness secured by a Lien permitted by clause (xxii) of the definition of Permitted Liens is $            , which amount does not exceed $150,000,000 at any time as permitted pursuant to Section 8.2.1(vii).

D. As of the Report Date, the aggregate amount of Indebtedness secured by a Lien permitted by clause (xv) of the definition of Permitted Liens is $            , which amount does not exceed $50,000,000 at any time as permitted pursuant to Section 8.2.1(viii).

XII. Limitations on Dispositions of Assets (Section 8.2.7(iv), (viii)). As of the Report Date:

A. the fair market value of all assets sold, transferred, leased, subleased or licensed pursuant to Section 8.2.7(iv) of the Credit Agreement equals $            for the fiscal year ended as of the Report Date, which amount shall not exceed $250,000,000 in any given fiscal year (including any options or rights of first refusal granted during such fiscal year if such option or right of first refusal is not cancelled, expired or otherwise terminated in the same fiscal year in which it is granted); and

B. the Net Cash Proceeds from all sales, transfer, lease, sublease or license of assets (other than those specifically excepted pursuant to clauses (i) through (vii) or (ix) through (xiii) of Section 8.2.7) calculated for the period from the Closing Date through and including the Report Date (including any options or rights of first refusal granted during such period if such option or right of first refusal is not cancelled, expired or otherwise terminated in the same fiscal year in which it is granted), equals an aggregate amount of $            , as permitted pursuant to Section 8.2.7(viii), plus (without duplication) the fair market value of assets contributed in the form of Investments pursuant to Section 8.2.4(viii) subsequent to the Original Closing Date equals $            , which amount does not exceed an aggregate amount of $250,000,000.

XIII. [Insert if Applicable: Except as certified to the Administrative Agent and the Lenders pursuant to Section 8.3.5 of the Credit Agreement,] The representations and warranties contained in Section 6 of the Credit Agreement and in the other Loan Documents are true and correct on and as of this date with the same effect as though such representations and warranties have been made on and as of the date hereof (except representations and warranties that expressly relate solely to an earlier date or time).

[a]	Excluding for the purpose of this computation any loans or deferred payments secured by Liens described on Schedule 1.1(P).

XIV. [Insert if Applicable: Except as certified to the Administrative Agent and the Lenders pursuant to Section 8.3.5 of the Credit Agreement,] No Event of Default or Potential Default exists and is continuing as of the date hereof.

XV. Set forth on Exhibit A attached hereto is a description of each Swap Agreement to which any Loan Party is a party, all of which are Specified Swap Agreements.

IN WITNESS WHEREOF, the undersigned has executed this Certificate this              day of             ,             .

By:
Name:
Title: